UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: November 30, 2012

Date of reporting period: November 30, 2012

Item 1. REPORT TO SHAREHOLDERS

Annual Report

November 30, 2012

Allianz Multi-Strategy Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz Global Investors Solutions 2015 Fund

Allianz Global Investors Solutions 2020 Fund

Allianz Global Investors Solutions 2025 Fund

Allianz Global Investors Solutions 2030 Fund

Allianz Global Investors Solutions 2035 Fund

Allianz Global Investors Solutions 2040 Fund

Allianz Global Investors Solutions 2045 Fund

Allianz Global Investors Solutions 2050 Fund

Allianz Global Investors Solutions 2055 Fund

Allianz Global Investors Solutions Global Allocation Fund

Allianz Global Investors Solutions Global Growth Allocation Fund

Allianz Global Investors Solutions Retirement Income Fund

Allianz AGIC Convertible Fund

Allianz AGIC Focused Opportunity Fund

Allianz AGIC Global Managed Volatility Fund

Allianz AGIC High Yield Bond Fund

Allianz AGIC Micro Cap Fund

Allianz AGIC Ultra Micro Cap Fund

Allianz AGIC U.S. Emerging Growth Fund

Allianz F&T Behavioral Advantage Large Cap Fund

Allianz NFJ Global Dividend Value Fund

Allianz NFJ International Small-Cap Value Fund

Allianz NFJ International Value II Fund

Allianz RCM China Equity Fund

Allianz RCM Disciplined Equity Fund

Allianz RCM Global Water Fund

Allianz RCM International Small-Cap Fund (formerly Allianz AGIC International Growth Opportunities Fund)

Allianz RCM Redwood Fund

Allianz RCM Short Duration High Income Fund

See pages 224-225 of the Notes to Financial Statements for Fund name changes that will take effect on January 28, 2013.

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses. Please read the prospectus carefully before you invest or send money.

President’s Letter 2–3

Fund Summaries 4–85

Important Information 86–87

Benchmark Descriptions 88–90

Schedules of Investments 91–121

Statements of Assets and Liabilities 122–126

Statements of Operations 128–132

Statements of Changes in Net Assets 134–141

Financial Highlights 142–179

Notes to Financial Statements 180–225

Report of Independent Registered Public Accounting Firm 226

Shareholder Meeting Results/Changes to Board of Trustees227

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements 228–229

Federal Income Tax Information 230–231

Privacy Policy 232

Board of Trustees and Officers 233–234

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Allianz Global Investors Solutions target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal value of the Funds is not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Brian S. Shlissel

President

Dear Shareholder,

The U.S. economy expanded throughout the twelve-month fiscal reporting period ended November 30, 2012. Growth occurred despite ongoing geopolitical and economic concerns both at home and abroad, notably in the European Union (“E.U.”). After hitting multi-year highs, stock markets eased as corporate profits leveled off.

Twelve Months in Review

For the twelve-month fiscal reporting period ended November 30, 2012, U.S. stocks, as measured by the Standard & Poor’s 500 Index, rose 16.13%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, rose 12.61% and 13.62% respectively, in dollar-denominated terms. The MSCI Emerging Markets Index rose 11.35%.

As for bonds, the Barclays U.S. Credit Index rose 11.59%, and the Barclays Global High Yield Index rose 19.52%. The Barclays U.S. Government Bond Index rose 3.34%, while the broader bond market index, as measured by the Barclays U.S. Aggregate Index, rose 5.51%.

As the fiscal reporting period began, U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of U.S. economic activity and the principal indicator of economic performance, was expanding at a healthy annual rate of 4.1%. But this growth rate, the strongest since 2009, eased to a 2.0% annual pace in the January-to-March 2012 period, and a 1.3% pace in the April-to-June period, before accelerating to a 3.1% growth rate in the July-to-September period.

Growth was accompanied by visible gains on the U.S. labor front. Over the twelve-month fiscal reporting period, the unemployment rate fell from 8.6% to 7.7%, its lowest level since December 2008. The housing market also appears to have turned the corner. Construction of new homes and median prices showed gains, while inventories fell.

The Federal Reserve (the “Fed”) maintained a cautious stance. It revealed that it would launch a third round of so-called “quantitative easing.” This would entail, the Fed indicated, the purchase of $40 billion of mortgage securities each month for the foreseeable future. The objective, officials revealed, was to lower already record low mortgage rates in an effort to boost the housing market. The Fed also revealed that its key Fed Funds rate would remain in the 0.0% to 0.25% range well into 2015, longer than previously forecasted. Shortly after the fiscal reporting period ended, the Fed indicated that it would continue a previously announced program to buy $45 billion of Treasury bonds each month. Fed Chairman Ben Bernanke said these efforts would remain in place until the unemployment rate fell below 6.5%, a goal, the Fed indicated, that may not be achieved until 2015.

Allianz Global Investors – Positioned to Face Today’s Challenges

We anticipate that global growth in 2013 will be slightly under trend, with continued weakness in both the E.U. and Great Britain.

2	Allianz Multi-Strategy Funds

Growth in Asia may not be at the level of prior years but will likely provide a modest tailwind. Real interest rates are expected to remain in the low-to-negative range. It is important to note that low interest rates tend to support higher equity prices and bond prices typically decline as interest rates increase.

As the United States grapples with its fiscal problems we believe that lawmakers will edge away from the so-called “fiscal cliff” in order to avert negative consequences to the U.S. economy. Fiscal issues must eventually be dealt with, of course, and one way of doing so is by growing the economy. In this respect, the United States is in the advantageous position of possessing, among other attributes, a vibrant, well-educated and flexible workforce, and demographics that bode well for the long-term. There is no denying that the U.S. economy faces serious challenges, however, over countless market cycles and ever-changing economic conditions, the U.S. economy has always proven to be resilient. We are confident that this will once again be the case in the New Year.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We appreciate your business and your trust. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional information. We wish you a happy and prosperous new year.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Annual Report	November 30, 2012	3

Allianz Global Investors Solutions 2015 Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at Net Asset Value (“NAV”) of the Allianz Global Investors Solutions 2015 Fund (the “Fund”) returned 9.88% outperforming the Dow Jones Real Return 2015 Index (the “benchmark index”) which returned 8.64%.

What Happened

Risk markets around the world were up meaningfully for the period December 1, 2011 to November 30, 2012. For example, the MSCI ACWI Index was up 13.33%, MSCI Emerging Markets Index was up 11.35% and MSCI Europe Index was up 14.07%. Among the best performers for the period were global REITs, which gained 24.00% (as measured by the S&P Developed Property Index) and the S&P Emerging Market Property Index was up 47.45%. The story of how this happened is a powerful one: almost without exception, earnings estimates fell, and fell precipitously throughout the year driven by a recession in Europe, a slower growth trajectory in the U.S., and a loss of momentum in emerging market economies. Hence, market performance can be explained by expanding Price to Earnings* (“P/E”) ratios everywhere around the world as Table 1 shows.

Global Returns: All P/E Expansion and no Earnings Growth
		Price change	P/E change	EPS** change
Germany	DAX Index	29%	25%	3%
France	CAC Index	15%	28%	(10)%
Japan	NKY Index	15%	41%	(18)%
Euro zone	SX5E Index	14%	32%	(14)%
United States	SPX Index	12%	18%	(4)%
United Kingdom	UKX Index	6%	25%	(15)%
Italy	FTSEMIB Index	5%	38%	(24)%

Note: Market performance of Developed Markets year-to-date through 12/14/12. Source: Bloomberg

A logical question is how markets could have posted such strong performance as economic growth in every region in the world either contracted or slowed. We believe that expectations for earnings have increased due to two dominant policy developments. The first is the European Central Bank (“ECB”) announcement in July when Mario Draghi introduced his “make my day” policy, which entails printing enormous amounts of money and flooding the system with liquidity. This policy eliminated the sovereign funding tail risk in Spain and Italy.

The second development is that in both Europe and the U.S., policy makers continue to kick the proverbial can down the road regarding difficult

(and politically sensitive) policy decisions required to deal with large fiscal imbalances.

Don’t Fight the Fed and the ECB

The standard rule of “don’t fight the Fed” has never been so applicable. Central banks in the U.S., Europe, the United Kingdom and Japan have provided monetary stimulus on an unprecedented scale. Each has announced plans to continue to flood mortgage and government bond markets with more liquidity next year, and into the foreseeable future. As the fiscal picture gets gloomier around the world, central bank heads like Ben Bernanke and Mario Draghi have truly become “policy makers of last resort”. Across the developed world, governments have relied on them to monetize their debt and enable higher budget deficits. Fed purchases of Treasuries next year are expected to finance 100% of the U.S. government budget deficit for 2013.

“Kick the Can down the Road”

Earnings and growth expectations are also supported by governments’ proclivity to put off solving difficult problems for another day. The euro zone entered the calendar year in the midst of financial crisis and more than 20 summits later (as of November 30, 2012), it remains in crisis. Austerity measures adopted in both the periphery—Portugal, Italy, Spain and Greece—and the center, including in France, are a temporary solution. But policies such as those that have led to a lower minimum wage and higher tax revenues have not been accompanied by real labor market reforms. Nor have we seen plans for a fiscal or banking union materialize.

In the U.S., it’s a similar story. Policy makers teetering on the edge of the fiscal cliff appear unwilling to accept the necessary changes that would rein in the size of the federal government.

The risk is that strict austerity policies adopted across the euro zone and serious spending cuts and tax hikes in the U.S. may not only hurt growth in the near term but crush expectations for growth going forward. If this happens, markets would shift to a risk-off regime.

“Mind the Gap”

The current situation of kicking the can down the road and hoping for growth has led expectations for real GDP growth and earnings growth to diverge. This mismatch shows up across markets where expectations for earnings growth are around two to three times estimates for economic growth in 2013 for most developed markets as Table 2 shows.

Mind the GAP: Expected Growth vs. Expected Earnings
	2013 Expected GDP Growth	2013 Expected EPS Growth
EM	10%	15%
US	4%	11%
Euro Area	2%	9%
UK	3%	9%
Germany	3%	5%
France	2%	8%
Italy	2%	16%
Japan	1%	19%

Note: consensus estimates and IMF

Source: Bloomberg as of 11/12/12

Portfolio Review

During the twelve-month period, the Fund held overweight positions in U.S. small-cap equities, and short-term and non-U.S. fixed-income assets and short-term Treasury inflation protected securities (“TIPS”). The Fund held underweights in U.S. large-cap and non-U.S. equities, real return assets, including real estate and commodities and intermediate-term TIPS relative to the benchmark index.

The equity holdings in the Fund underperformed the benchmark for the period due to material underperformance of underlying U.S. equity funds. U.S. large cap equities detracted from overall performance due an underweight in the sector in addition to fund selection. For the twelve-month period, large cap stocks were up 16.19% as measured by the Russell 1000 Index and small cap stocks were up 13.09% as measured by the Russell 2000 Index. Within international equities, exposure to emerging markets contributed to performance. For the period, the MSCI Emerging Markets Index was up 11.35% in dollar terms. Exposure to underlying funds implementing managed volatility strategies, which tend to underperform traditional strategies in up markets, detracted from performance during the period.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed its fixed income benchmark due to a significant overweight in the sector, fund selection and an overweight in agency and non-agency mortgage backed securities. All of the PIMCO bond funds in the portfolio outperformed their respective benchmarks for the period. Notably, the PIMCO Income Fund was up 22.0% in the period, with an excess return of 16.5% versus the Barclays U.S. Aggregate Index. A large allocation to the PIMCO Income Fund enabled the portfolio to gain exposure to the recovery in the housing market in the U.S. and was part of the rationale for the

* Price to Earnings (P/E) is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio.

** Earnings Per Share (EPS) is a company’s profit dividend by its number of outstanding shares. If a company earning $2 million in one year had $2 million shares of stock outstanding, its EPS would be $1. In calculating EPS, the company often uses a weighted average of shares outstanding over the reporting term.

4	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2015 Fund (Cont.)

(Unaudited)

underweight in equities. The TIPS portion of the fixed income portfolio also contributed to performance mainly due to fund selection. An overweight in short-term TIPS detracted from performance within the TIPS sector, as long-term real interest rates fell to new lows during the period. Short-term TIPS, which are more highly correlated to U.S. inflation than long-term TIPS, provide a hedge in the portfolio against rising real yields. Short-term TIPS were one of the worst performing asset classes in the period, returning 2.18% based on the BofA Merrill Lynch U.S. Treasury Inflation Linked 1-5 year Index.

The Fund materially outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down -2.22% based on the DJ UBS Commodity Total Return Index in dollar terms for the period and positive fund selection. In real estate, fund selection and a tilt toward global

REITs contributed to performance. This was slightly offset by an underweight in the overall asset class, which was among the best performers in the period.

Outlook

The outlook continues to be dominated by three factors, including first, the shape and strength of the U.S. recovery, which is now partly tied to the resolution of the looming “fiscal cliff”; second, the success of policies in China and other emerging markets to maintain growth rates above those of developed markets; and third, the path to the outcome of the euro-zone crisis.

The expectation is that the world will remain mired in a low rate environment. The Fed has committed, through its Quantitative Easing program, to purchases of U.S. Treasuries on a monthly basis, which, will likely exceed the entire U.S. deficit, equivalent to around $1 trillion in

2013. In the euro zone, the policies introduced by the ECB this year, including the Outright Monetary Transactions (“OMT”), have taken away the risk of a euro area liquidity failure. Nevertheless, a high degree of uncertainty surrounding policy decisions in both the U.S. and Europe will continue to weigh on markets in 2013.

We continue to expect high levels of risk-on, risk-off volatility. At times, this volatility will allow the opportunity to make prudent and modest adjustments to the portfolios in response to market moves judged to be overreactions. Overall the Allianz Global Investors Solutions Target Date Funds are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight euro zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz Global Investors Solutions 2015 Fund Class A	9.88%	11.36%
Allianz Global Investors Solutions 2015 Fund Class A (adjusted)	3.84%	9.77%
Allianz Global Investors Solutions 2015 Fund Class C	9.08%	10.52%
Allianz Global Investors Solutions 2015 Fund Class C (adjusted)	8.08%	10.52%
Allianz Global Investors Solutions 2015 Fund Class D	9.82%	11.35%
Allianz Global Investors Solutions 2015 Fund Class R	9.50%	11.06%
Allianz Global Investors Solutions 2015 Fund Class P	10.27%	11.64%
Allianz Global Investors Solutions 2015 Fund Institutional Class	10.31%	11.73%
Allianz Global Investors Solutions 2015 Fund Administrative Class	9.97%	11.43%
Dow Jones Real Return 2015 Index	8.64%	10.93%
Lipper Mixed-Asset Target 2015 Funds Average	9.76%	11.18%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.19% for Class A shares, 1.94% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.74% for Institutional Class shares and 1.04% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.97% for Class A shares, 1.72% for Class C shares, 1.07% for Class D shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Institutional Class shares and 0.92% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Annual Report	November 30, 2012	5

Allianz Global Investors Solutions 2015 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Fund Allocation (as of November 30, 2012)

PIMCO Real Return	30.9%
PIMCO Income	9.0%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	5.8%
PIMCO 1-5 Year U.S. TIPS Index	5.6%
PIMCO Short-Term	4.6%
iShares Barclays TIPS Bond	4.1%
Allianz AGIC Income & Growth	4.0%
Wells Fargo Advantage Short-Term High Yield Bond	3.5%
Other	31.9%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,061.40	$1,057.40	$1,060.90	$1,059.80	$1,063.30	$1,063.20	$1,061.80
Expenses Paid During Period	$2.16	$6.02	$2.68	$3.86	$0.52	$—	$1.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,022.90	$1,019.15	$1,022.40	$1,021.25	$1,024.50	$1,025.00	$1,023.15
Expenses Paid During Period	$2.12	$5.91	$2.63	$3.79	$0.51	$—	$1.87

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.42% for Class A, 1.17% for Class C, 0.52% for Class D, 0.75% for Class R, 0.10% for Class P, 0.00% for Institutional Class and 0.37% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

6	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	November 30, 2012	7

Allianz Global Investors Solutions 2020 Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz Global Investors Solutions 2020 Fund (the “Fund”) returned 10.23% outperforming the Dow Jones Real Return 2020 Index (the “benchmark index”) which returned 8.77%.

What Happened

Risk markets around the world were up meaningfully for the period December 1, 2011 to November 30, 2012. For example, the MSCI ACWI Index was up 13.33%, MSCI Emerging Markets Index was up 11.35% and MSCI Europe Index was up 14.07%. Among the best performers for the period were global REITs, which gained 24.00% (as measured by the S&P Developed Property Index) and the S&P Emerging Market Property Index was up 47.45%. The story of how this happened is a powerful one: almost without exception, earnings estimates fell, and fell precipitously throughout the year driven by a recession in Europe, a slower growth trajectory in the U.S., and a loss of momentum in emerging market economies. Hence, market performance can be explained by expanding Price to Earnings (“P/E”) ratios everywhere around the world as Table 1 shows.

Global Returns: All P/E Expansion and no Earnings Growth
		Price change	P/E change	EPS change
Germany	DAX Index	29%	25%	3%
France	CAC Index	15%	28%	(10)%
Japan	NKY Index	15%	41%	(18)%
Euro zone	SX5E Index	14%	32%	(14)%
United States	SPX Index	12%	18%	(4)%
United Kingdom	UKX Index	6%	25%	(15)%
Italy	FTSEMIB Index	5%	38%	(24)%

Note: Market performance of Developed Markets year-to-date through 12/14/12. Source: Bloomberg

A logical question is how markets could have posted such strong performance as economic growth in every region in the world either contracted or slowed. We believe that expectations for earnings have increased due to two dominant policy developments. The first is the European Central Bank (“ECB”) announcement in July when Mario Draghi introduced his “make my day” policy, which entails printing enormous amounts of money and flooding the system with liquidity. This policy eliminated the sovereign funding tail risk in Spain and Italy.

The second development is that in both Europe and the U.S., policy makers continue to kick the proverbial can down the road regarding difficult (and politically sensitive) policy decisions required to deal with large fiscal imbalances.

Don’t Fight the Fed and the ECB

The standard rule of “don’t fight the Fed” has never been so applicable. Central banks in the U.S., Europe, the United Kingdom and Japan have provided monetary stimulus on an unprecedented scale. Each has announced plans to continue to flood mortgage and government bond markets with more liquidity next year, and into the foreseeable future. As the fiscal picture gets gloomier around the world, central bank heads like Ben Bernanke and Mario Draghi have truly become “policy makers of last resort”. Across the developed world, governments have relied on them to monetize their debt and enable higher budget deficits. Fed purchases of Treasuries next year are expected to finance 100% of the U.S. government budget deficit for 2013.

“Kick the Can down the Road”

Earnings and growth expectations are also supported by governments’ proclivity to put off solving difficult problems for another day. The euro zone entered the calendar year in the midst of financial crisis and more than 20 summits later (as of November 30, 2012), it remains in crisis. Austerity measures adopted in both the periphery – Portugal, Italy, Spain and Greece – and the center, including in France, are a temporary solution. But policies such as those that have led to a lower minimum wage and higher tax revenues have not been accompanied by real labor market reforms. Nor have we seen plans for a fiscal or banking union materialize.

In the U.S., it’s a similar story. Policy makers teetering on the edge of the fiscal cliff appear unwilling to accept the necessary changes that would rein in the size of the federal government.

The risk is that strict austerity policies adopted across the euro zone and serious spending cuts and tax hikes in the U.S. may not only hurt growth in the near term but crush expectations for growth going forward. If this happens, markets would shift to a risk-off regime.

“Mind the Gap”

The current situation of kicking the can down the road and hoping for growth has led expectations for real GDP growth and earnings growth to diverge. This mismatch shows up across markets where expectations for earnings growth are around two to three times estimates for economic growth in 2013 for most developed markets as Table 2 shows.

Mind the GAP: Expected Growth vs. Expected Earnings
	2013 Expected GDP Growth	2013 Expected EPS Growth
EM	10%	15%
US	4%	11%
Euro Area	2%	9%
UK	3%	9%
Germany	3%	5%
France	2%	8%
Italy	2%	16%
Japan	1%	19%

Note: consensus estimates and IMF

Source: Bloomberg as of 11/12/12

Portfolio Review

During the twelve-month period, the Fund held overweight positions in U.S. small-cap equities, and short- term and non-U.S. fixed-income assets and short-term Treasury inflation protected securities (TIPS). The Fund held underweights in U.S. large- cap and non-U.S. equities, real return assets, including real estate and commodities and intermediate-term TIPS relative to its benchmark index.

The equity holdings in the Fund underperformed their benchmark for the period due to material underperformance of underlying U.S. equity funds. U.S. large cap equities detracted from overall performance due an underweight in the sector in addition to fund selection. For the twelve-month period, large cap stocks were up 16.19% as measured by the Russell 1000 Index and small cap stocks were up 13.09% as measured by the Russell 2000 Index. Within international equities, exposure to emerging markets contributed to performance. For the period, the MSCI Emerging Markets Index was up 11.35% in dollar terms. Exposure to underlying funds implementing managed volatility strategies, which tend to underperform traditional strategies in up markets, detracted from performance during the period.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed its fixed income benchmark due to a significant overweight in the sector, fund selection and an overweight in agency and non-agency mortgage backed securities. All of the PIMCO bond funds in the portfolio outperformed their respective benchmarks for the period. Notably, the PIMCO Income Fund was up 22.0% in the period, with an excess return of 16.5% versus the Barclays U.S. Aggregate Index. A large allocation to the PIMCO Income Fund enabled the portfolio to gain exposure to the recovery in the housing market in the U.S. and was part of the rationale for the underweight in equities. The TIPS portion of the fixed income portfolio also contributed to performance mainly due to fund selection. An

8	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2020 Fund (Cont.)

(Unaudited)

overweight in short-term TIPS detracted from performance within the TIPS sector, as long-term real interest rates fell to new lows during the period. Short-term TIPS, which are more highly correlated to U.S. inflation than long-term TIPS, provide a hedge in the portfolio against rising real yields. Short-term TIPS were one of the worst performing asset classes in the period, returning 2.18% based on the BofA Merrill Lynch U.S. Treasury Inflation Linked 1-5 year Index.

The Fund materially outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down -2.22% based on the DJ UBS Commodity Total Return Index in dollar terms for the period and positive fund selection. In real estate, fund selection and a tilt toward global REITs contributed to performance. This was slightly offset by an underweight in the overall asset class, which was among the best performers in the period.

Outlook

The outlook continues to be dominated by three factors, including first, the shape and strength of the U.S. recovery, which is now partly tied to the resolution of the looming “fiscal cliff”; second, the success of policies in China and other emerging markets to maintain growth rates above those of developed markets; and third, the path to the outcome of the euro-zone crisis.

The expectation is that the world will remain mired in a low rate environment. The Fed has committed, through its Quantitative Easing program, to purchases of U.S. Treasuries on a monthly basis, which, will likely exceed the entire U.S. deficit, equivalent to around $1 trillion in 2013. In the euro zone, the policies introduced by the ECB this year, including the Outright Monetary Transactions (“OMT”), have taken away the risk of a euro area liquidity failure. Nevertheless, a high degree of uncertainty surrounding policy decisions in both the U.S. and Europe will continue to weigh on markets in 2013.

We continue to expect high levels of risk-on, risk-off volatility. At times, this volatility will allow the opportunity to make prudent and modest adjustments to the portfolios in response to market moves judged to be overreactions. Overall the Allianz Global Investors Solutions Target Date Funds are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight euro zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz Global Investors Solutions 2020 Fund Class A	10.23%	11.62%
Allianz Global Investors Solutions 2020 Fund Class A (adjusted)	4.16%	10.02%
Allianz Global Investors Solutions 2020 Fund Class C	9.29%	10.75%
Allianz Global Investors Solutions 2020 Fund Class C (adjusted)	8.29%	10.75%
Allianz Global Investors Solutions 2020 Fund Class D	10.02%	11.57%
Allianz Global Investors Solutions 2020 Fund Class R	9.84%	11.31%
Allianz Global Investors Solutions 2020 Fund Class P	10.55%	11.89%
Allianz Global Investors Solutions 2020 Fund Institutional Class	10.62%	11.98%
Allianz Global Investors Solutions 2020 Fund Administrative Class	10.20%	11.66%
Dow Jones Real Return 2020 Index	8.77%	11.23%
Lipper Mixed-Asset Target 2020 Funds Average	10.55%	11.87%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 1.99% for Class C shares, 1.24% for Class D shares, 1.49% for Class R shares, 0.84% for Class P shares, 0.79% for Institutional Class shares and 1.09% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.09% for Class D shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.59% for Institutional Class shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Annual Report	November 30, 2012	9

Allianz Global Investors Solutions 2020 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Fund Allocation (as of November 30, 2012 )

PIMCO Real Return	28.2%
PIMCO Income	8.8%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	5.7%
PIMCO Short-Term	4.5%
Allianz AGIC Income & Growth	4.0%
iShares Barclays TIPS Bond	3.9%
PIMCO 1-5 Year U.S. TIPS Index	3.9%
Allianz NFJ Global Dividend Value	3.7%
Other	36.6%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,065.70	$1,061.00	$1,065.00	$1,063.90	$1,067.50	$1,068.00	$1,065.30
Expenses Paid During Period	$2.07	$6.03	$2.58	$3.77	$0.41	$—	$1.86

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,023.00	$1,019.15	$1,022.50	$1,021.35	$1,024.60	$1,025.00	$1,023.20
Expenses Paid During Period	$2.02	$5.91	$2.53	$3.69	$0.40	$—	$1.82

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 1.17% for Class C, 0.50% for Class D, 0.73% for Class R, 0.08% for Class P, 0.00% for Institutional Class and 0.36% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

10	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	November 30, 2012	11

Allianz Global Investors Solutions 2025 Fund

(Unaudited)

For the period of December 19, 2011, through November 30, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the period from inception on December 19, 2011 through November 30, 2012, Class A shares at NAV of the Allianz Global Investors Solutions 2025 Fund (the “Fund”) returned 11.86% outperforming the Dow Jones Real Return 2025 Index (the “benchmark index”) which returned 10.31%.

What Happened

Risk markets around the world were up meaningfully for the period December 19, 2011 to November 30, 2012. For example, the MSCI ACWI Index was up 18.20%, MSCI Emerging Markets Index was up 16.25% and MSCI Europe Index was up 20.87%. Among the best performers for the period were global REITs, which gained 27.5% (as measured by the S&P Developed Property Index) and the S&P Emerging Market Property Index was up 48.6%. The story of how this happened is a powerful one: almost without exception, earnings estimates fell, and fell precipitously throughout the year driven by a recession in Europe, a slower growth trajectory in the U.S., and a loss of momentum in emerging market economies. Hence, market performance can be explained by expanding Price to Earnings (P/E) ratios everywhere around the world as Table 1 shows.

Global Returns: All P/E Expansion and no Earnings Growth
		Price change	P/E change	EPS change
Germany	DAX Index	29%	25%	3%
France	CAC Index	15%	28%	(10)%
Japan	NKY Index	15%	41%	(18)%
Euro zone	SX5E Index	14%	32%	(14)%
United States	SPX Index	12%	18%	(4)%
United Kingdom	UKX Index	6%	25%	(15)%
Italy	FTSEMIB Index	5%	38%	(24)%

Note: Market performance of Developed Markets year-to-date through 12/14/12. Source: Bloomberg

A logical question is how markets could have posted such strong performance as economic growth in every region in the world either contracted or slowed. We believe that expectations for earnings have increased due to two dominant policy developments. The first is the European Central Bank (“ECB”) announcement in July when Mario Draghi introduced his “make my day” policy, which entails printing enormous amounts of money and flooding the system with liquidity. This policy eliminated the sovereign funding tail risk in Spain and Italy.

The second development is that in both Europe and the U.S., policy makers continue to kick the proverbial can down the road regarding difficult (and politically sensitive) policy decisions required to deal with large fiscal imbalances.

Don’t Fight the Fed and the ECB

The standard rule of “don’t fight the Fed” has never been so applicable. Central banks in the U.S., Europe, the United Kingdom and Japan have provided monetary stimulus on an unprecedented scale. Each has announced plans to continue to flood mortgage and government bond markets with more liquidity next year, and into the foreseeable future. As the fiscal picture gets gloomier around the world, central bank heads like Ben Bernanke and Mario Draghi have truly become “policy makers of last resort”. Across the developed world, governments have relied on them to monetize their debt and enable higher budget deficits. Fed purchases of Treasuries next year are expected to finance 100% of the U.S. government budget deficit for 2013.

“Kick the Can down the Road”

Earnings and growth expectations are also supported by governments’ proclivity to put off solving difficult problems for another day. The euro zone entered the calendar year in the midst of financial crisis and more than 20 summits later (as of November 30, 2012), it remains in crisis. Austerity measures adopted in both the periphery—Portugal, Italy, Spain and Greece—and the center, including in France, are a temporary solution. But policies such as those that have led to a lower minimum wage and higher tax revenues have not been accompanied by real labor market reforms. Nor have we seen plans for a fiscal or banking union materialize.

In the U.S., it’s a similar story. Policy makers teetering on the edge of the fiscal cliff appear unwilling to accept the necessary changes that would rein in the size of the federal government.

The risk is that strict austerity policies adopted across the euro zone and serious spending cuts and tax hikes in the U.S. may not only hurt growth in the near term but crush expectations for growth going forward. If this happens, markets would shift to a risk-off regime.

“Mind the Gap”

The current situation of kicking the can down the road and hoping for growth has led expectations for real GDP growth and earnings growth to diverge. This mismatch shows up across markets where expectations for earnings growth are around two to three times estimates for economic growth in 2013 for most developed markets as Table 2 shows.

Mind the GAP: Expected Growth vs. Expected Earnings
	2013 Expected GDP Growth	2013 Expected EPS Growth
EM	10%	15%
US	4%	11%
Euro Area	2%	9%
UK	3%	9%
Germany	3%	5%
France	2%	8%
Italy	2%	16%
Japan	1%	19%

Note: consensus estimates and IMF

Source: Bloomberg as of 11/12/12

Portfolio Review

During the period from inception on December 19, 2011 to November 30, 2012, the Fund held overweight positions in U.S. small-cap equities, and short-term and non-U.S. fixed-income assets and short-term Treasury inflation protected securities (“TIPS”). The Fund held underweights in U.S. large-cap and non-U.S. equities, real return assets, including real estate and commodities and intermediate-term TIPs relative to its benchmark index.

The equity holdings in the Fund underperformed their benchmark for the period due to material underperformance of underlying U.S. equity funds. U.S. large cap equities detracted from overall performance due an underweight in the sector in addition to fund selection. For the reporting period, large cap stocks were up 20.35% as measured by the Russell 1000 Index and small cap stocks were up 17.60% as measured by the Russell 2000 Index. Within international equities, exposure to emerging markets contributed to performance. For the period, the MSCI Emerging Markets Index was up 16.25% in dollar terms. Exposure to underlying funds implementing managed volatility strategies, which tend to underperform traditional strategies in up markets, detracted from performance during the period.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed its fixed income benchmark due to a significant overweight in the sector, fund selection and an overweight in agency and non-agency mortgage backed securities. All of the PIMCO bond funds in the portfolio outperformed their respective benchmarks for the period. Notably, the PIMCO Income Fund was up 20.8% in the period, with an excess return of 16.4% versus the Barclays U.S. Aggregate Bond Index. A large allocation to the PIMCO Income Fund enabled the portfolio to gain exposure to the recovery in the housing market in the U.S. and was part of the rationale for the underweight in equities. The TIPS portion of the fixed income portfolio also contributed to performance mainly due to fund selection. An overweight in short-term TIPS detracted from performance within the TIPS sector, as long-term real interest rates fell to new lows during the period. Short-term TIPS, which are more highly correlated to U.S. inflation than long-term TIPS, provide a hedge in the portfolio against rising real yields. Short-term TIPS were one of the worst performing asset classes in the period, returning 2.51% based on the BofA Merrill Lynch U.S. Treasury Inflation Linked 1-5 year Index.

The Fund materially outperformed in commodities, due to a combination of being underweight the commodity benchmark, which returned 4.12% based on the DJ UBS Commodity Total Return Index in dollar terms for the period and positive fund selection. In real estate, fund selection and a tilt toward global REITs contributed to performance. This was slightly

12	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2025 Fund (Cont.)

(Unaudited)

offset by an underweight in the overall asset class, which was among the best performers in the period.

Outlook

The outlook continues to be dominated by three factors, including first, the shape and strength of the U.S. recovery, which is now partly tied to the resolution of the looming “fiscal cliff”; second, the success of policies in China and other emerging markets to maintain growth rates above those of developed markets; and third, the path to the outcome of the euro-zone crisis.

The expectation is that the world will remain mired in a low rate environment. The Fed has committed, through its Quantitative Easing program, to purchases of U.S. Treasuries on a monthly basis, which will likely exceed the entire U.S. deficit, equivalent to around $1 trillion in 2013. In the euro zone, the policies introduced by the ECB this year, including the Outright Monetary Transactions (“OMT”), have taken away the risk of a euro area liquidity failure. Nevertheless, a high degree of uncertainty surrounding policy decisions in both the U.S. and Europe will continue to weigh on markets in 2013.

We continue to expect high levels of risk-on, risk-off volatility. At times, this volatility will allow the opportunity to make prudent and modest adjustments to the portfolios in response to market moves judged to be overreactions. Overall the Allianz Global Investors Solutions Target Date Funds are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Cumulative Total Return for the period ended November 30, 2012

Since Inception†
Allianz Global Investors Solutions 2025 Fund Class A	11.86%
Allianz Global Investors Solutions 2025 Fund Class A (adjusted)	5.71%
Allianz Global Investors Solutions 2025 Fund Class R	11.51%
Allianz Global Investors Solutions 2025 Fund Class P	12.21%
Allianz Global Investors Solutions 2025 Fund Institutional Class	12.28%
Allianz Global Investors Solutions 2025 Fund Administrative Class	11.86%
Dow Jones Real Return 2025 Index	10.31%
Lipper Mixed-Asset Target 2025 Funds Average	11.41%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 1.56% for Class R shares, 0.91% for Class P shares, 0.86% for Institutional Class shares and 1.16% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.36% for Class R shares, 0.71% for Class P shares, 0.61% for Institutional Class shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Cumulative Returns Through November 30, 2012

Fund Allocation (as of November 30, 2012)

PIMCO Real Return	27.6%
PIMCO Income	7.7%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	5.2%
Allianz NFJ Global Dividend Value	4.2%
iShares Barclays TIPS Bond	4.1%
Allianz AGIC Income & Growth	4.0%
PIMCO Commodity RealReturn Strategy	4.0%
PIMCO Short-Term	3.8%
Other	38.6%
Cash & Equivalents — Net	0.8%

Annual Report	November 30, 2012	13

Allianz Global Investors Solutions 2025 Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,070.20	$1,068.40	$1,072.00	$1,072.00	$1,069.50
Expenses Paid During Period	$2.02	$3.77	$0.41	$—	$2.07

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,023.05	$1,021.35	$1,024.60	$1,025.00	$1,023.00
Expenses Paid During Period	$1.97	$3.69	$0.40	$—	$2.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.39% for Class A, 0.73% for Class R, 0.08% for Class P, 0.00% for Institutional Class and 0.40% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

14	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	November 30, 2012	15

Allianz Global Investors Solutions 2030 Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz Global Investors Solutions 2030 Fund (the “Fund”) returned 10.68% outperforming the Dow Jones Real Return 2030 Index (the “benchmark index”) which returned 9.42%.

What Happened

Risk markets around the world were up meaningfully for the period December 1, 2011 to November 30, 2012. For example, the MSCI ACWI was up 13.33%, MSCI Emerging Markets was up 11.35% and MSCI Europe was up 14.07%. Among the best performers for the period were global REITs, which gained 24.00% (as measured by the S&P Developed Property Index and the S&P Emerging Market Property Index) was up 47.45%. The story of how this happened is a powerful one: almost without exception, earnings estimates fell, and fell precipitously throughout the year driven by a recession in Europe, a slower growth trajectory in the U.S., and a loss of momentum in emerging market economies. Hence, market performance can be explained by expanding Price to Earnings (“P/E”) ratios everywhere around the world as Table 1 shows.

Global Returns: All P/E Expansion and no Earnings Growth
		Price change	P/E change	EPS change
Germany	DAX Index	29%	25%	3%
France	CAC Index	15%	28%	(10)%
Japan	NKY Index	15%	41%	(18)%
Euro zone	SX5E Index	14%	32%	(14)%
United States	SPX Index	12%	18%	(4)%
United Kingdom	UKX Index	6%	25%	(15)%
Italy	FTSEMIB Index	5%	38%	(24)%

Note: Market performance of Developed Markets year-to-date through 12/14/12. Source: Bloomberg

A logical question is how markets could have posted such strong performance as economic growth in every region in the world either contracted or slowed. We believe that expectations for earnings have increased due to two dominant policy developments. The first is the European Central Bank (“ECB”) announcement in July when Mario Draghi introduced his “make my day” policy, which entails printing enormous amounts of money and flooding the system with liquidity. This policy eliminated the sovereign funding tail risk in Spain and Italy.

The second development is that in both Europe and the U.S., policy makers continue to kick the proverbial can down the road regarding difficult (and politically sensitive) policy decisions required to deal with large fiscal imbalances.

Don’t Fight the Fed and the ECB

The standard rule of “don’t fight the Fed” has never been so applicable. Central banks in the U.S., Europe, the United Kingdom and Japan have provided monetary stimulus on an unprecedented scale. Each has announced plans to continue to flood mortgage and government bond markets with more liquidity next year, and into the foreseeable future. As the fiscal picture gets gloomier around the world, central bank heads like Ben Bernanke and Mario Draghi have truly become “policy makers of last resort”. Across the developed world, governments have relied on them to monetize their debt and enable higher budget deficits. Fed purchases of Treasuries next year are expected to finance 100% of the U.S. government budget deficit for 2013.

“Kick the Can down the Road”

Earnings and growth expectations are also supported by governments’ proclivity to put off solving difficult problems for another day. The euro zone entered the calendar year in the midst of financial crisis and more than 20 summits later (as of November 30, 2012), it remains in crisis. Austerity measures adopted in both the periphery—Portugal, Italy, Spain and Greece—and the center, including in France, are a temporary solution. But policies such as those that have led to a lower minimum wage and higher tax revenues have not been accompanied by real labor market reforms. Nor have we seen plans for a fiscal or banking union materialize.

In the U.S., it’s a similar story. Policy makers teetering on the edge of the fiscal cliff appear unwilling to accept the necessary changes that would rein in the size of the federal government.

The risk is that strict austerity policies adopted across the euro zone and serious spending cuts and tax hikes in the U.S. may not only hurt growth in the near term but crush expectations for growth going forward. If this happens, markets would shift to a risk-off regime.

“Mind the Gap”

The current situation of kicking the can down the road and hoping for growth has led expectations for real GDP growth and earnings growth to diverge. This mismatch shows up across markets where expectations for earnings growth are around two to three times estimates for economic growth in 2013 for most developed markets as Table 2 shows.

Mind the GAP: Expected Growth vs. Expected Earnings
	2013 Expected GDP Growth	2013 Expected EPS Growth
EM	10%	15%
US	4%	11%
Euro Area	2%	9%
UK	3%	9%
Germany	3%	5%
France	2%	8%
Italy	2%	16%
Japan	1%	19%

Note: consensus estimates and IMF

Source: Bloomberg as of 11/12/12

Portfolio Review

During the twelve-month period, the Fund held overweight positions in U.S. small-cap equities, and short-term and non-U.S. fixed-income assets and short-term Treasury inflation protected securities (TIPS). The Fund held underweights in U.S. large- cap and non-U.S. equities, real return assets, including real estate and commodities and intermediate-term TIPS relative to its benchmark index.

The equity holdings in the Fund underperformed their benchmark for the period due to material underperformance of underlying U.S. equity funds. U.S. large cap equities detracted from overall performance due an underweight in the sector in addition to fund selection. For the twelve-month period, large cap stocks were up 16.19% as measured by the Russell 1000 Index and small cap stocks were up 13.09% as measured by the Russell 2000 Index. Within international equities, exposure to emerging markets contributed to performance. For the period, the MSCI Emerging Markets Index was up 11.35% in dollar terms. Exposure to underlying funds implementing managed volatility strategies, which tend to underperform traditional strategies in up markets, detracted from performance during the period.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed its fixed income benchmark due to a significant overweight in the sector, fund selection and an overweight in agency and non-agency mortgage backed securities. All of the PIMCO bond funds in the portfolio outperformed their respective benchmarks for the period. Notably, the PIMCO Income Fund was up 22.0% in the period, with an excess return of 16.5% versus the Barclays U.S. Aggregate Index. A large allocation to the PIMCO Income Fund enabled the portfolio to gain exposure to the recovery in the housing market in the U.S. and was part of the rationale for the underweight in equities. The TIPS portion of the fixed income portfolio also contributed to performance mainly due to fund selection. An overweight in short-term TIPS detracted from

16	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2030 Fund (Cont.)

(Unaudited)

performance within the TIPS sector, as long-term real interest rates fell to new lows during the period. Short-term TIPS, which are more highly correlated to U.S. inflation than long-term TIPS, provide a hedge in the portfolio against rising real yields. Short-term TIPS were one of the worst performing asset classes in the period, returning 2.18% based on the BofA Merrill Lynch U.S. Treasury Inflation Linked 1-5 year Index.

The Fund materially outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down -2.22% based on the DJ UBS Commodity Total Return Index in dollar terms for the period and positive fund selection. In real estate, fund selection and a tilt toward global REITs contributed to performance. This was slightly offset by an underweight in the overall asset class, which was among the best performers in the period.

Outlook

The outlook continues to be dominated by three factors, including first, the shape and strength of the U.S. recovery, which is now partly tied to the resolution of the looming “fiscal cliff”; second, the success of policies in China and other emerging markets to maintain growth rates above those of developed markets; and third, the path to the outcome of the euro-zone crisis.

The expectation is that the world will remain mired in a low rate environment. The Fed has committed, through its Quantitative Easing program, to purchases of U.S. Treasuries on a monthly basis, which, as mentioned above, will likely exceed the entire U.S. deficit, equivalent to around $1 trillion in 2013. In the euro zone, the policies introduced by the ECB this year, including the Outright Monetary Transactions (“OMT”), have taken away the risk of a euro area liquidity failure. Nevertheless, a high degree of uncertainty surrounding policy decisions in both the U.S. and Europe will continue to weigh on markets in 2013.

We continue to expect high levels of risk-on, risk-off volatility. At times, this volatility will allow the opportunity to make prudent and modest adjustments to the portfolios in response to market moves judged to be overreactions. Overall the Allianz Global Investors Solutions Target Date Funds are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight euro zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz Global Investors Solutions 2030 Fund Class A	10.68%	13.00%
Allianz Global Investors Solutions 2030 Fund Class A (adjusted)	4.59%	11.38%
Allianz Global Investors Solutions 2030 Fund Class C	9.80%	12.25%
Allianz Global Investors Solutions 2030 Fund Class C (adjusted)	8.80%	12.25%
Allianz Global Investors Solutions 2030 Fund Class D	10.48%	13.03%
Allianz Global Investors Solutions 2030 Fund Class R	10.23%	12.78%
Allianz Global Investors Solutions 2030 Fund Class P	10.97%	13.37%
Allianz Global Investors Solutions 2030 Fund Institutional Class	11.07%	13.47%
Allianz Global Investors Solutions 2030 Fund Administrative Class	10.60%	13.14%
Dow Jones Real Return 2030 Index	9.42%	12.31%
Lipper Mixed-Asset Target 2030 Funds Average	11.78%	12.87%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.36% for Class A shares, 2.11% for Class C shares, 1.36% for Class D shares, 1.61% for Class R shares, 0.96% for Class P shares, 0.91% for Institutional Class shares and 1.21% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.03% for Class A shares, 1.78% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.73% for Class P shares, 0.63% for Institutional Class shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Annual Report	November 30, 2012	17

Allianz Global Investors Solutions 2030 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Fund Allocation (as of
November 30, 2012)

PIMCO Real Return	21.0%
PIMCO Income	7.2%
Allianz NFJ Global Dividend Value	5.0%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	4.6%
Allianz AGIC Income & Growth	4.5%
Allianz NFJ Dividend Value	4.0%
PIMCO Commodity RealReturn Strategy	4.0%
Wells Fargo Advantage Short-Term High Yield Bond	3.5%
Other	45.5%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,077.20	$1,073.00	$1,077.00	$1,075.30	$1,079.20	$1,079.70	$1,077.20
Expenses Paid During Period	$1.51	$5.49	$2.13	$3.32	$—	$—	$1.35

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,023.55	$1,019.70	$1,022.95	$1,021.80	$1,025.00	$1,025.00	$1,023.70
Expenses Paid During Period	$1.47	$5.35	$2.07	$3.23	$—	$—	$1.32

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.29% for Class A, 1.06% for Class C, 0.41% for Class D, 0.64% for Class R, 0.00% for Class P, 0.00% for Institutional Class and 0.26% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

18	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	November 30, 2012	19

Allianz Global Investors Solutions 2035 Fund

(Unaudited)

For the period of December 19, 2011, through November 30, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the period from inception on December 19, 2011 through November 30, 2012, Class A shares at NAV of the Allianz Global Investors Solutions 2035 Fund (the “Fund”) returned 14.23% outperforming the Dow Jones Real Return 2035 Index (the “benchmark index”) which returned 12.49%.

What Happened

Risk markets around the world were up meaningfully for the period December 19, 2011 to November 30, 2012. For example, the MSCI ACWI Index was up 18.20%, MSCI Emerging Markets Index was up 16.25% and MSCI Europe Index was up 20.87%. Among the best performers for the period were global REITs, which gained 27.5% (as measured by the S&P Developed Property Index) and the S&P Emerging Market Property Index was up 48.6%. The story of how this happened is a powerful one: almost without exception, earnings estimates fell, and fell precipitously throughout the year driven by a recession in Europe, a slower growth trajectory in the U.S., and a loss of momentum in emerging market economies. Hence, market performance can be explained by expanding Price to Earnings (P/E) ratios everywhere around the world as Table 1 shows.

Global Returns: All P/E Expansion and no Earnings Growth
		Price change	P/E change	EPS change
Germany	DAX Index	29%	25%	3%
France	CAC Index	15%	28%	(10)%
Japan	NKY Index	15%	41%	(18)%
Euro zone	SX5E Index	14%	32%	(14)%
United States	SPX Index	12%	18%	(4)%
United Kingdom	UKX Index	6%	25%	(15)%
Italy	FTSEMIB Index	5%	38%	(24)%

Note: Market performance of Developed Markets year-to-date through 12/14/12.

Source: Bloomberg

A logical question is how markets could have posted such strong performance as economic growth in every region in the world either contracted or slowed. We believe that expectations for earnings have increased due to two dominant policy developments. The first is the European Central Bank (“ECB”) announcement in July when Mario Draghi introduced his “make my day” policy, which entails printing enormous amounts of money and flooding the system with liquidity. This policy eliminated the sovereign funding tail risk in Spain and Italy.

The second development is that in both Europe and the U.S., policy makers continue to kick the proverbial can down the road regarding difficult (and politically sensitive) policy decisions required to deal with large fiscal imbalances.

Don’t Fight the Fed and the ECB

The standard rule of “don’t fight the Fed” has never been so applicable. Central banks in the U.S., Europe, the United Kingdom and Japan have provided monetary stimulus on an unprecedented scale. Each has announced plans to continue to flood mortgage and government bond markets with more liquidity next year, and into the foreseeable future. As the fiscal picture gets gloomier around the world, central bank heads like Ben Bernanke and Mario Draghi have truly become “policy makers of last resort”. Across the developed world, governments have relied on them to monetize their debt and enable higher budget deficits. Fed purchases of Treasuries next year are expected to finance 100% of the U.S. government budget deficit for 2013.

“Kick the Can down the Road”

Earnings and growth expectations are also supported by governments’ proclivity to put off solving difficult problems for another day. The euro zone entered the calendar year in the midst of financial crisis and more than 20 summits later (as of November 30, 2012), it remains in crisis. Austerity measures adopted in both the periphery—Portugal, Italy, Spain and Greece—and the center, including in France, are a temporary solution. But policies such as those that have led to a lower minimum wage and higher tax revenues have not been accompanied by real labor market reforms. Nor have we seen plans for a fiscal or banking union materialize.

In the U.S., it’s a similar story. Policy makers teetering on the edge of the fiscal cliff appear unwilling to accept the necessary changes that would rein in the size of the federal government.

The risk is that strict austerity policies adopted across the euro zone and serious spending cuts and tax hikes in the U.S. may not only hurt growth in the near term but crush expectations for growth going forward. If this happens, markets would shift to a risk-off regime.

“Mind the Gap”

The current situation of kicking the can down the road and hoping for growth has led expectations for real GDP growth and earnings growth to diverge. This mismatch shows up across markets where expectations for earnings growth are around two to three times estimates for economic growth in 2013 for most developed markets as Table 2 shows.

Mind the GAP: Expected Growth vs. Expected Earnings
	2013 Expected GDP Growth	2013 Expected EPS Growth
EM	10%	15%
US	4%	11%
Euro Area	2%	9%
UK	3%	9%
Germany	3%	5%
France	2%	8%
Italy	2%	16%
Japan	1%	19%

Note: consensus estimates and IMF

Source: Bloomberg as of 11/12/12

Portfolio Review

During the period from inception on December 19, 2011 to November 30, 2012, the Fund held overweight positions in U.S. small-cap equities, and short-term and non-U.S. fixed-income assets and short-term Treasury inflation protected securities (“TIPS”). The Fund held underweights in U.S. large-cap and non-U.S. equities, real return assets, including real estate and commodities and intermediate-term TIPS relative to its benchmark index.

The equity holdings in the Fund underperformed their benchmark for the period due to material underperformance of underlying U.S. equity funds. U.S. large cap equities detracted from overall performance due an underweight in the sector in addition to fund selection. For the reporting period, large cap stocks were up 20.35% as measured by the Russell 1000 Index and small cap stocks were up 17.60% as measured by the Russell 2000 Index. Within international equities, exposure to emerging markets contributed to performance. For the period, the MSCI Emerging Markets Index was up 16.25% in dollar terms. Exposure to underlying funds implementing managed volatility strategies, which tend to underperform traditional strategies in up markets, detracted from performance during the period.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed its fixed income benchmark due to a significant overweight in the sector, fund selection and an overweight in agency and non-agency mortgage backed securities. All of the PIMCO bond funds in the portfolio outperformed their respective benchmarks for the period. Notably, the PIMCO Income Fund was up 22.0% in the period, with an excess return of 16.5% versus the Barclays U.S. Aggregate Bond Index. A large allocation to the PIMCO Income Fund enabled the portfolio to gain exposure to the recovery in the housing market in the U.S. and was part of the rationale for the underweight in equities. The TIPS portion of the fixed income portfolio also contributed to performance mainly due to fund selection. An overweight in short-term TIPS detracted from performance within the TIPS sector, as long-term real interest rates fell to new lows during the period. Short-term TIPS, which are more highly correlated to U.S. inflation than long-term TIPS provide a hedge in the portfolio against rising real yields. Short-term TIPS were one of the worst performing asset classes in the period, returning 2.51% based on the BofA Merrill Lynch U.S. Treasury Inflation Linked 1-5 year Index.

The Fund materially outperformed in commodities, due to a combination of being underweight the commodity benchmark, which returned 4.12% based on the DJ UBS Commodity Total Return Index in dollar terms for the period and positive fund selection. In real estate, fund selection and a tilt toward global REITs contributed to performance. This was slightly offset by an underweight in the overall asset class, which was among the best performers in the period.

20	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2035 Fund (Cont.)

(Unaudited)

Outlook

The outlook continues to be dominated by three factors, including first, the shape and strength of the U.S. recovery, which is now partly tied to the resolution of the looming “fiscal cliff”; second, the success of policies in China and other emerging markets to maintain growth rates above those of developed markets; and third, the path to the outcome of the euro-zone crisis.

The expectation is that the world will remain mired in a low rate environment. The Fed has committed, through its Quantitative Easing program, to purchases of U.S. Treasuries on a monthly basis, which, as mentioned above, will likely exceed the entire U.S. deficit, equivalent to around $1 trillion in 2013. In the euro zone, the policies introduced by the ECB this year, including the Outright Monetary Transactions (“OMT”), have taken away the risk of a euro area liquidity failure. Nevertheless, a high degree of uncertainty surrounding policy decisions in both the U.S. and Europe will continue to weigh on markets in 2013.

We continue to expect high levels of risk-on, risk-off volatility. At times, this volatility will allow the opportunity to make prudent and modest adjustments to the portfolios in response to market moves judged to be overreactions. Overall the Allianz Global Investors Solutions Target Date Funds are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight euro-zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Cumulative Total Return for the period ended November 30, 2012

Since Inception†
Allianz Global Investors Solutions 2035 Fund Class A	14.23%
Allianz Global Investors Solutions 2035 Fund Class A (adjusted)	7.95%
Allianz Global Investors Solutions 2035 Fund Class R	13.88%
Allianz Global Investors Solutions 2035 Fund Class P	14.58%
Allianz Global Investors Solutions 2035 Fund Institutional Class	14.65%
Allianz Global Investors Solutions 2035 Fund Administrative Class	14.23%
Dow Jones Real Return 2035 Index	12.49%
Lipper Mixed-Asset Target 2035 Funds Average	12.60%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.44% for Class A shares, 1.69% for Class R shares, 1.04% for Class P shares, 0.99% for Institutional Class shares and 1.29% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Cumulative Returns Through November 30, 2012

Fund Allocation (as of
November 30, 2012)

PIMCO Real Return	14.7%
PIMCO Income	6.6%
Allianz NFJ Global Dividend Value	5.5%
Allianz NFJ Dividend Value	5.0%
Allianz AGIC Income & Growth	4.7%
Allianz NFJ Mid-Cap Value	4.5%
PIMCO CommoditiesPLUS Strategy	4.1%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	4.1%
Other	49.9%
Cash & Equivalents — Net	0.9%

Annual Report	November 30, 2012	21

Allianz Global Investors Solutions 2035 Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,088.70	$1,086.90	$1,090.50	$1,091.10	$1,088.70
Expenses Paid During Period	$1.67	$3.39	$—	$—	$1.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,023.40	$1,021.75	$1,025.00	$1,025.00	$1,023.40
Expenses Paid During Period	$1.62	$3.29	$—	$—	$1.62

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.32% for Class A, 0.65% for Class R, 0.00% for Class P, 0.00% for Institutional Class and 0.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

22	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	November 30, 2012	23

Allianz Global Investors Solutions 2040 Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz Global Investors Solutions 2040 Fund (the “Fund”) returned 10.61% outperforming the Dow Jones Real Return 2040 Index (the “benchmark index”) which returned 10.36%.

What Happened

Risk markets around the world were up meaningfully for the period December 1, 2011 to November 30, 2012. For example, the MSCI ACWI Index was up 13.33%, MSCI Emerging Markets Index was up 11.35% and MSCI Europe Index was up 14.07%. Among the best performers for the period were global REITs, which gained 24.00% (as measured by the S&P Developed Property Index) and the S&P Emerging Market Property Index was up 47.45%. The story of how this happened is a powerful one: almost without exception, earnings estimates fell, and fell precipitously throughout the year driven by a recession in Europe, a slower growth trajectory in the U.S., and a loss of momentum in emerging market economies. Hence, market performance can be explained by expanding Price to Earnings (“P/E”) ratios everywhere around the world as Table 1 shows.

Global Returns: All P/E Expansion and no Earnings Growth
		Price change	P/E change	EPS change
Germany	DAX Index	29%	25%	3%
France	CAC Index	15%	28%	(10)%
Japan	NKY Index	15%	41%	(18)%
Euro zone	SX5E Index	14%	32%	(14)%
United States	SPX Index	12%	18%	(4)%
United Kingdom	UKX Index	6%	25%	(15)%
Italy	FTSEMIB Index	5%	38%	(24)%

Note: Market performance of Developed Markets year-to-date through 12/14/12. Source: Bloomberg

A logical question is how markets could have posted such strong performance as economic growth in every region in the world either contracted or slowed. We believe that expectations for earnings have increased due to two dominant policy developments. The first is the European Central Bank (“ECB”) announcement in July when Mario Draghi introduced his “make my day” policy, which entails printing enormous amounts of money and flooding the system with liquidity. This policy eliminated the sovereign funding tail risk in Spain and Italy.

The second development is that in both Europe and the U.S., policy makers continue to kick the proverbial can down the road regarding difficult (and politically sensitive) policy decisions required to deal with large fiscal imbalances.

Don’t Fight the Fed and the ECB

The standard rule of “don’t fight the Fed” has never been so applicable. Central banks in the U.S., Europe, the United Kingdom and Japan have provided monetary stimulus on an unprecedented scale. Each has announced plans to continue to flood mortgage and government bond markets with more liquidity next year, and into the foreseeable future. As the fiscal picture gets gloomier around the world, central bank heads like Ben Bernanke and Mario Draghi have truly become “policy makers of last resort”. Across the developed world, governments have relied on them to monetize their debt and enable higher budget deficits. Fed purchases of Treasuries next year are expected to finance 100% of the U.S. government budget deficit for 2013.

“Kick the Can down the Road”

Earnings and growth expectations are also supported by governments’ proclivity to put off solving difficult problems for another day. The euro zone entered the calendar year in the midst of financial crisis and more than 20 summits later (as of November 30, 2012), it remains in crisis. Austerity measures adopted in both the periphery—Portugal, Italy, Spain and Greece—and the center, including in France, are a temporary solution. But policies such as those that have led to a lower minimum wage and higher tax revenues have not been accompanied by real labor market reforms. Nor have we seen plans for a fiscal or banking union materialize.

In the U.S., it’s a similar story. Policy makers teetering on the edge of the fiscal cliff appear unwilling to accept the necessary changes that would rein in the size of the federal government.

The risk is that strict austerity policies adopted across the euro zone and serious spending cuts and tax hikes in the U.S. may not only hurt growth in the near term but crush expectations for growth going forward. If this happens, markets would shift to a risk-off regime.

“Mind the Gap”

The current situation of kicking the can down the road and hoping for growth has led expectations for real GDP growth and earnings growth to diverge. This mismatch shows up across markets where expectations for earnings growth are around two to three times estimates for economic growth in 2013 for most developed markets as Table 2 shows.

Mind the GAP: Expected Growth vs. Expected Earnings
	2013 Expected GDP Growth	2013 Expected EPS growth
EM	10%	15%
US	4%	11%
Euro Area	2%	9%
UK	3%	9%
Germany	3%	5%
France	2%	8%
Italy	2%	16%
Japan	1%	19%

Note: consensus estimates and IMF

Source: Bloomberg as of 11/12/12

Portfolio Review

During the twelve-month period, the Fund held overweight positions in U.S. small-cap equities, and short- term and non-U.S. fixed-income assets and short-term Treasury inflation protected securities (TIPS). The Fund held underweights in U.S. large- cap and non-U.S. equities, real return assets, including real estate and commodities and intermediate-term TIPS relative to its benchmark index.

The equity holdings in the Fund underperformed their benchmark for the period due to material underperformance of underlying U.S. equity funds. U.S. large cap equities detracted from overall performance due an underweight in the sector in addition to fund selection. For the twelve-month period, large cap stocks were up 16.19% as measured by the Russell 1000 Index and small cap stocks were up 13.09% as measured by the Russell 2000 Index. Within international equities, exposure to emerging markets contributed to performance. For the period, the MSCI Emerging Markets Index was up 11.35% in dollar terms. Exposure to underlying funds implementing managed volatility strategies, which tend to underperform traditional strategies in up markets, detracted from performance during the period.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed its fixed income benchmark due to a significant overweight in the sector, fund selection and an overweight in agency and non-agency mortgage backed securities. All of the PIMCO bond funds in the portfolio outperformed their respective benchmarks for the period. Notably, the PIMCO Income Fund was up 22.0% in the period, with an excess return of 16.5% versus the Barclays U.S. Aggregate Index. A large allocation to the PIMCO Income Fund enabled the portfolio to gain exposure to the recovery in the housing market in the U.S. and was part of the rationale for the underweight in equities. The TIPS portion of the fixed income portfolio also contributed to performance mainly due to fund selection. An overweight in short-term TIPS detracted from

24	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2040 Fund (Cont.)

(Unaudited)

performance within the TIPS sector, as long-term real interest rates fell to new lows during the period. Short-term TIPS, which are more highly correlated to U.S. inflation than long-term TIPS, provide a hedge in the portfolio against rising real yields. Short-term TIPS were one of the worst performing asset classes in the period, returning 2.18% based on the BofA Merrill Lynch U.S. Treasury Inflation Linked 1-5 year Index.

The Fund materially outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down -2.22% based on the DJ UBS Commodity Total Return Index in dollar terms for the period and positive fund selection. In real estate, fund selection and a tilt toward global REITs contributed to performance. This was slightly offset by an underweight in the overall asset class, which was among the best performers in the period.

Outlook

The outlook continues to be dominated by three factors, including first, the shape and strength of the U.S. recovery, which is now partly tied to the resolution of the looming “fiscal cliff”; second, the success of policies in China and other emerging markets to maintain growth rates above those of developed markets; and third, the path to the outcome of the euro-zone crisis.

The expectation is that the world will remain mired in a low rate environment. The Fed has committed, through its Quantitative Easing program, to purchases of U.S. Treasuries on a monthly basis, which, as mentioned above, will likely exceed the entire U.S. deficit, equivalent to around $1 trillion in 2013. In the euro zone, the policies introduced by the ECB this year, including the Outright Monetary Transactions (“OMT”), have taken away the risk of a euro area liquidity failure. Nevertheless, a high degree of uncertainty surrounding policy decisions in both the U.S. and Europe will continue to weigh on markets in 2013.

We continue to expect high levels of risk-on, risk-off volatility. At times, this volatility will allow the opportunity to make prudent and modest adjustments to the portfolios in response to market moves judged to be overreactions. Overall the Allianz Global Investors Solutions Target Date Funds are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight euro zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz Global Investors Solutions 2040 Fund Class A	10.61%	14.13%
Allianz Global Investors Solutions 2040 Fund Class A (adjusted)	4.53%	12.49%
Allianz Global Investors Solutions 2040 Fund Class C	9.80%	13.25%
Allianz Global Investors Solutions 2040 Fund Class C (adjusted)	8.83%	13.25%
Allianz Global Investors Solutions 2040 Fund Class D	10.42%	14.03%
Allianz Global Investors Solutions 2040 Fund Class R	10.24%	13.81%
Allianz Global Investors Solutions 2040 Fund Class P	10.99%	14.40%
Allianz Global Investors Solutions 2040 Fund Institutional Class	11.04%	14.49%
Allianz Global Investors Solutions 2040 Fund Administrative Class	10.67%	14.18%
Dow Jones Real Return 2040 Index	10.36%	13.31%
Lipper Mixed-Asset Target 2040 Funds Average	12.36%	13.28%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.48% for Class A shares, 2.23% for Class C shares, 1.48% for Class D shares, 1.73% for Class R shares, 1.08% for Class P shares, 1.03% for Institutional Class shares and 1.33% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 1.84% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Institutional Class shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Annual Report	November 30, 2012	25

Allianz Global Investors Solutions 2040 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Fund Allocation (as of November 30, 2012 )

PIMCO Real Return	7.0%
PIMCO Income	6.3%
Allianz NFJ Dividend Value	6.0%
Allianz AGIC Income & Growth	5.5%
Allianz NFJ Global Dividend Value	5.5%
Allianz RCM Disciplined Equity	5.0%
PIMCO CommoditiesPLUS Strategy	4.5%
PIMCO Commodity RealReturn Strategy	4.5%
Other	55.0%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,091.00	$1,087.70	$1,090.30	$1,089.60	$1,093.50	$1,093.40	$1,091.40
Expenses Paid During Period	$1.57	$5.64	$2.35	$3.34	$—	$—	$1.57

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,023.50	$1,019.60	$1,022.75	$1,021.80	$1,025.00	$1,025.00	$1,023.50
Expenses Paid During Period	$1.52	$5.45	$2.28	$3.23	$—	$—	$1.52

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.30% for Class A, 1.08% for Class C, 0.45% for Class D, 0.64% for Class R, 0.00% for Class P, 0.00% for Institutional Class and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

26	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	November 30, 2012	27

Allianz Global Investors Solutions 2045 Fund

(Unaudited)

For the period of December 19, 2011, through November 30, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the period from inception on December 19, 2011 through November 30, 2012, Class A shares at NAV of the Allianz Global Investors Solutions 2045 Fund (the “Fund”) returned 15.09% outperforming the Dow Jones Real Return 2045 Index (the “benchmark index”) which returned 14.42%.

What Happened

Risk markets around the world were up meaningfully for the period December 19, 2011 to November 30, 2012. For example, the MSCI ACWI Index was up 18.20%, MSCI Emerging Markets Index was up 16.25% and MSCI Europe Index was up 20.87%. Among the best performers for the period were global REITs, which gained 27.5% (as measured by the S&P Developed Property Index) and the S&P Emerging Market Property Index was up 48.6%. The story of how this happened is a powerful one: almost without exception, earnings estimates fell, and fell precipitously throughout the year driven by a recession in Europe, a slower growth trajectory in the U.S., and a loss of momentum in emerging market economies. Hence, market performance can be explained by expanding Price to Earnings (P/E) ratios everywhere around the world as Table 1 shows.

Global Returns: All P/E Expansion and no Earnings Growth
		Price change	P/E change	EPS change
Germany	DAX Index	29%	25%	3%
France	CAC Index	15%	28%	(10)%
Japan	NKY Index	15%	41%	(18)%
Euro zone	SX5E Index	14%	32%	(14)%
United States	SPX Index	12%	18%	(4)%
United Kingdom	UKX Index	6%	25%	(15)%
Italy	FTSEMIB Index	5%	38%	(24)%

Note: Market performance of Developed Markets year-to-date through 12/14/12. Source: Bloomberg

A logical question is how markets could have posted such strong performance as economic growth in every region in the world either contracted or slowed. We believe that expectations for earnings have increased due to two dominant policy developments. The first is the European Central Bank (“ECB”) announcement in July when Mario Draghi introduced his “make my day” policy, which entails printing enormous amounts of money and flooding the system with liquidity. This policy eliminated the sovereign funding tail risk in Spain and Italy.

The second development is that in both Europe and the U.S., policy makers continue to kick the proverbial can down the road regarding difficult (and politically sensitive) policy decisions required to deal with large fiscal imbalances.

Don’t Fight the Fed and the ECB

The standard rule of “don’t fight the Fed” has never been so applicable. Central banks in the U.S., Europe, the United Kingdom and Japan have provided monetary stimulus on an unprecedented scale. Each has announced plans to continue to flood mortgage and government bond markets with more liquidity next year, and into the foreseeable future. As the fiscal picture gets gloomier around the world, central bank heads like Ben Bernanke and Mario Draghi have truly become “policy makers of last resort”. Across the developed world, governments have relied on them to monetize their debt and enable higher budget deficits. Fed purchases of Treasuries next year are expected to finance 100% of the U.S. government budget deficit for 2013.

“Kick the Can down the Road”

Earnings and growth expectations are also supported by governments’ proclivity to put off solving difficult problems for another day. The euro zone entered the calendar year in the midst of financial crisis and more than 20 summits later (as of November 30, 2012), it remains in crisis. Austerity measures adopted in both the periphery—Portugal, Italy, Spain and Greece—and the center, including in France, are a temporary solution. But policies such as those that have led to a lower minimum wage and higher tax revenues have not been accompanied by real labor market reforms. Nor have we seen plans for a fiscal or banking union materialize.

In the U.S., it’s a similar story. Policy makers teetering on the edge of the fiscal cliff appear unwilling to accept the necessary changes that would rein in the size of the federal government.

The risk is that strict austerity policies adopted across the euro zone and serious spending cuts and tax hikes in the U.S. may not only hurt growth in the near term but crush expectations for growth going forward. If this happens, markets would shift to a risk-off regime.

“Mind the Gap”

The current situation of kicking the can down the road and hoping for growth has led expectations for real GDP growth and earnings growth to diverge. This mismatch shows up across markets where expectations for earnings growth are around two to three times estimates for economic growth in 2013 for most developed markets as Table 2 shows.

Mind the GAP: Expected Growth vs. Expected Earnings
	2013 Expected GDP Growth	2013 Expected EPS Growth
EM	10%	15%
US	4%	11%
Euro Area	2%	9%
UK	3%	9%
Germany	3%	5%
France	2%	8%
Italy	2%	16%
Japan	1%	19%

Note: consensus estimates and IMF

Source: Bloomberg as of 11/12/12

Portfolio Review

During the period from inception on December 19, 2011 to November 30, 2012, the Fund held overweight positions in U.S. small-cap equities, and short-term and non-U.S. fixed-income assets and short-term Treasury inflation protected securities (TIPS). The Fund held underweights in U.S. large-cap and non-U.S. equities, real return assets, including real estate and commodities and intermediate-term TIPS relative to its benchmark index.

The equity holdings in the Fund underperformed their benchmark for the period due to material underperformance of underlying U.S. equity funds. U.S. large cap equities detracted from overall performance due an underweight in the sector in addition to fund selection. During the period, large cap stocks were up 20.35% as measured by the Russell 1000 Index and small cap stocks were up 17.60% as measured by the Russell 2000 Index. Within international equities, exposure to emerging markets contributed to performance. For the period, the MSCI Emerging Markets Index was up 16.25% in dollar terms. Exposure to underlying funds implementing managed volatility strategies, which tend to underperform traditional strategies in up markets, detracted from performance during the period.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed its fixed income benchmark due to a significant overweight in the sector, fund selection and an overweight in agency and non-agency mortgage backed securities. All of the PIMCO bond funds in the portfolio outperformed their respective benchmarks for the period. Notably, the PIMCO Income Fund was up 20.8% in the period, with an excess return of 16.4% versus the Barclays U.S. Aggregate Index. A large allocation to the PIMCO Income Fund enabled the portfolio to gain exposure to the recovery in the housing market in the U.S. and was part of the rationale for the underweight in equities. The TIPS portion of the fixed income portfolio also contributed to performance mainly due to fund selection. An overweight in short-term TIPS detracted from

28	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2045 Fund (Cont.)

(Unaudited)

performance within the TIPS sector, as long-term real interest rates fell to new lows during the period. Short-term TIPS, which are more highly correlated to U.S. inflation than long-term TIPS provide a hedge in the portfolio against rising real yields. Short-term TIPS were one of the worst performing asset classes in the period, returning 2.51% based on the BofA Merrill Lynch U.S. Treasury Inflation Linked 1-5 year Index.

The Fund materially outperformed in commodities, due to a combination of being underweight the commodity benchmark, which returned 4.12% based on the DJ UBS Commodity Total Return Index in dollar terms for the period and positive fund selection. In real estate, fund selection and a tilt toward global REITs contributed to performance. This was slightly offset by an underweight in the overall asset class, which was among the best performers in the period.

Outlook

The outlook continues to be dominated by three factors, including first, the shape and strength of the U.S. recovery, which is now partly tied to the resolution of the looming “fiscal cliff”; second, the success of policies in China and other emerging markets to maintain growth rates above those of developed markets; and third, the path to the outcome of the euro-zone crisis.

The expectation is that the world will remain mired in a low rate environment. The Fed has committed, through its Quantitative Easing program, to purchases of U.S. Treasuries on a monthly basis, which will likely exceed the entire U.S. deficit, equivalent to around $1 trillion in 2013. In the euro zone, the policies introduced by the ECB this year, including the Outright Monetary Transactions (“OMT”), have taken away the risk of a euro area liquidity failure. Nevertheless, a high degree of uncertainty surrounding policy decisions in both the U.S. and Europe will continue to weigh on markets in 2013.

We continue to expect high levels of risk-on, risk-off volatility. At times, this volatility will allow the opportunity to make prudent and modest adjustments to the portfolios in response to market moves judged to be overreactions. Overall the Allianz Global Investors Solutions Target Date Funds are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight euro zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Cumulative Total Return for the period ended November 30, 2012

Since Inception†
Allianz Global Investors Solutions 2045 Fund Class A	15.09%
Allianz Global Investors Solutions 2045 Fund Class A (adjusted)	8.76%
Allianz Global Investors Solutions 2045 Fund Class R	14.67%
Allianz Global Investors Solutions 2045 Fund Class P	15.37%
Allianz Global Investors Solutions 2045 Fund Institutional Class	15.44%
Allianz Global Investors Solutions 2045 Fund Administrative Class	15.02%
Dow Jones Real Return 2045 Index	14.42%
Lipper Mixed-Asset Target 2045 Funds Average	13.12%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.51% for Class A shares, 1.76% for Class R shares, 1.11% for Class P shares, 1.06% for Institutional Class shares and 1.36% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Institutional Class shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Annual Report	November 30, 2012	29

Allianz Global Investors Solutions 2045 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Fund Allocation (as of November 30, 2012)

Allianz NFJ Dividend Value	6.1%
Allianz NFJ Global Dividend Value	6.0%
PIMCO Income	5.7%
Allianz AGIC Income & Growth	5.5%
PIMCO CommoditiesPLUS Strategy	5.0%
Allianz NFJ Mid-Cap Value	5.0%
Allianz RCM Disciplined Equity	5.0%
PIMCO Commodity RealReturn Strategy	5.0%
Other	56.0%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,098.80	$1,096.30	$1,099.90	$1,099.90	$1,098.10
Expenses Paid During Period	$1.68	$3.41	$—	$—	$1.73

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,023.40	$1,021.75	$1,025.00	$1,025.00	$1,023.35
Expenses Paid During Period	$1.62	$3.29	$—	$—	$1.67

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.32% for Class A, 0.65% for Class R, 0.00% for Class P, 0.00% for Institutional Class and 0.33% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

30	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	November 30, 2012	31

Allianz Global Investors Solutions 2050 Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz Global Investors Solutions 2050 Fund (the “Fund”) returned 10.64% underperforming the Dow Jones Real Return 2050 Index (the “benchmark index”) which returned 11.03%.

What Happened

Risk markets around the world were up meaningfully for the period December 1, 2011 to November 30, 2012. For example, the MSCI ACWI Index was up 13.33%, MSCI Emerging Markets Index was up 11.35% and MSCI Europe Index was up 14.07%. Among the best performers for the period were global REITs, which gained 24.00% (as measured by the S&P Developed Property Index) and the S&P Emerging Market Property Index was up 47.45%. The story of how this happened is a powerful one: almost without exception, earnings estimates fell, and fell precipitously throughout the year driven by a recession in Europe, a slower growth trajectory in the U.S., and a loss of momentum in emerging market economies. Hence, market performance can be explained by expanding Price to Earnings (P/E) ratios everywhere around the world as Table 1 shows.

Global Returns: All P/E Expansion and no Earnings Growth
		Price change	P/E change	EPS change
Germany	DAX Index	29%	25%	3%
France	CAC Index	15%	28%	(10)%
Japan	NKY Index	15%	41%	(18)%
Euro zone	SX5E Index	14%	32%	(14)%
United States	SPX Index	12%	18%	(4)%
United Kingdom	UKX Index	6%	25%	(15)%
Italy	FTSEMIB Index	5%	38%	(24)%

Note: Market performance of Developed Markets year-to-date through 12/14/12. Source: Bloomberg

A logical question is how markets could have posted such strong performance as economic growth in every region in the world either contracted or slowed. We believe that expectations for earnings have increased due to two dominant policy developments. The first is the European Central Bank (“ECB”) announcement in July when Mario Draghi introduced his “make my day” policy, which entails printing enormous amounts of money and flooding the system with liquidity. This policy eliminated the sovereign funding tail risk in Spain and Italy.

The second development is that in both Europe and the U.S., policy makers continue to kick the proverbial can down the road regarding difficult (and politically sensitive) policy decisions required to deal with large fiscal imbalances.

Don’t Fight the Fed and the ECB

The standard rule of “don’t fight the Fed” has never been so applicable. Central banks in the U.S., Europe, the United Kingdom and Japan have provided monetary stimulus on an unprecedented scale. Each has announced plans to continue to flood mortgage and government bond markets with more liquidity next year, and into the foreseeable future. As the fiscal picture gets gloomier around the world, central bank heads like Ben Bernanke and Mario Draghi have truly become “policy makers of last resort”. Across the developed world, governments have relied on them to monetize their debt and enable higher budget deficits. Fed purchases of Treasuries next year are expected to finance 100% of the U.S. government budget deficit for 2013.

“Kick the Can down the Road”

Earnings and growth expectations are also supported by governments’ proclivity to put off solving difficult problems for another day. The euro zone entered the calendar year in the midst of financial crisis and more than 20 summits later (as of November 30, 2012), it remains in crisis. Austerity measures adopted in both the periphery—Portugal, Italy, Spain and Greece—and the center, including in France, are a temporary solution. But policies such as those that have led to a lower minimum wage and higher tax revenues have not been accompanied by real labor market reforms. Nor have we seen plans for a fiscal or banking union materialize.

In the U.S., it’s a similar story. Policy makers teetering on the edge of the fiscal cliff appear unwilling to accept the necessary changes that would rein in the size of the federal government.

The risk is that strict austerity policies adopted across the euro zone and serious spending cuts and tax hikes in the U.S. may not only hurt growth in the near term but crush expectations for growth going forward. If this happens, markets would shift to a risk-off regime.

“Mind the Gap”

The current situation of kicking the can down the road and hoping for growth has led expectations for real GDP growth and earnings growth to diverge. This mismatch shows up across markets where expectations for earnings growth are around two to three times estimates for economic growth in 2013 for most developed markets as Table 2 shows.

Mind the GAP: Expected Growth vs. Expected Earnings
	2013 Expected GDP Growth	2013 Expected EPS Growth
EM	10%	15%
US	4%	11%
Euro Area	2%	9%
UK	3%	9%
Germany	3%	5%
France	2%	8%
Italy	2%	16%
Japan	1%	19%

Note: consensus estimates and IMF

Source: Bloomberg as of 11/12/12

Portfolio Review

During the twelve-month period, the Fund held overweight positions in U.S. small-cap equities, and short-term and non-U.S. fixed-income assets and short-term Treasury inflation protected securities (TIPS). The Fund held underweights in U.S. large-cap and non-U.S. equities, real return assets, including real estate and commodities and intermediate-term TIPS relative to its benchmark index.

The equity holdings in the Fund underperformed their benchmark for the period due to material underperformance of underlying U.S. equity funds. U.S. large cap equities detracted from overall performance due an underweight in the sector in addition to fund selection. For the twelve-month period, large cap stocks were up 16.19% as measured by the Russell 1000 Index and small cap stocks were up 13.09% as measured by the Russell 2000 Index. Within international equities, exposure to emerging markets contributed to performance. For the period, the MSCI Emerging Markets Index was up 11.35% in dollar terms. Exposure to underlying funds implementing managed volatility strategies, which tend to underperform traditional strategies in up markets, detracted from performance during the period.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed its fixed income benchmark due to a significant overweight in the sector, fund selection and an overweight in agency and non-agency mortgage backed securities. All of the PIMCO bond funds in the portfolio outperformed their respective benchmarks for the period. Notably, the PIMCO Income Fund was up 22.0% in the period, with an excess return of 16.5% versus the Barclays U.S. Aggregate Index. A large allocation to the PIMCO Income Fund enabled the portfolio to gain exposure to the recovery in the housing market in the U.S. and was part of the rationale for the underweight in equities. The TIPS portion of the fixed income portfolio also contributed to performance mainly due to fund selection. An overweight in short-term TIPS detracted from

32	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2050 Fund (Cont.)

(Unaudited)

performance within the TIPS sector, as long-term real interest rates fell to new lows during the period. Short-term TIPS, which are more highly correlated to U.S. inflation than long-term TIPS provide a hedge in the portfolio against rising real yields. Short-term TIPS were one of the worst performing asset classes in the period, returning 2.18% based on the BofA Merrill Lynch U.S. Treasury Inflation Linked 1-5 year Index.

The Fund materially outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down -2.22% based on the DJ UBS Commodity Total Return Index in dollar terms for the period and positive fund selection. In real estate, fund selection and a tilt toward global REITs contributed to performance. This was slightly offset by an underweight in the overall asset class, which was among the best performers in the period.

Outlook

The outlook continues to be dominated by three factors, including first, the shape and strength of the U.S. recovery, which is now partly tied to the resolution of the looming “fiscal cliff”; second, the success of policies in China and other emerging markets to maintain growth rates above those of developed markets; and third, the path to the outcome of the euro-zone crisis.

The expectation is that the world will remain mired in a low rate environment. The Fed has committed, through its Quantitative Easing program, to purchases of U.S. Treasuries on a monthly basis which will likely exceed the entire U.S. deficit, equivalent to around $1 trillion in 2013. In the euro zone, the policies introduced by the ECB this year, including the Outright Monetary Transactions (“OMT”), have taken away the risk of a euro area liquidity failure. Nevertheless, a high degree of uncertainty surrounding policy decisions in both the U.S. and Europe will continue to weigh on markets in 2013.

We continue to expect high levels of risk-on, risk-off volatility. At times, this volatility will allow the opportunity to make prudent and modest adjustments to the portfolios in response to market moves judged to be overreactions. Overall the Allianz Global Investors Solutions Target Date Funds are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight euro zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz Global Investors Solutions 2050 Fund Class A	10.64%	14.26%
Allianz Global Investors Solutions 2050 Fund Class A (adjusted)	4.55%	12.62%
Allianz Global Investors Solutions 2050 Fund Class C	9.78%	13.43%
Allianz Global Investors Solutions 2050 Fund Class C (adjusted)	8.81%	13.43%
Allianz Global Investors Solutions 2050 Fund Class D	10.51%	14.24%
Allianz Global Investors Solutions 2050 Fund Class R	10.30%	13.99%
Allianz Global Investors Solutions 2050 Fund Class P	11.00%	14.56%
Allianz Global Investors Solutions 2050 Fund Institutional Class	11.06%	14.67%
Allianz Global Investors Solutions 2050 Fund Administrative Class	10.62%	14.34%
Dow Jones Real Return 2050 Index	11.03%	13.68%
Lipper Mixed-Asset Target 2050+ Funds Average	12.79%	13.29%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.53% for Class A shares, 2.28% for Class C shares, 1.53% for Class D shares, 1.78% for Class R shares, 1.13% for Class P shares, 1.08% for Institutional Class shares and 1.38% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.85% for Class C shares, 1.20% for Class D shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Institutional Class shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

The Dow Jones Real Return 2050 Index inception date was 12/31/2009. Accordingly, Dow Jones Real Return 40+ Index performance is used for periods prior to 12/31/2009.

Annual Report	November 30, 2012	33

Allianz Global Investors Solutions 2050 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Fund Allocation (as of November 30, 2012)

Allianz NFJ Dividend Value	6.3%
Allianz AGIC Income & Growth	6.0%
Allianz NFJ Global Dividend Value	5.9%
PIMCO Income	5.5%
Allianz RCM Disciplined Equity	5.4%
Allianz NFJ International Value	5.1%
PIMCO CommoditiesPLUS Strategy	5.1%
PIMCO Commodity RealReturn Strategy	5.0%
Other	54.5%
Cash & Equivalents — Net	1.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,098.20	$1,092.60	$1,096.90	$1,096.40	$1,099.10	$1,099.60	$1,097.10
Expenses Paid During Period	$1.47	$5.55	$2.36	$3.25	$—	$—	$1.57

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,023.60	$1,019.70	$1,022.75	$1,021.90	$1,025.00	$1,025.00	$1,023.50
Expenses Paid During Period	$1.42	$5.35	$2.28	$3.13	$—	$—	$1.52

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.28% for Class A, 1.06% for Class C, 0.45% for Class D, 0.62% for Class R, 0.00% for Class P, 0.00% for Institutional Class and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

34	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	November 30, 2012	35

Allianz Global Investors Solutions 2055 Fund

(Unaudited)

For the period of December 19, 2011, through November 30, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the period from inception on December 19, 2011 through November 30, 2012, Class A shares at NAV of Allianz Global Investors Solutions 2055 Fund (the “Fund”) returned 15.10% underperforming the Dow Jones Real Return 40+ Index (the “benchmark index”) which returned 15.12%.

What Happened

Risk markets around the world were up meaningfully for the period December 19, 2011 to November 30, 2012. For example, the MSCI ACWI was up 18.20%, MSCI Emerging Markets was up 16.25% and MSCI Europe was up 20.87%. Among the best performers for the period were global REITs, which gained 28.72% (as measured by the S&P Developed Property Index) and the S&P Emerging Market Property Index was up 45%. The story of how this happened is a powerful one: almost without exception, earnings estimates fell, and fell precipitously throughout the year driven by a recession in Europe, a slower growth trajectory in the U.S., and a loss of momentum in emerging market economies. Hence, market performance can be explained by expanding Price to Earnings (P/E) ratios everywhere around the world as Table 1 shows.

Global Returns: All P/E Expansion and no Earnings Growth
		Price change	P/E change	EPS change
Germany	DAX Index	29%	25%	3%
France	CAC Index	15%	28%	(10)%
Japan	NKY Index	15%	41%	(18)%
Euro zone	SX5E Index	14%	32%	(14)%
United States	SPX Index	12%	18%	(4)%
United Kingdom	UKX Index	6%	25%	(15)%
Italy	FTSEMIB Index	5%	38%	(24)%

Note: Market performance of Developed Markets year-to-date through 12/14/12. Source: Bloomberg

A logical question is how markets could have posted such strong performance as economic growth in every region in the world either contracted or slowed. We believe that expectations for earnings have increased due to two dominant policy developments. The first is the European Central Bank (“ECB”) announcement in July when Mario Draghi introduced his “make my day” policy, which entails printing enormous amounts of money and flooding the system with liquidity. This policy eliminated the sovereign funding tail risk in Spain and Italy.

The second development is that in both Europe and the U.S., policy makers continue to kick the proverbial can down the road regarding difficult (and politically sensitive) policy decisions required to deal with large fiscal imbalances.

Don’t Fight the Fed and the ECB

The standard rule of “don’t fight the Fed” has never been so applicable. Central banks in the U.S., Europe, the United Kingdom and Japan have provided monetary stimulus on an unprecedented scale. Each has announced plans to continue to flood mortgage and government bond markets with more liquidity next year, and into the foreseeable future. As the fiscal picture gets gloomier around the world, central bank heads like Ben Bernanke and Mario Draghi have truly become “policy makers of last resort”. Across the developed world, governments have relied on them to monetize their debt and enable higher budget deficits. Fed purchases of Treasuries next year are expected to finance 100% of the U.S. budget deficit for 2013.

“Kick the Can down the Road”

Earnings and growth expectations are also supported by governments’ proclivity to put off solving difficult problems for another day. The euro zone entered the calendar year in the midst of financial crisis and more than 20 summits later (as of November 30, 2012), it remains in crisis. Austerity measures adopted in both the periphery—Portugal, Italy, Spain and Greece—and the center, including in France, are a temporary solution. But policies such as those that have led to a lower minimum wage and higher tax revenues have not been accompanied by real labor market reforms. Nor have we seen plans for a fiscal or banking union materialize.

In the U.S., it’s a similar story. Policy makers teetering on the edge of the fiscal cliff appear unwilling to accept the necessary changes that would rein in the size of the federal government.

The risk is that strict austerity policies adopted across the euro zone and serious spending cuts and tax hikes in the U.S. may not only hurt growth in the near term but crush expectations for growth going forward. If this happens, markets would shift to a risk-off regime.

“Mind the Gap”

The current situation of kicking the can down the road and hoping for growth has led expectations for real GDP growth and earnings growth to diverge. This mismatch shows up across markets where expectations for earnings growth are around two to three times estimates for economic growth in 2013 for most developed markets as Table 2 shows.

Mind the GAP: Expected Growth vs. Expected Earnings
	2013 Expected GDP Growth	2013 Expected EPS Growth
EM	10%	15%
US	4%	11%
Euro Area	2%	9%
UK	3%	9%
Germany	3%	5%
France	2%	8%
Italy	2%	16%
Japan	1%	19%

Note: consensus estimates and IMF

Source: Bloomberg as of 11/12/12

Portfolio Review

During the period from inception on December 19, 2011 to November 30, 2012, the Fund held overweight positions in U.S. small-cap equities, and short-term and non-U.S. fixed-income assets and short-term Treasury inflation protected securities (TIPS). The Fund held underweights in U.S. large-cap and non-U.S. equities, real return assets, including real estate and commodities and intermediate-term TIPS relative to its benchmark index.

The equity holdings in the Fund underperformed their benchmark for the period due to material underperformance of underlying U.S. equity funds. U.S. large cap equities detracted from overall performance due an underweight in the sector in addition to fund selection. For the reporting period, large cap stocks were up 20.35% as measured by the Russell 1000 Index and small cap stocks were up 17.60% as measured by the Russell 2000 Index. Within international equities, exposure to emerging markets contributed to performance. For the period, the MSCI Emerging Markets Index was up 16.25% in dollar terms. Exposure to underlying funds implementing managed volatility strategies, which tend to underperform traditional strategies in up markets, detracted from performance during the period.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed its fixed income benchmark due to a significant overweight in the sector, fund selection and an overweight in agency and non-agency mortgage backed securities. All of the PIMCO bond funds in the portfolio outperformed their respective benchmarks for the period. Notably, the PIMCO Income Fund was up 20.8% in the period, with an excess return of 16.4% versus the Barclays U.S. Aggregate Index. A large allocation to the PIMCO Income Fund enabled the portfolio to gain exposure to the recovery in the housing market in the U.S. and was part of the rationale for the underweight in equities. The TIPS portion of the fixed income portfolio also contributed to performance mainly due to fund selection. An overweight in short-term TIPS detracted from

36	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2055 Fund (Cont.)

(Unaudited)

performance within the TIPS sector, as long-term real interest rates fell to new lows during the period. Short-term TIPS, which are more highly correlated to U.S. inflation than long-term TIPS, provide a hedge in the portfolio against rising real yields. Short-term TIPS were one of the worst performing asset classes in the period, returning 2.51% based on the BofA Merrill Lynch U.S. Treasury Inflation Linked 1-5 year Index.

The Fund materially outperformed in commodities, due to a combination of being underweight the commodity benchmark, which returned 4.12% based on the DJ UBS Commodity Total Return Index in dollar terms for the period and positive fund selection. In real estate, fund selection and a tilt toward global REITs contributed to performance. This was slightly offset by an underweight in the overall asset class, which was among the best performers in the period.

Outlook

The outlook continues to be dominated by three factors, including first, the shape and strength of the U.S. recovery, which is now partly tied to the resolution of the looming “fiscal cliff”; second, the success of policies in China and other emerging markets to maintain growth rates above those of developed markets; and third, the path to the outcome of the euro-zone crisis.

The expectation is that the world will remain mired in a low rate environment. The Fed has committed, through its Quantitative Easing program, to purchases of U.S. Treasuries on a monthly basis, which will likely exceed the entire U.S. deficit, equivalent to around $1 trillion in 2013. In the euro zone, the policies introduced by the ECB this year, including the Outright Monetary Transactions (“OMT”), have taken away the risk of a euro area liquidity failure. Nevertheless, a high degree of uncertainty surrounding policy decisions in both the U.S. and Europe will continue to weigh on markets in 2013.

We continue to expect high levels of risk-on, risk-off volatility. At times, this volatility will allow the opportunity to make prudent and modest adjustments to the portfolios in response to market moves judged to be overreactions. Overall the Allianz Global Investors Solutions Target Date Funds are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight euro zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Cumulative Total Returns for the period ended November 30, 2012

Since Inception†
Allianz Global Investors Solutions 2055 Fund Class A	15.10%
Allianz Global Investors Solutions 2055 Fund Class A (adjusted)	8.77%
Allianz Global Investors Solutions 2055 Fund Class R	14.75%
Allianz Global Investors Solutions 2055 Fund Class P	15.52%
Allianz Global Investors Solutions 2055 Fund Institutional Class	15.52%
Allianz Global Investors Solutions 2055 Fund Administrative Class	15.17%
Dow Jones Real Return 40+ Index	15.12%
Lipper Mixed-Asset Target 2050+ Funds Average	13.12%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.52% for Class A shares, 1.77% for Class R shares, 1.12% for Class P shares, 1.07% for Institutional Class shares and 1.37% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Institutional Class shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Annual Report	November 30, 2012	37

Allianz Global Investors Solutions 2055 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Fund Allocation (as of November 30, 2012)

Allianz NFJ Dividend Value	6.4%
Allianz AGIC Income & Growth	6.0%
Allianz NFJ Global Dividend Value	6.0%
Allianz NFJ Mid-Cap Value	5.5%
PIMCO Income	5.5%
Allianz RCM Disciplined Equity	5.4%
Allianz NFJ International Value	5.1%
PIMCO CommoditiesPLUS Strategy	5.0%
Other	54.4%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,098.10	$1,097.00	$1,100.50	$1,100.50	$1,098.70
Expenses Paid During Period	$1.84	$3.51	$—	$—	$1.57

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,023.25	$1,021.65	$1,025.00	$1,025.00	$1,023.50
Expenses Paid During Period	$1.77	$3.39	$—	$—	$1.52

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class A, 0.67% for Class R, 0.00% for Class P, 0.00% for Institutional Class and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

38	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	November 30, 2012	39

Allianz Global Investors Solutions Global Allocation Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz Global Investors Solutions Global Allocation Fund (the “Fund”) returned 10.64% outperforming the Barclays U.S. Aggregate Index (the “benchmark index”) which returned 5.51%.

What Happened

Risk markets around the world were up meaningfully for the period December 1, 2011 to November 30, 2012. For example, the MSCI ACWI Index was up 13.33%, MSCI Emerging Markets Index was up 11.35% and MSCI Europe Index was up 14.07%. Among the best performers for the period were global REITs, which gained 24.00% (as measured by the S&P Developed Property Index) and the S&P Emerging Market Property Index was up 47.45%. The story of how this happened is a powerful one: almost without exception, earnings estimates fell, and fell precipitously throughout the year driven by a recession in Europe, a slower growth trajectory in the U.S., and a loss of momentum in emerging market economies. Hence, market performance can be explained by expanding Price to Earnings (P/E) ratios everywhere around the world as Table 1 shows.

Global Returns: All P/E Expansion and no Earnings Growth
		Price change	P/E change	EPS change
Germany	DAX Index	29%	25%	3%
France	CAC Index	15%	28%	(10)%
Japan	NKY Index	15%	41%	(18)%
Euro zone	SX5E Index	14%	32%	(14)%
United States	SPX Index	12%	18%	(4)%
United Kingdom	UKX Index	6%	25%	(15)%
Italy	FTSEMIB Index	5%	38%	(24)%

Note: Market performance of Developed Markets year-to-date through 12/14/12. Source: Bloomberg

A logical question is how markets could have posted such strong performance as economic growth in every region in the world either contracted or slowed. We believe that expectations for earnings have increased due to two dominant policy developments. The first is the European Central Bank (“ECB”) announcement in July when Mario Draghi introduced his “make my day” policy, which entails printing enormous amounts of money and flooding the system with liquidity. This policy eliminated the sovereign funding tail risk in Spain and Italy.

The second development is that in both Europe and the U.S., policy makers continue to kick the proverbial can down the road regarding difficult (and politically sensitive) policy decisions required to deal with large fiscal imbalances.

Don’t Fight the Fed and the ECB

The standard rule of “don’t fight the Fed” has never been so applicable. Central banks in the U.S., Europe, the United Kingdom and Japan have provided monetary stimulus on an unprecedented scale. Each has announced plans to continue to flood mortgage and government bond markets with more liquidity next year, and into the foreseeable future. As the fiscal picture gets gloomier around the world, central bank heads like Ben Bernanke and Mario Draghi have truly become “policy makers of last resort”. Across the developed world, governments have relied on them to monetize their debt and enable higher budget deficits. Fed purchases of Treasuries next year are expected to finance 100% of the U.S. government budget deficit for 2013.

“Kick the Can down the Road”

Earnings and growth expectations are also supported by governments’ proclivity to put off solving difficult problems for another day. The euro zone entered the calendar year in the midst of financial crisis and more than 20 summits later (as of November 30, 2012), it remains in crisis. Austerity measures adopted in both the periphery—Portugal, Italy, Spain and Greece—and the center, including in France, are a temporary solution. But policies such as those that have led to a lower minimum wage and higher tax revenues have not been accompanied by real labor market reforms. Nor have we seen plans for a fiscal or banking union materialize.

In the U.S., it’s a similar story. Policy makers teetering on the edge of the fiscal cliff appear unwilling to accept the necessary changes that would rein in the size of the federal government.

The risk is that strict austerity policies adopted across the euro zone and serious spending cuts and tax hikes in the U.S. may not only hurt growth in the near term but crush expectations for growth going forward. If this happens, markets would shift to a risk-off regime.

“Mind the Gap”

The current situation of kicking the can down the road and hoping for growth has led expectations for real GDP growth and earnings growth to diverge. This mismatch shows up across markets where expectations for earnings growth are around two to three times estimates for economic growth in 2013 for most developed markets as Table 2 shows.

Mind the GAP: Expected Growth vs. Expected Earnings
	2013 Expected GDP Growth	2013 Expected EPS Growth
EM	10%	15%
US	4%	11%
Euro Area	2%	9%
UK	3%	9%
Germany	3%	5%
France	2%	8%
Italy	2%	16%
Japan	1%	19%

Note: consensus estimates and IMF

Source: Bloomberg as of 11/12/12

Portfolio Review

During the twelve-month period, the Fund held overweight positions in U.S. small-cap equities, and short- term and non-U.S. fixed-income assets and short-term Treasury inflation protected securities (TIPS). The Fund held underweights in U.S. large- cap and non-U.S. equities, real return assets, including real estate and commodities and intermediate-term TIPS relative to its benchmark index.

The equity holdings in the Fund underperformed their benchmark for the period due to material underperformance of underlying U.S. equity funds. U.S. large cap equities detracted from overall performance due an underweight in the sector in addition to fund selection. For the twelve-month period, large cap stocks were up 16.19% as measured by the Russell 1000 Index and small cap stocks were up 13.09% as measured by the Russell 2000 Index. Within international equities, exposure to emerging markets contributed to performance. For the period, the MSCI Emerging Markets Index was up 11.35% in dollar terms. Exposure to underlying funds implementing managed volatility strategies, which tend to underperform traditional strategies in up markets, detracted from performance during the period.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed its fixed income benchmark due to a significant overweight in the sector, fund selection and an overweight in agency and non-agency mortgage backed securities. All of the PIMCO bond funds in the portfolio outperformed their respective benchmarks for the period. Notably, the PIMCO Income Fund was up 22.0% in the period, with an excess return of 16.5% versus the Barclays U.S. Aggregate Index. A large allocation to the PIMCO Income Fund enabled the portfolio to gain exposure to the recovery in the housing market in the U.S. and was part of the rationale for the underweight in equities. The TIPS portion of the fixed income portfolio also contributed to performance mainly due to fund selection. An overweight in short-term TIPS detracted from

40	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Global Allocation Fund (Cont.)

(Unaudited)

performance within the TIPS sector, as long-term real interest rates fell to new lows during the period. Short-term TIPS, which are more highly correlated to U.S. inflation than long-term TIPS provide a hedge in the portfolio against rising real yields. Short-term TIPS were one of the worst performing asset classes in the period, returning 2.18% based on the BofA Merrill Lynch U.S. Treasury Inflation Linked 1-5 year Index.

The Fund materially outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down -2.22% based on the DJ UBS Commodity Total Return Index in dollar terms for the period and positive fund selection. In real estate, fund selection and a tilt toward global REITs contributed to performance. This was slightly offset by an underweight in the overall asset class, which was among the best performers in the period.

Outlook

The outlook continues to be dominated by three factors, including first, the shape and strength of the U.S. recovery, which is now partly tied to the resolution of the looming “fiscal cliff”; second, the success of policies in China and other emerging markets to maintain growth rates above those of developed markets; and third, the path to the outcome of the euro-zone crisis.

The expectation is that the world will remain mired in a low rate environment. The Fed has committed, through its Quantitative Easing program, to purchases of U.S. Treasuries on a monthly basis which will likely exceed the entire U.S. deficit, equivalent to around $1 trillion in 2013. In the euro zone, the policies introduced by the ECB this year, including the Outright Monetary Transactions (“OMT”), have taken away the risk of a euro area liquidity failure. Nevertheless, a high degree of uncertainty surrounding policy decisions in both the U.S. and Europe will continue to weigh on markets in 2013.

We continue to expect high levels of risk-on, risk-off volatility. At times, this volatility will allow the opportunity to make prudent and modest adjustments to the portfolios in response to market moves judged to be overreactions. Overall the Allianz Global Investors Solutions Target Risk Funds are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight euro zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	5 Year	10 Year	Since Inception†
Allianz Global Investors Solutions Global Allocation Fund Class A	10.64%	2.62%	6.90%	5.74%
Allianz Global Investors Solutions Global Allocation Fund Class A (adjusted)	4.56%	1.47%	6.30%	5.32%
Allianz Global Investors Solutions Global Allocation Fund Class B	9.90%	1.88%	6.33%	5.35%
Allianz Global Investors Solutions Global Allocation Fund Class B (adjusted)	4.90%	1.55%	6.33%	5.35%
Allianz Global Investors Solutions Global Allocation Fund Class C	9.90%	1.88%	6.12%	4.96%
Allianz Global Investors Solutions Global Allocation Fund Class C (adjusted)	8.90%	1.88%	6.12%	4.96%
Allianz Global Investors Solutions Global Allocation Fund Class D	10.68%	2.63%	6.91%	5.75%
Allianz Global Investors Solutions Global Allocation Fund Class R	10.44%	2.40%	6.66%	5.50%
Allianz Global Investors Solutions Global Allocation Fund Class P	10.91%	2.85%	7.13%	5.97%
Allianz Global Investors Solutions Global Allocation Fund Institutional Class	11.01%	3.03%	7.36%	6.24%
Allianz Global Investors Solutions Global Allocation Fund Administrative Class	10.70%	2.69%	6.97%	5.81%
MSCI All Country World Index	13.33%	–1.82%	7.34%	4.61%
60% MSCI AC World Index, 40% Barclays U.S. Aggregate Index	10.40%	1.82%	6.94%	5.46%
Barclays U.S. Aggregate Index	5.51%	6.04%	5.41%	5.74%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	10.71%	2.30%	6.02%	4.99%

† The Fund began operations on 9/30/98. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/98.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 2.14% for Class A shares, 2.89% for Class B shares, 2.88% for Class C shares, 2.17% for Class D shares, 2.38% for Class R shares, 2.01% for Class P shares, 1.91% for Institutional Class shares and 2.15% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.22% for Class A shares, 1.98% for Class B shares, 1.96% for Class C shares, 1.25% for Class D shares, 1.45% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares and 1.20% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Annual Report	November 30, 2012	41

Allianz Global Investors Solutions Global Allocation Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Fund Allocation (as of November 30, 2012)

PIMCO Income	10.5%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	7.0%
Allianz NFJ International Value	6.6%
PIMCO Total Return	6.0%
Allianz NFJ Global Dividend Value	5.6%
PIMCO Short-Term	5.5%
PIMCO Real Return	5.4%
Allianz NFJ Dividend Value	4.1%
Other	49.3%
Cash & Equivalents — Net	0.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,085.70	$1,082.40	$1,082.60	$1,086.30	$1,085.90	$1,087.60	$1,089.00	$1,086.90
Expenses Paid During Period	$2.24	$6.20	$6.09	$2.40	$3.44	$1.36	$0.84	$2.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,022.85	$1,019.05	$1,019.15	$1,022.70	$1,021.70	$1,023.70	$1,024.20	$1,022.95
Expenses Paid During Period	$2.17	$6.01	$5.91	$2.33	$3.34	$1.32	$0.81	$2.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.43% for Class A, 1.19% for Class B, 1.17% for Class C, 0.46% for Class D, 0.66% for Class R, 0.26% for Class P, 0.16% for Institutional Class and 0.41% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

42	Allianz Multi-Strategy Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	November 30, 2012	43

Allianz Global Investors Solutions Global Growth Allocation Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz Global Investors Solutions Global Growth Allocation Fund (the “Fund”) returned 11.17% underperforming the MSCI All Country World Index (the “benchmark index”) which returned 13.33%.

What Happened

Risk markets around the world were up meaningfully for the period December 1, 2011 to November 30, 2012. For example, the MSCI ACWI Index was up 13.33%, MSCI Emerging Markets Index was up 11.35% and MSCI Europe Index was up 14.07%. Among the best performers for the period were global REITs, which gained 24.00% (as measured by the S&P Developed Property Index) and the S&P Emerging Market Property Index was up 47.45%. The story of how this happened is a powerful one: almost without exception, earnings estimates fell, and fell precipitously throughout the year driven by a recession in Europe, a slower growth trajectory in the U.S., and a loss of momentum in emerging market economies. Hence, market performance can be explained by expanding Price to Earnings (P/E) ratios everywhere around the world as Table 1 shows.

Global Returns: All P/E Expansion and no Earnings Growth
		Price change	P/E change	EPS change
Germany	DAX Index	29%	25%	3%
France	CAC Index	15%	28%	(10)%
Japan	NKY Index	15%	41%	(18)%
Euro zone	SX5E Index	14%	32%	(14)%
United States	SPX Index	12%	18%	(4)%
United Kingdom	UKX Index	6%	25%	(15)%
Italy	FTSEMIB Index	5%	38%	(24)%

Note: Market performance of Developed Markets year-to-date through 12/14/12. Source: Bloomberg

A logical question is how markets could have posted such strong performance as economic growth in every region in the world either contracted or slowed. We believe that expectations for earnings have increased due to two dominant policy developments. The first is the European Central Bank (“ECB”) announcement in July when Mario Draghi introduced his “make my day” policy, which entails printing enormous amounts of money and flooding the system with liquidity. This policy eliminated the sovereign funding tail risk in Spain and Italy.

The second development is that in both Europe and the U.S., policy makers continue to kick the proverbial can down the road regarding difficult (and politically sensitive) policy decisions required to deal with large fiscal imbalances.

Don’t Fight the Fed and the ECB

The standard rule of “don’t fight the Fed” has never been so applicable. Central banks in the U.S., Europe, the United Kingdom and Japan have provided monetary stimulus on an unprecedented scale. Each has announced plans to continue to flood mortgage and government bond markets with more liquidity next year, and into the foreseeable future. As the fiscal picture gets gloomier around the world, central bank heads like Ben Bernanke and Mario Draghi have truly become “policy makers of last resort”. Across the developed world, governments have relied on them to monetize their debt and enable higher budget deficits. Fed purchases of Treasuries next year are expected to finance 100% of the U.S. government budget deficit for 2013.

“Kick the Can down the Road”

Earnings and growth expectations are also supported by governments’ proclivity to put off solving difficult problems for another day. The euro zone entered the year in the midst of financial crisis and more than 20 summits later (as of November 30, 2012), it remains in crisis. Austerity measures adopted in both the periphery—Portugal, Italy, Spain and Greece—and the center, including in France, are a temporary solution. But policies such as those that have led to a lower minimum wage and higher tax revenues have not been accompanied by real labor market reforms. Nor have we seen plans for a fiscal or banking union materialize.

In the U.S., it’s a similar story. Policy makers teetering on the edge of the fiscal cliff appear unwilling to accept the necessary changes that would rein in the size of the federal government.

The risk is that strict austerity policies adopted across the euro zone and serious spending cuts and tax hikes in the U.S. may not only hurt growth in the near term but crush expectations for growth going forward. If this happens, markets would shift to a risk-off regime.

“Mind the Gap”

The current situation of kicking the can down the road and hoping for growth has led expectations for real GDP growth and earnings growth to diverge. This mismatch shows up across markets where expectations for earnings growth are around two to three times estimates for economic growth in 2013 for most developed markets as Table 2 shows.

Mind the GAP: Expected Growth vs. Expected Earnings
	2013 Expected GDP Growth	2013 Expected EPS Growth
EM	10%	15%
US	4%	11%
Euro Area	2%	9%
UK	3%	9%
Germany	3%	5%
France	2%	8%
Italy	2%	16%
Japan	1%	19%

Note: consensus estimates and IMF

Source: Bloomberg as of 11/12/12

Portfolio Review

During the twelve-month period, the Fund held overweight positions in U.S. small-cap equities, and short-term and non-U.S. fixed-income assets and short-term Treasury inflation protected securities (TIPS). The Fund held underweights in U.S. large-cap and non-U.S. equities, real return assets, including real estate and commodities and intermediate-term TIPS relative to its benchmark index.

The equity holdings in the Fund underperformed their benchmark for the period due to material underperformance of underlying U.S. equity funds. U.S. large cap equities detracted from overall performance due an underweight in the sector in addition to fund selection. For the twelve-month period, large cap stocks were up 16.19% as measured by the Russell 1000 Index and small cap stocks were up 13.09% as measured by the Russell 2000 Index. Within international equities, exposure to emerging markets contributed to performance. For the period, the MSCI Emerging Markets Index was up 11.35% in dollar terms. Exposure to underlying funds implementing managed volatility strategies, which tend to underperform traditional strategies in up markets, detracted from performance during the period.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed its fixed income benchmark due to a significant overweight in the sector, fund selection and an overweight in agency and non-agency mortgage backed securities. All of the PIMCO bond funds in the portfolio outperformed their respective benchmarks for the period. Notably, the PIMCO Income Fund was up 22.0% in the period, with an excess return of 16.5% versus the Barclays U.S. Aggregate Index. A large allocation to the PIMCO Income Fund enabled the portfolio to gain exposure to the recovery in the housing market in the U.S. and was part of the rationale for the underweight in equities. The TIPS portion of the fixed income portfolio also contributed to performance mainly due to fund selection. An overweight in short-term TIPS detracted from

44	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Global Growth Allocation Fund (Cont.)

(Unaudited)

performance within the TIPS sector, as long-term real interest rates fell to new lows during the period. Short-term TIPS, which are more highly correlated to U.S. inflation than long-term TIPS, provide a hedge in the portfolio against rising real yields. Short-term TIPS were one of the worst performing asset classes in the period, returning 2.18% based on the BofA Merrill Lynch U.S. Treasury Inflation Linked 1-5 year Index.

The Fund materially outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down -2.22% based on the DJ UBS Commodity Total Return Index in dollar terms for the period and positive fund selection. In real estate, fund selection and a tilt toward global REITs contributed to performance. This was slightly offset by an underweight in the overall asset class, which was among the best performers in the period.

Outlook

The outlook continues to be dominated by three factors, including first, the shape and strength of the U.S. recovery, which is now partly tied to the resolution of the looming “fiscal cliff”; second, the success of policies in China and other emerging markets to maintain growth rates above those of developed markets; and third, the path to the outcome of the euro-zone crisis.

The expectation is that the world will remain mired in a low rate environment. The Fed has committed, through its Quantitative Easing program, to purchases of U.S. Treasuries on a monthly basis, which will likely exceed the entire U.S. deficit, equivalent to around $1 trillion in 2013. In the euro zone, the policies introduced by the ECB this year, including the Outright Monetary Transactions (“OMT”), have taken away the risk of a euro area liquidity failure. Nevertheless, a high degree of uncertainty surrounding policy decisions in both the U.S. and Europe will continue to weigh on markets in 2013.

We continue to expect high levels of risk-on, risk-off volatility. At times, this volatility will allow the opportunity to make prudent and modest adjustments to the portfolios in response to market moves judged to be overreactions. Overall the Allianz Global Investors Solutions Target Risk Funds are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight euro zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz Global Investors Solutions Global Growth Allocation Fund Class A	11.17%	15.44%
Allianz Global Investors Solutions Global Growth Allocation Fund Class A (adjusted)	5.05%	13.64%
Allianz Global Investors Solutions Global Growth Allocation Fund Class C	10.34%	14.62%
Allianz Global Investors Solutions Global Growth Allocation Fund Class C (adjusted)	9.34%	14.62%
Allianz Global Investors Solutions Global Growth Allocation Fund Class D	11.13%	15.46%
Allianz Global Investors Solutions Global Growth Allocation Fund Class R	10.89%	15.19%
Allianz Global Investors Solutions Global Growth Allocation Fund Class P	11.35%	15.68%
Allianz Global Investors Solutions Global Growth Allocation Fund Institutional Class	11.51%	15.81%
Allianz Global Investors Solutions Global Growth Allocation Fund Administrative Class	11.20%	15.51%
MSCI All Country World Index	13.33%	14.65%
Lipper Global Flexible Portfolio Funds Average	7.93%	11.17%

† The Fund began operations on 4/27/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 4.15% for Class A shares, 5.38% for Class C shares, 4.52% for Class D shares, 4.82% for Class R shares, 4.18% for Class P shares, 4.08% for Institutional Class shares and 4.33% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.32% for Class A shares, 2.10% for Class C shares, 1.32% for Class D shares, 1.55% for Class R shares, 1.15% for Class P shares, 1.05% for Institutional Class shares and 1.30% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Annual Report	November 30, 2012	45

Allianz Global Investors Solutions Global Growth Allocation Fund (Cont.)
(Unaudited)

Cumulative Returns Through November 30, 2012

Fund Allocation (as of November 30, 2012)

Allianz NFJ International Value	9.6%
Allianz NFJ Global Dividend Value	7.6%
PIMCO Income	7.1%
Allianz AGIC Emerging Markets Opportunities	6.1%
Allianz NFJ Dividend Value	6.1%
Allianz NFJ Small-Cap Value	5.6%
Allianz RCM Disciplined Equity	5.5%
Allianz AGIC Income & Growth	5.0%
Other	47.6%
Cash & Equivalents — Net	–0.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,103.20	$1,099.30	$1,102.90	$1,102.20	$1,104.10	$1,105.10	$1,103.20
Expenses Paid During Period	$2.10	$6.19	$2.10	$3.31	$1.21	$0.68	$2.00

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,023.00	$1,019.10	$1,023.00	$1,021.85	$1,023.85	$1,024.35	$1,023.10
Expenses Paid During Period	$2.02	$5.96	$2.02	$3.18	$1.16	$0.66	$1.92

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 1.18% for Class C, 0.40% for Class D, 0.63% for Class R, 0.23% for Class P, 0.13% for Institutional Class and 0.38% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

46	Allianz Multi-Strategy Funds

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Annual Report	November 30, 2012	47

Allianz Global Investors Solutions Retirement Income Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Allianz Global Investors Solutions.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz Global Investors Solutions Retirement Income Fund (the “Fund”) returned 9.68% outperforming the Dow Jones Real Return Today Index (the “benchmark index”) which returned 8.59%.

What Happened

Risk markets around the world were up meaningfully for the period December 1, 2011 to November 30, 2012. For example, the MSCI ACWI Index was up 13.33%, MSCI Emerging Markets Index was up 11.35% and MSCI Europe Index was up 15.5%. Among the best performers for the period were global REITs, which gained 24.00% (as measured by the S&P Developed Property Index) and the S&P Emerging Market Property Index was up 47.45%. The story of how this happened is a powerful one: almost without exception, earnings estimates fell, and fell precipitously throughout the year driven by a recession in Europe, a slower growth trajectory in the U.S., and a loss of momentum in emerging market economies. Hence, market performance can be explained by expanding Price to Earnings (P/E) ratios everywhere around the world as Table 1 shows.

Global Returns: All P/E Expansion and no Earnings Growth
		Price change	P/E change	EPS change
Germany	DAX Index	29%	25%	3%
France	CAC Index	15%	28%	(10)%
Japan	NKY Index	15%	41%	(18)%
Euro zone	SX5E Index	14%	32%	(14)%
United States	SPX Index	12%	18%	(4)%
United Kingdom	UKX Index	6%	25%	(15)%
Italy	FTSEMIB Index	5%	38%	(24)%

Note: Market performance of Developed Markets year-to-date through 12/14/12. Source: Bloomberg

A logical question is how markets could have posted such strong performance as economic growth in every region in the world either contracted or slowed. We believe that expectations for earnings have increased due to two dominant policy developments. The first is the European Central Bank (“ECB”) announcement in July when Mario Draghi introduced his “make my day” policy, which entails printing enormous amounts of money and flooding the system with liquidity. This policy eliminated the sovereign funding tail risk in Spain and Italy.

The second development is that in both Europe and the U.S., policy makers continue to kick the proverbial can down the road regarding difficult (and politically sensitive) policy decisions required to deal with large fiscal imbalances.

Don’t Fight the Fed and the ECB

The standard rule of “don’t fight the Fed” has never been so applicable. Central banks in the U.S., Europe, the United Kingdom and Japan have provided monetary stimulus on an unprecedented scale. Each has announced plans to continue to flood mortgage and government bond markets with more liquidity next year, and into the foreseeable future. As the fiscal picture gets gloomier around the world, central bank heads like Ben Bernanke and Mario Draghi have truly become “policy makers of last resort”. Across the developed world, governments have relied on them to monetize their debt and enable higher budget deficits. Fed purchases of Treasuries next year are expected to finance 100% of the U.S. government budget deficit for 2013.

“Kick the Can down the Road”

Earnings and growth expectations are also supported by governments’ proclivity to put off solving difficult problems for another day. The euro zone entered the calendar year in the midst of financial crisis and more than 20 summits later (as of November 30, 2012), it remains in crisis. Austerity measures adopted in both the periphery—Portugal, Italy, Spain and Greece—and the center, including in France, are a temporary solution. But policies such as those that have led to a lower minimum wage and higher tax revenues have not been accompanied by real labor market reforms. Nor have we seen plans for a fiscal or banking union materialize.

In the U.S., it’s a similar story. Policy makers teetering on the edge of the fiscal cliff appear unwilling to accept the necessary changes that would rein in the size of the federal government.

The risk is that strict austerity policies adopted across the euro zone and serious spending cuts and tax hikes in the U.S. may not only hurt growth in the near term but crush expectations for growth going forward. If this happens, markets would shift to a risk-off regime.

“Mind the Gap”

The current situation of kicking the can down the road and hoping for growth has led expectations for real GDP growth and earnings growth to diverge. This mismatch shows up across markets where expectations for earnings growth are around two to three times estimates for economic growth in 2013 for most developed markets as Table 2 shows.

Mind the GAP: Expected Growth vs. Expected Earnings
	2013 Expected GDP Growth	2013 Expected EPS Growth
EM	10%	15%
US	4%	11%
Euro Area	2%	9%
UK	3%	9%
Germany	3%	5%
France	2%	8%
Italy	2%	16%
Japan	1%	19%

Note: consensus estimates and IMF

Source: Bloomberg as of 11/12/12

Portfolio Review

During the twelve-month period, the Fund held overweight positions in U.S. small-cap equities, and short- term and non-U.S. fixed-income assets and short-term Treasury inflation protected securities (TIPS). The Fund held underweights in U.S. large- cap and non-U.S. equities, real return assets, including real estate and commodities and intermediate-term TIPS relative to its benchmark index.

The equity holdings in the Fund underperformed their benchmark for the period due to material underperformance of underlying U.S. equity funds. U.S. large cap equities detracted from overall performance due an underweight in the sector in addition to fund selection. For the twelve-month period, large cap stocks were up 16.19% as measured by the Russell 1000 Index and small cap stocks were up 13.09% as measured by the Russell 2000 Index. Within international equities, exposure to emerging markets contributed to performance. For the period, the MSCI Emerging Markets Index was up 11.35% in dollar terms. Exposure to underlying funds implementing managed volatility strategies, which tend to underperform traditional strategies in up markets, detracted from performance during the period.

In the defensive part of the portfolio, the Fund’s aggregate nominal bond positions outperformed its fixed income benchmark due to a significant overweight in the sector, fund selection and an overweight in agency and non-agency mortgage backed securities. All of the PIMCO bond funds in the portfolio outperformed their respective benchmarks for the period. Notably, the PIMCO Income Fund was up 22.0% in the period, with an excess return of 16.5% versus the Barclays U.S. Aggregate Index. A large allocation to the PIMCO Income Fund enabled the portfolio to gain exposure to the recovery in the housing market in the U.S. and was part of the rationale for the underweight in equities. The TIPS portion of the fixed income portfolio also contributed to performance mainly due to fund selection. An

48	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Retirement Income Fund (Cont.)

(Unaudited)

overweight in short-term TIPS detracted from performance within the TIPS sector, as long-term real interest rates fell to new lows during the period. Short-term TIPS, which are more highly correlated to U.S. inflation than long-term TIPS provide a hedge in the portfolio against rising real yields. Short-term TIPS were one of the worst performing asset classes in the period, returning 2.18% based on the BofA Merrill Lynch U.S. Treasury Inflation Linked 1-5 year Index.

The Fund materially outperformed in commodities, due to a combination of being underweight the commodity benchmark, which was down -2.22% based on the DJ UBS Commodity Total Return Index in dollar terms for the period and positive fund selection. In real estate, fund selection and a tilt toward global REITs contributed to performance. This was slightly offset by an underweight in the overall asset class, which was among the best performers in the period.

Outlook

The outlook continues to be dominated by three factors, including first, the shape and strength of the U.S. recovery, which is now partly tied to the resolution of the looming “fiscal cliff”; second, the success of policies in China and other emerging markets to maintain growth rates above those of developed markets; and third, the path to the outcome of the euro-zone crisis.

The expectation is that the world will remain mired in a low rate environment. The Fed has committed, through its Quantitative Easing program, to purchases of U.S. Treasuries on a monthly basis, which will likely exceed the entire U.S. deficit, equivalent to around $1 trillion in 2013. In the euro zone, the policies introduced by the ECB this year, including the Outright Monetary Transactions (“OMT”), have taken away the risk of a euro area liquidity failure. Nevertheless, a high degree of uncertainty surrounding policy decisions in both the U.S. and Europe will continue to weigh on markets in 2013.

We continue to expect high levels of risk-on, risk-off volatility. At times, this volatility will allow the opportunity to make prudent and modest adjustments to the portfolios in response to market moves judged to be overreactions. Overall the Allianz Global Investors Solutions Target Risk Funds are overweight high-quality dividend-paying stocks, overweight U.S. stocks and underweight euro zone stocks. The portfolios are modestly underweight commodities and real estate, as well as underweight nominal duration. All the portfolios are within their benchmark-determined risk budgets.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz Global Investors Solutions Retirement Income Fund Class A	9.68%	11.01%
Allianz Global Investors Solutions Retirement Income Fund Class A (adjusted)	3.65%	9.42%
Allianz Global Investors Solutions Retirement Income Fund Class C	8.84%	10.20%
Allianz Global Investors Solutions Retirement Income Fund Class C (adjusted)	7.84%	10.20%
Allianz Global Investors Solutions Retirement Income Fund Class D	9.53%	10.97%
Allianz Global Investors Solutions Retirement Income Fund Class R	9.28%	10.72%
Allianz Global Investors Solutions Retirement Income Fund Class P	10.05%	11.30%
Allianz Global Investors Solutions Retirement Income Fund Institutional Class	10.11%	11.39%
Allianz Global Investors Solutions Retirement Income Fund Administrative Class	9.71%	11.07%
Dow Jones Real Return Today Index	8.59%	10.77%
Lipper Mixed-Asset Target Today Funds Average	8.36%	9.69%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.17% for Class A shares, 1.92% for Class C shares, 1.17% for Class D shares, 1.42% for Class R shares, 0.77% for Class P shares, 0.72% for Institutional Class shares and 1.02% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.05% for Class D shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Institutional Class shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Annual Report	November 30, 2012	49

Allianz Global Investors Solutions Retirement Income Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Fund Allocation (as of November 30, 2012)

PIMCO Real Return	31.2%
PIMCO Income	9.4%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	6.4%
PIMCO 1-5 Year U.S. TIPS Index	5.9%
PIMCO Short-Term	5.0%
Allianz AGIC Income & Growth	4.0%
iShares Barclays TIPS Bond	3.9%
Allianz NFJ Dividend Value	3.5%
Other	29.4%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,058.40	$1,053.90	$1,057.80	$1,056.70	$1,060.60	$1,060.10	$1,058.10
Expenses Paid During Period	$2.21	$6.06	$2.68	$3.91	$0.52	$—	$1.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,022.85	$1,019.10	$1,022.40	$1,021.20	$1,024.50	$1,025.00	$1,023.10
Expenses Paid During Period	$2.17	$5.96	$2.63	$3.84	$0.51	$—	$1.92

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.43% for Class A, 1.18% for Class C, 0.52% for Class D, 0.76% for Class R, 0.10% for Class P, 0.00% for Institutional Class and 0.38% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

50	Allianz Multi-Strategy Funds

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Annual Report	November 30, 2012	51

Allianz AGIC Convertible Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Justin Kass, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz AGIC Convertible Fund (the “Fund”) returned 9.64%, underperforming the BofA Merrill Lynch All Convertibles Index (the “benchmark index”) which returned 12.82%.

The convertible market was up over the period, despite continuous global macro uncertainties and periods of heightened volatility.

During the first four months of the period, the markets reflected that the risks to the U.S. economy had diminished. This sentiment shift was demonstrated by the credit and equity markets’ rallying and ultimately, the Treasury market selling off. The most obvious factor driving the rally was the decoupling of U.S. and European financial risk. As the economic statistics, corporate earnings and specifically, the housing market showed improvement, the odds of a double-dip recession fell off the table.

Investor sentiment over the following two months was in stark contrast to the sentiment shift seen earlier in the period. By early May, fear and macro concerns returned. Despite some softening in the broad economic statistics in the U.S., the real focus was on the day-to-day reports regarding the developments throughout Europe. With little direction and no discernible timetable toward resolution for all of the financial woes across several countries, investors sold risk assets. Convertible securities, like equities, were sold, and investors once again flocked to Treasuries and cash.

Macro factors led investor demand higher and increased returns in the months that followed. The actions and language of global monetary policy leadership, specifically in the U.S. and Europe, were decidedly accommodative. For the better part of the last two years, investors have been presented with strengthening corporate profits against a backdrop of macro volatility. During the period, macro factors reversed, and the markets responded with enthusiasm.

Over the remaining months volatility continued in the convertible market. The equity markets initially sold off after President Obama’s re-election, but rallied into November month end on hopes of fiscal cliff resolution, improving economic data out of China and further signs of stabilization in Europe.

In this environment new issuance remained steady during the reporting period. Many of the more recent issuers were companies that typically accessed other parts of the capital market. If this trend continues, it bodes well for future convertible issuance.

Performance

The Fund rallied with the market in the reporting period. Strength in the Fund was evident in a variety of holdings and sectors.

Sector allocations that helped relative performance in the period were Materials, Consumer Staples, Media and Technology. The Fund had a lower-than-benchmark weight in Materials issuers and stronger returns from individual issues. Both of these factors aided relative performance. Similarly, the Consumer Staples sector underperformed in the benchmark index and the Fund benefited from being underweight. Security selection within Technology positively contributed to relative performance.

In contrast, Healthcare, Industrials and Transportation exposure had the greatest impact on underperformance in the period. While these three sectors outperformed in the benchmark index and the portfolio was overweight relative to the benchmark index, security selection detracted from relative performance. In Healthcare, a biotechnology company and drug manufacturer underperformed. A consulting company, which was sold due to deteriorating operating fundamentals, negatively impacted the Industrials sector.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC Convertible Fund Class A	9.64%	4.52%	9.38%	9.94%
Allianz AGIC Convertible Fund Class A (adjusted)	3.61%	3.34%	8.76%	9.63%
Allianz AGIC Convertible Fund Class C	8.81%	3.75%	8.57%	9.13%
Allianz AGIC Convertible Fund Class C (adjusted)	7.81%	3.75%	8.57%	9.13%
Allianz AGIC Convertible Fund Class D	9.57%	4.52%	9.37%	9.94%
Allianz AGIC Convertible Fund Class R	9.25%	4.25%	9.10%	9.67%
Allianz AGIC Convertible Fund Class P	9.84%	4.73%	9.60%	10.18%
Allianz AGIC Convertible Fund Institutional Class	10.00%	4.84%	9.72%	10.29%
Allianz AGIC Convertible Fund Administrative Class	9.70%	4.55%	9.39%	9.95%
BofA Merrill Lynch All Convertibles Index	12.82%	3.36%	7.01%	7.62%
Lipper Convertible Securities Funds Average	9.16%	1.87%	6.59%	8.05%

† The Fund began operations on 4/19/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 0.97% for Class A shares, 1.74% for Class C shares, 0.98% for Class D shares, 1.22% for Class R shares, 0.83% for Class P shares, 0.70% for Institutional Class shares and 0.97% for Administrative Class shares. The ratio for Class P shares does not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratio net of this reduction is 0.80% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

52	Allianz Multi-Strategy Funds

Allianz AGIC Convertible Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Industry Allocation (as of November 30, 2012)

Biotechnology	6.9%
Insurance	5.5%
Pharmaceuticals	5.4%
Internet	5.1%
Oil & Gas	4.9%
Real Estate Investment Trust	4.9%
Commercial Services	4.9%
Auto Manufacturers	4.7%
Other	56.0%
Cash & Equivalents — Net	1.7%

Moody’s Ratings* (as of November 30, 2012)

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,074.50	$1,070.60	$1,074.20	$1,072.30	$1,075.70	$1,076.50	$1,075.30
Expenses Paid During Period	$5.39	$9.37	$5.86	$7.51	$4.15	$3.43	$4.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,019.80	$1,015.95	$1,019.35	$1,017.75	$1,021.00	$1,021.70	$1,020.40
Expenses Paid During Period	$5.25	$9.12	$5.70	$7.31	$4.04	$3.34	$4.65

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.04% for Class A, 1.81% for Class C, 1.13% for Class D, 1.45% for Class R, 0.80% for Class P, 0.66% for Institutional Class and 0.92% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	53

Allianz AGIC Focused Opportunity Fund

(Unaudited)

For the period of December 1, 2011 through November 30, 2012, as provided by Michael Corelli, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz AGIC Focused Opportunity Fund (the “Fund”) returned -5.40% underperforming the Russell 2500 Growth Index (the “benchmark index”) which returned 12.55%.

The benchmark index ended 2011 with a modest decline. It began 2012 with a strong rally and the ebbing of stock correlations that had reached all-time highs during 2011.

During the summer, investors once again became concerned with the European sovereign debt crisis, a slowdown in China and lackluster employment data in the United States. As a result, equities experienced a global selloff. During the reporting period, the best-performing benchmark sector was Telecommunication Services, followed by Health Care and Consumer Staples. The Energy and Utilities sectors performed the worst.

Stock Selection drives performance

Stock selection was the main driver of the Fund’s underperformance versus the benchmark index, whereas sector allocation detracted to a lesser extent. The primary detractors from performance included stock selection in the Energy, Materials, Information Technology, Industrials, Consumer Discretionary and Financials sectors. From a sector allocation perspective, the Fund’s overweight position to the Energy sector and underweight to the Health Care and Consumer Staples sectors detracted from performance. As of November 30, 2012, the Fund’s largest sector overweight positions relative to the benchmark index were in the Energy, Information Technology and Industrials sectors. The Fund’s largest sector underweight positions were in the Health Care, Consumer Staples, Financials and Materials sectors.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz AGIC Focused Opportunity Fund Class A	–5.40%	–4.09%
Allianz AGIC Focused Opportunity Fund Class A (adjusted)	–10.60%	–6.87%
Allianz AGIC Focused Opportunity Fund Institutional Class	–5.08%	–3.72%
Russell 2500 Growth Index	12.55%	5.73%
Lipper Small-Cap Growth Funds Average	9.82%	3.82%

† The Fund began operations on 12/27/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/10.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 4.88% for Class A shares and 4.70% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares and 1.10% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

Cumulative Returns Through November 30, 2012

Industry Allocation (as of November 30, 2012)

Oil, Gas & Consumable Fuels	12.9%
Biotechnology	8.5%
Machinery	7.0%
Software	5.7%
Communications Equipment	5.2%
Automobiles	3.9%
Textiles, Apparel & Luxury Goods	3.8%
Household Durables	3.7%
Other	49.9%
Cash & Equivalents — Net	–0.6%

54	Allianz Multi-Strategy Funds

Allianz AGIC Focused Opportunity Fund (Cont.)

(Unaudited)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,062.10	$1,064.20
Expenses Paid During Period	$7.48	$5.68

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,017.75	$1,019.50
Expenses Paid During Period	$7.31	$5.55

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A and 1.10% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	55

Allianz AGIC Global Managed Volatility Fund

(Unaudited)

For the period of December 19, 2011, through November 30, 2012, as provided by Kunal Ghosh, Portfolio Manager.

Portfolio Insights

For the period from inception on December 19, 2011 through November 30, 2012, Class A shares at NAV of the Allianz AGIC Global Managed Volatility Fund (the “Fund”) returned 11.20% underperforming the MSCI World Index (the “benchmark index”) which returned 18.49%.

Market Environment

During the reporting period, investors initially cheered the prospects of a global economic recovery, driving equity prices higher. Stocks rallied in January and February amid strong economic reports and monetary easing in Europe and Asia. Markets specifically rewarded higher beta and cyclical securities to start the year given the surge in investor optimism. This phenomenon was reversed in April and particularly in May, as macroeconomic risks in Europe and slowing growth in China stalled the market rally. Markets resumed their upward trajectory in the second half of the reporting period as investor’s cheered clarity around the U.S. Presidential election and global growth prospects improved.

From a regional standpoint, Asia ex-Japan and core European countries were among the best performers in the benchmark index for the period, while Japan and European countries on the periphery, including Portugal, Spain, and Italy, lagged within the benchmark index. Meanwhile, the United States, which represents more than half of benchmark index weight, performed inline. From a sector perspective, Financials, Consumer Discretionary, and Health Care shares were the best performers, while securities within Utilities and Energy sectors were up only modestly.

Volatility and market risk have been increasingly important given the rapidly adjusting macroeconomic environment, and we anticipate continued “risk on/risk off” periods for the foreseeable future. Like previous periods, we anticipate that macro events will likely continue having significant influence on Fund performance and an allocation to lower volatility securities will prove advantageous over time.

Performance Driven by Allocation and Stock Selection at the Sector Level

The managed volatility investment process takes advantage of the fact that stocks can have complementary risk characteristics and creates a portfolio with lower expected risk than the benchmark index over time.

The Fund’s performance relative to the benchmark index was primarily due to allocation and stock selection at the sector level. Results were impacted by a relative underweight and negative stock selection with Consumer Discretionary stocks alongside stockpicking in Financials which also lagged the benchmark index. An underweight allocation to Health Care and higher exposure to Telecommunication Services also offset relative results for the period. Conversely, a relative underweight allocation to Energy, combined with significant stock selection in the sector, added to Fund performance.

Country results were mixed. The United States was the primary detractor due to bottom-up stock selection within the country. An overweight allocation to Japan, which was deemed attractive due to its low volatility attributes, also offset relative results. Meanwhile, stockpicking in Hong Kong-listed names proved beneficial for the reporting period as did underweight allocations in Spain and Italy.

Cumulative Total Return for the period ended November 30, 2012

Since Inception†
Allianz AGIC Global Managed Volatility Fund Class A	11.20%
Allianz AGIC Global Managed Volatility Fund Class A (adjusted)	5.08%
Allianz AGIC Global Managed Volatility Fund Class C	10.40%
Allianz AGIC Global Managed Volatility Fund Class C (adjusted)	9.40%
Allianz AGIC Global Managed Volatility Fund Class D	11.20%
Allianz AGIC Global Managed Volatility Fund Class P	11.40%
Allianz AGIC Global Managed Volatility Fund Institutional Class	11.53%
MSCI World Index	18.49%
Lipper Global Multi-Cap Value Funds Average	7.43%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 2.01% for Class A shares, 2.76% for Class C shares, 2.01% for Class D shares, 1.86% for Class P shares and 1.76% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 0.95% for Class D shares, 0.70% for Class P shares and 0.60% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

56	Allianz Multi-Strategy Funds

Allianz AGIC Global Managed Volatility Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Country Allocation (as of November 30, 2012)

United States	49.5%
Japan	19.3%
China	11.3%
Canada	9.3%
Hong Kong	6.2%
Switzerland	1.1%
Italy	0.3%
Israel	0.3%
United Kingdom	0.3%
Cash & Equivalents — Net	2.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,090.20	$1,085.90	$1,090.20	$1,090.70	$1,092.00
Expenses Paid During Period	$4.96	$8.87	$4.96	$3.66	$3.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,020.25	$1,016.50	$1,020.25	$1,021.50	$1,022.00
Expenses Paid During Period	$4.80	$8.57	$4.80	$3.54	$3.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.70% for Class C, 0.95% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	57

Allianz AGIC High Yield Bond Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Dough Forsyth, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz AGIC High Yield Bond Fund (the “Fund”) returned 14.34% underperforming the BofA Merrill Lynch U.S. High Yield Master II Index (the “benchmark index”) which returned 16.60%.

The high-yield bond market was up over the period, despite continuous global macro uncertainties.

During the first four months of the period, the markets reflected that the risks to the U.S. economy had diminished. This sentiment shift was demonstrated by the credit and equity markets’ rallying and ultimately, the Treasury market selling off. The most obvious factor driving the rally was the decoupling of U.S. and European financial risk. As the economic statistics, corporate earnings and specifically, the housing market showed improvement, the odds of a double-dip recession fell off the table.

Investor sentiment over the following two months was in stark contrast to the sentiment shift seen earlier in the period. By early May, fear and macro concerns returned. Despite some softening in the broad economic statistics in the U.S., the real focus was on the day-to-day reports regarding the developments throughout Europe. With little direction and no discernible timetable toward resolution for all of the financial woes across several countries, investors sold risk assets. High yield bonds, like equities, were sold, and investors once again flocked to Treasuries and cash.

Macro factors led investor demand higher and increased returns in the months that followed. The actions and language of global monetary policy leadership, specifically in the U.S. and Europe, were decidedly accommodative. For the better part of the last two years, investors have been presented with strengthening corporate profits against a backdrop of macro volatility. During this period the macro factors reversed, and the markets responded with enthusiasm.

Over the months that remained the high-yield market weathered the volatility of the equity markets. Most of the market action post the election centered on the ongoing fiscal cliff debate. In spite of these headwinds, the high-yield market proved the resilience of the credit markets once again.

In this environment, high-yield bond new issuance was robust, fueled by refinancing of existing high-yield credits as companies looked to take advantage of low interest rates and strong investor demand.

Performance

The Fund rallied with the market in the reporting period. Strength in the Fund was evident in a variety of holdings and industries. One area of relative weakness in the Fund resulted from the lack of distressed and lower-quality holdings. The aforementioned macro monetary policy action caused a new burst of risk appetite that drove investors to stretch for yield. In many cases, weaker earnings and/or downward guidance were ignored, and prices of these issuers rose in the period. This type of environment has been seen before, and ultimately the fundamentals drive the return of the bonds.

Issue selection in many industries was positive and helped relative performance. In particular, holdings in the Energy, Homebuilders/Real Estate and Diversified Financial Services industries benefited results. The Fund had a lower-than-benchmark weight in Energy issuers and stronger returns from individual issues. Both of these factors aided relative performance. Homebuilders continue to exceed expectations in order demand, in earnings and in balance-sheet improvement.

Industry allocations that hurt relative performance in the period included Banking, Telecommunications—Wireless and Publishing/Printing. Printing/Publishing issuers have lagged based on an imbalance of demand, pricing and costs. In most cases these issues are temporary. An underweight of specific large-benchmark issuers in Telecom hurt during the period. The Fund continues to be underweight in Banking, as the issuers are primarily either foreign or the securities themselves are the lowest/weakest priority in the capital structure.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC High Yield Bond Fund Class A	14.34%	9.10%	8.68%	8.10%
Allianz AGIC High Yield Bond Fund Class A (adjusted)	10.06%	8.27%	8.27%	7.85%
Allianz AGIC High Yield Bond Fund Class C	13.54%	8.33%	7.89%	7.31%
Allianz AGIC High Yield Bond Fund Class C (adjusted)	12.54%	8.33%	7.89%	7.31%
Allianz AGIC High Yield Bond Fund Class D	14.33%	9.12%	8.69%	8.11%
Allianz AGIC High Yield Bond Fund Class R	14.05%	8.83%	8.41%	7.84%
Allianz AGIC High Yield Bond Fund Class P	14.48%	9.29%	8.86%	8.27%
Allianz AGIC High Yield Bond Fund Institutional Class	14.68%	9.57%	9.17%	8.60%
Allianz AGIC High Yield Bond Fund Administrative Class	14.54%	9.14%	8.70%	8.12%
BofA Merrill Lynch U.S. High Yield Master II Index	16.60%	9.73%	10.37%	7.59%
Lipper High Yield Funds Average	15.53%	7.69%	8.84%	6.48%

† The Fund began operations on 7/31/96. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.05% for Class A shares, 1.87% for Class C shares, 1.12% for Class D shares, 1.37% for Class R shares, 0.88% for Class P shares, 0.77% for Institutional Class shares and 1.03% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.91% for Class A shares, 1.70% for Class C shares, 1.00% for Class D shares, 1.15% for Class R shares, 0.75% for Class P shares, 0.65% for Institutional Class shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

58	Allianz Multi-Strategy Funds

Allianz AGIC High Yield Bond Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Industry Allocation (as of November 30, 2012)

Oil & Gas	11.4%
Commercial Services	9.6%
Telecommunications	9.5%
Diversified Financial Services	6.5%
Retail	6.4%
Media	4.6%
Auto Components	4.1%
Home Builders	2.9%
Other	38.9%
Cash & Equivalents — Net	6.1%

Moody’s Ratings* (as of November 30, 2012)

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,068.50	$1,063.60	$1,067.80	$1,066.20	$1,069.20	$1,069.60	$1,069.30
Expenses Paid During Period	$4.81	$8.93	$5.38	$5.99	$3.98	$3.41	$4.66

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,020.35	$1,016.35	$1,019.80	$1,019.20	$1,021.15	$1,021.70	$1,020.50
Expenses Paid During Period	$4.70	$8.72	$5.25	$5.86	$3.89	$3.34	$4.55

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.93% for Class A, 1.73% for Class C, 1.04% for Class D, 1.16% for Class R, 0.77% for Class P, 0.66% for Institutional Class and 0.90% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	59

Allianz AGIC Micro Cap Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Robert Marren, Portfolio Manager.

Portfolio Insights

For the period ending November 30,2012, Class A shares at NAV of the Allianz AGIC Micro Cap Fund (the “Fund”) returned 13.77%, underperforming the Russell Microcap Growth Index (the “benchmark index”) which returned 14.45%.

The stock market rose over the period, despite continuous global macro uncertainties and periods of heightened volatility.

U.S. equities rose sharply during the first four months of the reporting period with the S&P 500 Index recording its best first quarter return since 1998. Investors reacted positively to reports of improving U.S. economic conditions, accommodative global central bank policies and healthy corporate earnings. Additionally, overseas contagion fears waned considerably.

After revisiting levels not seen since June 2007, equity market volatility moved higher over the following two months. Reports of slower economic growth across Europe, Asia and the U.S. coincided with lower equity prices around the globe. Fears of Greece exiting the euro zone, sovereign debt concerns in Spain and uncertainty around potential global central bank initiatives exacerbated risk asset losses.

However, by early June the stock market had bottomed and began to rise sharply on macro-related factors. Initially, Greek elections and the European Union Summit lifted equity prices. Over the months that followed, improving U.S. housing market reports, third quarter conjecture and speculation central banks would increase efforts to stabilize economies throughout Asia and Europe provided an additional boost.

As the reporting period drew to a close volatility returned to the stock market. After President Obama’s re-election, stocks fell sharply on fiscal cliff concerns, but corrected and rallied into November month end on hopes of a U.S. budget resolution, improving economic data out of China and further signs of stabilization in Europe.

Against this backdrop, nearly all sectors within the benchmark index posted a gain for the reporting period. The stronger performing sectors included

Consumer Staples, Health Care and Financials. Health care providers and services companies lifted the Health Care sector, while banks and mortgage finance stocks drove Financials higher. In contrast, weakening demand and lower crude oil prices led to declines in the Energy sector. Additionally, Industrials and Information Technology issues gained on average, but underperformed.

Performance

The Fund rallied with the market in the reporting period. Strength in the Fund was evident in a variety of holdings and sectors. From an attribution perspective, stock picking in the Financials, Consumer Discretionary and Health Care sectors benefited relative performance. In contrast, security selection in the Information Technology and Energy sectors had a negative impact on relative returns. Separately, an underweight in Health Care and overweight in Energy and Information Technology offset a Financials overweight and detracted from relative performance.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC Micro Cap Fund Class A*	13.77%	1.26%	9.69%	10.31%
Allianz AGIC Micro Cap Fund Class A (adjusted)*	7.52%	0.12%	9.07%	9.95%
Allianz AGIC Micro Cap Fund Class P	13.90%	1.46%	9.92%	10.55%
Allianz AGIC Micro Cap Fund Institutional Class	14.09%	1.59%	10.04%	10.67%
Russell Microcap Growth Index	14.45%	0.76%	7.16%	4.97%
Lipper Small-Cap Core Funds Average	11.65%	2.63%	8.67%	9.17%

† The Fund began operations on 7/12/95. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.87% for Class A shares, 1.85% for Class P shares and 1.65% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.82% for Class A shares, 1.65% for Class P shares and 1.54% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* The returns presented are for A Class shares of the Fund, which were incepted on 12/19/11. These returns are based on the historic performance of the Predecessor Fund’s Class I shares prior to the reorganization, adjusted to reflect the Fund’s A Class shares’ different charges and expenses.

60	Allianz Multi-Strategy Funds

Allianz AGIC Micro Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Industry Allocation (as of November 30, 2012 )

Health Care Equipment & Supplies	10.1%
Internet Software & Services	6.0%
Software	5.8%
Health Care Providers & Services	5.5%
Trading Companies & Distributors	5.2%
Biotechnology	3.8%
Commercial Banks	3.6%
Road & Rail	3.4%
Other	54.2%
Cash & Equivalents — Net	2.4%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,094.20	$1,095.30	$1,096.00
Expenses Paid During Period	$9.53	$8.64	$8.07

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,015.90	$1,016.75	$1,017.30
Expenses Paid During Period	$9.17	$8.32	$7.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.82% for Class A, 1.65% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	61

Allianz AGIC Ultra Micro Cap Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Robert Marren, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30,2012, Class A shares at NAV of the Allianz AGIC Ultra Micro Cap Fund (the “Fund”) returned 18.89%, outperforming the Russell Microcap Growth Index (the “benchmark index”) which returned 14.45% during the reporting period.

The stock market rose over the period, despite continuous global macro uncertainties and periods of heightened volatility.

U.S. equities rose sharply during the first four months of the reporting period with the S&P 500 Index recording its best first quarter return since 1998. Investors reacted positively to reports of improving U.S. economic conditions, accommodative global central bank policies and healthy corporate earnings. Additionally, overseas contagion fears waned considerably.

After revisiting levels not seen since June 2007, equity market volatility moved higher over the following two months. Reports of slower economic growth across Europe, Asia and the U.S. coincided with lower equity prices around the globe. Fears of Greece exiting the euro zone, sovereign debt concerns in Spain and uncertainty around potential global central bank initiatives exacerbated risk asset losses.

However, by early June the stock market had bottomed and began to rise sharply on macro-related factors. Initially, Greek elections and the European Union Summit lifted equity prices. Over the months that followed, improving U.S. housing market reports, third quarter conjecture and speculation central banks would increase efforts to stabilize economies throughout Asia and Europe provided an additional boost.

As the reporting period drew to a close volatility returned to the stock market. After President Obama’s re-election, stocks fell sharply on fiscal cliff concerns, but corrected and rallied into November month end on hopes of a U.S. budget resolution, improving economic data out of China and further signs of stabilization in Europe.

Against this backdrop, nearly all sectors within the benchmark index posted a gain for the reporting period. The stronger performing sectors included Consumer Staples, Health Care and Financials. Health care providers and services companies lifted the Health Care sector, while banks and mortgage finance stocks drove Financials higher. In contrast, weakening demand and lower crude oil prices led to declines in the Energy sector. Additionally, Industrials and Information Technology issues gained on average, but underperformed.

Performance

The Fund rallied with the market in the reporting period. Strength in the Fund was evident in a variety of holdings and sectors. From an attribution perspective, stock picking in the Health Care, Information Technology and Telecommunications sectors benefited relative performance. In contrast, security selection in the Consumer Staples and Consumer Discretionary sectors negatively impacted relative returns. Separately, an underweight in Health Care and overweight in Energy and Information Technology offset a Financials overweight and detracted from relative performance.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz AGIC Ultra Micro Cap Fund Class A*	18.89%	10.86%
Allianz AGIC Ultra Micro Cap Fund Class A (adjusted)*	12.35%	9.57%
Allianz AGIC Ultra Micro Cap Fund Class P	19.26%	11.13%
Allianz AGIC Ultra Micro Cap Fund Institutional Class	19.37%	11.27%
Russell Microcap Growth Index	14.45%	3.28%
Lipper Small-Cap Core Fund Avg.	11.65%	4.23%

† The Fund began operations on 1/28/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 3.83% for Class A shares, 3.48% for Class P shares and 3.53% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 2.35% for Class A shares, 2.07% for Class P shares and 2.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

* The returns presented are for A Class shares of the Fund, which were incepted on 12/19/11. These returns are based on the historic performance of the Predecessor Fund’s Class I shares prior to the reorganization, adjusted to reflect the Fund’s A Class shares’ different charges and expenses.

62	Allianz Multi-Strategy Funds

Allianz AGIC Ultra Micro Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Industry Allocation (as of November 30, 2012)

Health Care Equipment & Supplies	11.5%
Internet Software & Services	6.3%
Health Care Providers & Services	5.5%
Thrifts & Mortgage Finance	4.1%
Hotels, Restaurants & Leisure	4.0%
Commercial Banks	4.0%
Communications Equipment	3.4%
Semiconductors & Semiconductor Equipment	3.2%
Other	48.1%
Cash & Equivalents — Net	9.9%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,092.90	$1,094.40	$1,094.80
Expenses Paid During Period	$12.30	$10.84	$10.47

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,013.25	$1,014.65	$1,015.00
Expenses Paid During Period	$11.83	$10.43	$10.08

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (2.35% for Class A, 2.07% for Class P and 2.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	63

Allianz AGIC U.S. Emerging Growth Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by John McCraw, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz AGIC U.S. Emerging Growth Fund (the “Fund”) returned 7.67% underperforming the Russell 2000 Growth Index (the “benchmark index”) which returned 11.13%.

The stock market rose over the period, despite continuous global macro uncertainties and periods of heightened volatility.

U.S. equities rose sharply during the first four months of the reporting period with the S&P 500 Index recording its best first quarter return since 1998. Investors reacted positively to reports of improving U.S. economic conditions, accommodative global central bank policies and healthy corporate earnings. Additionally, overseas contagion fears waned considerably.

After revisiting levels not seen since June 2007, equity market volatility moved higher over the following two months. Reports of slower economic growth across Europe, Asia and the U.S. coincided with lower equity prices around the globe. Fears of Greece exiting the euro zone, sovereign debt concerns in Spain and uncertainty around potential global central bank initiatives exacerbated risk asset losses.

However, by early June the stock market had bottomed and began to rise sharply on macro-related factors. Initially, Greek elections and the European Union Summit lifted equity prices. Over the months that followed, improving U.S. housing market reports, third quarter conjecture and speculation central banks would increase efforts to stabilize economies throughout Asia and Europe provided an additional boost.

As the reporting period drew to a close volatility returned to the stock market. After President Obama’s re-election, stocks fell sharply on fiscal cliff concerns, but corrected and rallied into November month end on hopes of a U.S. budget resolution, improving economic data out of China and further signs of stabilization in Europe.

Against this backdrop, most sectors within the benchmark index posted a positive return for the reporting period. The strongest-performing sectors included Consumer Discretionary, Financials and Health Care. In general, Consumer Discretionary stocks rose on improved sentiment and spending reports, while mortgage finance companies drove Financials higher. In contrast, Information Technology issues gained on average, but were relative underperformers. Weakening demand and falling crude oil prices led to double-digit declines in Energy.

Performance

The Fund rallied with the market in the reporting period. Strength in the Fund was evident in a variety of holdings and sectors. From an attribution perspective, stock picking in the Financials, Materials and Consumer Staples benefited relative performance. In contrast, security selection within the Industrials, Information Technology and Energy sectors negatively impacted relative returns. Separately, an underweight in Health Care and Financials in addition to an overweight in Industrials and Information Technology detracted from relative performance.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC U.S. Emerging Growth Fund Class A	7.67%	0.44%	8.32%	6.42%
Allianz AGIC U.S. Emerging Growth Fund Class A (adjusted)	1.75%	–0.69%	7.71%	6.10%
Allianz AGIC U.S. Emerging Growth Fund Class C	6.99%	–0.28%	7.53%	5.63%
Allianz AGIC U.S. Emerging Growth Fund Class C (adjusted)	6.00%	–0.28%	7.53%	5.63%
Allianz AGIC U.S. Emerging Growth Fund Class D	7.67%	0.44%	8.32%	6.42%
Allianz AGIC U.S. Emerging Growth Fund Class R	7.44%	0.20%	8.05%	6.15%
Allianz AGIC U.S. Emerging Growth Fund Class P	7.97%	0.69%	8.59%	6.68%
Allianz AGIC U.S. Emerging Growth Fund Institutional Class	8.05%	0.80%	8.70%	6.79%
Russell 2000 Growth Index	11.13%	3.03%	8.71%	5.71%
Lipper Small-Cap Growth Funds Average	9.82%	2.02%	8.02%	8.02%

† The Fund began operations on 10/1/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 2.70% for Class A shares, 3.04% for Class C shares, 2.31% for Class D shares, 2.50% for Class R shares, 2.13% for Class P shares and 1.99% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.50% for Class A shares, 2.21% for Class C shares, 1.48% for Class D shares, 1.67% for Class R shares, 1.25% for Class P shares and 1.15% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

64	Allianz Multi-Strategy Funds

Allianz AGIC U.S. Emerging Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Industry Allocation (as of November 30, 2012)

Software	6.6%
Oil, Gas & Consumable Fuels	5.2%
Specialty Retail	5.1%
Commercial Banks	4.6%
Pharmaceuticals	4.3%
Thrifts & Mortgage Finance	4.1%
Health Care Providers & Services	3.9%
Chemicals	3.8%
Other	59.9%
Cash & Equivalents — Net	2.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,069.40	$1,066.10	$1,069.40	$1,068.00	$1,070.70	$1,071.40
Expenses Paid During Period	$7.76	$11.42	$7.66	$8.63	$6.47	$5.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,017.50	$1,013.95	$1,017.60	$1,016.65	$1,018.75	$1,019.25
Expenses Paid During Period	$7.57	$11.13	$7.47	$8.42	$6.31	$5.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.50% for Class A, 2.21% for Class C, 1.48% for Class D, 1.67% for Class R, 1.25% for Class P and 1.15% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	65

Allianz F&T Behavioral Advantage Large Cap Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Russell Fuller, CFA, PhD, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz F&T Behavioral Advantage Large Cap Fund (the “Fund”) returned 19.07% outperforming the S&P 500 Index (the “benchmark index”) which returned 16.13%.

Investors overcame negative headlines in the early part of the review period as increased fears of a domino-like dismantling of the Euro currency union resulting from European sovereign debt woes worried investors. While Europe dealt with the crisis and the negative impact proposed austerity measures would likely have on both regional and global growth, investors focused on positive news out of the U.S. during the period with marked increases in the prices of U.S. new home sales, a declining U.S. unemployment rate, and improvements in consumer confidence. Central bank intervention also played a prominent role during the period. The U.S. Federal Reserve Bank announced a plan to target $40 billion in monthly agency mortgage-backed security purchases which would likely keep interest rates at historic lows and lend support to the recovering domestic housing market. Also easing investor worry was the approval by the European Central Bank of a plan that would allow it to purchase government bonds from euro-zone member countries at risk of unsustainably high borrowing costs. Investors at the end of the review period dealt with uncertainty regarding the possibility of both spending cuts and tax increases that could go into effect in the U.S. beginning in 2013 and the potential negative impact on both domestic and global growth if a compromise to avoid the “fiscal cliff” were not reached.

All ten sectors in the benchmark index generated positive returns during the reporting period. The best-performing sectors were Financials, Consumer Discretionary, and Telecommunications. In contrast, Energy, Utilities, and Materials were the worst performing sectors in the period.

Stock selection was the main driver of performance for the Fund during the period with sector allocation also contributing positively to relative performance. Driving relative performance was stock selection among Materials, Industrials, and Consumer Discretionary stocks. Negative stock selection was generated in only the Information Technology and Telecommunications sectors. Helping results from a sector allocation perspective was an overweight allocation to the Consumer Discretionary sector and underweight allocations to both the Energy and Utilities sectors. Detracting from performance were underweight allocations to both Financials and Information Technology sectors while an overweight to the Materials sector was also a negative.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in Consumer Discretionary, Health Care, and Consumer Staples sectors. The largest underweights were in the Information Technology, Financials, and Energy sectors.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz F&T Behavioral Advantage Large Cap Fund Class A	19.07%	21.81%
Allianz F&T Behavioral Advantage Large Cap Fund Class A (adjusted)	12.52%	16.33%
Allianz F&T Behavioral Advantage Large Cap Fund Class C	18.15%	20.86%
Allianz F&T Behavioral Advantage Large Cap Fund Class C (adjusted)	17.15%	20.86%
Allianz F&T Behavioral Advantage Large Cap Fund Class D	19.07%	21.81%
Allianz F&T Behavioral Advantage Large Cap Fund Class P	19.43%	22.12%
Allianz F&T Behavioral Advantage Large Cap Fund Institutional Class	19.46%	22.20%
S&P 500 Index	16.13%	18.17%
Lipper Multi-Cap Core Funds Average	13.09%	11.47%

† The Fund began operations on 9/8/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 8/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.92% for Class A shares, 2.67% for Class C shares, 1.92% for Class D shares, 1.77% for Class P shares and 1.67% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.90% for Class A shares, 1.65% for Class C shares, 0.90% for Class D shares, 0.65% for Class P shares and 0.55% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

66	Allianz Multi-Strategy Funds

Allianz F&T Behavioral Advantage Large Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Industry Allocation (as of November 30, 2012)

Oil, Gas & Consumable Fuels	7.4%
Pharmaceuticals	6.3%
Specialty Retail	5.9%
IT Services	5.9%
Media	5.1%
Insurance	4.6%
Software	4.3%
Food & Staples Retailing	3.8%
Other	56.3%
Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,083.70	$1,079.40	$1,083.70	$1,085.30	$1,085.20
Expenses Paid During Period	$4.69	$8.58	$4.69	$3.39	$2.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,020.50	$1,016.75	$1,020.50	$1,021.75	$1,022.25
Expenses Paid During Period	$4.55	$8.32	$4.55	$3.29	$2.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.90% for Class A, 1.65% for Class C, 0.90% for Class D, 0.65% for Class P and 0.55% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	67

Allianz NFJ Global Dividend Value Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Burns McKinney, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz NFJ Global Dividend Value Fund (the “Fund”) returned 9.98% underperforming the MSCI All Country World Index (the “benchmark index”) which returned 13.33%.

The reporting period witnessed a historic amount of stimulus programs, while economic anxieties created a choppy market environment. During the first half of the reporting period, many international and global markets delivered performance gains as an improving outlook withstood the world’s laundry list of concerns. The market reversed course in the spring as equities fell globally after the European debt crisis reached a boil. Investors were whip-sawed into positive territory as markets generally rose in the third quarter. During the month of September, a domino effect of monetary easing took place as the European Central Bank (“ECB”), U.S. Federal Reserve and Bank of Japan promised asset-purchasing programs to stimulate local economies. The anticipation and then realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. The reporting period closed with the re-election of U.S. President Barack Obama, political negotiations surrounding the fiscal cliff, and escalating violence in the Middle East.

Dispersion among sector returns was notable within the benchmark, as the weakest sector (Energy) had slightly positive returns, while the strongest sector (Financials) climbed over 24% higher. All sectors generated a positive return for the period. The Energy, Utilities, Materials, and Telecommunication services sectors were the worst performing sectors. In contrast, the Financials, Health Care, Consumer Discretionary, and Consumer Staples sectors generated the strongest results. On an MSCI country basis, the weakest returns were experienced by Brazil and Europe’s periphery countries, including Spain, Greece, Portugal and Italy, whereas the strongest results were generated in several emerging markets countries, including the Philippines, Turkey, and Colombia.

Sector allocation drove the Fund’s underperformance

The Fund’s underperformance versus the benchmark index was largely due to sector allocation. Stock selection was net positive during the period and contributed to the Fund’s relative results. Both country allocation and selection by country detracted from performance, albeit to a lesser degree than sector allocation.

In terms of stock selection, the Fund’s holdings in the Energy, Telecommunication Services, and Utilities sectors were the largest contributors to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Industrials, Financials, and Information Technology sectors.

From a sector allocation perspective, overweights in Energy, Telecommunication Services, and Utilities detracted the most from results, though all sector allocations were negative during the reporting period.

The Fund’s country allocations were net negative during the reporting period. Overweights in Brazil, South Korea, and Russia were the primary detractors from relative returns. In contrast, an overweight in Hong Kong, an underweight in Canada, and an overweight in France benefited the Fund’s relative performance.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Energy, Telecommunication Services, and Utilities sectors, whereas the largest relative underweights were in the Consumer Staples, Consumer Discretionary, and Information Technology sectors.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz NFJ Global Dividend Value Fund Class A	9.98%	10.81%
Allianz NFJ Global Dividend Value Fund Class A (adjusted)	3.93%	9.00%
Allianz NFJ Global Dividend Value Fund Class C	9.03%	9.96%
Allianz NFJ Global Dividend Value Fund Class C (adjusted)	8.03%	9.96%
Allianz NFJ Global Dividend Value Fund Class D	9.83%	10.78%
Allianz NFJ Global Dividend Value Fund Class P	10.11%	11.01%
Allianz NFJ Global Dividend Value Fund Institutional Class	10.19%	11.13%
MSCI All Country World Index	13.33%	11.71%
Lipper Global Equity Income Funds Average	11.37%	11.43%

† The Fund began operations on 6/26/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.87% for Class A shares, 2.66% for Class C shares, 3.69% for Class D shares, 1.94% for Class P shares and 1.63% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.99% for Class C shares, 1.30% for Class D shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

68	Allianz Multi-Strategy Funds

Allianz NFJ Global Dividend Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Country Allocation (as of November 30, 2012)

United States	36.8%
United Kingdom	7.8%
France	6.0%
Brazil	5.9%
Korea (Republic of)	5.9%
Japan	5.9%
Switzerland	4.2%
Hong Kong	3.9%
Other	21.4%
Cash & Equivalents — Net	2.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,118.60	$1,113.40	$1,117.50	$1,118.80	$1,119.50
Expenses Paid During Period	$6.36	$10.51	$6.88	$5.56	$5.03

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,019.00	$1,015.05	$1,018.50	$1,019.75	$1,020.25
Expenses Paid During Period	$6.06	$10.02	$6.56	$5.30	$4.80

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.99% for Class C, 1.30% for Class D, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	69

Allianz NFJ International Small-Cap Value Fund

(Unaudited)

For the period of June 1, 2012, through November 30, 2012, as provided by Baxter Hines, CFA, Portfolio Manager.

Portfolio Insights

For the period from inception on June 1, 2012 through November 30, 2012, Class A shares at NAV of Allianz NFJ International Small-Cap Value Fund (the “Fund”) returned 14.00%, underperforming the MSCI World ex-U.S. Small Cap Index (the “benchmark index”) which returned 15.71% since the Fund’s inception.

The reporting period was strong for equity markets, in spite of economic anxieties creating an uncertain environment. The Fund began operations as the market came off a tumultuous spring in which equities fell globally after the European debt crisis reached a boil. In June investors were whip-sawed into positive territory as policymakers opened the taps on monetary easing. During the month of September, a domino effect of monetary easing took place as the European Central Bank (“ECB”), U.S. Federal Reserve and Bank of Japan promised asset-purchasing programs to stimulate local economies. The anticipation and then realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. The reporting period closed with the re-election of U.S. President Barack Obama, political negotiations surrounding the fiscal cliff, and escalating violence in the Middle East.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Materials) lagged the strongest sector (Telecommunication Services) by nearly 30 percentage points. All sectors generated a positive return for the period. The Materials, Utilities, and Industrials sectors were the worst performing sectors. In contrast, the Telecommunication Services, Financials, and Consumer Discretionary sectors generated the strongest results. All countries in the benchmark index climbed higher during the period, with the weakest returns experienced by Japan, Canada, and Switzerland. The strongest results were generated in Greece, Israel, Portugal, and Ireland.

Stock selection drove the Fund’s relative outperformance

The Fund’s relative underperformance versus the benchmark index was attributable to country weightings that varied from the index. Both stock selection and sector allocation contributed positively.

In terms of stock selection, the Fund’s holdings in the Consumer Discretionary, Materials and Health Care sectors were the largest contributors to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Industrials, Telecommunication Services, and Energy sectors.

From a sector allocation perspective, underweights in the Telecommunication Services and Consumer Discretionary sectors, combined with an underweight in the Materials sector, contributed to the Fund’s relative returns during the reporting period. Being underweight the Financials sector, overweight the Utilities sector, and underweight the Industrials sector detracted the most from results.

The Fund’s country allocations and currency exposures detracted from relative returns during the period. Allocations that benefited the Fund’s relative performance included an underweight in Canada and an overweight in Ireland. The primary detractors from relative returns were an overweight in China, underweight in Greece, and overweight in South Korea.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Utilities, Health Care, and Telecommunication services sectors, whereas the largest relative underweights were in the Financials, Energy, and Information Technology sectors.

Cumulative Total Return for the period ended November 30, 2012

Since Inception†
Allianz NFJ International Small-Cap Value Fund Class A	14.00%
Allianz NFJ International Small-Cap Value Fund Class A (adjusted)	7.73%
Allianz NFJ International Small-Cap Value Fund Class C	13.60%
Allianz NFJ International Small-Cap Value Fund Class C (adjusted)	12.60%
Allianz NFJ International Small-Cap Value Fund Class D	14.07%
Allianz NFJ International Small-Cap Value Fund Class P	14.07%
Allianz NFJ International Small-Cap Value Fund Institutional Class	14.13%
MSCI World ex-U.S. Small Cap Index	15.71%
Lipper Small/Mid-Cap Value	16.42%

† The Fund began operations on 6/1/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/12.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 10.71% for Class A shares, 11.46% for Class C shares, 10.71% for Class D shares, 10.56% for Class P shares and 10.46% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/14. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class D shares, 1.30% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated June 1, 2012, as supplemented to date.

70	Allianz Multi-Strategy Funds

Allianz NFJ International Small-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Country Allocation (as of November 30, 2012)

Japan	22.1%
United Kingdom	17.6%
Canada	10.1%
Australia	8.5%
France	5.3%
China	4.4%
Hong Kong	3.9%
Ireland	3.2%
Other	22.1%
Cash & Equivalents — Net	2.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,140.00	$1,136.00	$1,140.70	$1,140.70	$1,141.30
Expenses Paid During Period	$7.63	$11.56	$7.63	$6.84	$6.32

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,017.75	$1,014.00	$1,017.75	$1,018.50	$1,019.00
Expenses Paid During Period	$7.31	$11.08	$7.31	$6.56	$6.06

The Fund commenced operations on June 1, 2012. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning June 1, 2012.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.20% for Class C, 1.45% for Class D, 1.30% for Class P and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 180/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

Annual Report	November 30, 2012	71

Allianz NFJ International Value II Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Baxter Hines, Portfolio Manager.

Portfolio Insights

For the period from inception on December 1, 2011 through November 30, 2012, Class A shares at NAV of the Allianz NFJ International Value II Fund (the “Fund”) returned 10.99%, underperforming the MSCI EAFE Index (the “benchmark index”) which returned 12.26%.

The reporting period witnessed a historic amount of stimulus programs, while economic anxieties created a choppy market environment. During the first half of the reporting period, many international and global markets delivered performance gains as an improving outlook withstood the world’s laundry list of concerns. The market reversed course in the spring as equities fell globally after the European debt crisis reached a boil. Investors were whip-sawed into positive territory as markets generally rose in the third quarter. During the month of September, a domino effect of monetary easing took place as the European Central Bank (“ECB”), U.S. Federal Reserve and Bank of Japan promised asset-purchasing programs to stimulate local economies. The anticipation and then realization of these stimulus measures spurred investor sentiments and set off a wave of risk-on trading, though global anxieties remained. The reporting period closed with the re-election of U.S. President Barack Obama, political negotiations surrounding the fiscal cliff, and escalating violence in the Middle East.

Dispersion among sector returns was notable within the benchmark index, as the weakest sector (Utilities) declined while the strongest sector (Financials) climbed over 22% higher. Seven of the ten Global Industry Classification Standard (“GICS”) sectors generated a positive return for the period. The Utilities, Telecommunication Services, Energy, and Information Technology sectors were the worst performing sectors. In contrast, the Financials, Health Care, Consumer Staples, and Consumer Discretionary sectors generated the strongest results. On an MSCI country basis, the weakest returns were experienced by Europe’s peripheral countries, including Portugal, Spain, and Greece, whereas the strongest results were generated in Belgium, New Zealand, Denmark, and Hong Kong.

Sector and country allocation drove the Fund’s relative underperformance

The Fund’s stock selection contributed positively but was not enough to offset the negative effects of poor sector and country allocation.

In terms of Stock Selection, the Fund’s holdings in the Utilities, Consumer Discretionary, and Health

Care sectors were the largest contributors to performance during the reporting period. This was somewhat offset by the Fund’s holdings in the Industrials, Consumer Staples, and Materials sectors.

From a sector allocation perspective, underweights in the Information Technology, Consumer Discretionary, and Industrials sectors contributed to the Fund’s relative returns during the reporting period. Being underweight the Financials sector, and overweight the Telecommunication Services, Energy, and Utilities sectors detracted the most from results.

The Fund’s country allocations detracted from relative returns during the period. Allocations that benefited the Fund’s relative performance included an overweight in Turkey and lack of exposure to Italy. The primary detractors from relative returns were overweights in Canada and Argentina and underweights in Switzerland and Germany.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Telecommunication Services, Energy, and Utilities sectors, whereas the largest relative underweights were in the Financials, Consumer Staples, and Information Technology sectors.

Cumulative Total Return for the period ended November 30, 2012

Since Inception†
Allianz NFJ International Value II Fund Class A	10.99%
Allianz NFJ International Value II Fund Class A (adjusted)	4.89%
Allianz NFJ International Value II Fund Class C	10.17%
Allianz NFJ International Value II Fund Class C (adjusted)	9.17%
Allianz NFJ International Value II Fund Class D	10.97%
Allianz NFJ International Value II Fund Class P	11.28%
Allianz NFJ International Value II Fund Institutional Class	11.36%
MSCI EAFE Index	12.26%
Lipper International Multi-Cap Value Avg.	9.78%

† The Fund began operations on 12/1/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 3.63% for Class A shares, 4.38% for Class C shares, 3.63% for Class D shares, 3.48% for Class P shares and 3.38% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class D shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

72	Allianz Multi-Strategy Funds

Allianz NFJ International Value II Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Country Allocation (as of November 30, 2012)

United Kingdom	27.2%
Japan	19.3%
Canada	7.2%
France	5.8%
Hong Kong	3.9%
China	3.3%
Norway	2.5%
Korea (Republic of)	2.4%
Other	26.3%
Cash & Equivalents — Net	2.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,149.90	$1,145.10	$1,149.70	$1,150.90	$1,151.50
Expenses Paid During Period	$6.99	$10.99	$6.99	$5.65	$5.11

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,018.50	$1,014.75	$1,018.50	$1,019.75	$1,020.25
Expenses Paid During Period	$6.56	$10.33	$6.56	$5.30	$4.80

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.30% for Class A, 2.05% for Class C, 1.30% for Class D, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	73

Allianz RCM China Equity Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Christina Chung, Portfolio Manager.

Portfolio Insights

For the reporting period ending November 30, 2012, the Class A shares at NAV of the Allianz RCM China Equity Fund (the “Fund”) returned 8.35% underperforming the MSCI China Index (the “benchmark index”) which returned 20.02%.

Stock selection in the Information Technology and Consumer Staples sectors were the biggest detractors to performance. On the positive side, the Materials sector added to performance in terms of stock picks, and the effect was further helped by our overweight in the sector relative to the benchmark index. The Information Technology sector was one of the worst performing sectors for the Fund during the review period largely due to capital expenditure delays by telecom operators in China and global weak PC demand. In contrast, the Materials sector recorded the strongest performance for the Fund for the same period. Specifically, our overweight in the Materials sector and our active bet on a particular stock with stable growth on metal packaging contributed to the Fund’s performance. On the negative side, stock selection in Information Technology hurt performance as the sector was undermined by the delay of capital expenditure by Chinese telecom operators, which resulted in poor earnings results in the first half of

2012. However, the advancements of TD-LTE (4G) wireless service and persistent demand in wireless network quality improvement in China were beneficial to telecom equipment makers in the second half of 2012.

In the fourth quarter of 2012, we increased the weighting to the Banking sector in China to reduce our underweight position on expectations that China equities will recover in the short-term on the back of stabilization in the Chinese economy. We also added exposure to some large benchmark names to narrow down the underweight positions. As global funds remain underweight in China equities, we would expect fund flows to drive the market recovery, particularly on the large benchmark names. However, we continued to like selective mid/small cap names, and took the opportunity of recent share price weakness to top-up some of these positions in the past months, by reducing the exposure of Telecom stocks as a source of funding.

Overall, in line with our investment process, we will continue to focus on stock selection to drive portfolio return. Against the backdrop of a relatively stable economic growth outlook over the next couple of years, we will continue to position in stocks and sectors that we believe will benefit from the positive structural trend in China and these include: i) consumption; ii) natural gas; iii) machinery and equipment: technological upgrade, selective fixed asset investment (“FAI”) related areas like rail infrastructure; iv) IT services riding on the rapid development of tertiary industries; v) environmental protection; vi) emerging trends: changing consumer behavior towards leisure spending and online shopping; and last but not least: vii) acquisition of foreign brands and technology.

For market outlook, recent economic indicators continue to suggest that the Chinese economy is stabilizing. Industrial profits have also shown signs of improvement of late. Meanwhile, the conclusion of the 18th Party Congress has eased political concerns as well as triggered expectations of reform measures to be implemented by the new government after March 2013. Against this backdrop, we believe that liquidity will favor China equities and hence there is room for the China equity market valuation to recover following a period of sharp de-rating.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz RCM China Equity Fund Class A	8.35%	5.36%
Allianz RCM China Equity Fund Class A (adjusted)	2.39%	2.98%
Allianz RCM China Equity Fund Class C	7.49%	4.65%
Allianz RCM China Equity Fund Class C (adjusted)	6.50%	4.65%
Allianz RCM China Equity Fund Class D	8.26%	5.42%
Allianz RCM China Equity Fund Class P	8.51%	5.69%
Allianz RCM China Equity Fund Institutional Class	8.64%	5.80%
MSCI China Index	20.02%	4.39%
Lipper China Region Funds Average	9.64%	2.53%

† The Fund began operations on 6/7/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/2010.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 5.29% for Class A shares, 6.74% for Class C shares, 6.76% for Class D shares, 8.18% for Class P shares and 5.96% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.73% for Class A shares, 2.56% for Class C shares, 1.77% for Class D shares, 1.51% for Class P shares and 1.45% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

74	Allianz Multi-Strategy Funds

Allianz RCM China Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Industry Allocation (as of November 30, 2012)

Commercial Banks	19.2%
Oil, Gas & Consumable Fuels	14.0%
Insurance	7.8%
Wireless Telecommunication Services	6.9%
Real Estate Management & Development	6.2%
Internet Software & Services	4.1%
Specialty Retail	4.0%
Electronic Equipment, Instruments & Components	4.0%
Other	31.5%
Cash & Equivalents — Net	2.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,112.10	$1,107.50	$1,111.00	$1,112.90	$1,113.50
Expenses Paid During Period	$9.13	$13.49	$9.34	$7.98	$7.66

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,016.35	$1,012.20	$1,016.15	$1,017.45	$1,017.75
Expenses Paid During Period	$8.72	$12.88	$8.92	$7.62	$7.31

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.73% for Class A, 2.56% for Class C, 1.77% for Class D, 1.51% for Class P and 1.45% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	75

Allianz RCM Disciplined Equity Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Seung H. Minn, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz RCM Disciplined Equity Fund (the “Fund”) returned 9.60% underperforming the S&P 500 Index (the “benchmark index”) which returned 16.13%.

The U.S. equity market rose over the one-year period ending November 30, 2012 as the economic recovery in the United States established a firmer footing and global central banks took aggressive actions to help revive economic growth worldwide.

Over the reporting period, all sectors in the benchmark index generated positive total returns. The Financials sector in the benchmark index outperformed along with the Consumer Discretionary, Telecommunications, and Health Care sectors. Conversely, the Energy, Utilities, and Materials sectors underperformed the broader Index.

For this evaluation period, the bulk of the underperformance was driven by negative stock selection while sector allocation was also negative.

Most of the negative contributions came from stock selection among Materials and Consumer Discretionary stocks, while stock picking among Energy stocks helped. We added to and initiated several positions in the Materials and other sectors over the period that were low expectation (low valuation) stocks of companies that, we believe, have a bright future ahead. However, amid lowered economic growth expectations characterizing this past year, we found that the market preferred “proven winners” which tended to be relatively expensive and higher expectation stocks. These stocks are the opposite of what we tend to buy and hold: out-of-favor names. We can say that over the reporting period, our “out-of-favor” investment style continued to be even more out-of-favor.

Secondly, as our long-term investors are aware, we have certain stock-picking biases which hurt us over the recent period. For example, we have historically always been underweight in Consumer related sectors, which are more defensive sectors. Some of the strongest performers in the benchmark index were in the Consumer sectors which negatively impacted our stock picking and hurt us this year.

On a sector allocation basis, the Fund’s overweight in Energy and underweight in Consumer Discretionary negatively contributed to relative returns. Conversely, returns were helped by underweighting Utilities and by overweighting the Health Care sector. On balance, the impact of sector allocation was also negative.

While the benchmark index delivered a healthy gain of over 16% over the one-year period ending November 30, 2012, the market environment has been challenging as investors have had to grapple with the ongoing European sovereign debt crisis and slowing growth in both the U.S. and emerging markets.

Looking forward, we remain cautiously optimistic on U.S. equities over the next 12 months. Economic reports in the U.S. have been improving recently, including a recent uptick in employment and housing data. However, investors are facing uncertainty as we approach the looming year-end spending cuts and tax increases.

In the coming months, we will continue to adhere to our investment process and remain focused on identifying undervalued companies undergoing positive change.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz RCM Disciplined Equity Fund Class A	9.60%	4.93%
Allianz RCM Disciplined Equity Fund Class A (adjusted)	3.57%	3.59%
Allianz RCM Disciplined Equity Fund Class C	8.80%	4.16%
Allianz RCM Disciplined Equity Fund Class C (adjusted)	7.80%	4.16%
Allianz RCM Disciplined Equity Fund Class D	9.65%	4.94%
Allianz RCM Disciplined Equity Fund Class P	9.73%	5.17%
Allianz RCM Disciplined Equity Fund Institutional Class	9.87%	5.27%
S&P 500 Index	16.13%	5.91%
Lipper Large-Cap Core Funds Average	14.47%	3.60%

† The Fund began operations on 7/15/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.40% for Class A shares, 2.15% for Class C shares, 4.05% for Class D shares, 1.26% for Class P shares and 1.12% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 0.95% for Class D shares, 0.80% for Class P shares and 0.70% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

76	Allianz Multi-Strategy Funds

Allianz RCM Disciplined Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Industry Allocation (as of November 30, 2012 )

Oil, Gas & Consumable Fuels	8.4%
Software	8.1%
Energy Equipment & Services	6.4%
Aerospace & Defense	6.0%
Pharmaceuticals	5.7%
Capital Markets	5.1%
Commercial Banks	4.8%
Computers & Peripherals	4.7%
Other	47.9%
Cash & Equivalents — Net	2.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,076.90	$1,072.60	$1,077.00	$1,077.60	$1,077.60
Expenses Paid During Period	$4.93	$8.81	$4.93	$4.16	$3.64

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,020.25	$1,016.50	$1,020.25	$1,021.00	$1,021.50
Expenses Paid During Period	$4.80	$8.57	$4.80	$4.04	$3.54

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.70% for Class C, 0.95% for Class D, 0.80% for Class P and 0.70% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	77

Allianz RCM Global Water Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Andreas Fruschki, Portfolio Manager.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz RCM Global Water Fund (the “Fund”) returned 16.12% outperforming the S&P Global Water Index (the “benchmark index”) which returned 15.93%.

The reporting year was generally positive for equity markets which consequently benefited stocks of water related companies. The Fund even outperformed the MSCI World Index which returned 13.62%. The Fund was able to maintain its asset size as the U.S. summer drought brought attention to water-related investing themes.

The U.S. housing market, public water infrastructure and private industrial water investments have continued to recover while Europe has generally remained stagnant. Low global interest rates and a challenging macroeconomic outlook have drawn attention to water related stocks as these investments are viewed as relatively attractive and tend to have stable dividends.

Within the universe of water related stocks, our preference to balance lower-risk utilities with higher growth industrials contributed to our outperformance. Our skepticism, mainly in the U.S. construction sector, prevented participation in additional upside performance.

We did not own Mueller Water, a company highly leveraged to U.S. public infrastructure, whose valuation increased greatly on the release of positive U.S. housing data this year. We also did not own Valmont, which benefited from better than expected infrastructure investments and irrigation sales, a theme which we preferred to participate in via our holding in a competitor instead.

Outlook

Government austerity measures will likely result in a prolonged period of low growth in Europe, particularly southern Europe. The U.S. seems to continue its gradual recovery and growth in China will likely be stimulated once its government transition is finished. We continue to look favorably on the pump market hydropower, test and measurement equipment, water efficient agricultural equipment and sewage treatment technology within the water universe. We believe these markets will continue to experience structural growth as developed nations need to increase investments in aging infrastructure and developing markets need to invest in water infrastructure to form the basis for future growth and prosperity.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz RCM Global Water Fund Class A	16.12%	1.33%
Allianz RCM Global Water Fund Class A (adjusted)	9.74%	0.11%
Allianz RCM Global Water Fund Class C	15.17%	0.56%
Allianz RCM Global Water Fund Class C (adjusted)	14.17%	0.56%
Allianz RCM Global Water Fund Class D	16.09%	1.31%
Allianz RCM Global Water Fund Class P	16.22%	1.55%
Allianz RCM Global Water Fund Institutional Class	16.44%	1.66%
S&P Global Water Index	15.93%	2.58%
Lipper Global Natural Resources Funds Average	5.70%	5.68%

† The Fund began operations on 3/31/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.68% for Class A shares, 2.44% for Class C shares, 2.00% for Class D shares, 1.52% for Class P shares and 1.39% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.57% for Class A shares, 2.33% for Class C shares, 1.60% for Class D shares, 1.40% for Class P shares and 1.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

78	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Country Allocation (as of November 30, 2012)

United States	38.6%
United Kingdom	17.1%
Switzerland	14.2%
France	5.9%
Austria	5.0%
Israel	3.8%
Brazil	3.5%
Sweden	3.4%
Other	5.5%
Cash & Equivalents — Net	3.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,106.80	$1,102.30	$1,106.90	$1,107.50	$1,109.30
Expenses Paid During Period	$8.37	$12.40	$8.43	$7.43	$6.86

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,017.05	$1,013.20	$1,017.00	$1,017.95	$1,018.50
Expenses Paid During Period	$8.02	$11.88	$8.07	$7.11	$6.56

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.59% for Class A, 2.36% for Class C, 1.60% for Class D, 1.41% for Class P and 1.30% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	79

Allianz RCM International Small-Cap Fund (formerly Allianz AGIC International Growth Opportunities Fund)

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Andrew Neville, Portfolio Manager.

Portfolio Insights

For reporting period ended November 30, 2012, Class A shares, at NAV, of the Allianz RCM International Small-Cap Fund returned 15.13%, outperforming the MSCI World ex U.S. Small-Cap Index (the “benchmark index”), which returned 10.98%.

While international smaller companies posted robust positive performance over the reporting period this entirely came about in the second half.

During the first half of the period policy makers fought to stave off a liquidity crisis in the winter of 2011 and by early summer 2012 the European sovereign debt crisis had moved to elevated and dangerous levels forcing a more aggressive and comprehensive response from the European governments and their monetary authorities. The rising crisis in Europe combined with a slowing global economy resulted in international smaller companies posting a negative return during the first half.

However, the robust response from Europe combined with signs that the slowing growth in the Chinese economy was starting to level off allowed international smaller companies to post strong returns in the following six months.

In all, during the reporting period, European and Asian ex Japan smaller companies posted the best returns while Japanese smaller companies lagged. The strongest performing countries within the benchmark index were Ireland and Singapore while the weakest were Canada and Spain, which were the only two countries that posted a negative return. The strongest performing sectors were Telecommunications and Health Care while the only sectors posting negative returns were Materials and Energy.

Stock selection was the main driver of the Fund’s outperformance versus the benchmark index led by holdings in the Materials and Industrials sectors in part offset by holdings in the Utilities and Telecommunications sectors.

Sector allocation slightly detracted from performance versus the benchmark index driven by being underweight the Financials and merely in line with the Materials sectors, somewhat offset by being overweight the Health Care and underweight the Utilities sectors.

Geographically, stock selection within Hong Kong, Germany and Canada was strong partly offset by detrimental stock selection in the United Kingdom. Being overweight the United Kingdom and underweight Canada benefitted the Fund offset by no exposure to Sweden and some allocation to Mongolia.

During the period, the Fund’s largest overweights relative to the benchmark index were in Information Technology and Health Care while the largest underweights were in Financials and Consumer Staples. Geographically, the largest overweights were the United Kingdom, Germany and China while the largest underweights were Australia, Canada and Japan.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	5 Year	10 Year	Since Inception†
Allianz RCM International Small-Cap Fund Class A	15.13%	–2.08%	12.59%	12.18%
Allianz RCM International Small-Cap Fund Class A (adjusted)	8.80%	–3.18%	11.96%	11.76%
Allianz RCM International Small-Cap Fund Class C	14.26%	–2.81%	11.75%	11.35%
Allianz RCM International Small-Cap Fund Class C (adjusted)	13.26%	–2.81%	11.75%	11.35%
Allianz RCM International Small-Cap Fund Class D	15.07%	–2.09%	12.58%	12.18%
Allianz RCM International Small-Cap Fund Class R	14.86%	–2.32%	12.31%	11.90%
Allianz RCM International Small-Cap Fund Class P	15.32%	–1.83%	12.89%	12.54%
Allianz RCM International Small-Cap Fund Institutional Class	15.50%	–1.70%	13.04%	12.64%
Allianz RCM International Small-Cap Fund Administrative Class	14.96%	–2.11%	12.57%	12.17%
MSCI World ex US Small Cap Index	10.98%	–2.03%	11.44%	7.14%
S&P Developed Ex-U.S. Small Cap Growth Index	12.11%	–2.79%	10.55%	5.80%
MSCI EAFE Small Cap	13.02%	–2.36%	11.27%	6.85%
Lipper International Small/Mid-Cap Growth Funds Average	14.32%	–1.80%	12.08%	8.37%

† The Fund began operations on 12/31/97. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/97.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.83% for Class A shares, 2.86% for Class C shares, 2.83% for Class D shares, 1.84% for Class R shares, 1.47% for Class P shares, 1.34% for Institutional Class shares and 1.59% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class D shares, 1.70% for Class R shares, 1.30% for Class P shares, 1.20% for Institutional Class shares and 1.45% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

80	Allianz Multi-Strategy Funds

Allianz RCM International Small-Cap Fund (formerly Allianz AGIC International Growth Opportunities Fund) (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Country Allocation (as of November 30, 2012)

Japan	25.3%
Germany	10.4%
United Kingdom	9.9%
Sweden	7.6%
Switzerland	4.9%
Norway	4.4%
China	4.1%
Indonesia	3.4%
Other	25.2%
Cash & Equivalents — Net	4.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,125.80	$1,121.40	$1,125.30	$1,124.40	$1,126.50	$1,127.00	$1,124.60
Expenses Paid During Period	$7.71	$11.67	$7.70	$9.03	$6.91	$6.38	$8.92

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,017.75	$1,014.00	$1,017.75	$1,016.50	$1,018.50	$1,019.00	$1,016.60
Expenses Paid During Period	$7.31	$11.08	$7.31	$8.57	$6.56	$6.06	$8.47

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.20% for Class C, 1.45% for Class D, 1.70% for Class R, 1.30% for Class P, 1.20% for Institutional Class and 1.68% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	81

Allianz RCM Redwood Fund

(Unaudited)

For the period of December 1, 2011, through November 30, 2012, as provided by Todd Hawthorne and Raphael Edelman, Portfolio Managers.

Portfolio Insights

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz RCM Redwood Fund (the “Fund”) returned 5.12% underperforming the S&P 500 Index (the “benchmark index”) which returned 16.13%.

The U.S. equity market rose over the one-year period ending November 30, 2012. The market responded to coordinated aggressive actions taken by the world’s central banks as cheap money outweighed the wall of worry associated with the European debt crisis, weak global growth, a hard landing in China, the U.S. elections and the fiscal cliff. Over the period, the S&P 500 Index rose 16.13%. Implied or expected market volatility, measured by the CBOE Volatility Index (“VIX”), declined over 40% during the year, ending at 15.9, marking a five year low.

For the fiscal period ended November 30, 2012, Class A Shares, at NAV, of the Allianz RCM Redwood Fund returned 5.12%, with trailing volatility of 4.96% which implies a Sharpe ratio* of approximately 1.02. The Fund was helped by exposure to the Technology and Healthcare sectors and returns were impaired by exposure in the Consumer Discretionary sector.

Over the first four months of the reporting period, U.S. equities rose and volatility fell as the European Central Bank injected large amounts of liquidity into the banking system and investors in the U.S. were encouraged by better-than-expected employment data. In this low volatility environment, the Fund was still able to generate a positive return and to increase the amount of downside protection.

This downside protection was put to use over April and May when global equity markets gave back a significant portion of the gains made earlier in the period and the VIX rose amid softening U.S. economic data and renewed concerns over Europe’s debt crisis. The benchmark index plunged 6.6% while the Fund captured just 57% of the downward move and was able to maintain sufficient downside protection.

U.S. equities resumed their upward trajectory through September and then pulled back in October as U.S. companies reported disappointing third quarter sales figures. Then, following the re-election of President Obama, markets plunged anew as attention turned toward the impending

“fiscal cliff” in which over $600 billion in automatic spending cuts and tax increases are scheduled to take effect next year. Amid the elevated volatility over the final two months of the reporting period, the Fund produced a small positive return while the S&P 500 Index declined by approximately 1.3%.

The economic recovery appears to be decelerating amid high levels of unemployment and soft industrial production. This raises the risk of downward pressure on S&P earnings for the remainder of 2012 but also increases the likelihood of ongoing monetary accommodation from the Fed. Looking forward, we expect GDP to range between 1.5% and 2.5% for the year with downside risk if the situation in Europe continues to deteriorate. Given this environment we expect the absolute level of implied volatility to increase to more normal levels and we remain cautiously optimistic on U.S. equities on the whole over the coming year. We believe this environment should provide an ample opportunity set for the Fund to meet its investment goals.

* Sharpe ratio is a risk-adjusted measure that is calculated by using standard deviation and excess return to determine reward per unit of risk.

Average Annual Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz RCM Redwood Fund Class A	5.12%	0.62%
Allianz RCM Redwood Fund Class A (adjusted)	–0.66%	–2.29%
Allianz RCM Redwood Fund Class C	4.25%	–0.17%
Allianz RCM Redwood Fund Class C (adjusted)	3.25%	–0.17%
Allianz RCM Redwood Fund Class D	4.98%	0.59%
Allianz RCM Redwood Fund Class P	5.25%	0.83%
Allianz RCM Redwood Fund Institutional Class	5.38%	0.93%
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.09%	0.10%
S&P 500 Index	16.13%	8.69%
Lipper Equity Market Neutral Funds Average	1.48%	1.20%

† The Fund began operations on 12/27/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/10.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 4.87% for Class A shares, 5.77% for Class C shares, 5.92% for Class D shares, 5.23% for Class P shares and 4.69% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.60% for Class A shares, 2.50% for Class C shares, 1.75% for Class D shares, 1.50% for Class P shares and 1.40% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

82	Allianz Multi-Strategy Funds

Allianz RCM Redwood Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Industry Allocation (as of November 30, 2012)

Health Care Providers & Services	9.4%
Computers & Peripherals	9.2%
Software	7.1%
Oil, Gas & Consumable Fuels	5.6%
Energy Equipment & Services	4.2%
Semiconductors & Semiconductor Equipment	4.1%
Hotels, Restaurants & Leisure	3.8%
Food & Staples Retailing	3.8%
Other	42.9%
Cash & Equivalents — Net (including Options Purchased and Written)	9.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,038.30	$1,033.20	$1,036.90	$1,038.10	$1,038.80
Expenses Paid During Period	$8.15	$12.71	$8.91	$7.64	$7.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,017.00	$1,012.50	$1,016.25	$1,017.50	$1,018.00
Expenses Paid During Period	$8.07	$12.58	$8.82	$7.57	$7.06

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.60% for Class A, 2.50% for Class C, 1.75% for Class D, 1.50% for Class P and 1.40% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	83

Allianz RCM Short Duration High Income Fund

(Unaudited)

For the period of December 1, 2011 through November 30, 2012, as provided by Tom Saake and Eric Scholl, Portfolio Managers.

Portfolio Insights

Performance

For the reporting period ended November 30, 2012, Class A shares at NAV of the Allianz RCM Short Duration High Income Fund (the “Fund”) returned 8.78% underperforming the BofA Merrill Lynch 1-3 year BB U.S. Cash Pay High Yield Index (the “benchmark index”) which returned 10.71%.

The Fund seeks a high level of current income while emphasizing the preservation of capital. The Fund’s underperformance these past twelve months can be largely attributed to the benchmark’s high concentration in Bank and Finance/Credit issues. As of November 30, 2012, the Bank and Finance/Credit industries comprised approximately 34% of the benchmark versus roughly 10% for the Fund. These two sectors significantly outperformed the overall benchmark during the reporting period. The Bank sector returned 17.69% in the reporting period while the Finance component of the benchmark was up

12.28%. We are unwilling to take the benchmark’s industry concentration risk and the attendant return volatility, hence our decision to maintain an underweight in these two sectors. To maintain a well-diversified portfolio, we generally restrict industry weightings to a maximum of 15%.

Outlook

There are three macro topics at the forefront of every investor’s mind: 1) the problems in Europe, 2) the U.S. fiscal cliff, and 3) China’s ability to mitigate domestic inflation concerns by engineering a soft economic landing. With respect to the third topic, it appears that China is experiencing success in slowing its economy without free falling into a recession. This bodes well for credit markets throughout the globe. Regarding items 1) and 2), both the European Central Bank and the Federal Reserve have adopted unconventional monetary measures designed to foster risk-taking by investors. We expect both central banks to continue these measures for the foreseeable future resulting in a continuation of very low nominal interest rates. A zero interest rate policy by the world’s central banks, coupled with an expectation that Congress and the White House will eventually reach a compromise on the tax and budget issues thereby averting the worst effects of the fiscal cliff, argues for the economy maintaining its current moderate rate of growth in 2013. In such an environment, we would expect short duration high quality securities to continue to do well. High yield issuers’ financial metrics, while off their highs, remain strong and access to capital remains abundant as investors continue to search for yield. As a result, defaults are projected to remain at relatively benign levels over the foreseeable future. This provides strong underpinnings for the short duration high yield marketplace and further reinforces our belief that the near-term outlook for the Fund is positive.

Cumulative Total Return for the period ended November 30, 2012

	1 Year	Since Inception†
Allianz RCM Short Duration High Income Fund Class A	8.78%	9.85%
Allianz RCM Short Duration High Income Fund Class A (adjusted)	6.33%	7.71%
Allianz RCM Short Duration High Income Fund Class C	8.18%	9.14%
Allianz RCM Short Duration High Income Fund Class C (adjusted)	7.18%	9.14%
Allianz RCM Short Duration High Income Fund Class D	8.78%	9.84%
Allianz RCM Short Duration High Income Fund Class P	8.91%	9.96%
Allianz RCM Short Duration High Income Fund Institutional Class	9.13%	10.18%
BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index	10.71%	11.70%

† The Fund began operations on 10/3/11. Benchmark return comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 86 and 87 for more information. The Fund’s gross expense ratios are 1.17% for Class A shares, 1.42% for Class C shares, 1.17% for Class D shares, 1.02% for Class P shares and 0.92% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 12/31/13. The Fund’s expense ratios net of this reduction are 0.85% for Class A shares, 1.10% for Class C shares, 0.85% for Class D shares, 0.70% for Class P shares and 0.60% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 2, 2012, as supplemented to date.

84	Allianz Multi-Strategy Funds

Allianz RCM Short Duration High Income Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2012

Industry Allocation (as of November 30, 2012)

Telecommunications	13.3%
Diversified Financial Services	9.1%
Food & Beverage	7.8%
Containers & Packaging	7.8%
Commercial Services	6.6%
Media	5.6%
Lodging	5.6%
Banking	5.4%
Other	33.5%
Cash & Equivalents — Net	5.3%

Moody’s Ratings* (as of November 30, 2012)

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,044.80	$1,042.50	$1,045.30	$1,045.30	$1,046.40
Expenses Paid During Period	$4.50	$5.97	$4.50	$3.58	$3.07

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,020.60	$1,019.15	$1,020.60	$1,021.50	$1,022.00
Expenses Paid During Period	$4.45	$5.91	$4.45	$3.54	$3.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.88% for Class A, 1.17% for Class C, 0.88% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Annual Report	November 30, 2012	85

Important Information

(Unaudited)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes for Allianz RCM Global Water Fund are A, C, D, and P, and the Institutional Class shares were first offered in 7/08. The Allianz Global Investors Solutions Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): Allianz AGIC Convertible Fund (4/93), Allianz AGIC High Yield Bond Fund (7/96), Allianz RCM International Small-Cap Fund (formerly Allianz AGIC International Growth Opportunities Fund) (12/97), Allianz AGIC U.S. Emerging Growth Fund (10/93), Allianz AGIC Micro Cap Fund (7/95), Allianz AGIC Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for Allianz RCM International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at, or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries.

Class B shares of Allianz Multi-Strategy Funds are not available for purchase, except through exchanges and dividend reinvestments for any Funds with Class B shares outstanding (currently only AGIS Global Allocation Fund).

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Trust’s Investment Manager and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes), on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

86	Allianz Multi-Strategy Funds

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through November 30, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All the information on the Fund Summary pages, including Portfolio Insights, Average Annual/Cumulative Total Return and Cumulative Return charts, Shareholder Expense Examples and Allocation Summaries, is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, www.allianzinvestors.com, 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

Annual Report	November 30, 2012	87

Benchmark Descriptions

(Unaudited)

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays High Yield Index	The Barclays High Yield Index is an unmanaged market-weighted index including only SEC registered and 144(a) securities with fixed (non-variable) coupons. All bonds must have an outstanding principal of $100 million or greater, a remaining maturity of at least one year, a rating of below investment grade and a U.S. Dollar denomination.

Barclays U.S. Aggregate Index	The Barclays U.S. Aggregate Index is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Barclays U.S. Credit Index	The Barclays U.S. Credit Index is the credit component of the U.S. Government/Credit index. It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, securities must be rated investment grade (Baa3 or better) by Moody’s.

Barclays U.S. Government Bond Index	The Barclays U.S. Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. Government.

BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index	The BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of The BofA Merrill Lynch U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

BofA Merrill Lynch 1-5 year US Inflation Linked Treasury Index	BofA Merrill Lynch 1-5 year US Inflation Linked Treasury Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least 1 year and less than 5 years.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the 3-month U.S. Treasury markets.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch U.S. High Yield Master II Index	The BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

CAC 40 Index	The CAC 40 Index is a modified capitalization-weighted index of 40 companies listed on the Paris Bourse. It is a free float weighted index.

CBOE Volatility Index	The CBOE Volatility Index is the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

88	Allianz Multi-Strategy Funds

Benchmark Descriptions (Cont.)

(Unaudited)

Index	Description
Dow Jones Real Return Target Date Index; DJ RR 2015 Index; DJ RR 2020 Index; DJ RR 2025 Index; DJ RR 2030 Index; DJ RR 2035 Index; DJ RR 2040 Index; DJ RR 2045 Index; DJ RR 2050 Index; DJ RR 40+ Index; DJ RR Today Index	Each Dow Jones Real Return Target Date Index is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Dow Jones UBS Commodity Total Return Index	The Dow Jones UBS Commodity Index is composed of futures contracts on 19 physical commodities.

Euro Stoxx 50 Index	The Euro Stoxx 50 Index is Europe’s leading Blue-chip index for the euro zone that provides a Blue-chip representation of super sector leaders in the euro zone.

FTSE 100 Index	The FTSE 100 Index is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange.

FTSE MIB Index	The FTSE MIB Index consists of the 40 most liquid and capitalized stocks listed on the Borsa Italiana.

German DAX Index	The German DAX Index is a Blue-Chip stock market index consisting of 30 major German companies trading on the Frankfurt Stock Exchange

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI All Country World Ex-U.S. Small-Cap Index	The MSCI All Country World Index ex-U.S. Small-Cap Index covers all investable small-cap securities with a market capitalization below that of the companies in the MSCI Standard Indices (excluding USA), and targets approximately 14% of each market’s free-float adjusted market capitalization.

MSCI China Index	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as B-shares on the Shanghai and Shenzhen exchanges.

MSCI EAFE Index	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging markets.

MSCI Europe Index	The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

MSCI World Ex-US Small Cap Index	The MSCI World ex-US Small Cap Index captures small cap representation across 23 of 24 of Developed Markets (DM) countries (excluding the United States).

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Nikkei-225	The Nikkei-225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Annual Report	November 30, 2012	89

Benchmark Descriptions (Cont.)

(Unaudited)

Index	Description
Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of total market capitalization of that index.

Russell 2500 Growth Index	The Russell 2500 Growth Index is an unmanaged index composed of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P Developed Ex-U.S. Small Cap Growth Index	The Standard & Poor’s Developed Ex-U.S. Small Cap Growth Index is an unmanaged index representing small capitalization securities, defined as the bottom 15% of any given country’s available market capitalization excluding the U.S.

S&P Developed Property Index	S&P Developed Property Index is an investable index including approximately 400 stocks from 22 countries. The index is a sub-index of the S&P Global Property, which defines and measures the investable universe of publicly traded property companies.

S&P Emerging Property Index	S&P Emerging Property Index represents the emerging markets portion of the S&P Global Property Index.

S&P Global Property Indices	S&P Global Property Indices defines and measures the investable universe of publicly traded property companies. With more than 500 constituents from 36 countries, the index is ideal for a range of investing activities, including benchmarking active funds and setting the foundation for passive funds. The S&P Global Property divides into two sub-indices: S&P Developed Property and S&P Emerging Property.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

90	Allianz Multi-Strategy Funds

Schedules of Investments

November 30, 2012

Allianz Global Investors Solutions 2015 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—14.2%
AGIC Emerging Markets Opportunities	3,532	$88,967
AGIC Income & Growth	59,968	708,818
AGIC U.S. Managed Volatility	18,785	266,939
NFJ Dividend Value	48,860	619,542
NFJ International Value	12,873	267,507
NFJ Mid-Cap Value	10,055	193,553
NFJ Small-Cap Value	6,204	196,803
RCM Global Commodity Equity (e)	11,174	177,999

Total Allianz Funds (cost—$2,263,403)		2,520,128

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—8.5%
AGIC Global Managed Volatility (e)	15,954	266,914
AGIC U.S. Emerging Growth	13,368	178,466
NFJ Global Dividend Value	29,278	532,280
RCM Disciplined Equity	10,740	177,420
RCM Short Duration High Income	22,126	353,792

Total Allianz Funds Multi-Strategy Trust (cost—$1,385,158)		1,508,872

EXCHANGE-TRADED FUNDS—9.6%
iShares Barclays TIPS Bond	5,834	717,057
PIMCO 1-5 Year U.S. TIPS Index (a)	18,172	983,287

Total Exchange-Traded Funds (cost—$1,635,866)		1,700,344

OTHER MUTUAL FUNDS—5.2%
ING Global Real Estate (c)	17,111	302,702
Wells Fargo Advantage Short-Term High Yield Bond (d)	74,850	619,759

Total Other Mutual Funds (cost—$885,122)		922,461

PIMCO FUNDS (a)(b)—61.9%
CommoditiesPLUS Strategy	16,217	178,875
Commodity RealReturn Strategy	76,607	530,120
Floating Income	39,938	355,047
Foreign Bond (U.S. Dollar-Hedged)	89,963	1,026,478
Income	129,172	1,597,854
Long-Term U.S. Government	29,226	352,756
Real Return	431,151	5,479,925
RealEstateRealReturn Strategy	16,584	89,388
Short-Term	82,067	813,284
Total Return	45,767	531,816

Total PIMCO Funds (cost—$10,188,063)		10,955,543

	Principal Amount (000s)	Value
Repurchase Agreements—0.7%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $125,000; collateralized by U.S. Treasury Notes, 0.25%, due 8/15/15, valued at $129,838 including accrued interest
(cost—$125,000)	$125	$125,000

Total Investments (cost—$16,482,612)—100.1%		17,732,348

Liabilities in excess of other assets—(0.1)%		(23,004)

Net Assets—100.0%		$17,709,344

Allianz Global Investors Solutions 2020 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—15.8%
AGIC Emerging Markets Opportunities	6,213	$156,511
AGIC Income & Growth	52,742	623,410
AGIC U.S. Managed Volatility	22,030	313,040
NFJ Dividend Value	45,430	576,057
NFJ International Value	11,323	235,297
NFJ Mid-Cap Value	15,369	295,861
NFJ Small-Cap Value	3,458	109,696
RCM Global Commodity Equity (e)	9,829	156,579

Total Allianz Funds (cost—$2,272,876)		2,466,451

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—10.3%
AGIC Global Managed Volatility (e)	14,968	250,409
AGIC U.S. Emerging Growth	17,638	235,461
NFJ Global Dividend Value	31,761	577,422
RCM Disciplined Equity	9,446	156,048
RCM Short Duration High Income	24,325	388,955

Total Allianz Funds Multi-Strategy Trust (cost—$1,517,604)		1,608,295

EXCHANGE-TRADED FUNDS—7.8%
iShares Barclays TIPS Bond	4,941	607,298
PIMCO 1-5 Year U.S. TIPS Index (a)	11,192	605,599

Total Exchange-Traded Funds (cost—$1,172,670)		1,212,897

OTHER MUTUAL FUNDS—5.2%
ING Global Real Estate (c)	15,050	266,236
Wells Fargo Advantage Short-Term High Yield Bond (d)	65,827	545,048

Total Other Mutual Funds (cost—$786,424)		811,284

PIMCO FUNDS (a)(b)—60.2%
CommoditiesPLUS Strategy	28,529	314,678
Commodity RealReturn Strategy	67,378	466,258
Floating Income	43,903	390,298
Foreign Bond (U.S. Dollar-Hedged)	77,758	887,222
Income	111,075	1,373,997
Long-Term U.S. Government	25,705	310,262
Real Return	346,234	4,400,634
RealEstateRealReturn Strategy	43,750	235,815
Short-Term	70,608	699,727
Total Return	26,833	311,802

Total PIMCO Funds (cost—$8,893,271)		9,390,693

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	91

Schedules of Investments

November 30, 2012

	Principal Amount (000s)	Value
Repurchase Agreements—0.7%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $114,000; collateralized by U.S. Treasury Notes, 0.25%, due 8/15/15, valued at $119,850 including accrued interest
(cost—$114,000)	$114	$114,000

Total Investments (cost—$14,756,845)—100.0%		15,603,620

Liabilities in excess of other assets—0.0%		(4,484)

Net Assets—100.0%		$15,599,136

Allianz Global Investors Solutions 2025 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—17.7%
AGIC Emerging Markets Opportunities	6,553	$165,069
AGIC Income & Growth	37,010	437,458
AGIC U.S. Managed Volatility	15,505	220,331
NFJ Dividend Value	32,083	406,807
NFJ International Value	10,638	221,061
NFJ Mid-Cap Value	17,144	330,022
RCM Global Commodity Equity (e)	8,921	142,119

Total Allianz Funds (cost—$1,870,576)		1,922,867

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—13.0%
AGIC Global Managed Volatility (e)	14,347	240,029
AGIC U.S. Emerging Growth	12,426	165,883
F&T Behavioral Advantage Large Cap	1,441	27,520
NFJ Global Dividend Value	25,348	460,825
RCM Disciplined Equity	13,277	219,330
RCM International Small-Cap	846	27,587
RCM Short Duration High Income	16,930	270,714

Total Allianz Funds Multi-Strategy Trust (cost—$1,377,866)		1,411,888

EXCHANGE-TRADED FUNDS—5.1%
iShares Barclays TIPS Bond	3,637	447,023
PIMCO 1-5 Year U.S. TIPS Index (a)	2,059	111,413

Total Exchange-Traded Funds (cost—$550,179)		558,436

OTHER MUTUAL FUNDS—5.2%
ING Global Real Estate (c)	10,495	185,653
Wells Fargo Advantage Short-Term High Yield Bond (d)	45,704	378,431

Total Other Mutual Funds (cost—$551,585)		564,084

PIMCO FUNDS (a)(b)—58.2%
CommoditiesPLUS Strategy	19,663	216,882
Commodity RealReturn Strategy	62,555	432,882
Floating Income	30,582	271,877
Foreign Bond (U.S. Dollar-Hedged)	49,360	563,193
Income	67,614	836,381
Long-Term U.S. Government	17,741	214,132
Real Return	236,583	3,006,967
RealEstateRealReturn Strategy	40,606	218,868
Short-Term	41,301	409,293
Total Return	13,955	162,156

Total PIMCO Funds (cost—$6,193,323)		6,332,631

Total Investments (cost—$10,543,529)—99.2%		10,789,906

Other assets less liabilities—0.8%		87,833

Net Assets—100.0%		$10,877,739

Allianz Global Investors Solutions 2030 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—22.3%
AGIC Emerging Markets Opportunities	27,032	$680,939
AGIC Income & Growth	103,450	1,222,779
AGIC International Managed Volatility	16,406	217,545
AGIC U.S. Managed Volatility	38,488	546,915
NFJ Dividend Value	85,786	1,087,767
NFJ International Value	39,263	815,891
NFJ Mid-Cap Value	44,039	847,759
NFJ Small-Cap Value	7,558	239,739
RCM Global Commodity Equity (e)	25,554	407,083

Total Allianz Funds (cost—$5,709,575)		6,066,417

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—16.8%
AGIC Global Managed Volatility (e)	37,513	627,593
AGIC U.S. Emerging Growth	30,486	406,982
F&T Behavioral Advantage Large Cap	14,234	271,868
NFJ Global Dividend Value	74,733	1,358,644
RCM Disciplined Equity	57,604	951,624
RCM International Small-Cap	8,350	272,225
RCM Short Duration High Income	42,537	680,163

Total Allianz Funds Multi-Strategy Trust (cost—$4,355,103)		4,569,099

EXCHANGE-TRADED FUNDS—3.0%
iShares Barclays TIPS Bond (cost—$807,942)	6,691	822,391

OTHER MUTUAL FUNDS—6.2%
ING Global Real Estate (c)	41,614	736,150
Wells Fargo Advantage Short-Term High Yield Bond (d)	115,265	954,396

Total Other Mutual Funds (cost—$1,649,466)		1,690,546

PIMCO FUNDS (a)(b)—51.0%
CommoditiesPLUS Strategy	74,107	817,399
Commodity RealReturn Strategy	156,618	1,083,795
Floating Income	92,045	818,283
Foreign Bond (U.S. Dollar-Hedged)	109,875	1,253,678
Income	159,006	1,966,905
Long-Term U.S. Government	45,008	543,251
Real Return	449,914	5,718,405
RealEstateRealReturn Strategy	101,387	546,478
Short-Term	87,827	870,367
Total Return	23,473	272,753

Total PIMCO Funds (cost—$13,504,618)		13,891,314

92	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

	Principal Amount (000s)	Value
Repurchase Agreements—1.2%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $326,000; collateralized by U.S. Treasury Notes, 0.25%, due 8/15/15, valued at $334,581 including accrued interest
(cost—$326,000)	$326	$326,000

Total Investments (cost—$26,352,704)—100.5%		27,365,767

Liabilities in excess of other assets—(0.5)%		(145,450)

Net Assets—100.0%		$27,220,317

Allianz Global Investors Solutions 2035 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—28.5%
AGIC Emerging Markets Opportunities	12,317	$310,269
AGIC Income & Growth	40,613	480,047
AGIC International Managed Volatility	9,243	122,563
AGIC Opportunity	7,806	158,383
AGIC U.S. Managed Volatility	18,264	259,527
NFJ Dividend Value	40,731	516,464
NFJ International Value	19,950	414,559
NFJ Mid-Cap Value	24,157	465,014
RCM Global Commodity Equity (e)	11,690	186,220

Total Allianz Funds (cost—$2,808,353)		2,913,046

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—18.6%
AGIC Global Managed Volatility (e)	15,335	256,555
AGIC U.S. Emerging Growth	15,525	207,265
F&T Behavioral Advantage Large Cap	4,052	77,401
NFJ Global Dividend Value	31,208	567,359
RCM Disciplined Equity	24,870	410,859
RCM International Small-Cap	3,961	129,144
RCM Short Duration High Income	15,800	252,648

Total Allianz Funds Multi-Strategy Trust (cost—$1,850,449)		1,901,231

EXCHANGE-TRADED FUNDS—1.0%
iShares Dow Jones U.S. Real Estate Index (cost—$103,507)	1,604	102,063

OTHER MUTUAL FUNDS—6.7%
ING Global Real Estate (c)	19,097	337,828
Wells Fargo Advantage Short-Term High Yield Bond (d)	42,673	353,330

Total Other Mutual Funds (cost—$670,786)		691,158

PIMCO FUNDS (a)(b)—44.3%
CommoditiesPLUS Strategy	37,605	414,787
Commodity RealReturn Strategy	59,349	410,694
Floating Income	39,888	354,607
Foreign Bond (U.S. Dollar-Hedged)	36,351	414,765
Income	54,954	679,781
Long-Term U.S. Government	16,542	199,658
Real Return	118,537	1,506,601
RealEstateRealReturn Strategy	37,465	201,935
Short-Term	25,428	251,990
Total Return	8,690	100,975

Total PIMCO Funds (cost—$4,458,806)		4,535,793

Total Investments (cost—$9,891,901)—99.1%		10,143,291

Other assets less liabilities—0.9%		87,526

Net Assets—100.0%		$10,230,817

Allianz Global Investors Solutions 2040 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—32.4%
AGIC Emerging Markets Opportunities	18,550	$467,286
AGIC Income & Growth	62,006	732,911
AGIC International Managed Volatility	25,200	334,156
AGIC Opportunity	6,695	135,837
AGIC U.S. Managed Volatility	23,633	335,830
NFJ Dividend Value	63,082	799,879
NFJ International Value	28,338	588,865
NFJ Mid-Cap Value	20,742	399,275
NFJ Small-Cap Value	8,459	268,329
RCM Global Commodity Equity (e)	16,732	266,534

Total Allianz Funds (cost—$3,836,998)		4,328,902

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—21.2%
AGIC Global Managed Volatility (e)	20,005	334,683
AGIC U.S. Emerging Growth	22,128	295,406
F&T Behavioral Advantage Large Cap	8,758	167,283
NFJ Global Dividend Value	40,219	731,177
RCM Disciplined Equity	40,332	666,277
RCM International Small-Cap	9,232	300,955
RCM Short Duration High Income	20,771	332,122

Total Allianz Funds Multi-Strategy Trust (cost—$2,554,292)		2,827,903

EXCHANGE-TRADED FUNDS—1.5%
iShares Dow Jones U.S. Real Estate Index (cost—$195,488)	3,093	196,808

OTHER MUTUAL FUNDS—7.2%
ING Global Real Estate (c)	28,150	497,976
Wells Fargo Advantage Short-Term High Yield Bond (d)	56,206	465,390

Total Other Mutual Funds (cost—$921,182)		963,366

PIMCO FUNDS (a)(b)—36.9%
CommoditiesPLUS Strategy	54,491	601,033
Commodity RealReturn Strategy	86,313	597,287
Floating Income	59,976	533,184
Foreign Bond (U.S. Dollar-Hedged)	42,029	479,549
Income	67,872	839,573
Long-Term U.S. Government	21,992	265,444
Real Return	73,470	933,808
RealEstateRealReturn Strategy	49,572	267,190
Short-Term	28,101	278,483
Total Return	11,461	133,182

Total PIMCO Funds (cost—$4,868,581)		4,928,733

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	93

Schedules of Investments

November 30, 2012

	Principal Amount (000s)	Value
Repurchase Agreements—0.8%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $104,000; collateralized by U.S. Treasury Notes, 0.25%, due 8/15/15, valued at $109,863 including accrued interest
(cost—$104,000)	$104	$104,000

Total Investments (cost—$12,480,541)—100.0%		13,349,712

Liabilities in excess of other assets—0.0%		(4,569)

Net Assets—100.0%		$13,345,143

Allianz Global Investors Solutions 2045 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—35.6%
AGIC Emerging Markets Opportunities	8,014	$201,866
AGIC Income & Growth	26,333	311,254
AGIC International Managed Volatility	11,974	158,774
AGIC Opportunity	7,229	146,685
AGIC U.S. Managed Volatility	12,120	172,232
NFJ Dividend Value	27,143	344,176
NFJ International Value	13,277	275,893
NFJ Mid-Cap Value	14,882	286,475
RCM Global Commodity Equity (e)	7,912	126,031

Total Allianz Funds (cost—$1,871,083)		2,023,386

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—22.6%
AGIC Global Managed Volatility (e)	10,220	170,973
AGIC U.S. Emerging Growth	10,785	143,975
F&T Behavioral Advantage Large Cap	3,754	71,708
NFJ Global Dividend Value	18,889	343,394
RCM Disciplined Equity	17,267	285,251
RCM International Small-Cap	3,963	129,182
RCM Short Duration High Income	8,731	139,613

Total Allianz Funds Multi-Strategy Trust (cost—$1,204,851)		1,284,096

EXCHANGE-TRADED FUNDS—1.5%
iShares Dow Jones U.S. Real Estate Index (cost—$85,247)	1,354	86,155

OTHER MUTUAL FUNDS—7.2%
ING Global Real Estate (c)	11,885	210,239
Wells Fargo Advantage Short-Term High Yield Bond (d)	23,581	195,252

Total Other Mutual Funds (cost—$381,166)		405,491

PIMCO FUNDS (a)(b)—32.4%
CommoditiesPLUS Strategy	25,999	286,764
Commodity RealReturn Strategy	40,873	282,844
Floating Income	28,406	252,526
Foreign Bond (U.S. Dollar-Hedged)	16,168	184,478
Income	26,310	325,457
Long-Term U.S. Government	9,064	109,407
Real Return	14,008	178,041
RealEstateRealReturn Strategy	20,746	111,823
Short-Term	8,361	82,855
Total Return	2,381	27,668

Total PIMCO Funds (cost—$1,805,396)		1,841,863

Total Investments (cost—$5,347,743)—99.3%		5,640,991

Other assets less liabilities—0.7%		42,074

Net Assets—100.0%		$5,683,065

Allianz Global Investors Solutions 2050 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—38.3%
AGIC Emerging Markets Opportunities	15,044	$378,956
AGIC Income & Growth	46,325	547,567
AGIC International Managed Volatility	20,797	275,773
AGIC Opportunity	12,722	258,127
AGIC U.S. Managed Volatility	19,010	270,130
NFJ Dividend Value	46,014	583,455
NFJ International Value	22,565	468,890
NFJ Mid-Cap Value	11,165	214,919
NFJ Small-Cap Value	9,208	292,076
RCM Global Commodity Equity (e)	14,448	230,151

Total Allianz Funds (cost—$3,007,839)		3,520,044

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—23.7%
AGIC Global Managed Volatility (e)	16,367	273,814
AGIC U.S. Emerging Growth	20,211	269,811
F&T Behavioral Advantage Large Cap	6,042	115,395
NFJ Global Dividend Value	30,003	545,455
RCM Disciplined Equity	29,876	493,555
RCM International Small-Cap	7,794	254,090
RCM Short Duration High Income	14,168	226,540

Total Allianz Funds Multi-Strategy Trust (cost—$1,878,005)		2,178,660

EXCHANGE-TRADED FUNDS—1.5%
iShares Dow Jones U.S. Real Estate Index (cost—$131,206)	2,127	135,341

OTHER MUTUAL FUNDS—6.1%
ING Global Real Estate (c)	21,852	386,560
Wells Fargo Advantage Short-Term High Yield Bond (d)	21,854	180,951

Total Other Mutual Funds (cost—$526,893)		567,511

PIMCO FUNDS (a)(b)—29.2%
CommoditiesPLUS Strategy	42,290	466,456
Commodity RealReturn Strategy	67,067	464,102
Floating Income	46,515	413,519
Foreign Bond (U.S. Dollar-Hedged)	24,996	285,208
Income	41,147	508,989
Long-Term U.S. Government	15,413	186,032
RealEstateRealReturn Strategy	33,523	180,691
Short-Term	13,643	135,200
Total Return	3,893	45,232

Total PIMCO Funds (cost—$2,669,603)		2,685,429

Total Investments (cost—$8,213,546)—98.8%		9,086,985

Other assets less liabilities—1.2%		114,538

Net Assets—100.0%		$9,201,523

94	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

Allianz Global Investors Solutions 2055 Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—38.8%
AGIC Emerging Markets Opportunities	5,975	$150,516
AGIC Income & Growth	18,393	217,407
AGIC International Managed Volatility	8,243	109,297
AGIC Opportunity	5,531	112,230
AGIC U.S. Managed Volatility	7,545	107,216
NFJ Dividend Value	18,270	231,665
NFJ International Value	8,962	186,224
NFJ Mid-Cap Value	10,422	200,631
RCM Global Commodity Equity (e)	5,738	91,407

Total Allianz Funds (cost—$1,252,948)		1,406,593

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—23.8%
AGIC Global Managed Volatility (e)	6,498	108,708
AGIC U.S. Emerging Growth	8,026	107,141
F&T Behavioral Advantage Large Cap	2,394	45,718
NFJ Global Dividend Value	11,915	216,610
RCM Disciplined Equity	11,862	195,968
RCM International Small-Cap	3,088	100,670
RCM Short Duration High Income	5,596	89,479

Total Allianz Funds Multi-Strategy Trust (cost—$780,071)		864,294

EXCHANGE-TRADED FUNDS—1.4%
iShares Dow Jones U.S. Real Estate Index (cost—$51,316)	844	53,704

OTHER MUTUAL FUNDS—6.2%
ING Global Real Estate (c)	8,686	153,656
Wells Fargo Advantage Short-Term High Yield Bond (d)	8,578	71,025

Total Other Mutual Funds (cost—$198,467)		224,681

PIMCO FUNDS (a)(b)—29.1%
CommoditiesPLUS Strategy	16,589	182,981
Commodity RealReturn Strategy	26,257	181,696
Floating Income	18,470	164,198
Foreign Bond (U.S. Dollar-Hedged)	9,784	111,638
Income	16,215	200,583
Long-Term U.S. Government	5,929	71,558
RealEstateRealReturn Strategy	13,227	71,291
Short-Term	5,479	54,301
Total Return	1,553	18,043

Total PIMCO Funds (cost—$1,025,017)		1,056,289

Total Investments (cost—$3,307,819)—99.3%		3,605,561

Other assets less liabilities—0.7%		23,890

Net Assets—100.0%		$3,629,451

Allianz Global Investors Solutions Global Allocation Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—29.6%
AGIC Emerging Markets Opportunities	292,850	$7,376,884
AGIC Income & Growth	529,073	6,253,644
AGIC International Managed Volatility	470,752	6,242,167
AGIC Opportunity	74,868	1,519,079
AGIC U.S. Managed Volatility	304,869	4,332,195
NFJ Dividend Value	661,637	8,389,558
NFJ International Value	657,462	13,662,070
NFJ Mid-Cap Value	25,256	486,171
NFJ Small-Cap Value	207,105	6,569,371
RCM Global Commodity Equity (e)	396,058	6,309,200

Total Allianz Funds (cost—$50,304,535)		61,140,339

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—20.7%
AGIC Global Managed Volatility (e)	483,626	8,091,061
AGIC U.S. Emerging Growth	394,819	5,270,835
F&T Behavioral Advantage Large Cap	137,298	2,622,397
NFJ Global Dividend Value	633,126	11,510,232
RCM Disciplined Equity	377,922	6,243,274
RCM International Small-Cap	117,484	3,829,986
RCM Short Duration High Income	321,942	5,147,853

Total Allianz Funds Multi-Strategy Trust (cost—$36,577,553)		42,715,638

OTHER MUTUAL FUNDS—6.5%
ING Global Real Estate (c)	354,020	6,262,615
Wells Fargo Advantage Short-Term High Yield Bond (d)	869,077	7,195,954

Total Other Mutual Funds (cost—$12,384,284)		13,458,569

PIMCO FUNDS (a)(b)—43.2%
CommoditiesPLUS Strategy	282,775	3,119,003
Commodity RealReturn Strategy	593,564	4,107,462
Floating Income	814,164	7,237,916
Foreign Bond (U.S. Dollar-Hedged)	1,267,374	14,460,739
Income	1,752,386	21,677,010
Long-Term U.S. Government	334,978	4,043,179
Real Return	872,862	11,094,070
Short-Term	1,137,618	11,273,799
Total Return	1,061,460	12,334,167

Total PIMCO Funds (cost—$84,292,006)		89,347,345

	Principal Amount (000s)	Value
Repurchase Agreements—0.3%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $661,001; collateralized by U.S. Treasury Notes, 0.25%, due 8/15/15, valued at $679,150 including accrued interest
(cost—$661,000)	$661	$661,000

Total Investments (cost—$184,219,378)—100.3%		207,322,891

Liabilities in excess of other assets—(0.3)%		(697,972)

Net Assets—100.0%		$206,624,919

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	95

Schedules of Investments

November 30, 2012

Allianz Global Investors Solutions Global Growth Allocation Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—45.0%
AGIC Emerging Markets Opportunities	17,632	$444,151
AGIC Income & Growth	30,988	366,281
AGIC International Managed Volatility	16,522	219,077
AGIC Opportunity	11,205	227,348
AGIC U.S. Managed Volatility	13,394	190,333
NFJ Dividend Value	34,929	442,903
NFJ International Value	33,630	698,834
NFJ Mid-Cap Value	1,724	33,196
NFJ Small-Cap Value	12,973	411,509
RCM Global Commodity Equity (e)	15,968	254,362

Total Allianz Funds (cost—$2,648,197)		3,287,994

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—26.5%
AGIC Global Managed Volatility (e)	17,072	285,616
AGIC U.S. Emerging Growth	16,305	217,669
F&T Behavioral Advantage Large Cap	4,849	92,616
NFJ Global Dividend Value	30,360	551,939
RCM Disciplined Equity	24,535	405,317
RCM International Small-Cap	7,381	240,635
RCM Short Duration High Income	9,076	145,130

Total Allianz Funds Multi-Strategy Trust (cost—$1,574,079)		1,938,922

EXCHANGE-TRADED FUNDS—1.7%
iShares Dow Jones U.S. Real Estate Index (cost—$112,008)	1,843	117,271

OTHER MUTUAL FUNDS—6.0%
ING Global Real Estate (c)	16,562	292,981
Wells Fargo Advantage Short-Term High Yield Bond (d)	17,523	145,091

Total Other Mutual Funds (cost—$391,280)		438,072

PIMCO FUNDS (a)(b)—21.0%
CommoditiesPLUS Strategy	16,652	183,674
Commodity RealReturn Strategy	31,554	218,354
Floating Income	22,271	197,992
Foreign Bond (U.S. Dollar-Hedged)	22,808	260,242
Income	42,148	521,375
Long-Term U.S. Government	12,538	151,333

Total PIMCO Funds (cost—$1,506,562)		1,532,970

Total Investments (cost—$6,232,126)—100.2%		7,315,229

Liabilities in excess of other assets—(0.2)%		(11,960)

Net Assets—100.0%		$7,303,269

Allianz Global Investors Solutions Retirement Income Fund

	Shares	Value
ALLIANZ FUNDS (a)(b)—13.1%
AGIC Emerging Markets Opportunities	6,011	$151,420
AGIC Income & Growth	100,308	1,185,640
AGIC U.S. Managed Volatility	31,682	450,207
NFJ Dividend Value	82,526	1,046,435
NFJ International Value	14,427	299,793
NFJ Mid-Cap Value	10,219	196,717
NFJ Small-Cap Value	7,738	245,452
RCM Global Commodity Equity (e)	18,895	301,005

Total Allianz Funds (cost—$3,579,507)		3,876,669

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—8.5%
AGIC Global Managed Volatility (e)	26,847	449,151
AGIC U.S. Emerging Growth	22,681	302,787
NFJ Global Dividend Value	49,187	894,213
RCM Disciplined Equity	18,151	299,848
RCM Short Duration High Income	36,657	586,149

Total Allianz Funds Multi-Strategy Trust (cost—$2,366,454)		2,532,148

EXCHANGE-TRADED FUNDS—9.8%
iShares Barclays TIPS Bond	9,497	1,167,275
PIMCO 1-5 Year U.S. TIPS Index (a)	32,267	1,745,967

Total Exchange-Traded Funds (cost—$2,812,731)		2,913,242

OTHER MUTUAL FUNDS—5.2%
ING Global Real Estate (c)	28,282	500,305
Wells Fargo Advantage Short-Term High Yield Bond (d)	123,597	1,023,385

Total Other Mutual Funds (cost—$1,461,751)		1,523,690

PIMCO FUNDS (a)(b)—62.1%
CommoditiesPLUS Strategy	27,309	301,215
Commodity RealReturn Strategy	107,360	742,929
Floating Income	33,047	293,788
Foreign Bond (U.S. Dollar-Hedged)	167,139	1,907,054
Income	226,003	2,795,654
Long-Term U.S. Government	50,415	608,515
Real Return	727,431	9,245,645
RealEstateRealReturn Strategy	26,800	144,450
Short-Term	150,045	1,486,946
Total Return	75,671	879,301

Total PIMCO Funds (cost—$17,242,672)		18,405,497

	Principal Amount (000s)	Value
Repurchase Agreements—1.2%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $343,000; collateralized by U.S. Treasury Notes, 0.25%, due 8/15/15, valued at $354,556 including accrued interest
(cost—$343,000)	$343	$343,000

Total Investments (cost—$27,806,115)—99.9%		29,594,246

Other assets less liabilities—0.1%		28,011

Net Assets—100.0%		$29,622,257

Notes to Schedules of Investments for Allianz Global Investors Solutions Funds:
(a) Affiliated fund.

(b) Institutional Class share of each mutual fund.

(c) Class I share of each mutual fund.

(d) Administrator Class share of each mutual fund.

(e) Non-income producing.

Glossary:
TIPS—Treasury Inflation Protected Securities

96	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

Allianz AGIC Convertible Fund

	Principal Amount (000s)	Value
CONVERTIBLE BONDS—82.9%
Advertising—0.8%
Interpublic Group of Cos., Inc.,
4.75%, 3/15/23	$7,980	$8,374,012

Aerospace & Defense—1.2%
Triumph Group, Inc.,
2.625%, 10/1/26	5,205	12,573,328

Auto Manufacturers—2.8%
Ford Motor Co.,
4.25%, 11/15/16	9,295	13,750,791
4.25%, 12/15/36	905	1,343,925
Wabash National Corp.,
3.375%, 5/1/18	12,650	13,424,812

		28,519,528

Biotechnology—6.9%
Amgen, Inc., Ser. B,
0.375%, 2/1/13	16,330	18,891,769
Corsicanto Ltd. (a)(b),
3.50%, 1/15/32	4,435	7,489,606
Gilead Sciences, Inc.,
1.625%, 5/1/16	14,305	24,577,850
Medicines Co. (a)(b),
1.375%, 6/1/17	12,785	13,216,494
Regeneron Pharmaceuticals, Inc.,
1.875%, 10/1/16	2,510	5,421,600
Sequenom, Inc. (a)(b),
5.00%, 10/1/17	1,405	1,722,881

		71,320,200

Coal—1.3%
Peabody Energy Corp.,
4.75%, 12/15/41	14,125	12,915,547

Commercial Services—4.9%
Alliance Data Systems Corp.,
1.75%, 8/1/13	6,760	12,311,650
Avis Budget Group, Inc.,
3.50%, 10/1/14	8,775	11,758,500
Cenveo Corp. (a)(b),
7.00%, 5/15/17	12,230	10,938,206
Hertz Global Holdings, Inc.,
5.25%, 6/1/14	7,660	15,066,263

		50,074,619

Computers—4.5%
Cadence Design Systems, Inc.,
2.625%, 6/1/15	6,735	11,777,831
EMC Corp., Ser. B,
1.75%, 12/1/13	11,810	18,549,141
SanDisk Corp.,
1.50%, 8/15/17	14,150	15,812,625

		46,139,597

Diversified Financial Services—2.8%
Air Lease Corp. (a)(b),
3.875%, 12/1/18	14,460	15,824,662
Walter Investment Management Corp.,
4.50%, 11/1/19	11,870	12,552,525

		28,377,187

Electrical Equipment—0.8%
General Cable Corp. (d),
4.50%, 11/15/29	8,305	8,761,775

Engineering & Construction—1.4%
MasTec, Inc.,
4.00%, 6/15/14	9,035	13,919,547

Healthcare-Products—3.9%
Hologic, Inc. (d),
2.00%, 12/15/37	13,170	14,379,993

	Principal Amount (000s)	Value
Integra LifeSciences Holdings Corp.,
1.625%, 12/15/16	$14,130	$14,333,119
Wright Medical Group, Inc. (a)(b),
2.00%, 8/15/17	10,880	11,655,200

		40,368,312

Healthcare-Services—3.5%
Brookdale Senior Living, Inc.,
2.75%, 6/15/18	13,280	15,487,800
Molina Healthcare, Inc.,
3.75%, 10/1/14	5,635	6,649,300
WellPoint, Inc. (a)(b),
2.75%, 10/15/42	13,435	13,997,591

		36,134,691

Home Builders—4.1%
DR Horton, Inc.,
2.00%, 5/15/14	9,045	14,064,975
Lennar Corp. (a)(b),
3.25%, 11/15/21	7,510	13,381,881
Ryland Group, Inc.,
1.625%, 5/15/18	11,275	14,558,844

		42,005,700

Household Products/Wares—1.4%
Jarden Corp. (a)(b),
1.875%, 9/15/18	13,615	14,065,997

Insurance—3.9%
American Equity Investment Life Holding Co. (a)(b),
3.50%, 9/15/15	11,605	13,106,397
Amtrust Financial Services, Inc. (a)(b),
5.50%, 12/15/21	11,275	13,917,578
Fidelity National Financial, Inc.,
4.25%, 8/15/18	10,335	13,396,744

		40,420,719

Internet—5.1%
DealerTrack Holdings, Inc. (a)(b),
1.50%, 3/15/17	12,360	12,823,500
Equinix, Inc.,
4.75%, 6/15/16	5,615	12,956,613
priceline.com, Inc. (a)(b),
1.00%, 3/15/18	13,715	15,052,212
1.25%, 3/15/15	2,470	5,481,856
VeriSign, Inc.,
3.25%, 8/15/37	5,440	6,341,000

		52,655,181

Lodging—0.6%
MGM Resorts International,
4.25%, 4/15/15	5,870	5,991,069

Machinery-Construction & Mining—1.0%
Terex Corp.,
4.00%, 6/1/15	6,135	10,130,419

Machinery-Diversified—0.8%
Chart Industries, Inc.,
2.00%, 8/1/18	7,360	8,694,000

Media—4.1%
Liberty Interactive LLC,
3.125%, 3/30/23	10,325	14,868,000
3.50%, 1/15/31	29,155	14,085,509
XM Satellite Radio, Inc. (a)(b),
7.00%, 12/1/14	8,045	13,269,222

		42,222,731

Mining—1.3%
Kaiser Aluminum Corp.,
4.50%, 4/1/15	10,145	13,892,309

	Principal Amount (000s)	Value
Miscellaneous Manufacturing—0.8%
Textron, Inc.,
4.50%, 5/1/13	$4,335	$7,819,256

Oil & Gas—4.1%
Exterran Holdings, Inc.,
4.25%, 6/15/14	11,320	12,996,775
Hornbeck Offshore Services, Inc.,
1.50%, 9/1/19 (a)(b)	7,435	7,690,578
1.625%, 11/15/26 (d)	7,920	8,159,976
Pioneer Natural Resources Co.,
2.875%, 1/15/38	7,400	13,287,625

		42,134,954

Pharmaceuticals—5.4%
Akorn, Inc.,
3.50%, 6/1/16	5,675	9,597,844
BioMarin Pharmaceutical, Inc.,
1.875%, 4/23/17	4,425	10,819,125
Medivation, Inc.,
2.625%, 4/1/17	9,150	11,837,813
Mylan, Inc.,
3.75%, 9/15/15	7,295	15,397,009
ViroPharma, Inc.,
2.00%, 3/15/17	4,960	7,412,100

		55,063,891

Real Estate Investment Trust—4.9%
Boston Properties L.P.,
3.75%, 5/15/36	11,840	12,853,800
DDR Corp.,
1.75%, 11/15/40	12,705	14,134,312
Host Hotels & Resorts L.P. (a)(b),
2.50%, 10/15/29	10,975	13,842,219
iStar Financial, Inc.,
3.00%, 11/15/16	9,455	9,330,903

		50,161,234

Retail—1.3%
Group 1 Automotive, Inc. (d),
2.25%, 6/15/36	11,670	13,690,369

Semiconductors—2.5%
Micron Technology, Inc., Ser. A,
1.50%, 8/1/31	7,170	6,354,413
Novellus Systems, Inc.,
2.625%, 5/15/41	3,785	4,643,722
Xilinx, Inc.,
2.625%, 6/15/17	10,835	14,451,181

		25,449,316

Software—2.4%
Nuance Communications, Inc.,
2.75%, 8/15/27	11,460	15,270,450
Salesforce.com, Inc.,
0.75%, 1/15/15	4,835	9,174,412

		24,444,862

Telecommunications—4.4%
Ciena Corp. (a)(b),
3.75%, 10/15/18	6,270	6,940,106
Ixia,
3.00%, 12/15/15	9,880	11,121,175
Level 3 Communications, Inc.,
6.50%, 10/1/16	8,610	11,004,656
SBA Communications Corp.,
1.875%, 5/1/13	9,710	16,106,463

		45,172,400

Total Convertible Bonds (cost—$766,034,783)		851,492,750

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	97

Schedules of Investments

November 30, 2012

	Shares	Value
CONVERTIBLE PREFERRED STOCK—15.4%
Agriculture—1.3%
Bunge Ltd. (c), 4.875%	138,450	$14,067,905

Auto Manufacturers—1.9%
General Motors Co., Ser. B, 4.75%, 12/1/13	485,000	19,627,950

Banking—4.4%
Bank of America Corp., Ser. L (c), 7.25%, 1/30/13	14,000	15,582,000
Citigroup, Inc., 7.50%, 12/15/12	138,550	13,903,493
Wells Fargo & Co., Ser. L (c), 7.50%, 3/15/13	12,860	15,894,960

		45,380,453

Diversified Financial Services—1.4%
AMG Capital Trust I, 5.10%, 4/15/36	270,105	14,501,262

Electric Utilities—1.5%
PPL Corp., 8.75%, 5/1/14	282,565	15,201,997

Hand/Machine Tools—1.3%
Stanley Black & Decker, Inc., 4.75%, 11/17/15	108,665	13,103,912

Insurance—1.6%
MetLife, Inc., 5.00%, 10/8/14	367,055	16,366,982

Oil & Gas—0.8%
Sanchez Energy Corp., Ser. A (a)(b)(c),
4.875%, 10/5/17	172,720	8,598,071

Transportation—1.2%
Genesee & Wyoming, Inc., 5.00%, 10/1/15	109,480	12,054,843

Total Convertible Preferred Stock (cost—$150,751,321)		158,903,375

	Principal Amount (000s)
Repurchase Agreements—1.9%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $19,387,016; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $19,775,438 including accrued interest
(cost—$19,387,000)	$19,387	19,387,000

Total Investments (cost—$936,173,104)—100.2%		1,029,783,125

Liabilities in excess of other assets—(0.2)%		(2,209,878)

Net Assets—100.0%		$1,027,573,247

Notes to Schedule of Investments:
(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $213,014,257, representing 20.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(d) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

Allianz AGIC Focused Opportunity Fund

	Shares	Value
COMMON STOCK—100.6%
Auto Components—2.2%
Tenneco, Inc. (a)	2,415	$77,449

Automobiles—3.9%
Tesla Motors, Inc. (a)	4,105	138,831

Biotechnology—8.5%
Amarin Corp. PLC ADR (a)	8,980	111,442
Ariad Pharmaceuticals, Inc. (a)	4,537	101,447
Cubist Pharmaceuticals, Inc. (a)	1,310	53,199
Myriad Genetics, Inc. (a)	1,250	35,900

		301,988

Capital Markets—2.8%
WisdomTree Investments, Inc. (a)	16,175	98,829

Commercial Services & Supplies—2.6%
Encore Capital Group, Inc. (a)	3,505	93,163

Communications Equipment—5.2%
Acme Packet, Inc. (a)	7,220	144,039
F5 Networks, Inc. (a)	445	41,688

		185,727

Construction & Engineering—1.8%
MasTec, Inc. (a)	2,855	65,208

Diversified Consumer Services—3.7%
American Public Education, Inc. (a)	3,810	130,988

Diversified Financial Services—2.0%
PHH Corp. (a)	3,165	69,345

Diversified Telecommunication Services—2.1%
Cogent Communications Group, Inc.	3,530	74,624

Electrical Equipment—3.0%
Polypore International, Inc. (a)	2,585	106,114

Electronic Equipment, Instruments & Components—2.8%
IPG Photonics Corp. (a)	1,680	99,288

Health Care Equipment & Supplies—1.9%
Align Technology, Inc. (a)	2,415	66,147

Hotels, Restaurants & Leisure—1.5%
Life Time Fitness, Inc. (a)	1,150	54,119

Household Durables—3.7%
SodaStream International Ltd. (a)	2,800	111,664
Toll Brothers, Inc. (a)	650	20,696

		132,360

Internet & Catalog Retail—3.0%
Netflix, Inc. (a)	1,285	104,998

IT Services—3.0%
Lender Processing Services, Inc.	4,225	104,991

Machinery—7.0%
Manitowoc Co., Inc.	5,875	88,125
Wabash National Corp. (a)	19,631	158,815

		246,940

Marine—1.5%
Kirby Corp. (a)	925	53,539

98	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

	Shares	Value
Metals & Mining—2.5%
Globe Specialty Metals, Inc.	5,450	$75,537
Walter Energy, Inc.	480	14,496

		90,033

Oil, Gas & Consumable Fuels—12.9%
Carrizo Oil & Gas, Inc. (a)	5,450	113,087
Comstock Resources, Inc. (a)	11,545	189,338
Goodrich Petroleum Corp. (a)	5,560	50,096
Ultra Petroleum Corp. (a)	5,200	104,260

		456,781

Professional Services—2.8%
Acacia Research Corp. (a)	4,450	98,924

Semiconductors & Semiconductor Equipment—3.0%
Cavium, Inc. (a)	2,975	104,809

Software—5.7%
BroadSoft, Inc. (a)	2,925	92,518
Citrix Systems, Inc. (a)	850	51,986
CommVault Systems, Inc. (a)	865	57,401

		201,905

Specialty Retail—1.3%
Tractor Supply Co.	535	47,947

Textiles, Apparel & Luxury Goods—3.8%
Lululemon Athletica, Inc. (a)	990	71,062
Under Armour, Inc., Class A (a)	1,235	64,010

		135,072

Thrifts & Mortgage Finance—2.9%
Nationstar Mortgage Holdings, Inc. (a)	3,400	104,108

Trading Companies & Distributors—3.5%
United Rentals, Inc. (a)	3,015	125,213

Total Investments (cost—$3,626,891)—100.6%		3,569,440

Liabilities in excess of other assets—(0.6)%		(19,650)

Net Assets—100.0%		$3,549,790

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

Allianz AGIC Global Managed Volatility Fund

	Shares	Value
COMMON STOCK—97.6%
Canada—9.3%
Alimentation Couche Tard, Inc., Class B	1,095	$54,091
BCE, Inc.	12,503	529,397
Bell Aliant, Inc.	4,277	117,070
Canadian Apartment Properties REIT	2,552	61,504
Cineplex, Inc.	1,190	37,436
Fairfax Financial Holdings Ltd.	263	90,331
Manitoba Telecom Services, Inc.	3,351	113,145
RioCan REIT	1,602	43,495
TELUS Corp.	4,935	322,277

		1,368,746

China—11.3%
Bank of Communications Co., Ltd., Class H	319,000	232,360
BYD Co., Ltd., Class H (c)	46,000	117,951
China Agri-Industries Holdings Ltd.	75,000	43,030
China Citic Bank Corp. Ltd., Class H	80,000	41,053
China Minsheng Banking Corp. Ltd., Class H	79,500	78,126
China Mobile Ltd.	7,200	82,010
China Oilfield Services Ltd., Class H	40,000	79,653
Datang International Power Generation Co., Ltd., Class H	184,000	64,214
Great Wall Motor Co., Ltd., Class H	16,500	54,383
Haier Electronics Group Co., Ltd. (c)	41,000	56,373
Honghua Group Ltd.	178,000	47,074
Huaneng Power International, Inc., Class H	248,000	211,685
Maanshan Iron & Steel, Class H (c)	168,000	46,355
PetroChina Co., Ltd., Class H	128,000	170,120
Shenzhen Investment Ltd.	130,000	43,767
Shimao Property Holdings Ltd.	22,000	44,544
Sino Biopharmaceutical	116,000	56,112
Skyworth Digital Holdings Ltd.	80,000	42,613
Zijin Mining Group Co., Ltd., Class H	256,000	103,155
ZTE Corp., Class H	34,600	52,587

		1,667,165

Hong Kong—6.2%
CLP Holdings Ltd.	24,100	210,582
First Pacific Co., Ltd.	44,000	46,303
Hongkong Land Holdings Ltd.	25,000	163,358
Jardine Matheson Holdings Ltd.	400	23,602
Link REIT	35,300	192,851
Power Assets Holdings Ltd.	30,700	271,221

		907,917

Israel—0.3%
Teva Pharmaceutical Industries Ltd.	1,029	41,643

Italy—0.3%
Exor SpA	2,118	52,424

Japan—19.3%
Aiful Corp. (c)	8,000	34,499
Central Japan Railway Co.	500	39,652

	Shares	Value
Chugai Pharmaceutical Co., Ltd.	5,400	$107,199
Daiichikosho Co., Ltd.	1,600	37,285
East Japan Railway Co.	1,300	85,459
Eisai Co., Ltd.	2,800	117,690
Electric Power Development Co., Ltd.	6,200	156,960
HIS Co., Ltd.	1,700	52,381
ITOCHU Corp.	10,800	108,329
Japan Airlines Co., Ltd. (c)	1,200	55,171
Japan Real Estate Investment Corp. REIT	8	78,668
Jupiter Telecommunications Co., Ltd.	28	36,615
Kao Corp.	3,500	96,238
Nippon Building Fund, Inc. REIT	10	104,814
Nippon Telegraph & Telephone Corp.	9,700	436,351
Nissin Foods Holdings Co., Ltd.	2,300	90,785
NTT DoCoMo, Inc.	105	152,221
Osaka Gas Co., Ltd.	23,000	90,427
Secom Co., Ltd.	2,800	143,700
Takeda Pharmaceutical Co., Ltd.	5,800	265,508
Tokyo Gas Co., Ltd.	32,000	157,095
West Japan Railway Co.	9,700	388,343

		2,835,390

Switzerland—1.1%
Nestle S.A.	2,432	159,193

United Kingdom—0.3%
De La Rue PLC	2,583	39,832

United States—49.5%
Alleghany Corp. (c)	200	70,200
American Capital Agency Corp. REIT	20,100	634,155
American Eagle Outfitters, Inc.	1,900	40,280
Annaly Capital Management, Inc. REIT	31,600	465,152
AutoZone, Inc. (c)	1,300	498,901
Campbell Soup Co.	5,500	202,125
Capitol Federal Financial, Inc.	15,600	185,484
Capstead Mortgage Corp. REIT	29,600	359,344
Chimera Investment Corp. REIT	33,100	90,694
Clorox Co.	3,600	274,860
Consolidated Edison, Inc.	3,200	178,528
DIRECTV (c)	800	39,760
Dollar General Corp. (c)	2,400	120,000
Duke Energy Corp.	7,266	463,716
Facebook, Inc., Class A (c)	1,300	36,400
General Mills, Inc.	13,000	532,870
Hatteras Financial Corp. REIT	6,300	167,958
HCA Holdings, Inc.	1,500	47,625
Hershey Co.	600	43,962
Kellogg Co.	2,900	160,834
Kimberly-Clark Corp.	4,500	385,740
Lorillard, Inc.	700	84,812
McDonald’s Corp.	1,900	165,376
MFA Financial, Inc. REIT	12,300	103,443
Mondelez International, Inc., Class A	2,900	75,081
PepsiCo, Inc.	6,700	470,407
Procter & Gamble Co.	2,300	160,609
Ralcorp Holdings, Inc. (c)	1,200	106,968
Southern Co.	11,600	505,180
Wal-Mart Stores, Inc.	8,400	604,968

		7,275,432

Total Common Stock (cost—$13,712,835)		14,347,742

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	99

Schedules of Investments

November 30, 2012

	Shares	Value
RIGHTS—0.0%
China—0.0%
China Agri-Industries Holdings Ltd., (b)(c) expires 12/17/12 (cost—$0)	17,400	$2,245

Total Investments (cost—$13,712,835) (a)—97.6%		14,349,987

Other assets less liabilities—2.4%		346,489

Net Assets—100.0%		$14,696,476

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $5,482,280, representing 37.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $2,245, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of November 30, 2012 were as follows:

Real Estate Investment Trust	15.7%
Diversified Telecommunication Services	10.3%
Electric Utilities	9.9%
Food Products	9.6%
Household Products	5.6%
Food & Staples Retailing	4.5%
Pharmaceuticals	4.0%
Specialty Retail	3.7%
Road & Rail	3.5%
Beverages	3.2%
Independent Power Producers & Energy Traders	2.9%
Commercial Banks	2.4%
Real Estate Management & Development	1.7%
Gas Utilities	1.7%
Wireless Telecommunication Services	1.6%
Hotels, Restaurants & Leisure	1.5%
Thrifts & Mortgage Finance	1.3%
Commercial Services & Supplies	1.2%
Multi-Utilities	1.2%
Automobiles	1.2%
Oil, Gas & Consumable Fuels	1.2%
Insurance	1.1%
Media	1.0%
Metals & Mining	1.0%
Energy Equipment & Services	0.9%
Multiline Retail	0.8%
Trading Companies & Distributors	0.7%
Household Durables	0.7%
Diversified Financial Services	0.7%
Personal Products	0.6%
Tobacco	0.6%
Airlines	0.4%
Communications Equipment	0.3%
Health Care Providers & Services	0.3%
Internet Software & Services	0.2%
Consumer Finance	0.2%
Industrial Conglomerates	0.2%
Other assets less liabilities	2.4%

100.0%

Allianz AGIC High Yield Bond Fund

	Principal Amount (000s)	Value
CORPORATE BONDS & NOTES—93.9%
Advertising—0.6%
Affinion Group, Inc., 11.50%, 10/15/15	$2,395	$1,951,925

Aerospace & Defense—2.7%
AAR Corp. (a)(b), 7.25%, 1/15/22	3,165	3,291,600
TransDigm, Inc., 7.75%, 12/15/18	2,905	3,224,550
Triumph Group, Inc., 8.00%, 11/15/17	2,795	3,032,575

		9,548,725

Apparel & Textiles—0.8%
Quiksilver, Inc., 6.875%, 4/15/15	3,000	2,958,750

Auto Components—4.1%
American Axle & Manufacturing, Inc.,
7.75%, 11/15/19	3,580	3,955,900
7.875%, 3/1/17	3,095	3,211,062
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	3,435	3,366,300
Cooper-Standard Automotive, Inc.,
8.50%, 5/1/18	2,750	2,921,875
Titan International, Inc., 7.875%, 10/1/17	1,055	1,115,663

		14,570,800

Auto Manufacturers—2.8%
Chrysler Group LLC, 8.25%, 6/15/21	3,305	3,656,156
Jaguar Land Rover PLC (a)(b),
7.75%, 5/15/18	3,310	3,641,000
Navistar International Corp., 8.25%, 11/1/21	2,565	2,462,400

		9,759,556

Banking—1.5%
Ally Financial, Inc.,
8.00%, 3/15/20	1,000	1,235,000
8.30%, 2/12/15	1,000	1,120,000
Capital One Capital V, 10.25%, 8/15/39	3,090	3,120,900

		5,475,900

Building Materials—0.7%
Gibraltar Industries, Inc., 8.00%, 12/1/15	2,326	2,370,485

Chemicals—0.6%
Omnova Solutions, Inc., 7.875%, 11/1/18	2,235	2,290,875

Coal—1.2%
Alpha Natural Resources, Inc.,
9.75%, 4/15/18	905	945,725
Arch Coal, Inc. (a)(b), 9.875%, 6/15/19	3,415	3,457,688

		4,403,413

Commercial Services—9.6%
Avis Budget Car Rental LLC,
7.75%, 5/15/16	2,896	2,979,289
9.75%, 3/15/20	500	577,500
Cardtronics, Inc., 8.25%, 9/1/18	2,690	3,012,800
Cenveo Corp., 11.50%, 5/15/17	2,855	2,373,219
Deluxe Corp., 7.00%, 3/15/19	1,650	1,751,063

100	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

	Principal Amount (000s)	Value
Emergency Medical Services Corp.,
8.125%, 6/1/19	$2,655	$2,847,487
ExamWorks Group, Inc., 9.00%, 7/15/19	3,695	3,935,175
H&E Equipment Services, Inc. (a)(b),
7.00%, 9/1/22	610	646,600
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	1,090	975,550
9.75%, 8/1/18 (a)(b)	1,275	1,233,563
Hertz Corp.,
6.75%, 4/15/19 (a)(b)	725	786,625
6.75%, 4/15/19	1,870	2,028,950
Interactive Data Corp., 10.25%, 8/1/18	2,265	2,548,125
Monitronics International, Inc.,
9.125%, 4/1/20	2,135	2,199,050
United Rentals North America, Inc.,
8.25%, 2/1/21	1,980	2,227,500
8.375%, 9/15/20	3,610	4,002,587

		34,125,083

Computers—1.6%
j2 Global, Inc., 8.00%, 8/1/20	3,165	3,275,775
Unisys Corp., 6.25%, 8/15/17	2,150	2,262,875

		5,538,650

Consumer Products—0.8%
Revlon Consumer Products Corp.,
9.75%, 11/15/15	2,765	2,923,988

Diversified Financial Services—6.5%
Aircastle Ltd., 9.75%, 8/1/18	2,410	2,735,350
Community Choice Financial, Inc.,
10.75%, 5/1/19	3,275	3,193,125
International Lease Finance Corp.,
8.25%, 12/15/20	3,480	4,057,335
National Money Mart Co., 10.375%, 12/15/16	2,599	2,891,387
Nationstar Mortgage LLC (a)(b),
7.875%, 10/1/20	2,210	2,301,163
9.625%, 5/1/19	2,640	2,950,200
SLM Corp., 8.45%, 6/15/18	2,500	2,918,750
Springleaf Finance Corp., 6.90%, 12/15/17	2,055	1,834,088

		22,881,398

Electric Utilities—0.5%
Texas Competitive Electric Holdings Co. LLC (a)(b),
11.50%, 10/1/20	2,500	1,862,500

Electrical Equipment—2.0%
GrafTech International Ltd. (a)(b),
6.375%, 11/15/20	2,915	3,017,025
WESCO Distribution, Inc., 7.50%, 10/15/17	890	907,800
WireCo WorldGroup, Inc., 9.50%, 5/15/17	2,845	3,015,700

		6,940,525

Electronics—2.6%
Kemet Corp., 10.50%, 5/1/18	2,819	2,819,000
NXP BV (a)(b), 9.75%, 8/1/18	2,655	3,086,437
Viasystems, Inc. (a)(b), 7.875%, 5/1/19	3,550	3,470,125

		9,375,562

	Principal Amount (000s)	Value
Engineering & Construction—0.7%
Dycom Investments, Inc.,
7.125%, 1/15/21	$2,130	$2,257,800
MasTec, Inc.,
7.625%, 2/1/17	355	367,425

		2,625,225

Healthcare-Products—0.6%
Kinetic Concepts, Inc. (a)(b),
10.50%, 11/1/18	1,945	2,032,525

Healthcare-Services—1.3%
Community Health Systems, Inc.,
7.125%, 7/15/20	1,500	1,588,125
8.00%, 11/15/19	2,795	3,057,031

		4,645,156

Home Builders—2.9%
Beazer Homes USA, Inc.,
6.625%, 4/15/18 (a)(b)	1,245	1,332,150
9.125%, 5/15/19	2,280	2,371,200
KB Home,
8.00%, 3/15/20	2,215	2,491,875
Standard Pacific Corp.,
8.375%, 5/15/18	3,030	3,514,800
William Lyon Homes, Inc. (a)(b),
8.50%, 11/15/20	680	693,600

		10,403,625

Household Products/Wares—1.7%
Jarden Corp.,
7.50%, 5/1/17	930	1,052,062
Mead Products LLC (a)(b),
6.75%, 4/30/20	1,500	1,563,750
Reynolds Group Issuer, Inc.,
9.875%, 8/15/19	3,115	3,317,475

		5,933,287

Internet—2.6%
EarthLink, Inc.,
8.875%, 5/15/19	3,477	3,650,850
Equinix, Inc.,
8.125%, 3/1/18	2,620	2,891,825
Mood Media Corp. (a)(b),
9.25%, 10/15/20	2,460	2,546,100

		9,088,775

Iron/Steel—0.5%
AK Steel Corp.,
8.375%, 4/1/22	2,090	1,734,700

Leisure—0.9%
NCL Corp. Ltd.,
9.50%, 11/15/18	2,910	3,226,463

Lodging—2.5%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/1/17	2,745	2,962,884
12.75%, 4/15/18	2,495	1,821,350
MGM Resorts International,
11.375%, 3/1/18	3,100	3,696,750
Wynn Las Vegas LLC,
7.75%, 8/15/20	370	426,425

		8,907,409

Machinery-Construction & Mining—0.7%
Terex Corp.,
8.00%, 11/15/17	2,340	2,441,615

Media—4.6%
Cablevision Systems Corp.,
8.625%, 9/15/17	2,960	3,411,400
Cambium Learning Group, Inc.,
9.75%, 2/15/17	1,045	841,225

	Principal Amount (000s)	Value
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22 (a)(b)	$1,445	$1,459,450
9.25%, 12/15/17	2,985	3,205,144
McClatchy Co.,
11.50%, 2/15/17	2,000	2,215,000
Media General, Inc.,
11.75%, 2/15/17	2,600	2,996,500
Nexstar Broadcasting, Inc. (a)(b),
6.875%, 11/15/20	2,270	2,292,700

		16,421,419

Mining—1.3%
New Gold, Inc. (a)(b),
6.25%, 11/15/22	1,965	2,016,581
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	3,310	2,556,975

		4,573,556

Miscellaneous Manufacturing—1.1%
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,680	3,891,600

Oil & Gas—11.4%
BreitBurn Energy Partners L.P.,
8.625%, 10/15/20	2,745	2,971,463
Carrizo Oil & Gas, Inc.,
8.625%, 10/15/18	3,465	3,698,887
Concho Resources, Inc.,
7.00%, 1/15/21	2,400	2,658,000
CVR Refining LLC (a)(b),
6.50%, 11/1/22	2,410	2,379,875
Endeavour International Corp. (a)(b),
12.00%, 3/1/18	5,020	5,471,800
Energy XXI Gulf Coast, Inc.,
9.25%, 12/15/17	2,990	3,386,175
EP Energy LLC,
9.375%, 5/1/20	2,925	3,254,062
EV Energy Partners L.P.,
8.00%, 4/15/19	965	1,018,075
Laredo Petroleum, Inc.,
7.375%, 5/1/22	2,585	2,811,188
Northern Oil and Gas, Inc.,
8.00%, 6/1/20	2,710	2,804,850
PBF Holding Co. LLC (a)(b),
8.25%, 2/15/20	2,570	2,711,350
Pioneer Energy Services Corp.,
9.875%, 3/15/18	1,080	1,174,500
United Refining Co.,
10.50%, 2/28/18	2,560	2,816,000
Vanguard Natural Resources LLC,
7.875%, 4/1/20	3,275	3,352,781

		40,509,006

Pharmaceuticals—0.9%
Endo Health Solutions, Inc.,
7.00%, 12/15/20	2,855	3,061,988

Real Estate Investment Trust—0.8%
iStar Financial, Inc.,
7.125%, 2/15/18	2,960	3,004,400

Retail—6.4%
Brown Shoe Co., Inc.,
7.125%, 5/15/19	3,530	3,671,200
Claire’s Stores, Inc. (a)(b),
9.00%, 3/15/19	1,640	1,752,750
DineEquity, Inc.,
9.50%, 10/30/18	3,600	4,090,500
Fifth & Pacific Cos., Inc. (a)(b),
10.50%, 4/15/19	2,920	3,248,500
Neiman Marcus Group, Inc.,
10.375%, 10/15/15	2,680	2,743,677
Rite Aid Corp.,
9.50%, 6/15/17	1,810	1,873,350
Sonic Automotive, Inc. (a)(b),
7.00%, 7/15/22	2,645	2,876,437

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	101

Schedules of Investments

November 30, 2012

	Principal Amount (000s)	Value
Toys R Us, Inc.,
10.375%, 8/15/17	$2,185	$2,247,819

		22,504,233

Semiconductors—1.6%
Advanced Micro Devices, Inc.,
8.125%, 12/15/17	2,695	2,526,562
Freescale Semiconductor, Inc. (a)(b),
10.125%, 3/15/18	2,900	3,161,000

		5,687,562

Software—2.0%
First Data Corp.,
9.875%, 9/24/15	2,665	2,738,287
12.625%, 1/15/21	1,260	1,332,450
Nuance Communications, Inc. (a)(b),
5.375%, 8/15/20	2,860	2,960,100

		7,030,837

Telecommunications—9.5%
Cincinnati Bell, Inc.,
8.75%, 3/15/18	3,840	3,897,600
Consolidated Communications Finance Co. (a)(b),
10.875%, 6/1/20	2,830	3,056,400
Cricket Communications, Inc.,
7.75%, 10/15/20	2,470	2,574,975
Crown Castle International Corp.,
9.00%, 1/15/15	2,775	2,958,844
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	2,890	3,236,800
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	2,595	2,783,137
ITC Deltacom, Inc.,
10.50%, 4/1/16	3,185	3,423,875
MetroPCS Wireless, Inc.,
6.625%, 11/15/20	1,250	1,326,563
NII Capital Corp.,
8.875%, 12/15/19	2,170	1,562,400
Sprint Nextel Corp.,
6.00%, 11/15/22	1,235	1,250,438
11.50%, 11/15/21	2,085	2,806,931
West Corp.,
11.00%, 10/15/16	3,035	3,179,162
Windstream Corp.,
7.50%, 6/1/22	1,500	1,563,750

		33,620,875

Transportation—1.3%
Quality Distribution LLC,
9.875%, 11/1/18	1,305	1,415,925
Swift Services Holdings, Inc.,
10.00%, 11/15/18	3,005	3,320,525

		4,736,450

Total Corporate Bonds & Notes (cost—$321,173,601)		333,058,841

Repurchase Agreements—3.2%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $11,188,009; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $11,416,388 including accrued interest
(cost—$11,188,000)	11,188	11,188,000

Total Investments (cost—$332,361,601)—97.1%		344,246,841

Other assets less liabilities—2.9%		10,277,779

Net Assets—100.0%		$354,524,620

Notes to Schedule of Investments:
(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $71,299,594, representing 20.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Allianz AGIC Micro Cap Fund

	Shares	Value
COMMON STOCK—97.6%
Air Freight & Logistics—0.7%
XPO Logistics, Inc. (b)	12,000	$190,440

Auto Components—0.5%
Gentherm, Inc. (b)	12,500	151,125

Biotechnology—3.8%
Affymax, Inc. (b)	10,300	251,732
Discovery Laboratories, Inc. (b)	56,600	121,690
DUSA Pharmaceuticals, Inc. (b)	23,200	184,904
Ligand Pharmaceuticals, Inc., Class B (b)	10,400	205,192
Neurocrine Biosciences, Inc. (b)	19,500	145,860
Orexigen Therapeutics, Inc. (b)	29,100	137,352

		1,046,730

Building Products—1.7%
Builders FirstSource, Inc. (b)	40,800	212,160
Patrick Industries, Inc. (b)	14,400	250,272

		462,432

Capital Markets—2.6%
HFF, Inc., Class A (b)	17,100	253,593
ICG Group, Inc. (b)	22,900	255,335
Medley Capital Corp.	16,400	223,532

		732,460

Chemicals—1.9%
American Vanguard Corp.	9,200	306,084
Landec Corp. (b)	22,700	228,362

		534,446

Commercial Banks—3.6%
Banner Corp.	10,100	303,505
Eagle Bancorp, Inc. (b)	10,700	208,436
First Merchants Corp.	17,400	236,292
West Coast Bancorp	11,200	244,272

		992,505

Commercial Services & Supplies—1.2%
Team, Inc. (b)	9,500	341,240

Communications Equipment—2.0%
CalAmp Corp. (b)	24,100	208,947
Procera Networks, Inc. (b)	16,700	344,855

		553,802

Computers & Peripherals—0.8%
Datalink Corp. (b)	27,100	234,144

Construction & Engineering—1.9%
Great Lakes Dredge & Dock Corp.	30,900	272,847
MYR Group, Inc. (b)	11,800	252,992

		525,839

Containers & Packaging—0.7%
Myers Industries, Inc.	13,300	197,771

Diversified Telecommunication Services—1.8%
8x8, Inc. (b)	45,900	302,940
inContact, Inc. (b)	40,500	210,600

		513,540

Electronic Equipment, Instruments & Components—0.7%
Measurement Specialties, Inc. (b)	5,800	180,090

Energy Equipment & Services—0.5%
Matrix Service Co. (b)	12,900	141,513

Food Products—1.6%
Inventure Foods, Inc. (b)	26,600	172,634

102	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

	Shares	Value
Smart Balance, Inc. (b)	22,400	$278,432

		451,066

Health Care Equipment & Supplies—10.1%
Antares Pharma, Inc. (b)	56,700	226,800
Cantel Medical Corp.	13,050	358,092
Cynosure, Inc., Class A (b)	12,200	274,744
Endologix, Inc. (b)	25,600	375,296
GenMark Diagnostics, Inc. (b)	23,200	229,680
ICU Medical, Inc. (b)	3,500	206,115
OraSure Technologies, Inc. (b)	21,600	166,320
Spectranetics Corp. (b)	21,900	315,360
SurModics, Inc. (b)	11,800	237,652
Symmetry Medical, Inc. (b)	24,600	239,850
Synergetics USA, Inc. (b)	40,800	174,216

		2,804,125

Health Care Providers & Services—5.5%
Acadia Healthcare Co., Inc. (b)	11,700	268,515
AMN Healthcare Services, Inc. (b)	35,100	383,643
Capital Senior Living Corp. (b)	21,100	375,791
Five Star Quality Care, Inc. (b)	44,800	220,416
U.S. Physical Therapy, Inc.	10,400	277,888

		1,526,253

Health Care Technology—2.0%
HealthStream, Inc. (b)	14,100	334,452
Omnicell, Inc. (b)	14,800	225,996

		560,448

Hotels, Restaurants & Leisure—3.1%
AFC Enterprises, Inc. (b)	13,700	362,228
Caribou Coffee Co., Inc. (b)	15,600	187,980
Jamba, Inc. (b)	66,800	140,280
Town Sports International Holdings, Inc.	17,700	179,124

		869,612

Household Durables—1.9%
Libbey, Inc. (b)	11,100	216,672
M/I Homes, Inc. (b)	13,600	299,336

		516,008

Insurance—3.3%
eHealth, Inc. (b)	13,200	340,560
Homeowners Choice, Inc.	11,000	228,910
Stewart Information Services Corp.	12,500	341,250

		910,720

Internet Software & Services—6.0%
Blucora, Inc. (b)	16,500	243,375
Internap Network Services Corp. (b)	36,400	217,308
Saba Software, Inc. (b)	27,000	211,140
SciQuest, Inc. (b)	10,500	171,045
SPS Commerce, Inc. (b)	9,800	361,228
Vocus, Inc. (b)	12,300	209,838
Web.com Group, Inc. (b)	16,000	241,760

		1,655,694

IT Services—2.1%
Computer Task Group, Inc. (b)	10,900	198,816
Lionbridge Technologies, Inc. (b)	41,700	171,387
Virtusa Corp. (b)	14,300	223,938

		594,141

Leisure Equipment & Products—1.7%
Arctic Cat, Inc. (b)	6,900	259,647
Smith & Wesson Holding Corp. (b)	20,500	217,300

		476,947

Machinery—2.8%
American Railcar Industries, Inc. (b)	5,900	181,307

	Shares	Value
LB Foster Co., Class A	5,600	$232,120
Manitex International, Inc. (b)	21,400	163,068
Wabash National Corp. (b)	24,100	194,969

		771,464

Media—0.7%
ReachLocal, Inc. (b)	16,800	184,128

Oil, Gas & Consumable Fuels—3.0%
Abraxas Petroleum Corp. (b)	44,500	98,790
Approach Resources, Inc. (b)	5,240	123,088
Callon Petroleum Co. (b)	35,700	167,433
Magnum Hunter Resources Corp. (b)	43,100	173,693
Penn Virginia Corp.	32,500	143,975
Triangle Petroleum Corp. (b)	19,600	122,500

		829,479

Paper & Forest Products—0.8%
Neenah Paper, Inc.	7,700	216,062

Pharmaceuticals—2.1%
Pacira Pharmaceuticals, Inc. (b)	7,600	129,580
Santarus, Inc. (b)	32,400	323,028
XenoPort, Inc. (b)	15,700	123,245

		575,853

Professional Services—2.6%
Barrett Business Services, Inc.	7,400	246,050
GP Strategies Corp. (b)	10,400	208,520
Mistras Group, Inc. (b)	12,800	277,632

		732,202

Road & Rail—3.4%
Celadon Group, Inc.	16,300	281,664
Quality Distribution, Inc. (b)	16,700	111,723
Roadrunner Transportation Systems, Inc. (b)	12,900	232,329
Saia, Inc. (b)	15,100	327,066

		952,782

Semiconductors & Semiconductor Equipment—2.5%
ChipMOS TECHNOLOGIES (Bermuda) Ltd. (b)	14,700	160,965
PDF Solutions, Inc. (b)	28,000	388,640
Silicon Image, Inc. (b)	29,300	136,538

		686,143

Software—5.8%
Accelrys, Inc. (b)	25,000	220,250
Actuate Corp. (b)	30,400	162,032
Allot Communications Ltd. (b)	8,900	194,376
Bottomline Technologies, Inc. (b)	10,400	254,904
Callidus Software, Inc. (b)	34,700	146,087
Ellie Mae, Inc. (b)	7,400	183,668
Monotype Imaging Holdings, Inc.	15,700	240,367
PROS Holdings, Inc. (b)	12,300	218,079

		1,619,763

Specialty Retail—2.2%
America’s Car-Mart, Inc. (b)	4,600	169,740
Lithia Motors, Inc., Class A	12,600	450,828

		620,568

Textiles, Apparel & Luxury Goods—2.5%
Movado Group, Inc.	10,500	364,245
Oxford Industries, Inc.	6,100	333,304

		697,549

Thrifts & Mortgage Finance—1.9%
BofI Holding, Inc. (b)	8,800	234,608
HomeStreet, Inc. (b)	12,000	295,320

		529,928

	Shares	Value
Trading Companies & Distributors—5.2%
Aceto Corp.	23,600	$235,292
CAI International, Inc. (b)	10,100	202,000
DXP Enterprises, Inc. (b)	5,700	275,253
H&E Equipment Services, Inc.	15,900	247,245
SeaCube Container Leasing Ltd.	15,700	288,409
Titan Machinery, Inc. (b)	9,100	201,474

		1,449,673

Transportation Infrastructure—0.4%
Aegean Marine Petroleum Network, Inc.	27,600	124,200

Total Common Stock (cost—$20,998,306)		27,152,885

	Units
WARRANTS—0.0%
Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13 (a)(b) (cost—$0)	9,960	—

	Principal Amount (000s)
Repurchase Agreements—1.9%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $529,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $543,638 including accrued interest
(cost—$529,000)	$529	529,000

Total Investments (cost—$21,527,306)—99.5%		27,681,885

Other assets less liabilities—0.5%		128,270

Net Assets—100.0%		$27,810,155

Notes to Schedule of Investments:
(a)Fair-Valued—Security with a value of $0. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b)Non-income producing.

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	103

Schedules of Investments

November 30, 2012

Allianz AGIC Ultra Micro Cap Fund

	Shares	Value
COMMON STOCK—90.1%
Aerospace & Defense—2.5%
Astronics Corp. (b)	5,980	$120,198
CPI Aerostructures, Inc. (b)	7,400	70,374
EDAC Technologies Corp. (b)	8,700	116,493
Sparton Corp. (b)	6,900	99,222

		406,287

Air Freight & Logistics—1.5%
Park-Ohio Holdings Corp. (b)	5,400	113,022
XPO Logistics, Inc. (b)	8,500	134,895

		247,917

Biotechnology—2.8%
Discovery Laboratories, Inc. (b)	37,100	79,765
DUSA Pharmaceuticals, Inc. (b)	15,500	123,535
Repligen Corp. (b)	25,600	165,120
Sunesis Pharmaceuticals, Inc. (b)	17,000	84,490

		452,910

Building Products—0.8%
Patrick Industries, Inc. (b)	7,700	133,826

Capital Markets—0.9%
Medley Capital Corp.	10,700	145,841

Chemicals—1.0%
Landec Corp. (b)	17,200	173,032

Commercial Banks—4.0%
First Connecticut Bancorp, Inc.	10,700	145,841
Mercantile Bank Corp.	8,000	115,840
OmniAmerican Bancorp, Inc. (b)	6,400	145,536
Park Sterling Corp. (b)	25,300	132,825
Preferred Bank (b)	8,800	119,240

		659,282

Commercial Services & Supplies—0.9%
Ceco Environmental Corp.	15,800	147,256

Communications Equipment—3.4%
CalAmp Corp. (b)	22,600	195,942
Procera Networks, Inc. (b)	10,200	210,630
Telular Corp.	15,300	153,306

		559,878

Computers & Peripherals—0.6%
USA Technologies, Inc. (b)	54,900	96,075

Construction & Engineering—0.9%
Argan, Inc.	7,600	141,436

Diversified Consumer Services—1.1%
Carriage Services, Inc.	16,400	182,204

Diversified Financial Services—0.9%
Marlin Business Services Corp.	8,500	147,050

Diversified Telecommunication Services—2.3%
8x8, Inc. (b)	27,700	182,820
inContact, Inc. (b)	36,800	191,360

		374,180

Electrical Equipment—0.7%
PowerSecure International, Inc. (b)	18,700	120,615

Electronic Equipment, Instruments & Components—0.8%
Key Tronic Corp. (b)	13,000	131,820

Energy Equipment & Services—1.7%
Bolt Technology Corp.	10,000	144,500
RigNet, Inc. (b)	7,100	136,462

		280,962

	Shares	Value
Food Products—0.9%
Inventure Foods, Inc. (b)	22,100	$143,429

Health Care Equipment & Supplies—11.5%
Antares Pharma, Inc. (b)	30,100	120,400
Cardiovascular Systems, Inc. (b)	10,300	120,098
Cynosure, Inc., Class A (b)	7,900	177,908
EnteroMedics, Inc. (b)	32,600	101,060
Fonar Corp. (b)	17,500	84,875
GenMark Diagnostics, Inc. (b)	18,200	180,180
Spectranetics Corp. (b)	18,300	263,520
SurModics, Inc. (b)	8,600	173,204
Synergetics USA, Inc. (b)	29,600	126,392
TearLab Corp. (b)	43,700	194,028
Trinity Biotech PLC ADR	13,200	192,192
Vascular Solutions, Inc. (b)	10,100	150,995

		1,884,852

Health Care Providers & Services—5.5%
AMN Healthcare Services, Inc. (b)	23,300	254,669
Capital Senior Living Corp. (b)	14,400	256,464
Five Star Quality Care, Inc. (b)	37,300	183,516
U.S. Physical Therapy, Inc.	7,510	200,667

		895,316

Health Care Technology—1.6%
HealthStream, Inc. (b)	7,100	168,412
Streamline Health Solutions, Inc. (b)	19,000	100,320

		268,732

Hotels, Restaurants & Leisure—4.0%
Carrols Restaurant Group, Inc. (b)	19,700	127,853
Einstein Noah Restaurant Group, Inc.	6,800	108,868
Fiesta Restaurant Group, Inc. (b)	10,600	159,530
Jamba, Inc. (b)	69,200	145,320
Town Sports International Holdings, Inc.	12,000	121,440

		663,011

Household Durables—0.8%
Bassett Furniture Industries, Inc.	11,900	132,209

Insurance—1.5%
Homeowners Choice, Inc.	11,500	239,315

Internet & Catalog Retail—1.4%
Valuevision Media, Inc., Class A (b)	34,700	63,501
Vitacost.com, Inc. (b)	23,700	171,825

		235,326

Internet Software & Services—6.3%
Internap Network Services Corp. (b)	24,500	146,265
Market Leader, Inc. (b)	24,400	162,260
Points International Ltd. (b)	14,600	160,892
Saba Software, Inc. (b)	21,600	168,912
SPS Commerce, Inc. (b)	6,700	246,962
support.com, Inc. (b)	35,700	157,080

		1,042,371

IT Services—3.0%
Computer Task Group, Inc. (b)	10,500	191,520
Lionbridge Technologies, Inc. (b)	42,700	175,497
PRGX Global, Inc. (b)	19,900	127,161

		494,178

	Shares	Value
Machinery—0.9%
Manitex International, Inc. (b)	19,500	$148,590

Marine—0.6%
Rand Logistics, Inc. (b)	16,400	105,288

Media—1.8%
Carmike Cinemas, Inc. (b)	10,000	151,200
ReachLocal, Inc. (b)	12,600	138,096

		289,296

Oil, Gas & Consumable Fuels—2.3%
Callon Petroleum Co. (b)	25,600	120,064
Evolution Petroleum Corp. (b)	14,600	115,340
Triangle Petroleum Corp. (b)	23,100	144,375

		379,779

Personal Products—0.7%
Female Health Co.	15,200	109,440

Pharmaceuticals—1.3%
Santarus, Inc. (b)	20,700	206,379

Professional Services—2.6%
Barrett Business Services, Inc.	6,700	222,775
GP Strategies Corp. (b)	10,100	202,505

		425,280

Road & Rail—2.5%
Celadon Group, Inc.	9,000	155,520
Quality Distribution, Inc. (b)	15,250	102,023
Saia, Inc. (b)	7,100	153,786

		411,329

Semiconductors & Semiconductor Equipment—3.2%
MaxLinear, Inc., Class A (b)	24,800	133,176
PDF Solutions, Inc. (b)	19,700	273,436
Rudolph Technologies, Inc. (b)	11,400	126,084

		532,696

Software—2.6%
Callidus Software, Inc. (b)	26,400	111,144
ePlus, Inc. (b)	4,200	169,848
Guidance Software, Inc. (b)	13,500	150,525

		431,517

Specialty Retail—1.7%
Destination Maternity Corp.	7,900	175,538
TravelCenters of America LLC (b)	22,100	97,903

		273,441

Textiles, Apparel & Luxury Goods—1.0%
RG Barry Corp.	10,500	160,965

Thrifts & Mortgage Finance—4.1%
BofI Holding, Inc. (b)	6,200	165,292
First Financial Holdings, Inc.	10,900	147,041
HomeStreet, Inc. (b)	8,000	196,880
Tree.com, Inc. (b)	9,700	164,512

		673,725

Trading Companies & Distributors—1.0%
Aceto Corp.	16,100	160,517

Transportation Infrastructure—0.5%
Aegean Marine Petroleum Network, Inc.	19,300	86,850

Total Common Stock (cost—$12,249,907)		14,794,402

104	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

	Units	Value
WARRANTS—0.0%
Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13 (a)(b) (cost—$0)	1,960	$—

	Principal Amount (000s)
Repurchase Agreements—1.8%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $291,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $299,250 including accrued interest
(cost—$291,000)	$291	291,000

Total Investments (cost—$12,540,907)—91.9%		15,085,402

Other assets less liabilities—8.1%		1,324,754

Net Assets—100.0%		$16,410,156

Notes to Schedule of Investments:
(a)Fair-Valued—Security with a value of $0. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b)Non-income producing.

Glossary:
ADR—American Depositary Receipt
CPI—Consumer Price Index

Allianz AGIC U.S. Emerging Growth Fund

	Shares	Value
COMMON STOCK—97.5%
Aerospace & Defense—1.1%
Triumph Group, Inc.	3,600	$236,196

Air Freight & Logistics—0.6%
Atlas Air Worldwide Holdings, Inc. (b)	3,000	129,840

Airlines—0.5%
Spirit Airlines, Inc. (b)	6,400	107,392

Auto Components—0.8%
Cooper Tire & Rubber Co.	6,700	167,366

Biotechnology—3.1%
PLC (b)	9,000	173,790
Arena Pharmaceuticals, Inc. (b)	6,200	54,932
BioMarin Pharmaceutical, Inc. (b)	3,300	160,380
Cubist Pharmaceuticals, Inc. (b)	3,100	125,891
Onyx Pharmaceuticals, Inc. (b)	2,300	173,581

		688,574

Chemicals—3.8%
Chemtura Corp. (b)	9,300	188,976
Georgia Gulf Corp.	4,200	192,612
HB Fuller Co.	5,000	164,250
Olin Corp.	4,400	91,212
PolyOne Corp.	10,086	203,132

		840,182

Commercial Banks—4.6%
Cathay General Bancorp	8,300	148,570
Citizens Republic Bancorp, Inc. (b)	10,000	187,700
PrivateBancorp, Inc.	10,900	178,651
Sterling Financial Corp.	7,300	150,161
Susquehanna Bancshares, Inc.	14,500	149,060
Western Alliance Bancorp (b)	17,800	180,848

		994,990

Commercial Services & Supplies—1.3%
Encore Capital Group, Inc. (b)	5,800	154,164
Portfolio Recovery Associates, Inc. (b)	1,400	138,348

		292,512

Communications Equipment—2.1%
Arris Group, Inc. (b)	11,500	160,655
EchoStar Corp., Class A (b)	4,800	150,528
Ixia (b)	9,500	142,690

		453,873

Computers & Peripherals—0.8%
Electronics for Imaging, Inc. (b)	9,100	167,076

Construction & Engineering—0.2%
Great Lakes Dredge & Dock Corp.	5,700	50,331

Construction Materials—0.9%
Eagle Materials, Inc.	3,600	191,592

Consumer Finance—0.9%
First Cash Financial Services, Inc. (b)	4,000	193,240

Containers & Packaging—0.6%
Rock-Tenn Co., Class A	1,900	123,576

Distributors—0.8%
Core-Mark Holding Co., Inc.	3,700	169,275

Diversified Telecommunication Services—0.6%
Premiere Global Services, Inc. (b)	14,800	125,652

Electrical Equipment—1.7%
AZZ, Inc.	5,100	194,412
Thermon Group Holdings, Inc. (b)	6,800	168,164

		362,576

	Shares	Value
Electronic Equipment, Instruments & Components—0.7%
OSI Systems, Inc. (b)	2,500	$153,200

Energy Equipment & Services—2.0%
Geospace Technologies Corp. (b)	2,100	159,957
Helix Energy Solutions Group, Inc. (b)	8,500	148,835
Hornbeck Offshore Services, Inc. (b)	3,800	136,686

		445,478

Food & Staples Retailing—0.6%
Pricesmart, Inc.	1,600	124,032

Food Products—1.3%
B&G Foods, Inc.	3,900	113,802
Hain Celestial Group, Inc. (b)	2,800	168,756

		282,558

Health Care Equipment & Supplies—2.9%
Antares Pharma, Inc. (b)	32,700	130,800
Cynosure, Inc., Class A (b)	5,500	123,860
Endologix, Inc. (b)	11,200	164,192
Orthofix International NV (b)	3,000	111,750
Syneron Medical Ltd. (b)	11,500	95,910

		626,512

Health Care Providers & Services—3.9%
Air Methods Corp. (b)	1,200	131,004
Centene Corp. (b)	3,200	140,512
Hanger, Inc. (b)	4,700	122,717
MWI Veterinary Supply, Inc. (b)	1,100	122,804
Team Health Holdings, Inc. (b)	5,100	142,749
Tenet Healthcare Corp. (b)	6,325	183,172

		842,958

Health Care Technology—0.7%
MedAssets, Inc. (b)	9,600	154,560

Hotels, Restaurants & Leisure—3.6%
Bally Technologies, Inc. (b)	3,200	144,448
Ryman Hospitality Properties	3,500	116,270
SHFL Entertainment, Inc. (b)	11,100	152,736
Six Flags Entertainment Corp.	3,500	215,180
Sonic Corp. (b)	14,900	150,937

		779,571

Household Durables—1.4%
KB Home	9,900	142,164
Ryland Group, Inc.	4,600	153,870

		296,034

Insurance—1.5%
Amtrust Financial Services, Inc.	5,500	158,510
Stewart Information Services Corp.	6,600	180,180

		338,690

Internet Software & Services—3.1%
Blucora, Inc. (b)	9,900	146,025
IAC/InterActiveCorp	2,700	127,305
Internap Network Services Corp. (b)	18,600	111,042
Vocus, Inc. (b)	8,600	146,716
Web.com Group, Inc. (b)	9,700	146,567

		677,655

IT Services—2.3%
Global Cash Access Holdings, Inc. (b)	24,100	189,667
MAXIMUS, Inc.	2,600	163,774
WEX, Inc. (b)	2,100	151,116

		504,557

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	105

Schedules of Investments

November 30, 2012

	Shares	Value
Leisure Equipment & Products—1.2%
Arctic Cat, Inc. (b)	2,900	$109,127
Brunswick Corp.	6,000	154,620

		263,747

Life Sciences Tools & Services—1.5%
ICON PLC ADR (b)	5,700	157,263
Parexel International Corp. (b)	5,200	167,908

		325,171

Machinery—2.9%
Chart Industries, Inc. (b)	2,300	139,104
Manitowoc Co., Inc.	12,100	181,500
Terex Corp. (b)	6,800	164,492
Wabash National Corp. (b)	18,600	150,474

		635,570

Media—1.6%
Imax Corp. (b)	6,900	149,385
Lions Gate Entertainment Corp. (b)	12,800	209,664

		359,049

Metals & Mining—1.3%
Haynes International, Inc.	2,500	116,350
U.S. Silica Holdings, Inc. (b)	12,300	178,596

		294,946

Oil, Gas & Consumable Fuels—5.2%
Bonanza Creek Energy, Inc. (b)	8,700	206,190
Comstock Resources, Inc. (b)	7,600	124,640
Golar LNG Ltd.	4,100	160,228
Kodiak Oil & Gas Corp. (b)	19,500	167,310
Magnum Hunter Resources Corp. (b)	23,300	93,899
Oasis Petroleum, Inc. (b)	5,100	154,122
Sanchez Energy Corp. (b)	7,200	131,544
Swift Energy Co. (b)	7,000	108,360

		1,146,293

Paper & Forest Products—0.9%
KapStone Paper and Packaging Corp. (b)	8,600	188,512

Pharmaceuticals—4.3%
Akorn, Inc. (b)	10,900	147,041
Jazz Pharmaceuticals PLC (b)	3,500	188,580
Medicines Co. (b)	5,200	111,644
Nektar Therapeutics (b)	15,500	101,215
Pacira Pharmaceuticals, Inc. (b)	7,800	132,990
Salix Pharmaceuticals Ltd. (b)	2,600	111,410
Santarus, Inc. (b)	14,600	145,562

		938,442

Professional Services—1.3%
Huron Consulting Group, Inc. (b)	3,900	128,466
On Assignment, Inc. (b)	7,400	147,482

		275,948

Real Estate Management & Development—1.3%
Altisource Portfolio Solutions S.A. (b)	2,600	276,458

Road & Rail—3.8%
Avis Budget Group, Inc. (b)	10,800	204,552
Celadon Group, Inc.	10,100	174,528
Genesee & Wyoming, Inc., Class A (b)	2,400	175,080
Roadrunner Transportation Systems, Inc. (b)	6,300	113,463
Ryder System, Inc.	3,500	164,745

		832,368

	Shares	Value
Semiconductors & Semiconductor Equipment—2.4%
Cirrus Logic, Inc. (b)	4,000	$125,280
Kulicke & Soffa Industries, Inc. (b)	14,300	163,449
OmniVision Technologies, Inc. (b)	9,200	138,920
Silicon Image, Inc. (b)	21,700	101,122

		528,771

Software—6.6%
ACI Worldwide, Inc. (b)	3,100	133,641
Aspen Technology, Inc. (b)	7,600	197,524
Cadence Design Systems, Inc. (b)	11,400	145,122
Guidewire Software, Inc. (b)	5,000	149,500
Mentor Graphics Corp. (b)	12,900	192,597
Net 1 UEPS Technologies, Inc. (b)	12,700	98,679
Netscout Systems, Inc. (b)	7,100	178,352
Parametric Technology Corp. (b)	4,500	91,080
Synchronoss Technologies, Inc. (b)	6,400	116,864
Ultimate Software Group, Inc. (b)	1,500	141,765

		1,445,124

Specialty Retail—5.1%
Ascena Retail Group, Inc. (b)	8,000	160,800
Cabela’s, Inc. (b)	2,100	100,317
Conn’s, Inc. (b)	7,600	214,928
Express, Inc. (b)	9,700	144,821
GNC Holdings, Inc., Class A	5,000	175,650
Lithia Motors, Inc., Class A	4,800	171,744
Rent-A-Center, Inc.	4,300	149,468

		1,117,728

Textiles, Apparel & Luxury Goods—2.0%
Movado Group, Inc.	1,800	62,442
Oxford Industries, Inc.	3,900	213,096
Steven Madden Ltd. (b)	3,550	158,011

		433,549

Thrifts & Mortgage Finance—4.1%
EverBank Financial Corp.	9,400	138,932
Flagstar Bancorp, Inc. (b)	9,500	173,470
Nationstar Mortgage Holdings, Inc. (b)	8,700	266,394
Ocwen Financial Corp. (b)	8,800	315,568

		894,364

Trading Companies & Distributors—2.4%
Air Lease Corp. (b)	5,900	131,275
Aircastle Ltd.	10,300	117,111
H&E Equipment Services, Inc.	10,500	163,275
Rush Enterprises, Inc., Class A (b)	5,700	109,155

		520,816

Transportation Infrastructure—1.2%
Aegean Marine Petroleum Network, Inc.	19,900	89,550
Macquarie Infrastructure Co. LLC	4,200	181,188

		270,738

Total Common Stock (cost—$17,779,674)		21,267,642

	Units	Value
WARRANTS—0.0%
Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., (a)(b) (cost—$0)	2,110	$—

	Principal Amount (000s)
Repurchase Agreements—2.9%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $630,001; collateralized by U.S. Treasury Notes, 0.25%, due 8/15/15, valued at $644,194 including accrued interest
(cost—$630,000)	$630	630,000

Total Investments (cost—$18,409,674)—100.4%		21,897,642

Liabilities in excess of other assets—(0.4)%		(84,484)

Net Assets—100.0%		$21,813,158

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $0. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

106	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

Allianz F&T Behavioral Advantage Large Cap Fund

	Shares	Value
COMMON STOCK—99.6%
Aerospace & Defense—2.5%
Boeing Co.	1,300	$96,564
Honeywell International, Inc.	1,300	79,729
L-3 Communications Holdings, Inc.	50	3,843
Lockheed Martin Corp.	950	88,635
Northrop Grumman Corp.	850	56,695
Raytheon Co.	600	34,278
Rockwell Collins, Inc.	50	2,859
Textron, Inc.	1,200	28,188
United Technologies Corp.	450	36,049

		426,840

Air Freight & Logistics—0.7%
FedEx Corp.	300	26,859
Forward Air Corp.	100	3,325
United Parcel Service, Inc., Class B	1,300	95,043

		125,227

Airlines—0.6%
Alaska Air Group, Inc. (a)	300	12,825
Allegiant Travel Co.	100	7,402
Delta Air Lines, Inc. (a)	4,350	43,500
JetBlue Airways Corp. (a)	1,300	6,682
Southwest Airlines Co.	2,000	19,060
Spirit Airlines, Inc. (a)	400	6,712
U.S. Airways Group, Inc. (a)	500	6,445

		102,626

Auto Components—0.3%
Delphi Automotive PLC (a)	1,100	37,389
Dorman Products, Inc. (a)	200	6,840

		44,229

Automobiles—0.3%
General Motors Co. (a)	1,500	38,820
Thor Industries, Inc.	200	7,548

		46,368

Beverages—1.9%
Beam, Inc.	300	16,833
Brown-Forman Corp., Class B	500	35,090
Coca-Cola Co.	2,900	109,968
Coca-Cola Enterprises, Inc.	200	6,236
Constellation Brands, Inc., Class A (a)	550	19,734
Monster Beverage Corp. (a)	600	31,230
PepsiCo, Inc.	1,550	108,825

		327,916

Biotechnology—3.4%
Alexion Pharmaceuticals, Inc. (a)	750	72,015
Amgen, Inc.	2,450	217,560
Biogen Idec, Inc. (a)	800	119,272
Celgene Corp. (a)	850	66,801
Genomic Health, Inc. (a)	200	5,532
Gilead Sciences, Inc. (a)	900	67,500
Myriad Genetics, Inc. (a)	200	5,744
United Therapeutics Corp. (a)	200	10,510
Vertex Pharmaceuticals, Inc. (a)	400	15,916

		580,850

Building Products—0.0%
Lennox International, Inc.	100	5,259

Capital Markets—1.8%
Affiliated Managers Group, Inc. (a)	100	12,887
Ameriprise Financial, Inc.	550	33,368

	Shares	Value
Bank of New York Mellon Corp.	1,800	$43,092
Eaton Vance Corp.	200	6,376
Franklin Resources, Inc.	550	72,611
Goldman Sachs Group, Inc.	200	23,558
Lazard Ltd., Class A	300	8,835
Northern Trust Corp.	400	19,208
SEI Investments Co.	450	9,905
State Street Corp.	600	26,664
T Rowe Price Group, Inc.	500	32,335
TD Ameritrade Holding Corp.	600	9,720
Waddell & Reed Financial, Inc., Class A	200	6,498

		305,057

Chemicals—3.1%
Air Products & Chemicals, Inc.	100	8,294
Albemarle Corp.	100	5,979
CF Industries Holdings, Inc.	400	85,612
Eastman Chemical Co.	300	18,255
EI du Pont de Nemours & Co.	500	21,570
FMC Corp.	300	16,638
Georgia Gulf Corp.	100	4,586
Huntsman Corp.	900	14,796
LyondellBasell Industries NV, Class A	1,500	74,595
Monsanto Co.	1,150	105,328
PPG Industries, Inc.	450	55,921
Praxair, Inc.	250	26,803
RPM International, Inc.	300	8,703
Sherwin-Williams Co.	400	61,008
Sigma-Aldrich Corp.	100	7,252
Valspar Corp.	100	6,278
WR Grace & Co. (a)	150	9,821

		531,439

Commercial Banks—1.7%
BOK Financial Corp.	50	2,752
CapitalSource, Inc.	1,100	8,855
Cullen/Frost Bankers, Inc.	100	5,461
CVB Financial Corp.	300	3,048
FNB Corp.	400	4,320
Regions Financial Corp.	1,600	10,672
U.S. Bancorp	2,350	75,811
Wells Fargo & Co.	4,900	161,749
Westamerica Bancorporation	100	4,256
Zions Bancorporation	800	16,056

		292,980

Commercial Services & Supplies—0.7%
ADT Corp. (a)	350	16,065
Avery Dennison Corp.	200	6,690
Cintas Corp.	200	8,288
Copart, Inc. (a)	300	9,063
Covanta Holding Corp.	300	5,664
Deluxe Corp.	200	5,760
Healthcare Services Group, Inc.	300	7,056
HNI Corp.	200	5,956
Iron Mountain, Inc.	272	8,595
Mine Safety Appliances Co.	100	3,868
Rollins, Inc.	500	11,385
Tyco International Ltd.	1,400	39,718

		128,108

Communications Equipment—2.5%
Arris Group, Inc. (a)	300	4,191
Brocade Communications Systems, Inc. (a)	1,600	9,088
Cisco Systems, Inc.	9,350	176,808
Harris Corp.	200	9,426
Ixia (a)	400	6,008
Loral Space & Communications, Inc.	100	8,507

	Shares	Value
Motorola Solutions, Inc.	1,300	$70,785
Plantronics, Inc.	150	5,045
QUALCOMM, Inc.	2,200	139,964

		429,822

Computers & Peripherals—1.6%
Apple, Inc.	200	117,056
EMC Corp. (a)	2,700	67,014
NetApp, Inc. (a)	2,000	63,420
Western Digital Corp.	650	21,736

		269,226

Construction & Engineering—0.1%
AECOM Technology Corp. (a)	200	4,518
Fluor Corp.	100	5,308

		9,826

Consumer Finance—1.3%
American Express Co.	2,450	136,955
Credit Acceptance Corp. (a)	100	9,226
Discover Financial Services	1,950	81,140

		227,321

Containers & Packaging—0.1%
Ball Corp.	250	11,173
Graphic Packaging Holding Co. (a)	2,100	13,629

		24,802

Distributors—0.1%
Genuine Parts Co.	250	16,273

Diversified Consumer Services—0.2%
Apollo Group, Inc., Class A (a)	150	2,879
Grand Canyon Education, Inc. (a)	200	4,736
H&R Block, Inc.	950	17,128
Service Corp. International/US	600	8,358

		33,101

Diversified Financial Services—1.8%
Bank of America Corp.	3,200	31,552
CBOE Holdings, Inc.	600	17,988
Citigroup, Inc.	1,000	34,570
IntercontinentalExchange, Inc. (a)	100	13,215
JPMorgan Chase & Co.	4,100	168,428
Moody’s Corp.	1,050	51,009

		316,762

Diversified Telecommunication Services—3.2%
AT&T, Inc.	8,450	288,398
CenturyLink, Inc.	500	19,420
Verizon Communications, Inc.	5,650	249,278

		557,096

Electric Utilities—0.1%
Pinnacle West Capital Corp.	200	10,292
PNM Resources, Inc.	200	4,226

		14,518

Electrical Equipment—0.6%
Acuity Brands, Inc.	100	6,615
AMETEK, Inc.	150	5,600
Babcock & Wilcox Co.	200	5,038
Cooper Industries PLC	200	14,900
Emerson Electric Co.	650	32,649
EnerSys, Inc. (a)	200	6,968
Hubbell, Inc., Class B	150	12,638
Roper Industries, Inc.	150	16,729

		101,137

Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp., Class A	450	27,864

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	107

Schedules of Investments

November 30, 2012

	Shares	Value
FEI Co.	100	$5,503
Jabil Circuit, Inc.	400	7,600
OSI Systems, Inc. (a)	100	6,128
Tech Data Corp. (a)	50	2,209

		49,304

Energy Equipment & Services—0.1%
National Oilwell Varco, Inc.	100	6,830
Oceaneering International, Inc.	150	7,902
Schlumberger Ltd.	100	7,162

		21,894

Food & Staples Retailing—3.8%
Costco Wholesale Corp.	1,000	103,990
CVS Caremark Corp.	2,400	111,624
Fresh Market, Inc. (a)	100	5,183
Kroger Co.	600	15,744
Pricesmart, Inc.	100	7,752
Sysco Corp.	600	18,990
Wal-Mart Stores, Inc.	4,800	345,696
Whole Foods Market, Inc.	500	46,680

		655,659

Food Products—0.9%
Campbell Soup Co.	100	3,675
Dean Foods Co. (a)	1,000	17,140
Hershey Co.	200	14,654
Hillshire Brands Co.	900	25,065
HJ Heinz Co.	200	11,692
Hormel Foods Corp.	250	7,753
Lancaster Colony Corp.	100	7,574
McCormick & Co., Inc.	100	6,456
Mead Johnson Nutrition Co.	250	17,047
Tyson Foods, Inc., Class A	2,400	46,008

		157,064

Gas Utilities—0.0%
ONEOK, Inc.	100	4,487

Health Care Equipment & Supplies—1.4%
Align Technology, Inc. (a)	400	10,956
Baxter International, Inc.	750	49,702
Covidien PLC	550	31,961
Cyberonics, Inc. (a)	100	5,170
Edwards Lifesciences Corp. (a)	200	17,354
IDEXX Laboratories, Inc. (a)	100	9,347
Intuitive Surgical, Inc. (a)	50	26,450
Medtronic, Inc.	1,300	54,743
ResMed, Inc.	300	12,327
Sirona Dental Systems, Inc. (a)	100	6,261
Stryker Corp.	250	13,540
Varian Medical Systems, Inc. (a)	50	3,458
Zimmer Holdings, Inc.	100	6,597

		247,866

Health Care Providers & Services—1.6%
AmerisourceBergen Corp.	400	16,888
Catamaran Corp. (a)	700	34,083
Chemed Corp.	100	6,808
Cigna Corp.	100	5,227
DaVita HealthCare Partners, Inc. (a)	150	16,200
Express Scripts Holding Co. (a)	100	5,385
HCA Holdings, Inc.	1,350	42,862
HealthSouth Corp. (a)	300	6,597
Henry Schein, Inc. (a)	150	12,116
McKesson Corp.	300	28,341
Patterson Cos., Inc.	100	3,410
Quest Diagnostics, Inc.	200	11,556
Select Medical Holdings Corp. (a)	550	6,072

	Shares	Value
Team Health Holdings, Inc. (a)	200	$5,598
UnitedHealth Group, Inc.	1,300	70,707

		271,850

Health Care Technology—0.1%
Cerner Corp. (a)	150	11,583

Hotels, Restaurants & Leisure—2.2%
Bob Evans Farms, Inc.	150	5,654
Brinker International, Inc.	250	7,487
Burger King Worldwide, Inc.	1,600	27,424
Cheesecake Factory, Inc.	100	3,419
Choice Hotels International, Inc.	250	8,125
Churchill Downs, Inc.	100	6,321
Cracker Barrel Old Country Store, Inc.	100	6,145
DineEquity, Inc. (a)	100	6,305
Domino’s Pizza, Inc.	250	10,400
Dunkin’ Brands Group, Inc.	100	3,182
Interval Leisure Group, Inc.	300	5,649
Marriott International, Inc., Class A	1,450	52,620
Marriott Vacations Worldwide Corp. (a)	200	7,962
McDonald’s Corp.	490	42,650
Panera Bread Co., Class A (a)	100	16,050
Papa John’s International, Inc. (a)	100	5,293
Ryman Hospitality Properties	100	3,322
Six Flags Entertainment Corp.	200	12,296
Starbucks Corp.	500	25,935
Starwood Hotels & Resorts Worldwide, Inc.	500	26,980
Wyndham Worldwide Corp.	600	29,454
Yum! Brands, Inc.	1,150	77,142

		389,815

Household Durables—0.4%
Garmin Ltd.	150	5,834
Jarden Corp.	200	10,582
Newell Rubbermaid, Inc.	400	8,724
PulteGroup, Inc. (a)	1,700	28,577
Whirlpool Corp.	200	20,368

		74,085

Household Products—1.4%
Church & Dwight Co., Inc.	100	5,415
Clorox Co.	50	3,817
Colgate-Palmolive Co.	1,050	113,925
Harbinger Group, Inc. (a)	600	5,130
Kimberly-Clark Corp.	450	38,574
Procter & Gamble Co.	1,100	76,813

		243,674

Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc.	600	12,660

Industrial Conglomerates—2.3%
3M Co.	1,100	100,045
Danaher Corp.	700	37,779
General Electric Co.	12,650	267,294

		405,118

Insurance—4.6%
Aflac, Inc.	1,800	95,382
Allied World Assurance Co. Holdings AG	100	8,117
Allstate Corp.	1,050	42,504
Alterra Capital Holdings Ltd.	300	7,020
American International Group, Inc. (a)	2,200	72,886
Arch Capital Group Ltd. (a)	200	9,020
Arthur J Gallagher & Co.	200	7,304
Axis Capital Holdings Ltd.	200	7,194

	Shares	Value
Chubb Corp.	500	$38,495
CNA Financial Corp.	300	8,469
Everest Re Group Ltd.	100	10,847
HCC Insurance Holdings, Inc.	200	7,376
Lincoln National Corp.	1,000	24,700
Loews Corp.	500	20,440
Marsh & McLennan Cos., Inc.	650	22,893
MBIA, Inc. (a)	3,850	34,419
MetLife, Inc.	4,200	139,398
Primerica, Inc.	250	7,157
Principal Financial Group, Inc.	500	13,575
Progressive Corp.	550	11,687
Protective Life Corp.	200	5,430
Prudential Financial, Inc.	1,700	88,604
Reinsurance Group of America, Inc.	100	5,120
Torchmark Corp.	200	10,398
Travelers Cos., Inc.	850	60,197
Unum Group	400	8,156
Validus Holdings Ltd.	200	7,092
WR Berkley Corp.	150	5,963
XL Group PLC	800	19,464

		799,307

Internet & Catalog Retail—1.9%
Amazon.com, Inc. (a)	700	176,435
Expedia, Inc.	850	52,581
HSN, Inc.	200	10,578
Liberty Interactive Corp., Class A (a)	2,500	48,250
priceline.com, Inc. (a)	50	33,158

		321,002

Internet Software & Services—2.3%
Akamai Technologies, Inc. (a)	600	21,972
AOL, Inc. (a)	200	7,504
DealerTrack Holdings, Inc. (a)	200	5,378
eBay, Inc. (a)	2,600	137,332
Equinix, Inc. (a)	100	18,576
Google, Inc., Class A (a)	190	132,690
IAC/InterActiveCorp	150	7,073
LinkedIn Corp., Class A (a)	300	32,442
NIC, Inc.	500	7,505
Rackspace Hosting, Inc. (a)	300	20,736
VeriSign, Inc. (a)	400	13,652

		404,860

IT Services—5.9%
Accenture PLC, Class A	800	54,336
Acxiom Corp. (a)	500	8,845
Amdocs Ltd.	550	18,403
Automatic Data Processing, Inc.	900	51,084
Cognizant Technology Solutions Corp., Class A (a)	200	13,446
Computer Sciences Corp.	700	26,642
Convergys Corp.	400	6,244
CoreLogic, Inc. (a)	600	15,504
Fidelity National Information Services, Inc.	500	18,050
Fiserv, Inc. (a)	300	23,097
FleetCor Technologies, Inc. (a)	200	10,438
Gartner, Inc. (a)	500	23,940
Genpact Ltd.	300	4,815
Heartland Payment Systems, Inc.	100	2,963
International Business Machines Corp.	1,400	266,098
Jack Henry & Associates, Inc.	200	7,774
Lender Processing Services, Inc.	300	7,455
Mastercard, Inc., Class A	400	195,472
MAXIMUS, Inc.	100	6,299
NeuStar, Inc., Class A (a)	200	8,040
Paychex, Inc.	750	24,405
Syntel, Inc.	100	6,016

108	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

	Shares	Value
Teradata Corp. (a)	400	$23,792
Total System Services, Inc.	350	7,682
Visa, Inc., Class A	1,200	179,652
Western Union Co.	700	8,827

		1,019,319

Leisure Equipment & Products—0.3%
Brunswick Corp.	200	5,154
Mattel, Inc.	650	24,382
Polaris Industries, Inc.	200	16,962

		46,498

Life Sciences Tools & Services—0.2%
Charles River Laboratories International, Inc. (a)	150	5,756
Mettler-Toledo International, Inc. (a)	50	9,354
Thermo Fisher Scientific, Inc.	300	19,065

		34,175

Machinery—1.3%
Donaldson Co., Inc.	200	6,716
Flowserve Corp.	100	13,855
Graco, Inc.	100	4,941
Illinois Tool Works, Inc.	900	55,413
Ingersoll-Rand PLC	650	31,707
ITT Corp.	1,400	31,318
Lincoln Electric Holdings, Inc.	200	9,502
Mueller Industries, Inc.	100	4,776
Navistar International Corp. (a)	100	2,041
Nordson Corp.	100	6,119
Pall Corp.	50	2,974
Parker Hannifin Corp.	50	4,107
Pentair Ltd.	167	8,098
Snap-on, Inc.	100	7,944
Toro Co.	200	8,972
WABCO Holdings, Inc. (a)	200	12,410
Wabtec Corp.	100	8,462

		219,355

Marine—0.0%
Matson, Inc.	200	4,600

Media—5.1%
AMC Networks, Inc., Class A (a)	100	5,276
Arbitron, Inc.	100	3,637
Cablevision Systems Corp., Class A	500	6,920
CBS Corp., Class B	650	23,387
Charter Communications, Inc., Class A (a)	150	10,628
Comcast Corp., Class A	4,300	159,874
DIRECTV (a)	1,850	91,945
DISH Network Corp., Class A (a)	600	22,224
Gannett Co., Inc.	1,000	17,900
Interpublic Group of Cos., Inc.	200	2,164
John Wiley & Sons, Inc., Class A	50	2,135
Liberty Global, Inc., Class A (a)	200	11,208
Madison Square Garden Co., Class A (a)	300	13,140
McGraw-Hill Cos., Inc.	800	42,488
Morningstar, Inc.	150	9,575
News Corp., Class A	4,650	114,576
Omnicom Group, Inc.	450	22,383
Scripps Networks Interactive, Inc., Class A	200	11,808
Sirius XM Radio, Inc. (a)	4,850	13,483
Time Warner Cable, Inc.	550	52,189
Time Warner, Inc.	600	28,380
Viacom, Inc., Class B	550	28,385
Virgin Media, Inc.	700	24,619
Walt Disney Co.	3,350	166,361

		884,685

	Shares	Value
Metals & Mining—0.5%
Southern Copper Corp.	2,350	$85,305
SunCoke Energy, Inc. (a)	400	6,500

		91,805

Multi-Utilities—0.1%
Ameren Corp.	200	5,994
DTE Energy Co.	100	6,058
Public Service Enterprise Group, Inc.	200	6,018

		18,070

Multiline Retail—1.4%
Dillard’s, Inc., Class A	200	17,782
Dollar General Corp. (a)	500	25,000
Dollar Tree, Inc. (a)	600	25,044
Family Dollar Stores, Inc.	150	10,680
JC Penney Co., Inc.	600	10,764
Kohl’s Corp.	200	8,930
Macy’s, Inc.	1,000	38,700
Nordstrom, Inc.	400	21,636
Target Corp.	1,200	75,756

		234,292

Oil, Gas & Consumable Fuels—7.4%
Chevron Corp.	3,030	320,241
ConocoPhillips	1,590	90,535
Continental Resources, Inc. (a)	100	6,870
Delek U.S. Holdings, Inc.	200	5,254
EOG Resources, Inc.	400	47,048
Exxon Mobil Corp.	4,770	420,428
Hess Corp.	400	19,844
HollyFrontier Corp.	500	22,665
Laredo Petroleum Holdings, Inc. (a)	200	3,804
Marathon Petroleum Corp.	1,200	71,448
Murphy Oil Corp.	600	34,044
Occidental Petroleum Corp.	450	33,844
Plains Exploration & Production Co. (a)	300	10,710
Teekay Corp.	2,000	64,440
Tesoro Corp.	500	21,140
Valero Energy Corp.	2,400	77,424
Western Refining, Inc.	600	17,430
Williams Cos., Inc.	700	22,988

		1,290,157

Paper & Forest Products—0.1%
International Paper Co.	500	18,570

Personal Products—0.2%
Estee Lauder Cos., Inc., Class A	450	26,213
Nu Skin Enterprises, Inc., Class A	150	6,810

		33,023

Pharmaceuticals—6.3%
Abbott Laboratories	2,750	178,750
Allergan, Inc.	250	23,187
Bristol-Myers Squibb Co.	2,050	66,891
Eli Lilly & Co.	2,500	122,600
Endo Health Solutions, Inc. (a)	300	8,598
Johnson & Johnson	2,128	148,385
Medicines Co. (a)	200	4,294
Merck & Co., Inc.	4,750	210,425
Pfizer, Inc.	11,900	297,738
Salix Pharmaceuticals Ltd. (a)	50	2,143
ViroPharma, Inc. (a)	250	6,198
Warner Chilcott PLC, Class A	1,450	16,907
Watson Pharmaceuticals, Inc. (a)	100	8,801

		1,094,917

Professional Services—0.4%
Corporate Executive Board Co.	100	4,280

	Shares	Value
Dun & Bradstreet Corp.	250	$19,795
Equifax, Inc.	250	12,810
Robert Half International, Inc.	300	8,478
Verisk Analytics, Inc., Class A (a)	400	19,936

		65,299

Real Estate Investment Trust—0.6%
American Tower Corp.	350	26,226
General Growth Properties, Inc.	600	11,622
Public Storage	150	21,096
Rayonier, Inc.	150	7,476
Simon Property Group, Inc.	250	38,032

		104,452

Road & Rail—1.4%
Amerco, Inc.	100	12,001
CSX Corp.	900	17,784
JB Hunt Transport Services, Inc.	250	14,862
Kansas City Southern	100	7,815
Landstar System, Inc.	100	5,057
Norfolk Southern Corp.	450	27,171
Old Dominion Freight Line, Inc. (a)	225	7,524
Union Pacific Corp.	1,200	147,336

		239,550

Semiconductors & Semiconductor Equipment—1.8%
Altera Corp.	400	12,956
Analog Devices, Inc.	700	28,420
Avago Technologies Ltd.	300	10,530
Cirrus Logic, Inc. (a)	300	9,396
Intel Corp.	7,550	147,753
KLA-Tencor Corp.	400	18,188
Linear Technology Corp.	1,100	36,509
Maxim Integrated Products, Inc.	400	11,676
NVIDIA Corp.	1,700	20,366
Silicon Laboratories, Inc. (a)	100	4,182
Skyworks Solutions, Inc. (a)	200	4,530

		304,506

Software—4.3%
Adobe Systems, Inc. (a)	450	15,574
Ansys, Inc. (a)	150	9,949
Aspen Technology, Inc. (a)	250	6,498
BMC Software, Inc. (a)	400	16,384
CA, Inc.	1,000	22,160
Cadence Design Systems, Inc. (a)	1,100	14,003
Citrix Systems, Inc. (a)	200	12,232
FactSet Research Systems, Inc.	100	9,239
Fair Isaac Corp.	150	6,423
Fortinet, Inc. (a)	1,000	19,980
Intuit, Inc.	600	35,946
Manhattan Associates, Inc. (a)	100	5,724
MICROS Systems, Inc. (a)	150	6,519
Microsoft Corp.	7,100	189,002
Netscout Systems, Inc. (a)	200	5,024
NetSuite, Inc. (a)	250	14,905
Oracle Corp.	6,400	205,440
Parametric Technology Corp. (a)	200	4,048
Red Hat, Inc. (a)	300	14,820
Salesforce.com, Inc. (a)	300	47,301
SolarWinds, Inc. (a)	500	28,015
Synopsys, Inc. (a)	300	9,840
TIBCO Software, Inc. (a)	100	2,505
Tyler Technologies, Inc. (a)	150	7,038
Ultimate Software Group, Inc. (a)	50	4,726
VMware, Inc., Class A (a)	400	36,380

		749,675

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	109

Schedules of Investments

November 30, 2012

	Shares	Value
Specialty Retail—5.9%
Abercrombie & Fitch Co., Class A	400	$18,356
American Eagle Outfitters, Inc.	800	16,960
ANN, Inc. (a)	200	6,710
Ascena Retail Group, Inc. (a)	300	6,030
AutoZone, Inc. (a)	100	38,377
Bed Bath & Beyond, Inc. (a)	350	20,552
Cabela’s, Inc. (a)	300	14,331
Chico’s FAS, Inc.	400	7,460
Dick’s Sporting Goods, Inc.	100	5,251
DSW, Inc., Class A	200	13,606
Foot Locker, Inc.	450	16,128
Francesca’s Holdings Corp. (a)	200	5,206
GameStop Corp., Class A	300	7,875
Gap, Inc.	2,900	99,934
Home Depot, Inc.	4,000	260,280
Lowe’s Cos., Inc.	2,100	75,789
Limited Brands, Inc.	500	26,075
O’Reilly Automotive, Inc. (a)	350	32,928
PetSmart, Inc.	500	35,330
Pier 1 Imports, Inc.	350	6,716
Rent-A-Center, Inc.	100	3,476
Ross Stores, Inc.	1,200	68,304
Sally Beauty Holdings, Inc. (a)	500	12,675
Select Comfort Corp. (a)	500	13,390
TJX Cos., Inc.	3,600	159,624
Tractor Supply Co.	150	13,443
Ulta Salon Cosmetics & Fragrance, Inc.	150	15,042
Urban Outfitters, Inc. (a)	500	18,850
Williams-Sonoma, Inc.	200	9,052

		1,027,750

Textiles, Apparel & Luxury Goods—1.0%
Carter’s, Inc. (a)	150	7,956
Fifth & Pacific Cos., Inc. (a)	400	4,820
Fossil, Inc. (a)	100	8,644
Lululemon Athletica, Inc. (a)	400	28,712
Michael Kors Holdings Ltd. (a)	600	31,890
NIKE, Inc., Class B	350	34,118
Ralph Lauren Corp.	150	23,564
V.F. Corp.	200	32,102

		171,806

Thrifts & Mortgage Finance—0.0%
Ocwen Financial Corp. (a)	200	7,172

Tobacco—3.0%
Altria Group, Inc.	4,300	145,383
Lorillard, Inc.	650	78,754
Philip Morris International, Inc.	2,770	248,968
Reynolds American, Inc.	1,000	43,720

		516,825

Trading Companies & Distributors—0.2%
Fastenal Co.	550	22,996
WW Grainger, Inc.	100	19,402

		42,398

Transportation Infrastructure—0.0%
Macquarie Infrastructure Co. LLC	100	4,314

Water Utilities—0.0%
American Water Works Co., Inc.	150	5,726

Wireless Telecommunication Services—0.2%
Sprint Nextel Corp. (a)	4,900	28,077

Total Common Stock (cost—$15,660,946)		17,244,027

	Principal Amount (000s)	Value
Repurchase Agreements—0.8%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $138,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $144,638 including accrued interest
(cost—$138,000)	$138	$138,000

Total Investments (cost—$15,798,946)—100.4%		17,382,027

Liabilities in excess of other assets—(0.4)%		(65,519)

Net Assets—100.0%		$17,316,508

Notes to Schedule of Investments:
(a) Non-income producing.

Allianz NFJ Global Dividend Value Fund

	Shares	Value
COMMON STOCK—97.8%
Australia—2.2%
Telstra Corp. Ltd.	252,100	$1,134,118

Brazil—5.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	12,900	1,049,673
Cia Energetica de Minas Gerais ADR	84,425	1,033,362
Vale S.A. ADR	57,200	996,996

		3,080,031

Canada—3.7%
Barrick Gold Corp.	26,800	925,404
Toronto-Dominion Bank	12,300	1,021,884

		1,947,288

China—2.0%
China Mobile Ltd. ADR	18,500	1,053,020

France—6.0%
Sanofi	12,000	1,071,809
Total S.A.	41,300	2,069,774

		3,141,583

Germany—3.8%
RWE AG	22,300	930,215
Siemens AG	10,200	1,054,540

		1,984,755

Hong Kong—3.9%
First Pacific Co., Ltd.	923,400	971,722
Yue Yuen Industrial Holdings Ltd.	303,376	1,056,686

		2,028,408

Israel—2.0%
Israel Chemicals Ltd.	85,000	1,047,252

Japan—5.9%
Mitsubishi Corp.	60,200	1,145,919
Mizuho Financial Group, Inc.	629,900	1,015,551
Sega Sammy Holdings, Inc.	54,000	901,354

		3,062,824

Korea (Republic of)—5.9%
POSCO	3,100	925,614
SK Telecom Co., Ltd.	15,533	2,150,829

		3,076,443

Russian Federation—2.0%
Lukoil OAO ADR	16,200	1,019,466

South Africa—3.7%
Sasol Ltd. ADR	45,400	1,922,690

Spain—2.0%
Banco Santander S.A.	137,542	1,059,560

Switzerland—4.2%
Credit Suisse Group AG (b)	48,300	1,144,308
Zurich Insurance Group AG (b)	4,100	1,047,328

		2,191,636

United Kingdom—7.8%
AstraZeneca PLC	42,600	2,023,425
BAE Systems PLC	195,600	1,026,449
TESCO PLC	191,400	998,482

		4,048,356

United States—36.8%
Altria Group, Inc.	31,200	1,054,872

110	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

	Shares	Value
Annaly Capital Management, Inc. REIT	66,800	$983,296
Axis Capital Holdings Ltd.	28,700	1,032,339
CA, Inc.	39,700	879,752
Cisco Systems, Inc.	109,300	2,066,863
ConocoPhillips	17,500	996,450
Ensco PLC, Class A	18,700	1,088,901
Intel Corp.	47,300	925,661
International Paper Co.	28,500	1,058,490
JPMorgan Chase & Co.	25,300	1,039,324
Kimberly-Clark Corp.	11,900	1,020,068
Microsoft Corp.	34,400	915,728
Northrop Grumman Corp.	15,400	1,027,180
Pfizer, Inc.	40,400	1,010,808
Phillips 66	23,650	1,238,551
Seagate Technology PLC	36,800	923,680
Staples, Inc.	79,200	926,640
Xerox Corp.	139,900	952,719

		19,141,322

Total Common Stock (cost—$51,205,066)		50,938,752

	Principal Amount (000s)
Repurchase Agreements—1.6%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $810,001; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $827,925 including accrued interest
(cost—$810,000)	$810	810,000

Total Investments (cost—$52,015,066) (a)—99.4%		51,748,752

Other assets less liabilities—0.6%		338,516

Net Assets—100.0%		$52,087,268

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $22,774,935, representing 43.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of November 30, 2012 were as follows:

Oil, Gas & Consumable Fuels	13.9%
Pharmaceuticals	7.9%
Wireless Telecommunication Services	6.2%
Commercial Banks	5.9%
Metals & Mining	5.5%
Insurance	4.0%
Communications Equipment	4.0%
Aerospace & Defense	3.9%
Diversified Financial Services	3.9%
Software	3.4%
Trading Companies & Distributors	2.2%
Capital Markets	2.2%
Diversified Telecommunication Services	2.2%
Energy Equipment & Services	2.1%
Paper & Forest Products	2.0%
Textiles, Apparel & Luxury Goods	2.0%
Tobacco	2.0%
Industrial Conglomerates	2.0%
Water Utilities	2.0%
Chemicals	2.0%
Electric Utilities	2.0%
Household Products	2.0%
Food & Staples Retailing	1.9%
Real Estate Investment Trust	1.9%
Office Electronics	1.8%
Multi-Utilities	1.8%
Specialty Retail	1.8%
Semiconductors & Semiconductor Equipment	1.8%
Computers & Peripherals	1.8%
Leisure Equipment & Products	1.7%
Repurchase Agreements	1.6%
Other assets less liabilities	0.6%

100.0%

Allianz NFJ International Small-Cap Value Fund

	Shares	Value
COMMON STOCK—95.6%
Australia—8.5%
Bendigo and Adelaide Bank Ltd.	2,700	$22,786
BWP Trust REIT	16,000	35,588
Cabcharge Australia Ltd.	10,700	43,243
Cardno Ltd.	2,700	16,783
Charter Hall Group REIT	7,100	23,365
Charter Hall Retail REIT	6,000	22,432
Emeco Holdings Ltd.	46,500	25,008
Harvey Norman Holdings Ltd.	12,000	22,598
Mermaid Marine Australia Ltd.	10,000	34,363
Myer Holdings Ltd.	17,100	38,720
Primary Health Care Ltd.	11,000	45,968
Southern Cross Media Group Ltd.	21,400	25,026
SP AusNet	40,000	44,352

		400,232

Austria—1.3%
EVN AG	1,600	23,909
RHI AG	1,200	35,905

		59,814

Belgium—0.7%
Barco NV	500	35,210

Brazil—0.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	500	40,685

Canada—10.1%
Atco Ltd., Class I	500	38,330
Calfrac Well Services Ltd.	2,000	46,711
Canyon Services Group, Inc.	3,200	32,118
Cogeco, Inc.	1,400	45,664
Cott Corp.	4,200	36,120
Genworth MI Canada, Inc.	1,500	31,182
Horizon North Logistics, Inc.	5,000	33,875
Linamar Corp.	1,500	32,587
Maple Leaf Foods, Inc.	2,000	22,147
Methanex Corp.	700	21,168
Sherritt International Corp.	4,000	20,496
Torstar Corp., Class B	5,800	40,288
Total Energy Services, Inc.	3,000	41,858
Transcontinental, Inc., Class A	3,600	34,683

		477,227

Chile—0.6%
Administradora de Fondos de Pensiones Provida S.A. ADR	300	30,750

China—4.4%
Giant Interactive Group, Inc. ADR	6,500	34,450
Guangdong Investment Ltd.	56,500	45,963
Guangshen Railway Co., Ltd., Class H	131,700	43,836
REXLot Holdings Ltd.	517,600	37,398
Shougang Fushan Resources Group Ltd.	55,300	20,100
Zhejiang Expressway Co., Ltd., Class H	31,500	24,044

		205,791

Finland—0.5%
Tieto Oyj	1,200	23,071

France—5.3%
Arkema S.A.	400	40,940
Groupe Steria SCA	1,200	18,851
Ipsen S.A.	1,300	36,951
Neopost S.A.	500	26,149
Rallye S.A.	700	20,954

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	111

Schedules of Investments

November 30, 2012

	Shares	Value
Sa des Ciments Vicat	600	$32,509
Saft Groupe S.A.	1,500	34,525
Valeo S.A.	800	37,978

		248,857

Germany—1.0%
Leoni AG	700	24,311
NORMA Group AG	1,000	25,283

		49,594

Greece—1.1%
Costamare, Inc.	3,500	49,735

Hong Kong—3.9%
First Pacific Co., Ltd.	45,800	48,197
Giordano International Ltd.	27,500	25,214
Great Eagle Holdings Ltd.	11,500	37,013
Johnson Electric Holdings Ltd.	77,800	52,298
Singamas Container Holdings Ltd.	85,300	20,675

		183,397

Ireland—3.2%
C&C Group PLC	7,200	38,351
DCC PLC	1,200	36,207
Glanbia PLC	2,100	21,440
United Drug PLC	13,000	53,944

		149,942

Italy—0.8%
Piaggio & C SpA	15,100	37,452

Japan—22.1%
Aica Kogyo Co., Ltd.	2,000	34,411
Air Water, Inc.	3,000	37,835
Alpine Electronics, Inc.	3,900	33,120
Canon Electronics, Inc.	1,000	21,575
Daiichikosho Co., Ltd.	900	20,973
Daikyo, Inc.	12,800	30,873
Electric Power Development Co., Ltd.	900	22,785
Fukuoka Financial Group, Inc.	5,500	21,744
Higo Bank Ltd.	3,000	17,400
Hogy Medical Co., Ltd.	700	34,429
Idemitsu Kosan Co., Ltd.	500	41,090
Japan Aviation Electronics Industry Ltd.	4,200	34,911
Japan Petroleum Exploration Co.	900	31,469
Kaken Pharmaceutical Co., Ltd.	3,000	47,031
Kato Sangyo Co., Ltd.	2,200	39,212
KYORIN Holdings, Inc.	2,000	42,555
Megane TOP Co., Ltd.	4,300	52,475
Mitsubishi Gas Chemical Co., Inc.	7,400	43,828
Mitsubishi UFJ Lease & Finance Co., Ltd.	500	21,856
Namco Bandai Holdings, Inc.	2,100	29,482
Nichii Gakkan Co.	3,700	29,164
Nihon Kohden Corp.	600	19,715
Nippon Shokubai Co., Ltd.	2,000	19,534
Nippon Soda Co., Ltd.	5,100	22,431
NS Solutions Corp.	1,500	28,293
Sumitomo Forestry Co., Ltd.	3,600	31,709
Suruga Bank Ltd.	2,000	25,912
T-Gaia Corp.	2,600	24,714
Tosoh Corp.	9,000	19,404
Toyo Suisan Kaisha Ltd.	1,200	32,946
Toyobo Co., Ltd.	11,000	14,964
Tsuruha Holdings, Inc.	600	45,225
Unipres Corp.	1,900	45,657
Yokohama Rubber Co., Ltd.	3,000	20,184

		1,038,906

Korea (Republic of)—0.7%
SFA Engineering Corp.	800	32,088

Netherlands—1.6%
Aalberts Industries NV	1,800	34,089

	Shares	Value
BinckBank NV	2,800	$20,682
Sligro Food Group NV	800	20,073

		74,844

New Zealand—1.8%
Infratil Ltd.	18,500	35,311
Kiwi Income Property Trust REIT	24,000	23,062
Telecom Corp. of New Zealand Ltd.	15,000	28,454

		86,827

Norway— 0.7%
TGS Nopec Geophysical Co. ASA	1,100	34,773

Panama—0.7%
Banco Latinoamericano de Comercio Exterior S.A.	1,500	32,400

Singapore—2.1%
Lippo Malls Indonesia Retail Trust REIT	66,800	25,726
STX OSV Holdings Ltd.	36,000	40,798
UOL Group Ltd.	7,000	33,365

		99,889

South Africa—1.1%
African Bank Investments Ltd.	14,300	51,005

Spain—0.9%
Duro Felguera S.A.	3,400	22,110
Grupo Catalana Occidente S.A.	1,300	20,416

		42,526

Sweden—1.7%
Loomis AB, Class B	2,500	35,525
Saab AB, Class B	2,400	46,713

		82,238

Switzerland—0.7%
AMS AG	300	32,448

Taiwan—0.8%
Gigabyte Technology Co., Ltd.	44,800	37,258

United Kingdom—17.6%
African Barrick Gold PLC	8,200	54,273
Bank of Georgia Holdings PLC	1,800	30,285
Beazley PLC	13,700	38,719
Berendsen PLC	5,100	47,392
Bodycote PLC	5,200	34,382
Carillion PLC	4,700	21,934
Catlin Group Ltd.	3,000	23,222
Debenhams PLC	25,100	47,463
DS Smith PLC	10,100	35,036
Ferrexpo PLC	7,000	24,562
Go-Ahead Group PLC	1,100	21,728
Greene King PLC	3,800	37,253
Inchcape PLC	5,600	38,394
Intermediate Capital Group PLC	5,000	23,357
Interserve PLC	5,400	31,494
JD Wetherspoon PLC	2,500	21,788
Kcom Group PLC	28,000	30,668
Marston’s PLC	18,000	36,114
Mondi PLC	2,900	29,806
Morgan Crucible Co. PLC	12,000	46,932
TalkTalk Telecom Group PLC	15,800	55,539
Tullett Prebon PLC	9,300	33,843
WH Smith PLC	3,700	38,522
William Hill PLC	4,500	24,338

		827,044

United States—0.8%
Maiden Holdings Ltd.	4,000	35,920

Total Common Stock (cost—$4,124,985)		4,499,923

	Shares	Value
PREFERRED STOCK—1.6%
Germany—1.6%
Hornbach Holding AG	500	$34,139
Jungheinrich AG	1,000	38,160

Total Preferred Stock (cost—$61,833)		72,299

	Principal Amount (000s)
Repurchase Agreements—3.3%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $157,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $164,588 including accrued interest
(cost—$157,000)	$157	157,000

Total Investments (cost—$4,343,818) (a)—100.5%		4,729,222

Liabilities in excess of other assets—(0.5)%		(22,525)

Net Assets—100.0%		$4,706,697

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $3,368,589, representing 71.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:
ADR—American Depositary Receipt
€—Euro
REIT—Real Estate Investment Trust

112	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2012 were as follows:

Machinery	5.6%
Chemicals	4.4%
Commercial Services & Supplies	4.1%
Specialty Retail	3.7%
Auto Components	3.4%
Hotels, Restaurants & Leisure	3.3%
Energy Equipment & Services	3.3%
Commercial Banks	3.2%
Media	2.8%
Real Estate Investment Trust	2.8%
Health Care Providers & Services	2.7%
Pharmaceuticals	2.7%
Food & Staples Retailing	2.7%
Electronic Equipment, Instruments & Components	2.6%
Diversified Financial Services	2.6%
Metals & Mining	2.5%
Insurance	2.5%
Diversified Telecommunication Services	2.4%
Multiline Retail	2.3%
Capital Markets	2.3%
Electric Utilities	2.2%
Real Estate Management & Development	2.2%
Electrical Equipment	1.9%
Water Utilities	1.8%
Marine	1.8%
Food Products	1.6%
Beverages	1.6%
Oil, Gas & Consumable Fuels	1.5%
IT Services	1.5%
Construction & Engineering	1.5%
Construction Materials	1.5%
Road & Rail	1.4%
Household Durables	1.4%
Health Care Equipment & Supplies	1.2%
Aerospace & Defense	1.0%
Distributors	0.8%
Multi-Utilities	0.8%
Automobiles	0.8%
Computers & Peripherals	0.8%
Industrial Conglomerates	0.8%
Containers & Packaging	0.8%
Software	0.7%
Building Products	0.7%
Semiconductors & Semiconductor Equipment	0.7%
Thrifts & Mortgage Finance	0.7%
Paper & Forest Products	0.6%
Leisure Equipment & Products	0.6%
Office Electronics	0.6%
Trading Companies & Distributors	0.5%
Transportation Infrastructure	0.5%
Independent Power Producers & Energy Traders	0.5%
Textiles, Apparel & Luxury Goods	0.3%
Repurchase Agreements	3.3%
Liabilities in excess of other assets	(0.5)%

100.0%

Allianz NFJ International Value II Fund

	Shares	Value
COMMON STOCK—97.9%
Australia—1.5%
AMP Ltd.	9,800	$47,077
SP AusNet	20,300	22,509

		69,586

Austria—0.7%
OMV AG	900	32,202

Brazil—2.4%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	800	65,096
Vale S.A. ADR	2,400	41,832

		106,928

Canada—7.2%
Atco Ltd., Class I	600	45,996
Barrick Gold Corp.	1,000	34,721
Calfrac Well Services Ltd.	1,000	23,355
Canadian Imperial Bank of Commerce	500	40,368
Cogeco Cable, Inc.	900	34,058
Genworth MI Canada, Inc.	1,600	33,261
Manulife Financial Corp.	3,600	46,316
Maple Leaf Foods, Inc.	1,900	21,040
Power Financial Corp.	1,700	45,369

		324,484

China—3.3%
China Petroleum & Chemical Corp., Class H	47,900	50,664
CNOOC Ltd.	21,800	46,333
Guangdong Investment Ltd.	64,700	52,634

		149,631

Denmark—1.1%
Carlsberg A/S, Class B	500	48,693

France—5.8%
Arkema S.A.	400	40,940
AXA S.A.	2,800	46,116
Cie Generale des Etablissements Michelin	400	37,280
Rallye S.A.	700	20,954
Sanofi	800	71,454
Valeo S.A.	900	42,725

		259,469

Germany—2.3%
Bayerische Motoren Werke AG	400	35,523
Deutsche Boerse AG	600	33,781
Muenchener Rueckversicherungs AG	200	34,154

		103,458

Hong Kong—3.9%
First Pacific Co., Ltd.	51,600	54,300
Jardine Strategic Holdings Ltd.	1,200	40,802
Wheelock & Co., Ltd.	10,200	49,340
Yue Yuen Industrial Holdings Ltd.	9,100	31,696

		176,138

India—2.1%
Sterlite Industries India Ltd. ADR	6,000	47,340
Tata Motors Ltd. ADR	1,800	45,126

		92,466

Ireland—1.0%
C&C Group PLC	8,900	47,406

Israel—2.2%
Israel Chemicals Ltd. ADR	3,700	46,620

	Shares	Value
Teva Pharmaceutical Industries Ltd. ADR	1,300	$52,455

		99,075

Japan—19.3%
Asahi Group Holdings Ltd.	2,900	65,265
Central Japan Railway Co.	500	39,652
Chiba Bank Ltd.	5,900	35,299
Daiichikosho Co., Ltd.	1,800	41,946
Electric Power Development Co., Ltd.	1,500	37,974
Hoya Corp.	1,700	32,705
Idemitsu Kosan Co., Ltd.	500	41,090
IHI Corp.	18,700	41,667
Kaken Pharmaceutical Co., Ltd.	2,300	36,057
KDDI Corp.	900	66,783
KYORIN Holdings, Inc.	1,000	21,277
Marubeni Corp.	7,700	50,943
Mitsui & Co., Ltd.	4,600	63,846
Nihon Kohden Corp.	600	19,715
Nippon Shokubai Co., Ltd.	3,800	37,114
Nippon Telegraph & Telephone Corp.	1,500	67,477
Nissan Motor Co., Ltd.	4,600	44,834
Otsuka Holdings Co., Ltd.	1,100	32,677
Suruga Bank Ltd.	2,800	36,277
Toyo Suisan Kaisha Ltd.	1,000	27,455
Tsuruha Holdings, Inc.	300	22,613

		862,666

Korea (Republic of)—2.4%
KT Corp. ADR	2,200	37,862
POSCO ADR	600	44,634
Shinhan Financial Group Co., Ltd. ADR	800	25,632

		108,128

Netherlands—0.8%
Aalberts Industries NV	1,800	34,089

Norway—2.5%
Statoil ASA	2,700	65,963
Yara International ASA	900	45,127

		111,090

Russian Federation—1.8%
Gazprom OAO ADR	4,300	38,270
Lukoil OAO ADR	700	44,051

		82,321

Singapore—2.0%
First Resources Ltd.	13,000	22,675
Golden Agri-Resources Ltd.	83,500	45,117
UOL Group Ltd.	5,000	23,832

		91,624

South Africa—1.7%
MTN Group Ltd. ADR	2,000	37,440
Sasol Ltd. ADR	900	38,115

		75,555

Spain—2.2%
Duro Felguera S.A.	5,400	35,115
Enagas S.A.	1,100	22,516
Mapfre S.A.	14,200	39,992

		97,623

Sweden—0.6%
Saab AB, Class B	1,300	25,303

Switzerland—1.8%
Aryzta AG (b)	400	20,234
Roche Holdings AG	300	59,098

		79,332

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	113

Schedules of Investments

November 30, 2012

	Shares	Value
Taiwan—1.0%
Advanced Semiconductor Engineering, Inc. ADR	10,495	$43,344

Turkey—1.1%
KOC Holding AS ADR	2,075	47,455

United Kingdom—27.2%
Aberdeen Asset Management PLC	4,400	23,834
African Barrick Gold PLC	7,800	51,625
AstraZeneca PLC	1,300	61,748
Aviva PLC	8,400	47,276
BAE Systems PLC	7,600	39,883
BP PLC	6,200	43,042
BT Group PLC	15,800	59,093
Centrica PLC	6,100	31,856
G4S PLC	10,200	40,395
GlaxoSmithKline PLC	3,000	64,248
Greene King PLC	3,600	35,292
HSBC Holdings PLC	4,700	47,997
Imperial Tobacco Group PLC	1,700	68,031
Inchcape PLC	5,600	38,394
Kingfisher PLC	10,100	45,024
Marks & Spencer Group PLC	7,500	46,951
Mondi PLC	4,400	45,222
Old Mutual PLC	14,737	40,491
Reckitt Benckiser Group PLC	700	44,030
Rio Tinto PLC	1,100	54,622
Royal Dutch Shell PLC, Class A	2,000	66,963
Sage Group PLC	8,700	43,459
Smith & Nephew PLC	3,900	41,089
TESCO PLC	10,000	52,167
Vodafone Group PLC	22,800	58,816
William Hill PLC	4,600	24,879

		1,216,427

Total Common Stock (cost—$4,094,849)		4,384,493

	Principal Amount (000s)
Repurchase Agreements—2.3%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $102,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $104,738 including accrued interest
(cost—$102,000)	$102	102,000

Total Investments (cost—$4,196,849) (a)—100.2%		4,486,493

Liabilities in excess of other assets—(0.2)%		(8,898)

Net Assets—100.0%		$4,477,595

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $3,281,096, representing 73.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2012 were as follows:

Oil, Gas & Consumable Fuels	10.4%
Pharmaceuticals	8.9%
Insurance	7.7%
Metals & Mining	6.1%
Commercial Banks	4.1%
Chemicals	3.8%
Diversified Telecommunication Services	3.7%
Wireless Telecommunication Services	3.6%
Beverages	3.6%
Food Products	3.1%
Automobiles	2.8%
Water Utilities	2.6%
Trading Companies & Distributors	2.6%
Machinery	2.5%
Food & Staples Retailing	2.1%
Diversified Financial Services	2.0%
Auto Components	1.8%
Multi-Utilities	1.7%
Media	1.7%
Real Estate Management & Development	1.6%
Tobacco	1.5%
Aerospace & Defense	1.5%
Health Care Equipment & Supplies	1.4%
Hotels, Restaurants & Leisure	1.3%
Holding Companies-Diversified	1.1%
Multiline Retail	1.1%
Paper & Forest Products	1.0%
Specialty Retail	1.0%
Household Products	1.0%
Software	1.0%
Semiconductors & Semiconductor Equipment	1.0%
Industrial Conglomerates	0.9%
Commercial Services & Supplies	0.9%
Road & Rail	0.9%
Distributors	0.9%
Independent Power Producers & Energy Traders	0.9%
Thrifts & Mortgage Finance	0.7%
Electronic Equipment, Instruments & Components	0.7%
Textiles, Apparel & Luxury Goods	0.7%
Capital Markets	0.5%
Energy Equipment & Services	0.5%
Gas Utilities	0.5%
Electric Utilities	0.5%
Repurchase Agreements	2.3%
Liabilities in excess of other assets	(0.2)%

100.0%

Allianz RCM China Equity Fund

	Shares	Value
COMMON STOCK—97.7%
China—85.2%
Bank of China Ltd., Class H	433,500	$182,841
Beijing Enterprises Holdings Ltd.	17,000	109,554
China Construction Bank Corp., Class H	366,800	281,053
China Everbright International Ltd. (b)	333,000	158,064
China Life Insurance Co., Ltd., Class H	84,500	247,634
China Mobile Ltd.	24,500	279,062
China Petroleum & Chemical Corp., Class H	54,000	57,116
China Resources Land Ltd.	26,000	69,750
China Shenhua Energy Co., Ltd., Class H	20,500	83,939
CNOOC Ltd.	113,000	240,168
Comba Telecom Systems Holdings Ltd.	141,600	50,962
CSR Corp. Ltd.	99,000	83,627
Digital China Holdings Ltd. (b)	98,000	163,072
Industrial & Commercial Bank of China, Class H	471,335	317,902
Kunlun Energy Co., Ltd.	36,000	73,275
PetroChina Co., Ltd., Class H	86,000	114,299
Ping An Insurance Group Co., Class H	9,500	71,680
Poly Property Group Co., Ltd. (c)	63,000	43,551
Qingling Motors Co., Ltd., Class H	512,000	118,868
Sino-Ocean Land Holdings Ltd.	184,500	138,016
Tencent Holdings Ltd.	5,100	165,977
Tiangong International Co., Ltd.	528,000	132,216
Tingyi Cayman Islands Holding Corp.	20,000	58,588
Yantai Changyu Pioneer Wine Co., Ltd., Class B	10,546	53,108
Zhongsheng Group Holdings Ltd.	46,500	57,480
Zhuzhou CSR Times Electric Co., Ltd., Class H (b)	28,700	87,521
ZTE Corp., Class H	19,160	29,120

		3,468,443

Hong Kong—12.5%
Aeon Stores Hong Kong Co., Ltd.	34,500	85,469
China Communications Construction Co., Ltd., Class H	43,000	39,146
CPMC Holdings Ltd.	148,000	103,501
Focus Media Holding Ltd. ADR	1,724	41,876
Natural Beauty Bio-Technology Ltd. (b)	350,000	36,119
Sa Sa International Holdings Ltd.	130,000	106,340
Wynn Macau Ltd.	18,000	51,308
Yuexiu Real Estate Investment Trust REIT	92,000	43,911

		507,670

Total Common Stock (cost—$4,033,726)		3,976,113

114	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

	Principal Amount (000s)	Value
Repurchase Agreements—6.3%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $255,000; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $264,338 including accrued interest
(cost—$255,000)	$255	$255,000

Total Investments (cost—$4,288,726) (a)—104.0%		4,231,113

Liabilities in excess of other assets—(4.0)%		(161,658)

Net Assets—100.0%		$4,069,455

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $3,848,768, representing 94.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2012 were as follows:

Commercial Banks	19.2%
Oil, Gas & Consumable Fuels	14.0%
Insurance	7.8%
Wireless Telecommunication Services	6.9%
Real Estate Management & Development	6.2%
Internet Software & Services	4.1%
Specialty Retail	4.0%
Electronic Equipment, Instruments & Components	4.0%
Commercial Services & Supplies	3.9%
Metals & Mining	3.2%
Automobiles	2.9%
Industrial Conglomerates	2.7%
Containers & Packaging	2.5%
Electrical Equipment	2.1%
Multiline Retail	2.1%
Machinery	2.1%
Communications Equipment	2.0%
Food Products	1.4%
Beverages	1.3%
Hotels, Restaurants & Leisure	1.3%
Real Estate Investment Trust	1.1%
Media	1.0%
Construction & Engineering	1.0%
Personal Products	0.9%
Repurchase Agreements	6.3%
Liabilities in excess of other assets	(4.0)%

100.0%

Allianz RCM Disciplined Equity Fund

	Shares	Value
COMMON STOCK—97.1%
Aerospace & Defense—6.0%
BE Aerospace, Inc. (a)	17,200	$814,592
Boeing Co.	26,620	1,977,334

		2,791,926

Beverages—1.7%
PepsiCo, Inc.	11,430	802,500

Biotechnology—4.2%
Amgen, Inc.	10,510	933,288
Celgene Corp. (a)	13,210	1,038,174

		1,971,462

Capital Markets—5.1%
BlackRock, Inc.	3,320	654,173
Morgan Stanley	14,100	237,867
Northern Trust Corp.	17,749	852,307
SEI Investments Co.	28,230	621,342

		2,365,689

Chemicals—4.7%
Air Products & Chemicals, Inc.	6,954	576,765
Mosaic Co.	17,840	964,430
Rockwood Holdings, Inc.	13,830	634,382

		2,175,577

Commercial Banks—4.8%
PNC Financial Services Group, Inc.	9,981	560,334
U.S. Bancorp	16,800	541,968
Wells Fargo & Co.	34,330	1,133,233

		2,235,535

Communications Equipment—3.4%
F5 Networks, Inc. (a)	2,320	217,338
QUALCOMM, Inc.	21,050	1,339,201

		1,556,539

Computers & Peripherals—4.7%
Apple, Inc.	1,995	1,167,634
EMC Corp. (a)	40,900	1,015,138

		2,182,772

Diversified Financial Services—1.7%
JPMorgan Chase & Co.	18,705	768,401

Diversified Telecommunication Services—4.4%
AT&T, Inc.	40,503	1,382,367
Verizon Communications, Inc.	14,442	637,181

		2,019,548

Electronic Equipment, Instruments & Components—0.7%
Corning, Inc.	25,040	306,239

Energy Equipment & Services—6.4%
Cameron International Corp. (a)	15,060	812,487
National Oilwell Varco, Inc.	10,960	748,568
Schlumberger Ltd.	20,000	1,432,400

		2,993,455

Food Products—1.6%
Archer-Daniels-Midland Co.	28,260	754,542

Health Care Equipment & Supplies—4.4%
Hologic, Inc. (a)	30,420	580,414
St. Jude Medical, Inc.	3,420	117,238
Varian Medical Systems, Inc. (a)	19,127	1,322,823

		2,020,475

	Shares	Value
Household Products—2.3%
Procter & Gamble Co.	15,110	$1,055,131

Industrial Conglomerates—4.5%
General Electric Co.	98,010	2,070,951

Insurance—1.5%
MetLife, Inc.	20,720	687,697

Internet Software & Services—2.8%
Akamai Technologies, Inc. (a)	18,700	684,794
eBay, Inc. (a)	11,500	607,430

		1,292,224

Leisure Equipment & Products—0.8%
Hasbro, Inc.	9,720	373,831

Machinery—2.3%
Caterpillar, Inc.	12,528	1,067,887

Metals & Mining—3.1%
Cliffs Natural Resources, Inc.	9,860	283,475
Freeport-McMoRan Copper & Gold, Inc.	29,750	1,160,547

		1,444,022

Multiline Retail—1.5%
Target Corp.	11,030	696,324

Oil, Gas & Consumable Fuels—8.4%
Apache Corp.	6,590	508,023
Chevron Corp.	3,280	346,663
Exxon Mobil Corp.	21,780	1,919,690
Occidental Petroleum Corp.	3,900	293,319
Southwestern Energy Co. (a)	9,593	332,973
Williams Cos., Inc.	15,130	496,869

		3,897,537

Pharmaceuticals—5.7%
Abbott Laboratories	9,730	632,450
Johnson & Johnson	10,880	758,662
Pfizer, Inc.	50,930	1,274,269

		2,665,381

Semiconductors & Semiconductor Equipment—2.2%
Intel Corp.	53,010	1,037,406

Software—8.1%
Activision Blizzard, Inc.	36,650	419,276
Adobe Systems, Inc. (a)	34,261	1,185,773
Autodesk, Inc. (a)	20,359	674,494
Intuit, Inc.	13,530	810,582
Nuance Communications, Inc. (a)	29,800	662,752

		3,752,877

Textiles, Apparel & Luxury Goods—0.1%
Coach, Inc.	730	42,223

Total Common Stock (cost—$40,918,471)		45,028,151

	Principal Amount (000s)
Repurchase Agreements—2.6%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $1,228,001; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $1,256,850 including accrued interest
(cost-$1,228,000)	$1,228	1,228,000

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	115

Schedules of Investments

November 30, 2012

Value

Total Investments (cost—$42,146,471)—99.7%	$46,256,151

Other assets less liabilities—0.3%	133,400

Net Assets—100.0%	$46,389,551

Notes to Schedule of Investments:
(a) Non-income producing.

Allianz RCM Global Water Fund

	Shares	Value
COMMON STOCK—97.0%
Austria—5.0%
Andritz AG	87,776	$5,592,162

Brazil—3.5%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	47,866	3,894,856

China—2.1%
China Everbright International Ltd. (c)	1,882,000	893,323
Guangdong Investment Ltd.	1,834,000	1,491,970

		2,385,293

France—5.9%
Suez Environnement Co.	253,847	2,766,744
Veolia Environnement S.A.	350,464	3,801,315

		6,568,059

Hong Kong—0.7%
Beijing Enterprises Water Group Ltd.	3,000,000	703,855
Fook Woo Group Holdings Ltd. (b)(d)	944,000	41,780

		745,635

Israel—3.8%
Israel Chemicals Ltd.	340,000	4,189,008

Netherlands—2.7%
Arcadis NV	131,721	3,059,764

Sweden—3.4%
Alfa Laval AB	193,022	3,801,092

Switzerland—14.2%
Geberit AG (d)	39,292	8,308,877
Pentair Ltd.	94,000	4,558,060
Sulzer AG	19,000	2,946,067

		15,813,004

United Kingdom—17.1%
Halma PLC	440,324	3,081,285
Pennon Group PLC	279,540	2,772,729
Rotork PLC (c)	30,000	1,192,890
Severn Trent PLC	246,430	6,377,624
United Utilities Group PLC	509,192	5,561,232

		18,985,760

United States—38.6%
American Water Works Co., Inc.	250,084	9,545,706
Aqua America, Inc.	181,400	4,632,956
Danaher Corp.	130,415	7,038,498
Franklin Electric Co., Inc.	48,515	2,889,554
Gorman-Rupp Co.	40,000	1,113,200
IDEX Corp.	107,420	4,828,529
Lindsay Corp.	15,522	1,227,635
Roper Industries, Inc.	10,423	1,162,477
Tetra Tech, Inc. (d)	152,207	3,920,852
Watts Water Technologies, Inc., Class A	49,768	2,035,014
Xylem, Inc.	174,214	4,545,243

		42,939,664

Total Common Stock (cost—$96,003,758)		107,974,297

	Principal Amount (000s)	Value
Repurchase Agreements—2.1%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $2,353,002; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $2,403,975 including accrued interest
(cost—$2,353,000)	$2,353	$2,353,000

Total Investments (cost—$98,356,758) (a)—99.1%		110,327,297

Other assets less liabilities—0.9%		947,627

Net Assets—100.0%		$111,274,924

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $56,539,937, representing 50.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $41,780, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:
ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of November 30, 2012 were as follows:

Water Utilities	31.4%
Machinery	28.6%
Building Products	7.5%
Industrial Conglomerates	6.3%
Multi-Utilities	5.9%
Commercial Services & Supplies	4.4%
Chemicals	3.8%
Electrical Equipment	3.6%
Electronic Equipment, Instruments & Components	2.8%
Construction & Engineering	2.7%
Repurchase Agreements	2.1%
Other assets less liabilities	0.9%

100.0%

116	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

Allianz RCM International Small-Cap Fund

	Shares	Value
COMMON STOCK—95.2%
Austria—2.8%
Lenzing AG	16,391	$1,358,806
Schoeller-Bleckmann Oilfield Equipment AG	19,757	2,048,110

		3,406,916

China—4.1%
China Everbright International Ltd. (c)	3,305,000	1,568,774
Dah Chong Hong Holdings Ltd.	660,000	679,937
Sunny Optical Technology Group Co., Ltd.	2,480,000	1,619,482
Tiangong International Co., Ltd.	4,452,000	1,114,823

		4,983,016

Denmark—3.3%
Christian Hansen Holding A/S	31,202	1,009,953
SimCorp A/S (c)	7,834	1,741,253
Topdanmark A/S (d)	5,761	1,201,900

		3,953,106

Finland—1.4%
Vacon PLC	33,353	1,702,558

France—2.3%
Sartorius Stedim Biotech	17,838	1,739,942
Virbac S.A.	5,799	1,070,279

		2,810,221

Germany—10.4%
Aareal Bank AG (c)(d)	53,851	1,171,054
Bechtle AG (c)	23,424	870,688
Deutsche Wohnen AG	104,049	2,012,907
Dialog Semiconductor PLC (d)	60,455	1,230,749
Gerry Weber International AG	28,285	1,339,271
MTU Aero Engines Holding AG	17,840	1,588,301
Pfeiffer Vacuum Technology AG (c)	17,807	2,024,405
Wirecard AG	96,551	2,374,619

		12,611,994

Hong Kong—3.2%
AAC Technologies Holdings, Inc.	162,000	608,022
China Overseas Grand Oceans Group Ltd.	803,000	864,786
Dah Sing Financial Holdings Ltd.	244,000	1,043,109
Focus Media Holding Ltd. ADR	29,300	711,697
Ju Teng International Holdings Ltd.	1,520,000	617,647

		3,845,261

Indonesia—3.4%
Erajaya Swasembada Tbk PT (d)	6,456,000	1,936,082
Gajah Tunggal Tbk PT	2,166,000	496,155
Surya Semesta Internusa Tbk PT	9,269,000	1,080,767
Wijaya Karya Persero Tbk PT	3,670,000	622,925

		4,135,929

Ireland—1.7%
Paddy Power PLC	27,312	2,060,552

	Shares	Value
Italy—1.4%
Yoox SpA (d)	112,024	$1,734,740

Japan—25.3%
Aica Kogyo Co., Ltd.	96,000	1,651,749
Anritsu Corp.	112,000	1,444,553
Chiyoda Co., Ltd.	64,700	1,724,627
Denki Kogyo Co., Ltd.	241,000	1,082,312
Doshisha Co., Ltd.	46,700	1,257,965
FP Corp.	25,700	1,784,693
Lasertec Corp.	50,000	830,540
Musashi Seimitsu Industry Co., Ltd.	87,100	1,822,397
Nichiha Corp.	120,000	1,357,538
Nippon Shokubai Co., Ltd.	175,000	1,709,206
Nissin Electric Co., Ltd.	237,000	1,276,341
Park24 Co., Ltd.	107,200	1,812,635
Rohto Pharmaceutical Co., Ltd.	114,000	1,455,435
Sintokogio Ltd.	109,800	749,175
Suruga Bank Ltd.	111,000	1,438,116
Tadano Ltd.	259,000	1,927,306
Taiheiyo Cement Corp.	631,000	1,412,022
Tatsuta Electric Wire and Cable Co., Ltd.	178,000	1,719,734
Tokyo Ohka Kogyo Co., Ltd.	60,100	1,215,890
Toshiba Plant Systems & Services Corp.	155,000	2,071,879
Zenrin Co., Ltd.	61,600	832,625

		30,576,738

Korea (Republic of)—2.0%
Fila Korea Ltd.	7,693	429,629
Nexen Tire Corp.	55,790	875,893
Partron Co., Ltd.	62,700	1,101,815

		2,407,337

Malaysia—0.7%
Gamuda Bhd.	660,600	792,829

Netherlands—2.4%
Nutreco NV	21,492	1,753,781
Unit 4 NV	39,922	1,093,721

		2,847,502

Norway—4.4%
ProSafe SE	147,155	1,239,338
Schibsted ASA	65,582	2,712,521
TGS Nopec Geophysical Co. ASA	41,725	1,318,997

		5,270,856

Philippines—1.8%
Alliance Global Group, Inc.	4,000,000	1,594,750
Robinsons Land Corp.	1,327,800	617,703

		2,212,453

Spain—1.1%
Tecnicas Reunidas S.A.	28,369	1,322,762

Sweden—7.6%
Axis Communications AB	60,002	1,501,871
Betsson AB (d)	52,578	1,443,731
Elekta AB, Class B (c)	89,428	1,293,140
Hufvudstaden AB, Class A	137,863	1,762,645
Nibe Industrier AB, Class B	123,565	1,746,990
Wallenstam AB, Class B	118,743	1,363,878

		9,112,255

Switzerland—4.9%
Aryzta AG (d)	22,897	1,165,688
Burckhardt Compression Holding AG	2,205	695,673
Dufry AG (d)	12,791	1,720,553

	Shares	Value
Interroll Holding AG (c)(d)	5,767	$2,078,534
Vetropack Holding AG	164	291,296

		5,951,744

Thailand—1.1%
Major Cineplex Group PCL (b)	2,032,500	1,304,215

United Kingdom—9.9%
Abcam PLC	107,442	620,268
Aveva Group PLC (c)	42,658	1,399,640
Croda International PLC	50,260	1,918,168
Hikma Pharmaceuticals PLC	120,833	1,461,318
Restaurant Group PLC	390,357	2,397,974
Rotork PLC (c)	50,100	1,992,127
Spirax-Sarco Engineering PLC	61,562	2,157,486

		11,946,981

Total Common Stock (cost—$99,796,478)		114,989,965

	Principal Amount (000s)
Repurchase Agreements—3.9%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $4,667,004; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $4,763,063 including accrued interest
(cost—$4,667,000)	$4,667	4,667,000

Total Investments (cost—$104,463,478) (a)—99.1%		119,656,965

Other assets less liabilities—0.9%		1,079,728

Net Assets—100.0%		$120,736,693

Notes to Schedule of Investments:
(a) Securities with an
aggregate value of $102,194,230, representing
84.6% of net assets,
were valued utilizing
modeling tools provided by a third-party vendor.
See Note 1(a) and Note 1(b) in the Notes to Financial
Statements.

(b) Fair-Valued—Security with a value of $1,304,215, representing 1.1% of net assets. See Note 1(a) and Note 1(b) in the notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	117

Schedules of Investments

November 30, 2012

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets as of November 30, 2012 were as follows:

Machinery	9.6%
Chemicals	6.0%
Real Estate Management & Development	5.5%
Energy Equipment & Services	4.9%
Hotels, Restaurants & Leisure	4.9%
Media	4.6%
Electronic Equipment, Instruments & Components	4.2%
Building Products	3.9%
Electrical Equipment	3.9%
Construction & Engineering	3.8%
Software	3.5%
Pharmaceuticals	3.3%
Specialty Retail	2.9%
Commercial Services & Supplies	2.8%
IT Services	2.7%
Auto Components	2.7%
Communications Equipment	2.6%
Health Care Equipment & Supplies	2.5%
Food Products	2.4%
Commercial Banks	2.1%
Containers & Packaging	1.7%
Semiconductors & Semiconductor Equipment	1.7%
Distributors	1.6%
Textiles, Apparel & Luxury Goods	1.5%
Internet & Catalog Retail	1.4%
Leisure Equipment & Products	1.3%
Industrial Conglomerates	1.3%
Aerospace & Defense	1.3%
Construction Materials	1.2%
Insurance	1.0%
Thrifts & Mortgage Finance	1.0%
Metals & Mining	0.9%
Biotechnology	0.5%
Repurchase Agreements	3.9%
Other assets less liabilities	0.9%

100.0%

Allianz RCM Redwood Fund

	Shares	Value
COMMON STOCK—90.1%
Airlines—0.8%
United Continental Holdings, Inc. (a)(b)	4,000	$80,880

Auto Components—1.9%
Autoliv, Inc. (a)	3,100	187,116

Automobiles—1.5%
Ford Motor Co. (a)	13,200	151,140

Beverages—1.2%
Monster Beverage Corp. (a)(b)	2,300	119,715

Building Products—1.7%
Owens Corning (a)(b)	4,800	165,984

Capital Markets—2.0%
Morgan Stanley (a)	11,700	197,379

Chemicals—3.5%
LyondellBasell Industries NV, Class A (a)	3,700	184,001
Potash Corp. of Saskatchewan, Inc. (a)	4,300	165,636

		349,637

Commercial Banks—1.9%
Comerica, Inc. (a)	6,500	192,335

Communications Equipment—1.5%
Juniper Networks, Inc. (a)(b)	3,700	66,526
Riverbed Technology, Inc. (a)(b)	4,500	80,550

		147,076

Computers & Peripherals—9.2%
Apple, Inc. (a)	900	526,752
NetApp, Inc. (a)(b)	3,900	123,669
SanDisk Corp. (a)(b)	2,900	113,390
Western Digital Corp. (a)	4,500	150,480

		914,291

Diversified Financial Services—2.9%
Citigroup, Inc. (a)	8,300	286,931

Energy Equipment & Services—4.2%
Cameron International Corp. (a)(b)	4,000	215,800
Transocean Ltd. (a)	4,300	198,660

		414,460

Food & Staples Retailing—3.8%
Walgreen Co. (a)	7,000	237,370
Whole Foods Market, Inc. (a)	1,500	140,040

		377,410

Food Products—2.2%
Mead Johnson Nutrition Co. (a)	3,200	218,208

Health Care Equipment & Supplies—0.8%
Baxter International, Inc. (a)	1,200	79,524

Health Care Providers & Services—9.4%
Aetna, Inc. (a)	6,500	280,735
Express Scripts Holding Co. (a)(b)	3,600	193,860
HCA Holdings, Inc. (a)	9,700	307,975
UnitedHealth Group, Inc. (a)	2,700	146,853

		929,423

Hotels, Restaurants & Leisure—3.8%
Las Vegas Sands Corp. (a)	8,100	377,865

	Shares	Value
Industrial Conglomerates—2.2%
Danaher Corp. (a)	4,100	$221,277

Media—2.8%
CBS Corp., Class B (a)	7,800	280,644

Metals & Mining—2.8%
Freeport-McMoRan Copper & Gold, Inc.	2,500	97,525
U.S. Steel Corp. (a)	8,400	181,104

		278,629

Oil, Gas & Consumable Fuels—5.6%
CONSOL Energy, Inc. (a)	2,900	90,915
EOG Resources, Inc. (a)	900	105,858
Southwestern Energy Co. (a)(b)	5,100	177,021
Suncor Energy, Inc. (a)	5,700	185,877

		559,671

Paper & Forest Products—2.8%
International Paper Co. (a)	7,500	278,550

Personal Products—3.1%
Avon Products, Inc. (a)	7,300	101,835
Estee Lauder Cos., Inc., Class A (a)	3,600	209,700

		311,535

Pharmaceuticals—2.1%
Allergan, Inc. (a)	2,200	204,050

Semiconductors & Semiconductor Equipment—4.1%
Broadcom Corp., Class A (a)(b)	4,000	129,520
Intel Corp. (a)	4,800	93,936
Skyworks Solutions, Inc. (a)(b)	8,300	187,995

		411,451

Software—7.1%
Citrix Systems, Inc. (a)(b)	2,100	128,436
Microsoft Corp. (a)	8,200	218,284
Oracle Corp. (a)	11,300	362,730

		709,450

Specialty Retail—1.5%
Abercrombie & Fitch Co., Class A (a)	1,500	68,835
Tiffany & Co. (a)	1,400	82,572

		151,407

Textiles, Apparel & Luxury Goods—2.0%
Coach, Inc. (a)	3,500	202,440

Trading Companies & Distributors—1.7%
United Rentals, Inc. (a)(b)	4,000	166,120

Total Common Stock (cost—$8,716,058)		8,964,598

	Principal Amount (000s)
Repurchase Agreements—27.1%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $2,700,002; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $2,758,088 including accrued interest
(cost—$2,700,000)	$2,700	2,700,000

Total Investments, before options written (cost—$11,416,058)—117.2%		11,664,598

118	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

	Contracts	Value
OPTIONS WRITTEN (b)—(16.0)%
Call Options—(15.7)%
Abercrombie & Fitch Co. (CBOE)
strike price $38, expires 1/19/13	15	$(12,675)
Aetna, Inc. (CBOE) strike price $40, expires 1/19/13	65	(22,912)
Allergan, Inc. (CBOE) strike price $80, expires 4/20/13	22	(30,470)
Apple, Inc. (CBOE) strike price $535, expires 1/18/14	9	(96,773)
Autoliv, Inc. (CBOE) strike price $50, expires 6/22/13	31	(36,890)
Avon Products, Inc. (CBOE) strike price $14, expires 4/20/13	73	(10,950)
Baxter International, Inc. (CBOE)
strike price $52.50, expires 4/20/13	12	(16,620)
Broadcom Corp. (CBOE) strike price $30, expires 1/19/13	40	(11,200)
Cameron International, Inc. (CBOE)
strike price $47, expires 1/18/14	40	(48,800)
CBS Corp. (CBOE) strike price $25, expires 1/18/14	78	(91,650)
Citigroup, Inc. (CBOE) strike price $30, expires 1/19/13	56	(28,000)
strike price $32, expires 6/22/13	27	(13,365)
Citrix Systems, Inc. (CBOE) strike price $55, expires 1/19/13	21	(14,910)
Coach, Inc. (CBOE) strike price $50, expires 1/19/13	35	(28,000)
Comerica, Inc. (CBOE) strike price $28, expires 4/20/13	65	(16,867)
Consol Energy, Inc. (CBOE) strike price $30, expires 1/19/13	29	(7,221)
Danaher Corp. (CBOE) strike price $47, expires 1/18/14	41	(38,745)
EOG Resources, Inc. (CBOE) strike price $95, expires 4/20/13	9	(22,792)
Estee Lauder Cos. (CBOE) strike price $52.50, expires 1/18/14	36	(35,640)
Express Scripts Holding Co. (CBOE)
strike price $52.50, expires 2/16/13	36	(10,800)
Ford Motor Co. (CBOE) strike price $10, expires 1/19/13	132	(19,800)
Freeport-McMoRan Copper & Gold, Inc. (CBOE)
strike price $31, expires 5/18/13	25	(21,625)
HCA Holdings, Inc. (CBOE) strike price $25.50, expires 6/22/13	97	(72,750)
Intel Corp. (CBOE) strike price $21, expires 7/20/13	48	(3,984)

	Contracts	Value
International Paper Co. (CBOE)
strike price $28, expires 4/20/13	75	$(69,938)
Juniper Networks, Inc. (CBOE)
strike price $17.50, expires 1/19/13	37	(4,662)
Las Vegas Sands Corp. (CBOE)
strike price $38, expires 1/18/14	81	(87,075)
LyondellBasell Industries (CBOE)
strike price $37.25, expires 6/22/13	37	(48,840)
Mead Johnson Nutrition Co. (CBOE)
strike price $55, expires 5/18/13	32	(43,920)
Microsoft Corp. (CBOE) strike price $26, expires 4/20/13	82	(14,104)
Monster Beverage Corp. (CBOE)
strike price $45, expires 3/16/13	23	(22,080)
Morgan Stanley (CBOE) strike price $12, expires 4/20/13	117	(59,670)
NetApp, Inc. (CBOE) strike price $30, expires 1/19/13	39	(9,906)
Oracle Corp. (CBOE) strike price $28, expires 3/16/13	113	(50,850)
Owens Corning (CBOE) strike price $25, expires 2/16/13	48	(45,840)
Potash Corp. of Saskatchewan (CBOE)
strike price $38, expires 3/16/13	43	(9,976)
Riverbed Technology, Inc. (CBOE)
strike price $18, expires 12/22/12	45	(2,970)
Sandisk Corp. (CBOE) strike price $35, expires 4/20/13	29	(17,762)
Skyworks Solutions, Inc. (CBOE)
strike price $20, expires 2/16/13	83	(29,880)
Soutwestern Energy Co. (CBOE)
strike price $30, expires 3/16/13	51	(28,305)
Suncor Energy, Inc. (CBOE) strike price $28, expires 1/19/13	57	(27,645)
Tiffany & Co. (CBOE) strike price $50, expires 5/18/13	14	(14,490)
Transocean Ltd. (CBOE) strike price $35, expires 1/19/13	43	(48,160)
U.S. Steel Corp (CBOE) strike price $21, expires 1/19/13	84	(12,768)
United Continental Holdings, Inc. (CBOE)
strike price $15, expires 1/19/13	40	(21,200)
United Rentals, Inc. (CBOE) strike price $27, expires 1/18/14	40	(69,120)
UnitedHealth Group, Inc. (CBOE)
strike price $47, expires 1/18/14	27	(26,663)
Walgreen Co. (CBOE) strike price $31, expires 1/19/13	70	(22,050)
Western Digital Corp. (CBOE)
strike price $30, expires 1/19/13	45	(18,900)

	Contracts	Value
Whole Foods Market, Inc. (CBOE)
strike price $75, expires 1/18/14	15	$(34,913)

		(1,555,126)

Put Options - (0.3)%
American Express Co. (CBOE)
strike price $47, expires 1/19/13	76	(988)
AT&T, Inc. (CBOE) strike price $31, expires 7/20/13	72	(8,640)
Caterpillar, Inc. (CBOE) strike price $75, expires 1/19/13	33	(1,551)
Google, Inc. (CBOE) strike price $545, expires 1/18/14	9	(19,035)
Hasbro, Inc. (CBOE) strike price $32.50, expires 1/19/13	47	(470)
Pfizer, Inc. (CBOE) strike price $19, expires 3/16/13	153	(841)

		(31,525)

Total Options Written (premiums received—$2,119,873)		(1,586,651)

Total Investments, net of options written (cost—$9,296,185)—101.2%		10,077,947

Other liabilities in excess of other assets—(1.2)%		(122,916)

Net Assets—100.0%		$9,955,031

Notes to Schedule of Investments:
(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

Glossary:
CBOE—Chicago Board Options Exchange

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	119

Schedules of Investments

November 30, 2012

Allianz RCM Short Duration High Income Fund

	Principal Amount (000s)	Value
CORPORATE BONDS & NOTES—83.4%
Aerospace & Defense—1.5%
Triumph Group, Inc., 8.00%, 11/15/17	$2,820	$3,059,700

Auto Components—2.0%
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	4,125	4,279,688

Banking—5.4%
Ally Financial, Inc.,
3.125%, 1/15/16 (d)	720	722,524
4.50%, 2/11/14	1,250	1,289,063
4.625%, 6/26/15	2,500	2,607,695
5.50%, 2/15/17	1,535	1,636,001
CIT Group, Inc.,
4.25%, 8/15/17	1,770	1,816,955
4.75%, 2/15/15 (a)(c)	1,615	1,683,637
5.00%, 5/15/17	1,525	1,605,062

		11,360,937

Coal—1.6%
CONSOL Energy, Inc., 8.00%, 4/1/17	3,160	3,397,000

Commercial Services—6.6%
Avis Budget Car Rental LLC,
2.81%, 5/15/14 (e)	2,535	2,541,337
4.875%, 11/15/17 (a)(c)	3,485	3,502,425
7.75%, 5/15/16	2,397	2,465,938
Corrections Corp. of America,
6.75%, 1/31/14	8	8,016
7.75%, 6/1/17	3,450	3,693,656
UR Financing (a)(c), 5.75%, 7/15/18	1,570	1,697,563

		13,908,935

Containers & Packaging—6.5%
Ball Corp., 7.125%, 9/1/16	2,235	2,413,800
Crown Americas LLC, 7.625%, 5/15/17	2,160	2,303,100
Plastipak Holdings, Inc. (a)(c),
8.50%, 12/15/15	4,380	4,478,550
Sealed Air Corp., 7.875%, 6/15/17	4,175	4,488,125

		13,683,575

Diversified Financial Services—9.1%
CNH Capital LLC,
3.875%, 11/1/15 (a)(c)	1,170	1,203,637
6.25%, 11/1/16	2,000	2,195,000
Ford Motor Credit Co. LLC, 3.875%, 1/15/15	1,300	1,350,829
General Motors Financial Co., Inc. (a)(c),
4.75%, 8/15/17	5,555	5,786,416
International Lease Finance Corp.,
4.875%, 4/1/15	1,900	1,954,625
5.65%, 6/1/14	750	782,813
6.375%, 3/25/13	702	712,530
6.625%, 11/15/13	1,467	1,529,347
National Money Mart Co., 10.375%, 12/15/16	1,862	2,071,475
SLM Corp.,
3.875%, 9/10/15	500	511,557
5.00%, 4/15/15	175	186,186
5.375%, 5/15/14	250	263,323
6.00%, 1/25/17	500	542,500

		19,090,238

	Principal Amount (000s)	Value
Electric Utilities—3.0%
AES Corp.,
7.75%, 3/1/14	$200	$214,750
7.75%, 10/15/15	300	338,250
Calpine Construction Finance Co. L.P. (a)(c),
8.00%, 6/1/16	2,285	2,450,662
CMS Energy Corp., 2.75%, 5/15/14	250	254,979
Ipalco Enterprises, Inc. (a)(c),
7.25%, 4/1/16	300	333,750
NRG Energy, Inc., 7.625%, 1/15/18	2,535	2,813,850

		6,406,241

Electrical Equipment—0.8%
General Cable Corp. (e), 2.735%, 4/1/15	1,777	1,759,230

Food & Beverage—7.8%
ARAMARK Corp.,
3.813%, 2/1/15 (e)	350	350,875
8.50%, 2/1/15	1,607	1,627,104
Constellation Brands, Inc., 8.375%, 12/15/14	73	81,942
Cott Beverages, Inc., 8.375%, 11/15/17	2,270	2,479,975
Delhaize Group S.A., 6.50%, 6/15/17	1,360	1,554,971
Ingles Markets, Inc., 8.875%, 5/15/17	4,183	4,507,182
Stater Bros. Holdings, Inc., 7.75%, 4/15/15	5,734	5,880,934

		16,482,983

Healthcare-Services—2.4%
HCA, Inc.,
6.25%, 2/15/13	195	197,194
6.50%, 2/15/16	1,775	1,939,187
6.75%, 7/15/13	475	491,625
7.19%, 11/15/15	880	972,400
9.875%, 2/15/17	323	345,206
Health Management Associates, Inc.,
6.125%, 4/15/16	1,050	1,145,813

		5,091,425

Holding Companies-Diversified—0.7%
Leucadia National Corp., 8.125%, 9/15/15	860	976,100
Susser Holdings LLC, 8.50%, 5/15/16	470	505,250

		1,481,350

Household Products/Wares—2.2%
Jarden Corp., 8.00%, 5/1/16	3,290	3,520,300
Prestige Brands, Inc., 8.25%, 4/1/18	1,000	1,105,000

		4,625,300

Iron/Steel—2.0%
ArcelorMittal, 4.25%, 2/25/15	4,150	4,193,737

Leisure—0.3%
Royal Caribbean Cruises Ltd.,
7.00%, 6/15/13	250	258,125
7.25%, 6/15/16	230	259,900

		518,025

Lodging—5.6%
MGM Resorts International,
5.875%, 2/27/14	701	732,545

	Principal Amount (000s)	Value
6.625%, 7/15/15	$3,619	$3,872,330
6.75%, 4/1/13	425	434,031
6.875%, 4/1/16	3,058	3,218,545
Wynn Las Vegas LLC, 7.875%, 11/1/17	3,219	3,516,758

		11,774,209

Machinery-Diversified—0.1%
Case New Holland, Inc., 7.75%, 9/1/13	150	157,125

Media—5.6%
CCO Holdings LLC, 7.25%, 10/30/17	3,000	3,288,750
Cequel Communications Holdings I LLC (a)(c),
8.625%, 11/15/17	1,750	1,876,875
DISH DBS Corp.,
4.625%, 7/15/17	4,355	4,518,312
6.625%, 10/1/14	65	70,363
7.00%, 10/1/13	175	182,875
Quebecor Media, Inc., 7.75%, 3/15/16	661	682,482
Sinclair Television Group, Inc. (a)(c),
9.25%, 11/1/17	1,096	1,211,080

		11,830,737

Mining—2.3%
FMG Resources August 206 Pty Ltd. (a)(c),
7.00%, 11/1/15	4,770	4,889,250

Oil & Gas—2.3%
Chesapeake Energy Corp., 7.625%, 7/15/13	1,085	1,125,687
Sabine Pass LNG L.P., 7.50%, 11/30/16	2,665	2,891,525
SandRidge Energy, Inc., 9.875%, 5/15/16	745	808,325

		4,825,537

Pharmaceuticals—1.9%
Valeant Pharmaceuticals International (a)(c),
6.50%, 7/15/16	3,750	3,975,000

Pipelines—0.8%
Regency Energy Partners L.P.,
9.375%, 6/1/16	1,645	1,776,600

Real Estate Investment Trust—0.9%
Felcor Lodging L.P., 10.00%, 10/1/14	584	663,570
Host Hotels & Resorts L.P., 6.75%, 6/1/16	1,097	1,130,596

		1,794,166

Retail—0.8%
Limited Brands, Inc., 5.25%, 11/1/14	125	132,812
QVC, Inc. (a)(c), 7.125%, 4/15/17	1,535	1,616,033

		1,748,845

Software—2.2%
First Data Corp., 9.875%, 9/24/15	4,502	4,625,805

Telecommunications—9.0%
CC Holdings GS V LLC (a)(c),
7.75%, 5/1/17	4,125	4,403,438
7.75%, 5/15/16	4,937	5,245,562
Crown Castle International Corp.,
9.00%, 1/15/15	809	862,596
Frontier Communications Corp.,
8.25%, 5/1/14	170	185,300

120	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2012

	Principal Amount (000s)	Value
Inmarsat Finance PLC (a)(c),
7.375%, 12/1/17	$320	$342,400
Intelsat Investments S.A., 6.50%, 11/1/13	106	110,240
Sprint Nextel Corp., 6.00%, 12/1/16	7,250	7,902,500

		19,052,036

Total Corporate Bonds & Notes (cost—$173,496,424)		175,787,674

SENIOR LOANS (a)(b)—10.0%
Commercial Services & Supplies—0.9%
KAR Auction Services, Inc., Term B,
5.00%, 5/19/17	1,832	1,845,921

Computers—0.0%
First Data Corp., Term B1,
2.958%, 9/24/14	22	22,200

Energy Equipment & Services—0.7%
Energy Transfer Equity, L.P., Term B,
3.75%, 3/26/17	1,500	1,507,917

Financial Services—0.7%
Capital Automotive L.P., Term B,
5.25%, 3/11/17	1,460	1,473,723

Food Products—0.5%
Del Monte Foods Co., Term B (d),
4.50%, 3/8/18	1,000	1,001,975

Household Products—0.1%
Spectrum Brands, Inc. (d),
4.50%, 10/9/19	250	252,098

Leisure—0.9%
AMC Entertainment, Inc., Term B2,
4.25%, 12/15/16	1,995	2,008,832

Oil & Gas—1.9%
Chesapeake Energy Corp. (d),
5.75%, 12/2/17	4,000	3,940,356

Telecommunications—4.3%
Asurion LLC (d),
5.50%, 5/24/18	4,494	4,539,833
Intelsat Jackson Holdings Ltd.,
3.208%, 2/1/14	2,000	1,995,626
Univision Communications, Inc.,
4.459%, 3/31/17	2,599	2,541,815

		9,077,274

Total Senior Loans (cost—$20,989,487)		21,130,296

CONVERTIBLE BONDS—1.3%
Containers & Packaging—1.3%
Owens-Brockway Glass Container, Inc. (a)(c),
3.00%, 6/1/15 (cost—$2,681,139)	2,750	2,729,375

	Principal Amount (000s)	Value
Repurchase Agreements—5.8%
State Street Bank & Trust Co., dated 11/30/12, 0.01%, due 12/3/12, proceeds $12,144,010; collateralized by U.S. Treasury Notes, 0.25%, due 8/15/15, valued at $12,389,494 including accrued interest
(cost—$12,144,000)	$12,144	$12,144,000

Total Investments (cost—$209,311,050)—100.5%		211,791,345

Liabilities in excess of other assets—(0.5)%		(1,031,994)

Net Assets—100.0%		$210,759,351

Notes to Schedule of Investments:
(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $63,310,387, representing 30.0% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on November 30, 2012.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) When-issued or delayed-delivery. To be settled/delivered after November 30, 2012.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on November 30, 2012.

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	121

Statements of Assets and Liabilities

November 30, 2012
	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2025	AGI Solutions 2030

Assets:
Investments, at value	$1,639,518	$1,418,582	$1,011,107	$2,512,937
Investments in Affiliates, at value	15,967,830	14,071,038	9,778,799	24,526,830
Repurchase agreements, at value	125,000	114,000	—	326,000
Cash	602	728	81,991	876
Receivable for Fund shares sold	2,185	2,724	6,398	10,705
Receivable from Investment Manager	2,408	1,286	1,247	8,607
Dividends receivable from Affiliates	1,090	672	124	—
Receivable for investments in Affiliates sold	—	—	—	2,850
Prepaid expenses	—	—	—	—
Total Assets	17,738,633	15,609,030	10,879,666	27,388,805

Liabilities:
Payable for investments in Affiliates purchased	—	—	—	126,898
Payable for investments purchased	—	—	—	12,653
Payable for Fund shares redeemed	24,083	7,000	—	20,978
Distribution fees payable	1,595	547	286	754
Servicing fees payable	1,114	491	326	2,647
Administrative fees payable	2,497	1,856	1,315	4,558
Accrued expenses	—	—	—	—
Total Liabilities	29,289	9,894	1,927	168,488
Net Assets	$17,709,344	$15,599,136	$10,877,739	$27,220,317

Net Assets Consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$9	$8	$7	$14
Paid-in-capital in excess of par	16,458,506	14,555,160	10,489,567	26,029,763
Undistributed net investment income	228,201	181,156	109,600	242,890
Accumulated net realized gain (loss)	(227,108)	16,037	32,188	(65,413)
Net unrealized appreciation	1,249,736	846,775	246,377	1,013,063
Net Assets	$17,709,344	$15,599,136	$10,877,739	$27,220,317

Cost of Investments	$1,552,513	$1,359,838	$990,624	$2,457,408
Cost of Investments in Affiliates	$14,805,099	$13,283,007	$9,552,905	$23,569,296
Cost of Repurchase Agreements	$125,000	$114,000	$—	$326,000

Net Assets:
Class A	$1,797,606	$985,243	$335,382	$10,691,596
Class B	—	—	—	—
Class C	2,049,046	364,290	—	604,546
Class D	1,290,235	265,535	—	519,118
Class R	468,535	937,984	1,283,676	1,103,167
Class P	3,845,342	5,322,541	3,873,171	5,103,387
Institutional Class	8,243,295	7,708,128	5,374,322	9,182,273
Administrative Class	15,285	15,415	11,188	16,230

Shares Issued and Outstanding:
Class A	92,075	51,453	20,172	539,965
Class B	—	—	—	—
Class C	106,992	19,394	—	30,955
Class D	66,104	13,856	—	26,167
Class R	24,033	49,005	77,476	55,584
Class P	195,575	275,769	232,337	254,897
Institutional Class	418,911	398,939	322,207	458,223
Administrative Class	780	801	673	813

Net Asset Value and Redemption Price Per Share:*
Class A	$19.52	$19.15	$16.63	$19.80
Class B	—	—	—	—
Class C	19.15	18.78	—	19.53
Class D	19.52	19.16	—	19.84
Class R	19.50	19.14	16.57	19.85
Class P	19.66	19.30	16.67	20.02
Institutional Class	19.68	19.32	16.68	20.04
Administrative Class	19.60	19.25	16.62	19.96

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

122	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

AGI Solutions 2035	AGI Solutions 2040	AGI Solutions 2045	AGI Solutions 2050	AGI Solutions 2055	AGI Solutions Global Allocation	AGI Solutions Global Growth Allocation	AGI Solutions Retirement Income

$793,221	$1,160,174	$491,646	$702,852	$278,385	$13,458,569	$555,343	$2,690,965
9,350,070	12,085,538	5,149,345	8,384,133	3,327,176	193,203,322	6,759,886	26,560,281
—	104,000	—	—	—	661,000	—	343,000
85,439	933	41,348	90,486	23,341	577	40,597	604
1,472	1,556	587	30,428	227	28,034	2,500	34,959
2,181	2,985	895	2,367	670	53,461	17,910	2,608
—	—	—	—	—	—	—	1,936
—	—	—	—	—	—	—	—
—	—	—	—	—	9,334	2,778	—
10,232,383	13,355,186	5,683,821	9,210,266	3,629,799	207,414,297	7,379,014	29,634,353

—	—	—	—	—	250,441	—	—
—	—	—	—	—	—	—	—
—	7,360	—	7,000	—	267,012	—	202
206	400	91	250	34	46,728	909	4,408
201	618	77	402	10	29,863	454	2,721
1,159	1,665	588	1,091	304	—	—	4,765
—	—	—	—	—	195,334	74,382	—
1,566	10,043	756	8,743	348	789,378	75,745	12,096
$10,230,817	$13,345,143	$5,683,065	$9,201,523	$3,629,451	$206,624,919	$7,303,269	$29,622,257

$6	$7	$3	$5	$2	$186	$3	$15
9,847,653	12,410,392	5,280,224	8,285,678	3,202,228	202,210,887	6,126,055	27,917,927
100,306	157,840	79,655	130,893	68,767	—	94,121	1,784
31,462	(92,267)	29,935	(88,492)	60,712	(18,689,667)	(13)	(85,600)
251,390	869,171	293,248	873,439	297,742	23,103,513	1,083,103	1,788,131
$10,230,817	$13,345,143	$5,683,065	$9,201,523	$3,629,451	$206,624,919	$7,303,269	$29,622,257

$774,293	$1,116,670	$466,413	$658,099	$249,783	$12,384,284	$503,288	$2,559,171
$9,117,608	$11,259,871	$4,881,330	$7,555,447	$3,058,036	$171,174,094	$5,728,838	$24,903,944
$—	$104,000	$—	$—	$—	$661,000	$—	$343,000

$103,798	$1,915,397	$60,456	$1,371,454	$11,518	$70,311,566	$841,213	$4,890,988
—	—	—	—	—	4,306,938	—	—
—	195,474	—	59,747	—	71,375,364	1,277,442	6,934,614
—	245,248	—	202,011	—	266,023	104,863	1,553,572
893,359	847,894	293,337	359,314	38,750	14,965	38,213	182,796
4,090,235	2,342,888	1,584,325	761,533	59,005	1,340,280	16,887	4,750,843
5,131,827	7,781,427	3,732,610	6,430,549	3,508,661	57,356,741	5,007,855	11,294,344
11,598	16,815	12,337	16,915	11,517	1,653,042	16,796	15,100

6,127	97,203	3,553	70,400	677	6,353,830	38,162	254,707
—	—	—	—	—	382,278	—	—
—	10,010	—	3,103	—	6,379,566	58,848	365,100
—	12,504	—	10,369	—	24,126	4,767	80,553
52,885	43,184	17,294	18,459	2,283	1,358	1,745	9,259
240,676	118,206	92,842	38,766	3,455	121,109	765	244,399
301,877	392,355	218,649	327,107	205,362	5,230,062	226,612	591,830
685	852	725	864	676	146,275	762	778

$16.94	$19.71	$17.02	$19.48	$17.02	$11.07	$22.04	$19.20
—	—	—	—	—	11.27	—	—
—	19.53	—	19.25	—	11.19	21.71	18.99
—	19.61	—	19.48	—	11.03	22.00	19.29
16.89	19.63	16.96	19.47	16.97	11.02	21.90	19.74
16.99	19.82	17.06	19.64	17.08	11.07	22.08	19.44
17.00	19.83	17.07	19.66	17.09	10.97	22.10	19.08
16.94	19.75	17.01	19.58	17.03	11.30	22.04	19.41

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	123

Statements of Assets and Liabilities  (Cont.)

November 30, 2012
	AGIC Convertible	AGIC Focused Opportunity	AGIC Global Managed Volatility	AGIC High Yield Bond

Assets:
Investments, at value	$1,010,396,125	$3,569,440	$14,349,987	$333,058,841
Investments in Affiliates, at value	—	—	—	—
Repurchase agreements, at value	19,387,000	—	—	11,188,000
Cash	796	4,351	70,100	986
Foreign currency, at value	—	—	24,381	—
Dividends and interest receivable (net of foreign taxes)	6,363,236	1,317	45,351	6,056,099
Receivable for Fund shares sold	834,227	—	1,949	5,698,399
Receivable for investments sold	4,130,828	14,975	871,326	—
Receivable from Investment Manager	—	11,531	112,079	—
Tax reclaims receivable	—	—	4,736	—
Prepaid expenses	14,360	10,898	25,490	6,700
Total Assets	1,041,126,572	3,612,512	15,505,399	356,009,025

Liabilities:
Payable for investments purchased	10,945,963	—	646,542	—
Payable for Fund shares redeemed	1,716,840	—	—	1,203,908
Investment management fees payable	462,574	—	—	90,930
Offering costs payable	—	—	84,747	—
Servicing fees payable	33,943	33	21	36,312
Distribution fees payable	41,482	—	7	21,365
Accrued expenses	352,523	62,689	77,606	131,890
Total Liabilities	13,553,325	62,722	808,923	1,484,405
Net Assets	$1,027,573,247	$3,549,790	$14,696,476	$354,524,620

Net Assets Consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$365	$3	$9	$355
Paid-in-capital in excess of par	961,101,402	4,292,715	13,500,842	342,957,318
Undistributed (dividends in excess of) net investment income	4,011,181	(32,878)	449,309	(768,936)
Accumulated net realized gain (loss)	(31,149,722)	(652,599)	110,951	450,643
Net unrealized appreciation (depreciation)	93,610,021	(57,451)	635,365	11,885,240
Net Assets	$1,027,573,247	$3,549,790	$14,696,476	$354,524,620

Cost of Investments	$916,786,104	$3,626,891	$13,712,835	$321,173,601
Cost of Investments in Affiliates	$—	$—	$—	$—
Cost of Repurchase Agreements	$19,387,000	$—	$—	$11,188,000
Cost of Foreign Currency	$—	$—	$24,756	$—

Net Assets:
Class A	$94,346,864	$115,741	$49,720	$109,668,095
Class C	36,916,548	—	12,499	30,691,394
Class D	35,885,654	—	38,084	43,921,082
Class R	210,242	—	—	2,111,157
Class P	53,368,452	—	11,143	19,496,916
Institutional Class	804,646,148	3,434,049	14,585,030	121,362,260
Administrative Class	2,199,339	—	—	27,273,716

Shares Issued and Outstanding:
Class A	3,337,493	9,022	2,981	10,797,040
Class C	1,304,548	—	755	3,025,129
Class D	1,271,737	—	2,284	4,433,764
Class R	7,454	—	—	213,689
Class P	1,892,422	—	667	1,975,481
Institutional Class	28,570,384	265,496	871,962	12,260,350
Administrative Class	77,992	—	—	2,764,135

Net Asset Value and Redemption Price Per Share:*
Class A	$28.27	$12.83	$16.68	$10.16
Class C	28.30	—	16.56	10.15
Class D	28.22	—	16.68	9.91
Class R	28.20	—	—	9.88
Class P	28.20	—	16.71	9.87
Institutional Class	28.16	12.93	16.73	9.90
Administrative Class	28.20	—	—	9.87

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

124	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

AGIC Micro Cap	AGIC Ultra Micro Cap	AGIC U.S. Emerging Growth	F&T Behavioral Advantage Large Cap	NFJ Global Dividend Value	NFJ International Small-Cap Value	NFJ International Value II	RCM China Equity

$27,152,885	$14,794,402	$21,267,642	$17,244,027	$50,938,752	$4,572,222	$4,384,493	$3,531,337
—	—	—	—	—	—	—	444,776
529,000	291,000	630,000	138,000	810,000	157,000	102,000	255,000
361	104	765	783	596	384	322	865
—	—	—	—	466,825	10,017	3,307	—
67,981	54,332	35,053	51,221	185,770	13,309	12,373	—
10,235	1,364,296	3,700	2,214	17,011	100	—	100
135,312	127,621	143,438	—	674,129	—	—	—
10,260	14,278	5,281	31,973	—	63,260	120,008	34,230
—	—	—	—	5,799	772	1,385	—
9,335	8,815	19,882	3,745	3,454	2,685	19,105	2,722
27,915,369	16,654,848	22,105,761	17,471,963	53,102,336	4,819,749	4,642,993	4,269,030

21,974	160,090	190,643	99,239	890,485	—	—	136,918
2,222	21,726	35,043	—	21,926	—	—	—
—	—	—	—	27,963	1,314	—	—
—	—	—	—	—	63,260	87,801	—
25	1,078	326	33	2,388	220	11	97
—	—	134	38	2,476	7	7	34
80,993	61,798	66,457	56,145	69,830	48,251	77,579	62,526
105,214	244,692	292,603	155,455	1,015,068	113,052	165,398	199,575
$27,810,155	$16,410,156	$21,813,158	$17,316,508	$52,087,268	$4,706,697	$4,477,595	$4,069,455

$24	$11	$16	$9	$29	$3	$3	$3
28,718,903	14,067,352	18,154,244	14,456,252	52,541,958	4,268,955	4,186,313	4,298,500
(349,049)	(158,853)	(68,069)	238,797	327,341	27,062	26,800	51,266
(6,714,302)	(42,849)	238,999	1,038,369	(510,601)	25,566	(24,878)	(222,700)
6,154,579	2,544,495	3,487,968	1,583,081	(271,459)	385,111	289,357	(57,614)
$27,810,155	$16,410,156	$21,813,158	$17,316,508	$52,087,268	$4,706,697	$4,477,595	$4,069,455

$20,998,306	$12,249,907	$17,779,674	$15,660,946	$51,205,066	$4,186,818	$4,094,849	$3,577,789
$—	$—	$—	$—	$—	$—	$—	$455,937
$529,000	$291,000	$630,000	$138,000	$810,000	$157,000	$102,000	$255,000
$—	$—	$—	$—	$465,964	$10,018	$3,307	$—

$134,601	$6,862,554	$1,359,130	$48,857	$7,355,235	$1,048,978	$49,136	$136,846
—	—	227,877	64,158	3,947,902	11,359	11,014	55,034
—	—	57,443	18,905	479,770	83,656	11,097	362,126
—	—	10,389	—	—	—	—	—
332,362	251,627	18,822	12,776	1,089,456	11,409	11,125	25,466
27,343,192	9,295,975	20,139,497	17,171,812	39,214,905	3,551,295	4,395,223	3,489,983
—	—	—	—	—	—	—	—

11,584	441,898	102,576	2,566	402,651	61,349	3,003	9,262
—	—	17,440	3,394	218,665	667	675	3,762
—	—	4,334	993	26,016	4,890	678	24,281
—	—	787	—	—	—	—	—
28,615	16,194	1,413	669	59,327	667	679	1,723
2,346,782	596,434	1,508,770	898,887	2,156,708	207,423	268,334	235,646
—	—	—	—	—	—	—	—

$11.62	$15.53	$13.25	$19.04	$18.27	$17.10	$16.36	$14.78
—	—	13.07	18.90	18.05	17.04	16.32	14.63
—	—	13.25	19.04	18.44	17.11	16.36	14.91
—	—	13.19	—	—	—	—	—
11.61	15.54	13.32	19.09	18.36	17.11	16.38	14.78
11.65	15.59	13.35	19.10	18.18	17.12	16.38	14.81
—	—	—	—	—	—	—	—

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	125

Statements of Assets and Liabilities  (Cont.)

November 30, 2012
	RCM Disciplined Equity	RCM Global Water	RCM International Small-Cap	RCM Redwood	RCM Short Duration High Income

Assets:
Investments, at value	$45,028,151	$105,888,084	$100,850,350	$8,964,598	$199,647,345
Investments in Affiliates, at value	—	2,086,213	14,139,615	—	—
Repurchase agreements, at value	1,228,000	2,353,000	4,667,000	2,700,000	12,144,000
Cash	48	8	96	1,909	1,205,263
Foreign currency, at value	—	502,795	32,581	—	—
Receivable for investments sold	135,431	576,756	1,858,257	68,997	2,376,375
Receivable for Fund shares sold	21,267	418,326	169,739	—	4,031,893
Dividends and interest receivable (net of foreign taxes)	119,563	115,897	217,838	12,658	2,727,726
Tax reclaims receivable	—	33,544	27,592	—	—
Receivable from Investment Manager	—	—	—	13,680	—
Prepaid expenses	3,513	4,656	9,549	15,104	4,776
Total Assets	46,535,973	111,979,279	121,972,617	11,776,946	222,137,378

Liabilities:
Payable for investments purchased	45,879	—	854,354	160,566	10,968,352
Options written, at value	—	—	—	1,586,651	—
Payable for Fund shares redeemed	6,944	386,949	107,548	—	257,793
Investment management fees payable	8,178	48,074	34,149	—	37,167
Servicing fees payable	1,920	18,608	722	395	21,993
Distribution fees payable	703	15,335	373	30	5,299
Unrealized depreciation of forward foreign currency contracts	—	1,098	—	—	—
Accrued expenses	82,798	234,291	238,778	74,273	87,423
Total Liabilities	146,422	704,355	1,235,924	1,821,915	11,378,027
Net Assets	$46,389,551	$111,274,924	$120,736,693	$9,955,031	$210,759,351

Net Assets Consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$28	$109	$37	$7	$132
Paid-in-capital in excess of par	41,465,222	122,348,190	116,970,730	9,910,928	208,284,426
Undistributed net investment income	540,530	904,545	956,021	—	21,132
Accumulated net realized gain (loss)	274,091	(23,946,798)	(12,367,993)	(737,665)	(26,634)
Net unrealized appreciation	4,109,680	11,968,878	15,177,898	781,761	2,480,295
Net Assets	$46,389,551	$111,274,924	$120,736,693	$9,955,031	$210,759,351

Cost of Investments	$40,918,471	$93,972,066	$87,711,660	$8,716,058	$197,167,050
Cost of Investments in Affiliates	$—	$2,031,692	$12,084,818	$—	$—
Cost of Repurchase Agreements	$1,228,000	$2,353,000	$4,667,000	$2,700,000	$12,144,000
Cost of Foreign Currency	$—	$501,405	$32,567	$—	$—
Premiums Received for Options Written	$—	$—	$—	$2,119,873	$—

Net Assets:
Class A	$8,211,264	$59,611,242	$2,773,291	$1,790,363	$80,995,443
Class C	1,078,144	25,869,733	531,635	50,262	28,567,087
Class D	244,626	5,868,711	111,893	88,176	10,017,655
Class R	—	—	11,697	—	—
Class P	30,642	16,819,887	28,995,636	138,169	52,931,974
Institutional Class	36,824,875	3,105,351	88,300,830	7,888,061	38,247,192
Administrative Class	—	—	11,711	—	—

Shares Issued and Outstanding:
Class A	501,342	5,811,548	86,966	117,923	5,072,426
Class C	66,927	2,581,702	16,745	3,361	1,791,765
Class D	14,696	572,770	3,432	5,812	627,449
Class R	—	—	363	—	—
Class P	1,853	1,632,903	908,298	9,064	3,315,821
Institutional Class	2,228,608	303,084	2,708,853	516,505	2,392,614
Administrative Class	—	—	363	—	—

Net Asset Value and Redemption Price Per Share:*
Class A	$16.38	$10.26	$31.89	$15.18	$15.97
Class C	16.11	10.02	31.75	14.95	15.94
Class D	16.65	10.25	32.60	15.17	15.97
Class R	—	—	32.25	—	—
Class P	16.53	10.30	31.92	15.24	15.96
Institutional Class	16.52	10.25	32.60	15.27	15.99
Administrative Class	—	—	32.27	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

126	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	127

Statements of Operations

Period or Year ended November 30, 2012
	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2025 (1)	AGI Solutions 2030	AGI Solutions 2035 (1)

Investment Income:
Interest	$5	$4	$4	$11	$3
Dividends, net of foreign withholding taxes	29,265	20,993	11,976	30,544	11,359
Dividends from investments in Affiliates	296,849	214,813	118,896	280,824	111,317
Contribution from Investment Manager (see Note 6)	—	1,172	709	7,687	3,393
Total Income	326,119	236,982	131,585	319,066	126,072

Expenses:
Investment management fees	5,804	4,183	2,332	5,818	2,212
Administration fees	20,257	11,741	5,626	19,438	5,189
Distribution fees — Class B	—	—	—	—	—
Distribution fees — Class C	16,127	4,885	—	4,754	—
Distribution fees — Class R	232	373	497	495	345
Administrative servicing fees — Class P	—	—	—	—	—
Servicing fees — Class A	3,730	1,118	173	5,888	70
Servicing fees — Class B	—	—	—	—	—
Servicing fees — Class C	5,376	1,628	—	1,585	—
Servicing fees — Class D	877	413	—	1,076	—
Servicing fees — Class R	232	373	497	495	345
Distribution and/or servicing fees — Administrative Class	36	36	25	39	26
Sub-transfer agent fees — Class A	—	—	—	—	—
Sub-transfer agent fees — Class B	—	—	—	—	—
Sub-transfer agent fees — Class C	—	—	—	—	—
Sub-transfer agent fees — Class D	—	—	—	—	—
Sub-transfer agent fees — Class R	—	—	—	—	—
Sub-transfer agent fees — Class P	—	—	—	—	—
Sub-transfer agent fees — Institutional Class	—	—	—	—	—
Sub-transfer agent fees — Administrative Class	—	—	—	—	—
Legal fees	—	—	—	—	—
Trustees’ fees	—	—	—	—	—
Audit and tax service fees	—	—	—	—	—
Registration fees	—	—	—	—	—
Custodian and accounting agent fees	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent fees	—	—	—	—	—
Insurance expense	—	—	—	—	—
Miscellaneous expense	—	—	—	—	—
Total Expenses	52,671	24,750	9,150	39,588	8,187
Less: Fee Waiver/Reimbursement from Investment Manager	(18,532)	(12,895)	(6,730)	(23,183)	(7,180)
Net Expenses	34,139	11,855	2,420	16,405	1,007
Net Investment Income	291,980	225,127	129,165	302,661	125,065

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,723	2,680	4,886	1,550	3,186
Investments in Affiliates	20,198	(4,999)	24,391	(83,573)	25,078
Net capital gain distributions received from underlying Affiliated funds	148,696	95,587	12,875	107,750	14,164
Net change in unrealized appreciation/depreciation of:
Investments	57,429	40,408	20,483	56,969	18,928
Investments in Affiliates	508,303	356,320	225,894	495,261	232,462
Net Realized and Change in Unrealized Gain	737,349	489,996	288,529	577,957	293,818
Net Increase in Net Assets Resulting from Investment Operations	$1,029,329	$715,123	$417,694	$880,618	$418,883

(1)	Commencement of operations, December 19, 2011.

128	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

AGI Solutions 2040	AGI Solutions 2045 (1)	AGI Solutions 2050	AGI Solutions 2055 (1)	AGI Solutions Global Allocation	AGI Solutions Global Growth Allocation	AGI Solutions Retirement Income

$3	$1	$1	$—	$34	$—	$18
21,964	10,447	15,867	7,570	467,537	20,185	50,975
184,907	99,587	170,150	91,389	5,298,680	165,205	504,407
7,521	3,553	8,206	4,115	—	—	—
214,395	113,588	194,224	103,074	5,766,251	185,390	555,400

3,869	1,818	3,324	1,608	1,787,109	60,753	10,231
10,065	3,988	8,046	3,281	—	—	46,567
—	—	—	—	48,408	—	—
905	—	513	—	557,863	9,178	52,337
301	156	168	37	36	97	121
—	—	—	—	1,442	16	—
1,237	69	768	26	181,872	2,563	11,634
—	—	—	—	16,136	—	—
302	—	171	—	185,954	3,059	17,446
739	—	532	—	521	148	2,800
301	156	168	37	36	97	121
40	28	41	26	4,094	40	36
—	—	—	—	65,307	3,505	—
—	—	—	—	3,280	—	—
—	—	—	—	52,390	1,041	—
—	—	—	—	90	25	—
—	—	—	—	—	39	—
—	—	—	—	3,403	—	—
—	—	—	—	52,879	12,532	—
—	—	—	—	2,189	—	—
—	—	—	—	24,717	8,129	—
—	—	—	—	49,544	2,193	—
—	—	—	—	43,800	27,937	—
—	—	—	—	102,825	84,146	—
—	—	—	—	49,805	58,412	—
—	—	—	—	34,511	576	—
—	—	—	—	81,439	8,452	—
—	—	—	—	8,463	1,826	—
—	—	—	—	2,629	2,466	—
17,759	6,215	13,731	5,015	3,360,742	287,230	141,293
(13,212)	(5,709)	(11,031)	(4,873)	(1,999,890)	(261,789)	(35,421)
4,547	506	2,700	142	1,360,852	25,441	105,872
209,848	113,082	191,524	102,932	4,405,399	159,949	449,528

(1,711)	3,156	447	4,037	68,194	2,513	3,695
(115,174)	24,421	(118,165)	54,587	8,116,987	(13,804)	(16,718)
83,052	13,326	81,846	12,836	2,133,972	93,506	257,495

54,256	25,233	56,085	28,602	1,231,508	65,487	101,688
423,792	268,015	413,309	269,140	4,861,898	469,901	972,269
444,215	334,151	433,522	369,202	16,412,559	617,603	1,318,429
$654,063	$447,233	$625,046	$472,134	$20,817,958	$777,552	$1,767,957

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	129

Statements of Operations  (Cont.)

Period or Year ended November 30, 2012
	AGIC Convertible	AGIC Focused Opportunity	AGIC Global Managed Volatility (1)	AGIC High Yield Bond	AGIC Micro Cap

Investment Income:
Interest	$17,916,819	$1	$38	$21,194,814	$113
Dividends, net of foreign withholding taxes	6,166,052	5,506	449,348	—	282,509
Dividends from investment in Affiliates	—	—	—	—	—
Miscellaneous income	293,204	—	—	247,685	—
Total Income	24,376,075	5,507	449,386	21,442,499	282,622

Expenses:
Investment management fees	4,755,095	29,329	47,046	1,269,056	546,885
Distribution fees — Class C	232,010	—	75	179,301	—
Distribution fees — Class R	386	—	—	3,483	—
Administrative servicing fees — Class P	43,395	—	10	19,158	375
Servicing fees — Class A	208,144	566	91	236,534	168
Servicing fees — Class C	77,337	—	25	59,767	—
Servicing fees — Class D	92,896	—	34	66,804	—
Servicing fees — Class R	386	—	—	3,483	—
Distribution and/or servicing fees — Administrative Class	4,818	—	—	2,234	—
Sub-transfer agent fees — Class A	79,157	491	20	19,529	11
Sub-transfer agent fees — Class C	29,977	—	1	11,681	—
Sub-transfer agent fees — Class D	54,365	—	1	48,663	—
Sub-transfer agent fees — Class R	298	—	—	1,470	—
Sub-transfer agent fees — Class P	41,098	—	1	12,009	418
Sub-transfer agent fees — Institutional Class	17,009	491	12	2,456	46,797
Sub-transfer agent fees — Administrative Class	56	—	—	—	—
Legal fees	61,317	7,428	15,236	13,893	18,100
Trustees’ fees	220,931	911	3,274	69,553	10,489
Audit and tax service fees	65,093	26,910	35,891	51,828	31,897
Registration fees	121,779	33,149	19,393	99,705	48,820
Custodian and accounting agent fees	129,476	63,806	115,628	77,311	68,305
Shareholder communications	79,916	16,640	19,954	43,291	18,687
Transfer agent fees	65,547	2,137	5,225	32,837	7,447
Organizational expenses	—	—	1,907	—	—
Offering expense	—	—	84,747	—	—
Insurance expense	22,837	1,603	1,464	5,733	3,340
Miscellaneous expense	9,147	2,786	7,427	4,024	4,518
Total Expenses	6,412,470	186,247	357,462	2,333,803	806,257
Less: Fee Waiver/Reimbursement from Investment Manager	(24,375)	(145,127)	(286,597)	(48,062)	(131,890)
Net Expenses	6,388,095	41,120	70,865	2,285,741	674,367
Net Investment Income (Loss)	17,987,980	(35,613)	378,521	19,156,758	(391,745)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(24,726,040)	(545,603)	186,316	447,523	4,653,245
Investments in Affiliates	—	—	—	—	—
Foreign currency transactions	—	—	(5,439)	—	—
Net change in unrealized appreciation/depreciation of:
Investments	78,802,828	341,130	637,152	13,824,567	1,455,027
Investments in Affiliates	—	—	—	—	—
Foreign currency transactions	—	—	(1,787)	—	—
Net Realized and Change in Unrealized Gain (Loss)	54,076,788	(204,473)	816,242	14,272,090	6,108,272
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$72,064,768	$(240,086)	$1,194,763	$33,428,848	$5,716,527

(1)	Commencement of operations, December 19, 2011.

(2)	Commencement of operations, June 1, 2012.

(3)	Commencement of operations, December 1, 2011.

130	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

AGIC Ultra Micro Cap	AGIC U.S. Emerging Growth	F&T Behavioral Advantage Large Cap	NFJ Global Dividend Value	NFJ International Small-Cap Value (2)	NFJ International Value II (3)	RCM China Equity

$43	$66	$7	$88	$5	$9	$9
117,626	179,972	322,752	1,894,780	55,842	116,217	99,830
—	—	—	—	—	—	12,035
—	—	—	—	—	29	—
117,669	180,038	322,759	1,894,868	55,847	116,255	111,874

202,963	188,186	53,066	350,109	16,468	26,939	43,440
—	1,542	237	27,027	40	78	679
—	26	—	—	—	—	—
266	19	11	985	—	11	54
5,871	2,875	125	14,030	226	31	441
—	514	79	9,009	13	26	226
—	112	34	1,497	40	26	818
—	26	—	—	—	—	—
—	—	—	—	—	—	—
726	1,169	14	3,606	2	—	291
—	128	7	2,690	—	—	1,244
—	9	2	8,475	18	—	29,568
—	2	—	—	—	—	—
83	12	—	207	—	—	4
24,531	2,598	8	3,204	2	—	32
—	—	—	—	—	—	—
12,887	8,415	4,188	9,359	2,959	19,066	7,290
3,551	5,904	3,279	10,742	594	3,899	904
26,461	26,507	22,921	28,573	26,686	32,968	26,451
51,748	79,837	59,685	68,244	4,088	30,405	68,045
70,261	83,613	115,769	95,264	50,534	102,552	77,253
21,327	25,054	37,688	16,598	24,000	13,431	8,875
4,865	11,351	5,066	10,086	2,205	4,205	5,557
—	—	—	—	2,486	4,358	—
—	—	—	—	63,260	87,801	—
1,786	2,204	1,467	2,804	1,355	1,355	1,641
4,085	4,313	4,911	4,375	1,980	7,677	3,867
431,411	444,416	308,557	666,884	196,956	334,828	276,680
(143,704)	(197,501)	(235,009)	(171,065)	(175,822)	(302,633)	(217,554)
287,707	246,915	73,548	495,819	21,134	32,195	59,126
(170,038)	(66,877)	249,211	1,399,049	34,713	84,060	52,748

226,071	618,019	1,038,369	(257,345)	27,479	(22,826)	(119,155)
—	—	—	—	—	—	3,659
—	—	364	(2,112)	(9,610)	526	(15)

2,002,815	1,044,887	911,429	1,827,050	385,404	289,644	403,165
—	—	—	—	—	—	(11,161)
—	—	—	(4,748)	(293)	(287)	(1)
2,228,886	1,662,906	1,950,162	1,562,845	402,980	267,057	276,492
$2,058,848	$1,596,029	$2,199,373	$2,961,894	$437,693	$351,117	$329,240

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	131

Statements of Operations  (Cont.)

Year ended November 30, 2012
	RCM Disciplined Equity	RCM Global Water	RCM International Small-Cap	RCM Redwood	RCM Short Duration High Income

Investment Income:
Interest	$95	$374	$339	$316	$3,538,896
Dividends, net of foreign withholding taxes	947,287	2,814,761	2,368,903	159,336	—
Dividends from investments in Affiliates	—	13,344	84,790	—	—
Miscellaneous income	—	462	391	—	78,598
Total Income	947,382	2,828,941	2,454,423	159,652	3,617,494

Expenses:
Investment management fees	298,258	950,553	1,229,531	98,433	346,101
Distribution fees — Class C	9,152	179,010	3,818	284	34,972
Distribution fees — Class R	—	—	27	—	—
Administrative servicing fees — Class P	33	17,107	30,335	145	12,789
Servicing fees — Class A	18,325	130,614	10,744	4,135	52,936
Servicing fees — Class C	3,051	59,670	1,272	95	22,466
Servicing fees — Class D	674	11,881	2,003	459	5,112
Servicing fees — Class R	—	—	27	—	—
Distribution and/or servicing fees — Administrative Class	—	—	181	—	—
Sub-transfer agent fees — Class A	3,603	37,875	7,324	198	4,212
Sub-transfer agent fees — Class C	1,561	30,844	4	71	1,540
Sub-transfer agent fees — Class D	9,572	33,680	32,858	13,228	1,819
Sub-transfer agent fees — Class P	28	15,159	20,042	123	1,400
Sub-transfer agent fees — Institutional Class	2,998	18	8,845	14	1,392
Legal fees	10,482	17,213	2,581	16,866	7,541
Trustees’ fees	12,152	27,067	32,330	2,626	17,753
Audit and tax service fees	39,275	43,787	32,435	28,113	31,100
Registration fees	66,866	68,424	96,984	66,697	66,667
Custodian and accounting agent fees	69,146	113,253	211,905	81,544	72,940
Shareholder communications	6,457	26,822	41,396	17,245	22,928
Transfer agent fees	13,098	16,326	17,448	7,142	39,162
Insurance expense	3,133	4,144	5,736	1,838	1,797
Miscellaneous expense	3,706	12,674	5,218	4,185	3,008
Total Expenses	571,570	1,796,121	1,793,044	343,441	747,635
Less: Fee Waiver/Reimbursement from Investment Manager	(170,173)	(75,188)	(266,627)	(200,389)	(173,560)
Net Expenses	401,397	1,720,933	1,526,417	143,052	574,075
Net Investment Income	545,985	1,108,008	928,006	16,600	3,043,419

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	278,407	3,012,790	7,663,173	164,229	3,180
Investments in Affiliates	—	—	456,906	—	—
Options written	—	—	—	(253,872)	—
Foreign currency transactions	—	(103,813)	(411)	7	—
Net change in unrealized appreciation/depreciation of:
Investments	3,368,533	8,631,681	7,003,499	222,309	2,385,290
Investments in Affiliates	—	54,521	2,054,797	—	—
Options written	—	—	—	334,199	—
Foreign currency transactions	—	(10,295)	(17,761)	(1)	—
Net Realized and Change in Unrealized Gain	3,646,940	11,584,884	17,160,203	466,871	2,388,470
Net Increase in Net Assets Resulting from Investment Operations	$4,192,925	$12,692,892	$18,088,209	$483,471	$5,431,889

132	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	133

Statements of Changes in Net Assets

	AGI Solutions 2015		AGI Solutions 2020		AGI Solutions 2025

	Year ended November 30, 2012	Year ended November 30, 2011	Year ended November 30, 2012	Year ended November 30, 2011	Period from December 19, 2011** through November 30, 2012

Increase in Net Assets from:

Investment Operations:
Net investment income	$291,980	$276,899	$225,127	$191,696	$129,165
Net realized gain (loss)	2,723	(271,569)	2,680	(141)	4,886
Net realized gain (loss) on investments in Affiliates	20,198	129,716	(4,999)	202,519	24,391
Net capital gain distributions received from underlying Affiliated funds	148,696	82,696	95,587	65,857	12,875
Net change in unrealized appreciation/depreciation	57,429	9,612	40,408	1,097	20,483
Net change in unrealized appreciation/depreciation of investments in Affiliates	508,303	(133,218)	356,320	(305,178)	225,894
Net increase (decrease) in net assets resulting from investment operations	1,029,329	94,136	715,123	155,850	417,694

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(57,065)	(10,630)	(12,596)	(8,073)	(96)
Class C	(71,142)	(21,440)	(22,396)	(8,054)	—
Class D	(9,370)	(6,776)	(3,794)	(7,981)	—
Class R	(483)	(470)	(469)	(532)	(95)
Class P	(553)	(522)	(1,453)	(585)	(97)
Institutional Class	(238,384)	(216,651)	(203,293)	(211,840)	(29,182)
Administrative Class	(526)	(502)	(513)	(565)	(96)
Net realized capital gains
Class A	(31,768)	(4,210)	(13,533)	(3,051)	—
Class C	(47,896)	(8,692)	(28,097)	(3,333)	—
Class D	(5,211)	(2,725)	(4,203)	(3,073)	—
Class R	(287)	(202)	(552)	(219)	—
Class P	(289)	(203)	(1,485)	(219)	—
Institutional Class	(121,636)	(82,209)	(204,080)	(77,658)	—
Administrative Class	(288)	(203)	(555)	(219)	—
Total Dividends and Distributions to Shareholders	(584,898)	(355,435)	(497,019)	(325,402)	(29,566)

Fund Share Transactions:
Net proceeds from the sale of shares	11,139,034	11,699,923	10,147,334	1,247,644	8,735,103
Issued in reinvestment of dividends and distributions	581,764	345,333	497,019	323,246	29,566
Cost of shares redeemed	(4,545,183)	(8,026,128)	(1,625,697)	(458,904)	(1,315,058)
Net increase from Fund share transactions	7,175,615	4,019,128	9,018,656	1,111,986	7,449,611
Total Increase in Net Assets	7,620,046	3,757,829	9,236,760	942,434	7,837,739

Net Assets:
Beginning of period	10,089,298	6,331,469	6,362,376	5,419,942	3,040,000
End of period*	$17,709,344	$10,089,298	$15,599,136	$6,362,376	$10,877,739
* Including undistributed net investment income of:	$228,201	$245,522	$181,156	$157,657	$109,600

**	Commencement of operations.

134	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

AGI Solutions 2030		AGI Solutions 2035	AGI Solutions 2040		AGI Solutions 2045	AGI Solutions 2050

Year ended November 30, 2012	Year ended November 30, 2011	Period from December 19, 2011** through November 30, 2012	Year ended November 30, 2012	Year ended November 30, 2011	Period from December 19, 2011** through November 30, 2012	Year ended November 30, 2012	Year ended November 30, 2011

$302,661	$207,023	$125,065	$209,848	$182,944	$113,082	$191,524	$181,058
1,550	(993)	3,186	(1,711)	(280)	3,156	447	(937)
(83,573)	382,933	25,078	(115,174)	460,687	24,421	(118,165)	464,769
107,750	73,459	14,164	83,052	45,533	13,326	81,846	39,167
56,969	(10,587)	18,928	54,256	(21,456)	25,233	56,085	(21,979)
495,261	(560,355)	232,462	423,792	(655,438)	268,015	413,309	(664,920)
880,618	91,480	418,883	654,063	11,990	447,233	625,046	(2,842)

(15,954)	(12,651)	(116)	(5,161)	(3,580)	(145)	(3,920)	(2,830)
(18,081)	(20,950)	—	(2,456)	(754)	—	(1,430)	(1,841)
(13,093)	(12,302)	—	(6,323)	(15,855)	—	(6,972)	(8,336)
(468)	(548)	(115)	(472)	(658)	(144)	(580)	(796)
(707)	(603)	(117)	(550)	(706)	(146)	(594)	(767)
(219,827)	(219,909)	(35,326)	(197,775)	(229,713)	(43,892)	(204,871)	(238,178)
(514)	(583)	(117)	(520)	(685)	(145)	(564)	(745)

(27,599)	(8,381)	—	(13,171)	(3,476)	—	(9,167)	(2,657)
(39,417)	(14,720)	—	(7,625)	(973)	—	(4,374)	(1,858)
(22,549)	(8,048)	—	(16,614)	(14,585)	—	(17,251)	(7,816)
(866)	(384)	—	(1,289)	(657)	—	(1,526)	(785)
(1,119)	(386)	—	(1,297)	(650)	—	(1,363)	(705)
(345,660)	(137,481)	—	(455,039)	(207,142)	—	(459,370)	(214,788)
(870)	(385)	—	(1,294)	(649)	—	(1,360)	(704)
(706,724)	(437,331)	(35,791)	(709,586)	(480,083)	(44,472)	(713,342)	(482,806)

20,924,021	1,558,607	7,228,730	7,975,210	1,097,663	2,489,529	4,166,132	899,799
704,116	433,832	35,791	709,035	479,646	44,472	713,342	482,806
(1,933,800)	(604,459)	(456,796)	(1,068,168)	(416,757)	(293,697)	(1,093,654)	(317,289)
19,694,337	1,387,980	6,807,725	7,616,077	1,160,552	2,240,304	3,785,820	1,065,316
19,868,231	1,042,129	7,190,817	7,560,554	692,459	2,643,065	3,697,524	579,668

7,352,086	6,309,957	3,040,000	5,784,589	5,092,130	3,040,000	5,503,999	4,924,331
$27,220,317	$7,352,086	$10,230,817	$13,345,143	$5,784,589	$5,683,065	$9,201,523	$5,503,999
$242,890	$159,072	$100,306	$157,840	$132,088	$79,655	$130,893	$131,172

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	135

Statements of Changes in Net Assets  (Cont.)

	AGI Solutions 2055	AGI Solutions Global Allocation		AGI Solutions Global Growth Allocation

	Period from December 19, 2011** through November 30, 2012	Year ended November 30, 2012	Year ended November 30, 2011	Year ended November 30, 2012	Year ended November 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$102,932	$4,405,399	$4,908,439	$159,949	$219,522
Net realized gain (loss)	4,037	68,194	(16,270)	2,513	(7,838)
Net realized gain (loss) on investments in Affiliates	54,587	8,116,987	13,681,481	(13,804)	60,109
Net capital gain distributions received from underlying Affiliated funds	12,836	2,133,972	2,492,756	93,506	52,576
Net change in unrealized appreciation/depreciation	28,602	1,231,508	(404,454)	65,487	(25,073)
Net change in unrealized appreciation/depreciation of investments in Affiliates	269,140	4,861,898	(19,791,460)	469,901	(568,103)
Net increase (decrease) in net assets resulting from investment operations	472,134	20,817,958	870,492	777,552	(268,807)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(147)	(2,180,819)	(2,774,023)	(32,138)	(94,539)
Class B	—	(163,741)	(409,188)	—	—
Class C	—	(1,664,380)	(2,485,096)	(29,927)	(17,913)
Class D	—	(6,563)	(4,271)	(1,219)	(857)
Class R	(146)	(390)	(469)	(1,149)	(557)
Class P	(148)	(44,661)	(279,378)	(527)	(614)
Institutional Class	(44,398)	(1,686,045)	(1,625,066)	(160,415)	(186,310)
Administrative Class	(147)	(47,630)	(27,410)	(503)	(593)
Net realized capital gains
Class A	—	—	—	(15,585)	(54,061)
Class C	—	—	—	(17,748)	(12,178)
Class D	—	—	—	(792)	(506)
Class R	—	—	—	(538)	(353)
Class P	—	—	—	(227)	(354)
Institutional Class	—	—	—	(67,100)	(104,813)
Administrative Class	—	—	—	(226)	(353)
Return of capital
Class A	—	—	—	—	—
Institutional Class	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(44,986)	(5,794,229)	(7,604,901)	(328,094)	(474,001)

Fund Share Transactions:
Net proceeds from the sale of shares	122,054	25,272,781	58,674,509	644,060	6,408,417
Issued in reinvestment of dividends and distributions	44,986	5,117,122	6,157,895	328,094	473,469
Cost of shares redeemed	(4,737)	(52,210,302)	(66,254,822)	(1,228,147)	(4,891,746)
Net increase (decrease) from Fund share transactions	162,303	(21,820,399)	(1,422,418)	(255,993)	1,990,140
Total Increase (Decrease) in Net Assets	589,451	(6,796,670)	(8,156,827)	193,465	1,247,332

Net Assets:
Beginning of period	3,040,000	213,421,589	221,578,416	7,109,804	5,862,472
End of period*	$3,629,451	$206,624,919	$213,421,589	$7,303,269	$7,109,804
* Including undistributed (dividends in excess of) net investment income of:	$68,767	$—	$—	$94,121	$137,562

**	Commencement of operations.

136	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

AGI Solutions Retirement Income		AGIC Convertible		AGIC Focused Opportunity		AGIC Global Managed Volatility

Year ended November 30, 2012	Year ended November 30, 2011	Year ended November 30, 2012	Year ended November 30, 2011	Year ended November 30, 2012	Period from December 27, 2010** through November 30, 2011	Period from December 19, 2011** through November 30, 2012

$449,528	$276,787	$17,987,980	$13,515,490	$(35,613)	$(27,806)	$378,521
3,695	(78,931)	(24,726,040)	40,625,938	(545,603)	156,426	180,877
(16,718)	36,900	—	—	—	—	—
257,495	90,557	—	—	—	—	—
101,688	9,776	78,802,828	(61,179,301)	341,130	(398,581)	635,365
972,269	(49,759)	—	—	—	—	—
1,767,957	285,330	72,064,768	(7,037,873)	(240,086)	(269,961)	1,194,763

(149,411)	(62,533)	(2,015,209)	(957,854)	—	—	—
—	—	—	—	—	—	—
(171,622)	(78,501)	(585,455)	(169,824)	—	—	—
(27,507)	(13,949)	(980,818)	(526,275)	—	—	—
(494)	(269)	(2,157)	(390)	—	—	—
(21,861)	(275)	(1,141,904)	(733,948)	—	—	—
(202,728)	(185,546)	(17,698,999)	(12,210,089)	—	—	—
(453)	(264)	(47,609)	(18,431)	—	—	—

(51,906)	(7,236)	(3,327,365)	—	(23,732)	—	—
(72,498)	(16,425)	(1,535,854)	—	—	—	—
(4,355)	(3,247)	(1,713,294)	—	—	—	—
(182)	(158)	(2,090)	—	—	—	—
(149)	(147)	(1,991,676)	—	—	—	—
(54,101)	(52,899)	(29,557,779)	—	(211,372)	—	—
(148)	(146)	(75,989)	—	—	—	—

—	—	—	—	(510)	—	—
—	—	—	—	(4,540)	—	—
(757,415)	(421,595)	(60,676,198)	(14,616,811)	(240,154)	—	—

17,455,299	12,641,832	501,808,437	661,048,240	557,186	2,870,022	13,367,378
754,100	391,107	25,600,520	5,106,625	239,228	—	—
(5,120,060)	(4,389,854)	(194,516,607)	(466,779,801)	(297,785)	(2,078,660)	(1,905,665)
13,089,339	8,643,085	332,892,350	199,375,064	498,629	791,362	11,461,713
14,099,881	8,506,820	344,280,920	177,720,380	18,389	521,401	12,656,476

15,522,376	7,015,556	683,292,327	505,571,947	3,531,401	3,010,000	2,040,000
$29,622,257	$15,522,376	$1,027,573,247	$683,292,327	$3,549,790	$3,531,401	$14,696,476

$1,784	$4,509	$4,011,181	$6,220,821	$(32,878)	$—	$449,309

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	137

Statements of Changes in Net Assets  (Cont.)

	AGIC High Yield Bond		AGIC Micro Cap		AGIC Ultra Micro Cap

	Year ended November 30, 2012	Year ended November 30, 2011	Year ended November 30, 2012	Year ended November 30, 2011	Year ended November 30, 2012	Year ended November 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$19,156,758	$8,309,349	$(391,745)	$(687,031)	$(170,038)	$(159,422)
Net realized gain (loss)	447,523	4,130,656	4,653,245	9,959,033	226,071	65,964
Net change in unrealized appreciation/depreciation	13,824,567	(6,821,184)	1,455,027	(10,302,986)	2,002,815	(470,632)
Net increase (decrease) in net assets resulting from investment operations	33,428,848	5,618,821	5,716,527	(1,030,984)	2,058,848	(564,090)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(6,918,261)	(1,189,011)	—	—	—	—
Class C	(1,584,093)	(270,365)	—	—	—	—
Class D	(1,993,016)	(270,297)	—	—	—	—
Class R	(103,666)	(8,658)	—	—	—	—
Class P	(1,492,942)	(141,725)	—	—	—	—
Institutional Class	(7,591,258)	(7,043,390)	—	—	—	—
Administrative Class	(2,177)	(877)	—	—	—	—
Net realized capital gains
Class A	(894,484)	—	—	—	—	—
Class C	(187,117)	—	—	—	—	—
Class D	(292,429)	—	—	—	—	—
Class R	(4,888)	—	—	—	—	—
Class P	(174,361)	—	(68,342)	(990)	(3,948)	(690)
Institutional Class	(1,008,410)	—	(7,380,186)	(4,874,491)	(162,280)	(275,392)
Administrative Class	(159)	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(22,247,261)	(8,924,323)	(7,448,528)	(4,875,481)	(166,228)	(276,082)

Fund Share Transactions:
Net proceeds from the sale of shares	224,765,901	157,748,543	4,810,405	9,239,034	10,866,722	9,820,872
Issued in reinvestment of dividends and distributions	15,386,434	7,773,901	7,445,633	4,858,597	166,228	272,971
Cost of shares redeemed	(72,592,251)	(82,025,262)	(29,653,403)	(18,843,120)	(6,502,684)	(3,895,074)
Net increase (decrease) from Fund share transactions	167,560,084	83,497,182	(17,397,365)	(4,745,489)	4,530,266	6,198,769
Total Increase (Decrease) in Net Assets	178,741,671	80,191,680	(19,129,366)	(10,651,954)	6,422,886	5,358,597

Net Assets:
Beginning of period	175,782,949	95,591,269	46,939,521	57,591,475	9,987,270	4,628,673
End of period*	$354,524,620	$175,782,949	$27,810,155	$46,939,521	$16,410,156	$9,987,270
* Including undistributed (dividends in excess of) net investment income of:	$(768,936)	$—	$(349,049)	$—	$(158,853)	$1

**	Commencement of operations.

138	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

AGIC U.S. Emerging Growth		F&T Behavioral Advantage Large Cap		NFJ Global Dividend Value		NFJ International Small-Cap Value

Year ended November 30, 2012	Year ended November 30, 2011	Year ended November 30, 2012	Period from September 8, 2011** through November 30, 2011	Year ended November 30, 2012	Year ended November 30, 2011	Period from June 1, 2012** through November 30, 2012

$(66,877)	$(114,504)	$249,211	$34,637	$1,399,049	$1,019,080	$34,713
618,019	2,843,821	1,038,733	1,987	(259,457)	417,727	17,869
1,044,887	(1,944,919)	911,429	671,652	1,822,302	(2,898,867)	385,111
1,596,029	784,398	2,199,373	708,276	2,961,894	(1,462,060)	437,693

—	—	(39)	—	(112,742)	(219,808)	—
—	—	(15)	—	(57,894)	(69,843)	—
—	—	(39)	—	(6,952)	(39,625)	—
—	—	—	—	—	—	—
—	—	(44)	—	(24,905)	(4,055)	—
—	—	(47,353)	—	(866,190)	(750,103)	—
—	—	—	—	—	—	—

(62,966)	—	—	—	(129,190)	(25,382)	—
(9,981)	—	—	—	(63,153)	(18,876)	—
(2,039)	—	—	—	(10,855)	(3,160)	—
(718)	—	—	—	—	—	—
(1,158)	—	—	—	(15,512)	(198)	—
(1,343,785)	—	—	—	(451,910)	(236,890)	—
—	—	—	—	—	—	—
(1,420,647)	—	(47,490)	—	(1,739,303)	(1,367,940)	—

5,642,860	9,556,536	4,528,061	—	32,302,365	29,646,613	1,240,897
1,356,907	—	47,490	—	1,722,517	1,291,805	—
(7,247,415)	(8,534,325)	(159,202)	—	(14,833,633)	(14,540,781)	(11,893)
(247,648)	1,022,211	4,416,349	—	19,191,249	16,397,637	1,229,004
(72,266)	1,806,609	6,568,232	708,276	20,413,840	13,567,637	1,666,697

21,885,424	20,078,815	10,748,276	10,040,000	31,673,428	18,105,791	3,040,000
$21,813,158	$21,885,424	$17,316,508	$10,748,276	$52,087,268	$31,673,428	$4,706,697
$(68,069)	$9,082	$238,797	$34,672	$327,341	$(912)	$27,062

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	139

Statements of Changes in Net Assets  (Cont.)

	NFJ International Value II	RCM China Equity		RCM Disciplined Equity

	Period from December 1, 2011** through November 30, 2012	Year ended November 30, 2012	Year ended November 30, 2011	Year ended November 30, 2012	Year ended November 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$84,060	$52,748	$50,736	$545,985	$480,801
Net realized gain (loss)	(22,300)	(119,170)	207,371	278,407	669,870
Net realized gain on investment in Affiliates	—	3,659	—	—	—
Net change in unrealized appreciation/depreciation	289,357	403,164	(1,237,165)	3,368,533	(1,438,080)
Net change in unrealized appreciation/depreciation of investments in Affiliates	—	(11,161)	—	—	—
Net increase (decrease) in net assets resulting from investment operations	351,117	329,240	(979,058)	4,192,925	(287,409)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(179)	(1,389)	(64)	(56,910)	(9,590)
Class C	(122)	(3)	(4)	(1,298)	(122)
Class D	(174)	(1)	(134)	(1)	(2)
Class R	—	—	—	—	—
Class P	(190)	(1,768)	(108)	(234)	(70)
Institutional Class	(59,335)	(49,266)	(3,229)	(427,735)	(134,207)
Administrative Class	—	—	—	—	—
Net realized capital gains
Class A	—	(15,652)	(8,757)	(89,030)	(51,262)
Class C	—	(8,710)	(10,957)	(17,020)	(18,214)
Class D	—	(18,776)	(14,081)	(2,062)	(10,010)
Class P	—	(9,873)	(3,793)	(369)	(307)
Institutional Class	—	(254,826)	(166,553)	(562,599)	(509,946)
Total Dividends and Distributions to Shareholders	(60,000)	(360,264)	(207,680)	(1,157,258)	(733,730)

Fund Share Transactions:
Net proceeds from the sale of shares	1,086,478	917,162	8,186,016	15,398,500	39,113,519
Issued in reorganization	—	—	—	—	—
Issued in reinvestment of dividends and distributions	60,000	360,263	207,264	1,053,865	711,216
Cost of shares redeemed	—	(1,047,673)	(8,284,004)	(20,962,407)	(11,402,007)
Net increase (decrease) from Fund share transactions	1,146,478	229,752	109,276	(4,510,042)	28,422,728
Total Increase (Decrease) in Net Assets	1,437,595	198,728	(1,077,462)	(1,474,375)	27,401,589

Net Assets:
Beginning of period	3,040,000	3,870,727	4,948,189	47,863,926	20,462,337
End of period*	$4,477,595	$4,069,455	$3,870,727	$46,389,551	$47,863,926
* Including undistributed (dividends in excess of) net investment income of:	$26,800	$51,266	$47,086	$540,530	$480,744

**	Commencement of operations.

140	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

RCM Global Water		RCM International Small-Cap		RCM Redwood		RCM Short Duration High Income

Year ended November 30, 2012	Year ended November 30, 2011	Year ended November 30, 2012	Year ended November 30, 2011	Year ended November 30, 2012	Period from December 27, 2010** to November 30, 2011	Year ended November 30, 2012	Period from October 3, 2011** to November 30, 2011

$1,108,008	$277,017	$928,006	$1,516,412	$16,600	$(18,889)	$3,043,419	$52,011
2,908,977	(1,641,333)	7,662,762	12,447,683	(89,636)	(648,022)	3,180	16,338
—	—	456,906	—	—	—	—	—
8,621,386	918,096	6,985,738	(24,021,161)	556,507	225,254	2,385,290	95,005
54,521	—	2,054,797	—	—	—	—	—
12,692,892	(446,220)	18,088,209	(10,057,066)	483,471	(441,657)	5,431,889	163,354

(159,470)	(4,490)	(100,572)	(6,118)	—	—	(887,963)	(710)
(23)	(26)	(3,974)	(3,632)	—	—	(350,812)	(1,890)
(22,679)	(8)	(1)	(709)	—	—	(92,689)	(214)
—	—	(72)	(181)	—	—	—	—
(118,625)	(3,468)	(180,329)	(187,858)	—	—	(559,410)	(37)
(10,656)	(544)	(1,031,247)	(1,412,519)	—	—	(1,203,971)	(27,146)
—	—	(101)	(200)	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(311,453)	(8,536)	(1,316,296)	(1,611,217)	—	—	(3,094,845)	(29,997)

33,336,675	36,101,494	31,921,965	40,396,077	1,597,540	7,783,783	220,400,915	4,760,891
35,766,152	—	—	—	—	—	—	—
180,055	2,840	1,265,756	1,588,561	—	—	2,687,529	29,997
(40,931,141)	(23,073,847)	(54,039,108)	(41,655,571)	(1,611,677)	(896,429)	(24,573,552)	(56,830)
28,351,741	13,030,487	(20,851,387)	329,067	(14,137)	6,887,354	198,514,892	4,734,058
40,733,180	12,575,731	(4,079,474)	(11,339,216)	469,334	6,445,697	200,851,936	4,867,415

70,541,744	57,966,013	124,816,167	136,155,383	9,485,697	3,040,000	9,907,415	5,040,000
$111,274,924	$70,541,744	$120,736,693	$124,816,167	$9,955,031	$9,485,697	$210,759,351	$9,907,415
$904,545	$211,803	$956,021	$1,258,245	$—	$(18,185)	$21,132	$21,505

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	141

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2015:
Class A
11/30/2012	$18.86	$0.48	$1.27	$1.75	$(0.70)	$(0.39)
11/30/2011	19.28	0.38	0.23	0.61	(0.74)	(0.29)
11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.85	3.38	—	—
Class C
11/30/2012	$18.53	$0.35	$1.24	$1.59	$(0.58)	$(0.39)
11/30/2011	19.09	0.31	0.14	0.45	(0.72)	(0.29)
11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.40	2.85	3.25	—	—
Class D
11/30/2012	$18.87	$0.41	$1.34	$1.75	$(0.71)	$(0.39)
11/30/2011	19.30	0.58	—	0.58	(0.72)	(0.29)
11/30/2010	18.40	0.52	1.18	1.70	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.87	3.40	—	—
Class R
11/30/2012	$18.85	$0.19	$1.51	$1.70	$(0.66)	$(0.39)
11/30/2011	19.27	0.55	—	0.55	(0.68)	(0.29)
11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.47	2.88	3.35	—	—
Class P
11/30/2012	$18.97	$0.34	$1.49	$1.83	$(0.75)	$(0.39)
11/30/2011	19.37	0.65	(0.01)	0.64	(0.75)	(0.29)
11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.90	3.43	—	—
Institutional Class
11/30/2012	$18.99	$0.54	$1.31	$1.85	$(0.77)	$(0.39)
11/30/2011	19.39	0.66	—	0.66	(0.77)	(0.29)
11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.55	2.90	3.45	—	—
Administrative Class
11/30/2012	$18.94	$0.48	$1.29	$1.77	$(0.72)	$(0.39)
11/30/2011	19.34	0.61	—	0.61	(0.72)	(0.29)
11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.51	2.89	3.40	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

142	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.09)	$19.52	9.88%	$1,798	0.40%		0.60%		2.57%		70%
(1.03)	18.86	3.27	1,564	0.47		2.06		2.03		108
(0.80)	19.28	9.67	229	0.50		5.47		2.62		24
—	18.38	22.53	78	0.50	(d)	9.98	(d)	3.36	(d)	21

$(0.97)	$19.15	9.08%	$2,049	1.15%		1.35%		1.91%		70%
(1.01)	18.53	2.44	2,347	1.22		2.66		1.65		108
(0.71)	19.09	8.88	305	1.25		7.23		1.99		24
—	18.25	21.67	71	1.25	(d)	8.61	(d)	2.61	(d)	21

$(1.10)	$19.52	9.82%	$1,290	0.50%		0.60%		2.19%		70%
(1.01)	18.87	3.20	251	0.50		2.22		3.07		108
(0.80)	19.30	9.62	204	0.50		5.74		2.84		24
—	18.40	22.67	91	0.50	(d)	8.84	(d)	3.36	(d)	21

$(1.05)	$19.50	9.50%	$469	0.75%		0.85%		1.01%		70%
(0.97)	18.85	2.94	14	0.75		2.46		2.91		108
(0.74)	19.27	9.43	13	0.75		5.77		2.87		24
—	18.35	22.33	12	0.75	(d)	7.76	(d)	3.11	(d)	21

$(1.14)	$19.66	10.27%	$3,845	0.10%		0.20%		1.78%		70%
(1.04)	18.97	3.44	14	0.25		2.00		3.41		108
(0.80)	19.37	9.88	14	0.30		5.38		3.32		24
—	18.43	22.87	12	0.30	(d)	6.52	(d)	3.56	(d)	21

$(1.16)	$19.68	10.31%	$8,243	—%		0.15%		2.84%		70%
(1.06)	18.99	3.53	5,885	0.15		1.90		3.48		108
(0.81)	19.39	10.02	5,553	0.20		5.26		3.32		24
—	18.45	23.00	4,306	0.20	(d)	6.42	(d)	3.66	(d)	21

$(1.11)	$19.60	9.97%	$15	0.35%		0.45%		2.57%		70%
(1.01)	18.94	3.23	14	0.42		2.17		3.23		108
(0.78)	19.34	9.75	13	0.45		5.54		3.17		24
—	18.40	22.67	12	0.45	(d)	6.67	(d)	3.41	(d)	21

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	143

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2020:
Class A
11/30/2012	$18.82	$0.44	$1.34	$1.78	$(0.70)	$(0.75)
11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)
11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.53	3.05	3.58	—	—
Class C
11/30/2012	$18.53	$0.37	$1.23	$1.60	$(0.60)	$(0.75)
11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)
11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.40	3.06	3.46	—	—
Class D
11/30/2012	$18.84	$0.39	$1.36	$1.75	$(0.68)	$(0.75)
11/30/2011	19.43	0.72	(0.19)	0.53	(0.81)	(0.31)
11/30/2010	18.59	0.52	1.17	1.69	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.53	3.06	3.59	—	—
Class R
11/30/2012	$18.81	$0.18	$1.54	$1.72	$(0.64)	$(0.75)
11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)
11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.47	3.08	3.55	—	—
Class P
11/30/2012	$18.94	$0.37	$1.47	$1.84	$(0.73)	$(0.75)
11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)
11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.54	3.08	3.62	—	—
Institutional Class
11/30/2012	$18.96	$0.55	$1.31	$1.86	$(0.75)	$(0.75)
11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)
11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.55	3.09	3.64	—	—
Administrative Class
11/30/2012	$18.90	$0.51	$1.28	$1.79	$(0.69)	$(0.75)
11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)
11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.52	3.08	3.60	—	—
AGI Solutions 2025:
Class A
12/19/2011* - 11/30/2012	$15.00	$0.34	$1.43	$1.77	$(0.14)	$—
Class R
12/19/2011* - 11/30/2012	$15.00	$0.18	$1.53	$1.71	$(0.14)	$—
Class P
12/19/2011* - 11/30/2012	$15.00	$0.38	$1.44	$1.82	$(0.15)	$—
Institutional Class
12/19/2011* - 11/30/2012	$15.00	$0.45	$1.38	$1.83	$(0.15)	$—
Administrative Class
12/19/2011* - 11/30/2012	$15.00	$0.41	$1.35	$1.76	$(0.14)	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

144	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.45)	$19.15	10.23%	$985	0.38%		0.60%		2.40%		55%
(1.14)	18.82	2.82	351	0.48		2.71		2.56		56
(0.85)	19.43	9.60	154	0.53		6.52		2.79		23
—	18.58	23.87	40	0.53	(d)	10.16	(d)	3.38	(d)	25

$(1.35)	$18.78	9.29%	$364	1.13%		1.35%		2.07%		55%
(1.07)	18.53	2.07	669	1.23		3.40		1.61		56
(0.79)	19.21	8.72	204	1.28		8.05		1.72		23
—	18.46	23.07	30	1.28	(d)	10.57	(d)	2.63	(d)	25

$(1.43)	$19.16	10.02%	$266	0.48%		0.60%		2.12%		55%
(1.12)	18.84	2.85	115	0.52		2.91		3.80		56
(0.85)	19.43	9.54	187	0.53		5.95		2.80		23
—	18.59	23.93	65	0.53	(d)	10.35	(d)	3.38	(d)	25

$(1.39)	$19.14	9.84%	$938	0.73%		0.85%		0.97%		55%
(1.07)	18.81	2.57	14	0.77		3.09		2.77		56
(0.79)	19.40	9.25	13	0.78		6.30		2.99		23
—	18.55	23.67	12	0.78	(d)	8.76	(d)	3.13	(d)	25

$(1.48)	$19.30	10.55%	$5,323	0.08%		0.20%		1.95%		55%
(1.15)	18.94	3.07	42	0.17		1.39		2.24		56
(0.85)	19.51	9.81	14	0.33		5.93		3.44		23
—	18.62	24.13	13	0.33	(d)	6.56	(d)	3.58	(d)	25

$(1.50)	$19.32	10.62%	$7,708	—	%(e)	0.15%		2.98%		55%
(1.17)	18.96	3.16	5,157	0.17		2.51		3.34		56
(0.87)	19.53	9.90	4,834	0.23		5.80		3.44		23
—	18.64	24.27	3,654	0.23	(d)	6.46	(d)	3.68	(d)	25

$(1.44)	$19.25	10.20%	$15	0.33%		0.45%		2.73%		55%
(1.12)	18.90	2.87	14	0.44		2.78		3.09		56
(0.83)	19.48	9.63	14	0.48		6.08		3.29		23
—	18.60	24.00	12	0.48	(d)	6.71	(d)	3.43	(d)	25

$(0.14)	$16.63	11.86%	$335	0.38	%(d)	0.60	%(d)	2.22	%(d)	55%

$(0.14)	$16.57	11.51%	$1,284	0.73	%(d)	0.85	%(d)	1.19	%(d)	55%

$(0.15)	$16.67	12.21%	$3,873	0.08	%(d)	0.20	%(d)	2.47	%(d)	55%

$(0.15)	$16.68	12.28%	$5,375	—	%(d)(e)	0.15	%(d)	2.94	%(d)	55%

$(0.14)	$16.62	11.86%	$11	0.33	%(d)	0.45	%(d)	2.72	%(d)	55%

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	145

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2030:
Class A
11/30/2012	$19.77	$0.29	$1.61	$1.90	$(0.70)	$(1.17)
11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)
11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	3.95	4.36	—	—
Class C
11/30/2012	$19.51	$0.43	$1.30	$1.73	$(0.54)	$(1.17)
11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)
11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.28	4.00	4.28	—	—
Class D
11/30/2012	$19.82	$0.52	$1.36	$1.88	$(0.69)	$(1.17)
11/30/2011	20.82	0.53	(0.12)	0.41	(0.85)	(0.56)
11/30/2010	19.40	0.47	1.62	2.09	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	3.99	4.40	—	—
Class R
11/30/2012	$19.81	$0.18	$1.67	$1.85	$(0.64)	$(1.17)
11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)
11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.34	4.03	4.37	—	—
Class P
11/30/2012	$19.95	$0.41	$1.57	$1.98	$(0.74)	$(1.17)
11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)
11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	4.04	4.45	—	—
Institutional Class
11/30/2012	$19.97	$0.61	$1.38	$1.99	$(0.75)	$(1.17)
11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)
11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.43	4.04	4.47	—	—
Administrative Class
11/30/2012	$19.91	$0.57	$1.35	$1.92	$(0.70)	$(1.17)
11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)
11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.39	4.04	4.43	—	—
AGI Solutions 2035:
Class A
12/19/2011* - 11/30/2012	$15.00	$0.37	$1.74	$2.11	$(0.17)	$—
Class R
12/19/2011* - 11/30/2012	$15.00	$0.16	$1.90	$2.06	$(0.17)	$—
Class P
12/19/2011* - 11/30/2012	$15.00	$0.38	$1.79	$2.17	$(0.18)	$—
Institutional Class
12/19/2011* - 11/30/2012	$15.00	$0.46	$1.72	$2.18	$(0.18)	$—
Administrative Class
12/19/2011* - 11/30/2012	$15.00	$0.42	$1.69	$2.11	$(0.17)	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

146	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.87)	$19.80	10.68%	$10,692	0.29%		0.60%		1.48%		47%
(1.41)	19.77	1.76	460	0.45		2.50		2.43		52
(0.67)	20.78	11.07	286	0.63		5.46		2.57		33
—	19.36	29.07	179	0.63	(d)	9.16	(d)	2.47	(d)	11

$(1.71)	$19.53	9.80%	$605	1.04%		1.35%		2.26%		47%
(1.36)	19.51	1.20	654	1.21		3.34		1.84		52
(0.61)	20.59	10.17	542	1.38		7.39		1.32		33
—	19.28	28.53	78	1.38	(d)	9.74	(d)	1.72	(d)	11

$(1.86)	$19.84	10.48%	$519	0.39%		0.60%		2.69%		47%
(1.41)	19.82	1.89	377	0.48		2.51		2.59		52
(0.67)	20.82	11.04	295	0.63		5.63		2.41		33
—	19.40	29.33	123	0.63	(d)	8.98	(d)	2.47	(d)	11

$(1.81)	$19.85	10.23%	$1,103	0.64%		0.85%		0.95%		47%
(1.36)	19.81	1.66	14	0.74		2.82		2.54		52
(0.60)	20.80	10.73	14	0.88		5.79		2.53		33
—	19.37	29.13	13	0.88	(d)	7.74	(d)	2.22	(d)	11

$(1.91)	$20.02	10.97%	$5,103	—	%(e)	0.20%		2.06%		47%
(1.43)	19.95	2.13	19	0.22		2.27		2.84		52
(0.67)	20.92	11.27	14	0.43		5.41		2.97		33
—	19.45	29.67	13	0.43	(d)	6.37	(d)	2.67	(d)	11

$(1.92)	$20.04	11.07%	$9,182	—	%(e)	0.15%		3.14%		47%
(1.45)	19.97	2.23	5,813	0.13		2.24		3.04		52
(0.68)	20.94	11.35	5,145	0.33		5.29		3.02		33
—	19.47	29.80	4,163	0.33	(d)	6.27	(d)	2.77	(d)	11

$(1.87)	$19.96	10.60%	$16	0.24%		0.45%		2.95%		47%
(1.41)	19.91	1.99	15	0.41		2.52		2.85		52
(0.64)	20.88	11.04	14	0.58		5.55		2.82		33
—	19.43	29.53	13	0.58	(d)	6.52	(d)	2.52	(d)	11

$(0.17)	$16.94	14.23%	$104	0.30	%(d)	0.60	%(d)	2.36	%(d)	38%

$(0.17)	$16.89	13.88%	$893	0.65	%(d)	0.85	%(d)	1.04	%(d)	38%

$(0.18)	$16.99	14.58%	$4,090	—	%(d)	0.20	%(d)	2.43	%(d)	38%

$(0.18)	$17.00	14.65%	$5,132	—	%(d)(e)	0.15	%(d)	3.00	%(d)	38%

$(0.17)	$16.94	14.23%	$12	0.25	%(d)	0.45	%(d)	2.76	%(d)	38%

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	147

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2040:
Class A
11/30/2012	$20.22	$0.29	$1.61	$1.90	$(0.69)	$(1.72)
11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)
11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.30	4.78	5.08	—	—
Class C
11/30/2012	$20.07	$0.31	$1.43	$1.74	$(0.56)	$(1.72)
11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)
11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.19	4.73	4.92	—	—
Class D
11/30/2012	$20.16	$0.41	$1.44	$1.85	$(0.68)	$(1.72)
11/30/2011	21.88	0.76	(0.51)	0.25	(1.03)	(0.94)
11/30/2010	20.05	0.52	1.92	2.44	(0.46)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.32	4.73	5.05	—	—
Class R
11/30/2012	$20.16	$0.16	$1.66	$1.82	$(0.63)	$(1.72)
11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)
11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.26	4.77	5.03	—	—
Class P
11/30/2012	$20.31	$0.39	$1.57	$1.96	$(0.73)	$(1.72)
11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)
11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.33	4.79	5.12	—	—
Institutional Class
11/30/2012	$20.33	$0.56	$1.41	$1.97	$(0.75)	$(1.72)
11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)
11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.35	4.78	5.13	—	—
Administrative Class
11/30/2012	$20.26	$0.52	$1.38	$1.90	$(0.69)	$(1.72)
11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)
11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.31	4.78	5.09	—	—
AGI Solutions 2045:
Class A
12/19/2011* - 11/30/2012	$15.00	$0.32	$1.92	$2.24	$(0.22)	$—
Class R
12/19/2011* - 11/30/2012	$15.00	$0.16	$2.02	$2.18	$(0.22)	$—
Class P
12/19/2011* - 11/30/2012	$15.00	$0.39	$1.89	$2.28	$(0.22)	$—
Institutional Class
12/19/2011* - 11/30/2012	$15.00	$0.50	$1.79	$2.29	$(0.22)	$—
Administrative Class
12/19/2011* - 11/30/2012	$15.00	$0.44	$1.79	$2.23	$(0.22)	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

148	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(2.41)	$19.71	10.61%	$1,915	0.28%		0.60%		1.52%		45%
(1.91)	20.22	0.81	151	0.42		2.96		2.42		53
(0.64)	21.88	12.48	79	0.56		5.99		3.57		44
—	20.08	33.87	23	0.56	(d)	11.53	(d)	1.93	(d)	13

$(2.28)	$19.53	9.80%	$195	1.03%		1.35%		1.66%		45%
(1.67)	20.07	0.07	87	1.15		3.56		1.30		53
(0.53)	21.65	11.61	22	1.31		6.66		2.82		44
—	19.92	32.80	42	1.31	(d)	11.89	(d)	1.18	(d)	13

$(2.40)	$19.61	10.42%	$245	0.38%		0.60%		2.16%		45%
(1.97)	20.16	0.77	187	0.46		3.00		3.57		53
(0.61)	21.88	12.49	177	0.56		6.58		2.51		44
—	20.05	33.67	45	0.56	(d)	10.43	(d)	1.93	(d)	13

$(2.35)	$19.63	10.24%	$848	0.63%		0.85%		0.87%		45%
(1.89)	20.16	0.54	15	0.70		3.22		2.63		53
(0.57)	21.85	12.19	15	0.81		6.50		2.90		44
—	20.03	33.53	14	0.81	(d)	10.01	(d)	1.68	(d)	13

$(2.45)	$19.82	10.99%	$2,343	—	%(e)	0.20%		2.00%		45%
(1.97)	20.31	1.06	15	0.21		2.75		3.11		53
(0.63)	21.97	12.64	15	0.36		6.10		3.35		44
—	20.12	34.13	13	0.36	(d)	6.43	(d)	2.13	(d)	13

$(2.47)	$19.83	11.04%	$7,782	—	%(e)	0.15%		2.95%		45%
(1.99)	20.33	1.11	5,315	0.10		2.65		3.15		53
(0.65)	22.00	12.83	4,769	0.26		5.98		3.43		44
—	20.13	34.20	4,100	0.26	(d)	6.33	(d)	2.23	(d)	13

$(2.41)	$19.75	10.67%	$17	0.23%		0.45%		2.72%		45%
(1.94)	20.26	0.87	15	0.38		2.93		2.94		53
(0.61)	21.93	12.48	15	0.51		6.24		3.20		44
—	20.09	33.93	13	0.51	(d)	6.58	(d)	1.98	(d)	13

$(0.22)	$17.02	15.09%	$61	0.29	%(d)	0.60	%(d)	2.08	%(d)	38%

$(0.22)	$16.96	14.67%	$293	0.64	%(d)	0.85	%(d)	1.07	%(d)	38%

$(0.22)	$17.06	15.37%	$1,584	—	%(d)(e)	0.20	%(d)	2.46	%(d)	38%

$(0.22)	$17.07	15.44%	$3,733	—	%(d)(e)	0.15	%(d)	3.23	%(d)	38%

$(0.22)	$17.01	15.02%	$12	0.24	%(d)	0.45	%(d)	2.84	%(d)	38%

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	149

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2050:
Class A
11/30/2012	$20.16	$0.28	$1.59	$1.87	$(0.76)	$(1.79)
11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)
11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.31	4.76	5.07	—	—
Class C
11/30/2012	$19.92	$0.27	$1.44	$1.71	$(0.59)	$(1.79)
11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)
11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.18	4.78	4.96	—	—
Class D
11/30/2012	$20.15	$0.48	$1.37	$1.85	$(0.73)	$(1.79)
11/30/2011	22.01	0.59	(0.34)	0.25	(1.09)	(1.02)
11/30/2010	20.09	0.62	1.93	2.55	(0.44)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.32	4.77	5.09	—	—
Class R
11/30/2012	$20.12	$0.18	$1.64	$1.82	$(0.68)	$(1.79)
11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)
11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.26	4.80	5.06	—	—
Class P
11/30/2012	$20.27	$0.38	$1.56	$1.94	$(0.78)	$(1.79)
11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)
11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.33	4.81	5.14	—	—
Institutional Class
11/30/2012	$20.30	$0.58	$1.38	$1.96	$(0.81)	$(1.79)
11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)
11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.34	4.82	5.16	—	—
Administrative Class
11/30/2012	$20.23	$0.53	$1.36	$1.89	$(0.75)	$(1.79)
11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)
11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.30	4.81	5.11	—	—
AGI Solutions 2055:
Class A
12/19/2011* - 11/30/2012	$15.00	$0.44	$1.80	$2.24	$(0.22)	$—
Class R
12/19/2011* - 11/30/2012	$15.00	$0.31	$1.88	$2.19	$(0.22)	$—
Class P
12/19/2011* - 11/30/2012	$15.00	$0.43	$1.87	$2.30	$(0.22)	$—
Institutional Class
12/19/2011* - 11/30/2012	$15.00	$0.50	$1.81	$2.31	$(0.22)	$—
Administrative Class
12/19/2011* - 11/30/2012	$15.00	$0.44	$1.81	$2.25	$(0.22)	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

150	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(2.55)	$19.48	10.64%	$1,371	0.26%		0.60%		1.45%		47%
(2.11)	20.16	0.80	71	0.41		2.92		2.85		51
(0.62)	22.00	13.02	57	0.56		6.28		3.05		37
—	20.07	33.80	30	0.56	(d)	9.92	(d)	1.91	(d)	11

$(2.38)	$19.25	9.78%	$60	1.01%		1.35%		1.44%		47%
(2.03)	19.92	(0.01)	48	1.17		3.70		2.09		51
(0.50)	21.85	12.21	35	1.31		7.37		2.11		37
—	19.96	33.07	13	1.31	(d)	10.64	(d)	1.16	(d)	11

$(2.52)	$19.48	10.51%	$202	0.36%		0.60%		2.55%		47%
(2.11)	20.15	0.75	189	0.44		3.02		2.74		51
(0.63)	22.01	12.99	166	0.56		6.36		3.04		37
—	20.09	33.93	91	0.56	(d)	11.64	(d)	1.91	(d)	11

$(2.47)	$19.47	10.30%	$359	0.61%		0.85%		0.96%		47%
(2.06)	20.12	0.51	17	0.69		3.21		2.71		51
(0.58)	21.97	12.75	17	0.81		6.49		2.98		37
—	20.06	33.73	13	0.81	(d)	10.14	(d)	1.66	(d)	11

$(2.57)	$19.64	11.00%	$762	—	%(e)	0.20%		1.98%		47%
(2.13)	20.27	0.96	15	0.19		2.75		3.21		51
(0.64)	22.10	13.26	15	0.36		6.08		3.48		37
—	20.14	34.27	14	0.36	(d)	7.10	(d)	2.11	(d)	11

$(2.60)	$19.66	11.06%	$6,431	—	%(e)	0.15%		3.03%		47%
(2.16)	20.30	1.11	5,149	0.09		2.65		3.22		51
(0.66)	22.12	13.34	4,619	0.26		5.97		3.56		37
—	20.16	34.40	3,963	0.26	(d)	7.00	(d)	2.21	(d)	11

$(2.54)	$19.58	10.62%	$17	0.21%		0.45%		2.77%		47%
(2.10)	20.23	0.82	15	0.37		2.93		3.04		51
(0.62)	22.06	13.09	15	0.51		6.23		3.32		37
—	20.11	34.07	14	0.51	(d)	7.25	(d)	1.96	(d)	11

$(0.22)	$17.02	15.10%	$11	0.27	%(d)	0.60	%(d)	2.82	%(d)	31%

$(0.22)	$16.97	14.75%	$39	0.62	%(d)	0.85	%(d)	1.99	%(d)	31%

$(0.22)	$17.08	15.52%	$59	—	%(d)(e)	0.20	%(d)	2.77	%(d)	31%

$(0.22)	$17.09	15.52%	$3,509	—	%(d)(e)	0.15	%(d)	3.21	%(d)	31%

$(0.22)	$17.03	15.17%	$11	0.22	%(d)	0.46	%(d)	2.87	%(d)	31%

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	151

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions Global Allocation:
Class A
11/30/2012	$10.30	$0.25	$0.84	$1.09	$(0.32)	$—
11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	—
11/30/2010	9.84	0.26	0.85	1.11	(0.37)	—
7/1/2009** - 11/30/2009	8.45	0.08	1.35	1.43	(0.04)	—
6/30/2009	10.62	0.30	(1.98)	(1.68)	(0.40)	—
6/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)	(0.32)
Class B
11/30/2012	$10.48	$0.21	$0.81	$1.02	$(0.23)	$—
11/30/2011	10.74	0.22	(0.20)	0.02	(0.28)	—
11/30/2010	9.92	0.22	0.83	1.05	(0.23)	—
7/1/2009** - 11/30/2009	8.53	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.70	0.23	(1.99)	(1.76)	(0.33)	—
6/30/2008	12.57	0.24	(0.96)	(0.72)	(0.69)	(0.32)
Class C
11/30/2012	$10.41	$0.17	$0.85	$1.02	$(0.24)	$—
11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	—
11/30/2010	9.89	0.19	0.85	1.04	(0.24)	—
7/1/2009** - 11/30/2009	8.50	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.68	0.24	(2.01)	(1.77)	(0.33)	—
6/30/2008	12.55	0.24	(0.95)	(0.71)	(0.70)	(0.32)
Class D
11/30/2012	$10.27	$0.24	$0.84	$1.08	$(0.32)	$—
11/30/2011	10.56	0.17	(0.06)	0.11	(0.40)	—
11/30/2010	9.83	0.23	0.87	1.10	(0.37)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—
Class R
11/30/2012	$10.26	$0.21	$0.84	$1.05	$(0.29)	$—
11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	—
11/30/2010	9.81	0.24	0.84	1.08	(0.35)	—
7/1/2009** - 11/30/2009	8.44	0.07	1.34	1.41	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—
Class P
11/30/2012	$10.28	$0.29	$0.81	$1.10	$(0.31)	$—
11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	—
11/30/2010	9.84	0.26	0.86	1.12	(0.40)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.36	1.44	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—
Institutional Class
11/30/2012	$10.21	$0.26	$0.84	$1.10	$(0.34)	$—
11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	—
11/30/2010	9.77	0.29	0.83	1.12	(0.41)	—
7/1/2009** - 11/30/2009	8.38	0.09	1.34	1.43	(0.04)	—
6/30/2009	10.55	0.33	(1.97)	(1.64)	(0.43)	—
6/30/2008	12.54	0.36	(0.91)	(0.55)	(0.98)	(0.32)
Administrative Class
11/30/2012	$10.51	$0.26	$0.84	$1.10	$(0.31)	$—
11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	—
11/30/2010	9.83	0.27	0.86	1.13	(0.18)	—
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—

*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Less than $0.01 per share.

152	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$—	$(0.32)	$—		$11.07	10.64%	$70,312	0.43%		1.38%		2.32%		57%
—	(0.39)	—		10.30	0.95	73,816	0.47		1.35		2.32		64
—	(0.37)	—		10.58	11.56	72,415	0.51		1.42		2.58		46
—	(0.04)	—		9.84	16.93	57,225	0.52	(e)	1.39	(e)	1.98	(e)	11
(0.09)	(0.49)	—	(f)	8.45	(15.51)	47,224	0.63		0.76		3.51		69
(0.14)	(1.32)	—	(f)	10.62	(5.45)	63,265	0.65		0.65		2.74		17

$—	$(0.23)	$—		$11.27	9.90%	$4,307	1.19%		2.09%		1.96%		57%
—	(0.28)	—		10.48	0.15	9,467	1.22		2.10		1.95		64
—	(0.23)	—		10.74	10.86	18,030	1.26		2.19		2.13		46
—	(0.02)	—		9.92	16.44	31,698	1.27	(e)	2.11	(e)	1.23	(e)	11
(0.08)	(0.41)	—	(f)	8.53	(16.12)	29,177	1.39		1.50		2.67		69
(0.14)	(1.15)	—	(f)	10.70	(6.07)	60,519	1.40		1.40		2.03		17

$—	$(0.24)	$—		$11.19	9.90%	$71,375	1.18%		2.11%		1.59%		57%
—	(0.30)	—		10.41	0.15	78,367	1.22		2.09		1.64		64
—	(0.24)	—		10.69	10.65	87,546	1.26		2.16		1.93		46
—	(0.02)	—		9.89	16.62	89,277	1.27	(e)	2.14	(e)	1.23	(e)	11
(0.08)	(0.41)	—	(f)	8.50	(16.21)	80,857	1.39		1.50		2.74		69
(0.14)	(1.16)	—	(f)	10.68	(6.10)	138,659	1.40		1.40		1.99		17

$—	$(0.32)	$—		$11.03	10.68%	$266	0.46%		1.33%		2.25%		57%
—	(0.40)	—		10.27	0.95	197	0.45		1.38		1.56		64
—	(0.37)	—		10.56	11.48	34	0.51		1.41		2.28		46
—	(0.04)	—		9.83	16.95	13	0.52	(e)	1.38	(e)	1.98	(e)	11
(0.01)	(0.05)	—		8.44	3.55	10	0.52	(e)	1.34	(e)	1.85	(e)	69

$—	$(0.29)	$—		$11.02	10.44%	$15	0.67%		1.56%		2.02%		57%
—	(0.36)	—		10.26	0.73	14	0.72		1.59		2.11		64
—	(0.35)	—		10.54	11.30	13	0.76		1.64		2.38		46
—	(0.04)	—		9.81	16.78	12	0.77	(e)	1.63	(e)	1.73	(e)	11
(0.01)	(0.05)	—		8.44	3.52	10	0.77	(e)	1.68	(e)	1.61	(e)	69

$—	$(0.31)	$—		$11.07	10.91%	$1,340	0.25%		1.37%		2.75%		57%
—	(0.41)	—		10.28	1.13	1,996	0.27		1.22		2.52		64
—	(0.40)	—		10.56	11.77	6,433	0.31		1.39		2.54		46
—	(0.04)	—		9.84	16.99	1,658	0.31	(e)	1.21	(e)	2.19	(e)	11
(0.01)	(0.05)	—		8.44	3.55	1,477	0.27	(e)	1.37	(e)	2.04	(e)	69

$—	$(0.34)	$—		$10.97	11.01%	$57,357	0.15%		1.14%		2.47%		57%
—	(0.41)	—		10.21	1.31	47,916	0.16		1.12		2.50		64
—	(0.41)	—		10.48	11.88	37,093	0.21		1.15		2.91		46
—	(0.04)	—		9.77	17.14	31,841	0.20	(e)	1.11	(e)	2.30	(e)	11
(0.10)	(0.53)	—	(f)	8.38	(15.16)	16,150	0.13		0.30		3.89		69
(0.14)	(1.44)	—	(f)	10.55	(4.85)	15,564	0.10		0.10		3.04		17

$—	$(0.31)	$—		$11.30	10.70%	$1,653	0.40%		1.42%		2.35%		57%
—	(0.39)	—		10.51	1.05	1,649	0.41		1.36		1.19		64
—	(0.18)	—		10.78	11.62	14	0.46		1.37		2.68		46
—	(0.04)	—		9.83	17.07	12	0.52	(e)	1.36	(e)	1.98	(e)	11
(0.01)	(0.05)	—		8.44	3.57	10	0.32	(e)	1.20	(e)	2.05	(e)	69

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	153

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions Global Growth Allocation:
Class A
11/30/2012	$20.72	$0.51	$1.71	$2.22	$(0.59)	$(0.31)
11/30/2011	22.03	0.45	(0.33)	0.12	(0.91)	(0.52)
11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class C
11/30/2012	$20.49	$0.30	$1.74	$2.04	$(0.51)	$(0.31)
11/30/2011	21.81	0.24	(0.28)	(0.04)	(0.76)	(0.52)
11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.09	4.78	4.87	—	—
Class D
11/30/2012	$20.78	$0.37	$1.85	$2.22	$(0.69)	$(0.31)
11/30/2011	22.06	0.48	(0.36)	0.12	(0.88)	(0.52)
11/30/2010	19.96	0.63	1.94	2.57	(0.33)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class R
11/30/2012	$20.73	$0.39	$1.77	$2.16	$(0.68)	$(0.31)
11/30/2011	22.01	0.40	(0.34)	0.06	(0.82)	(0.52)
11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.14	4.79	4.93	—	—
Class P
11/30/2012	$20.85	$0.49	$1.77	$2.26	$(0.72)	$(0.31)
11/30/2011	22.12	0.63	(0.48)	0.15	(0.90)	(0.52)
11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.19	4.80	4.99	—	—
Institutional Class
11/30/2012	$20.87	$0.51	$1.78	$2.29	$(0.75)	$(0.31)
11/30/2011	22.14	0.65	(0.48)	0.17	(0.92)	(0.52)
11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.20	4.80	5.00	—	—
Administrative Class
11/30/2012	$20.81	$0.46	$1.77	$2.23	$(0.69)	$(0.31)
11/30/2011	22.08	0.59	(0.47)	0.12	(0.87)	(0.52)
11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.80	4.97	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

154	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.90)	$22.04	11.17%	$841	0.41%		4.12%		2.40%		51%
(1.43)	20.72	0.17	1,283	0.47		3.23		2.02		85
(0.49)	22.03	13.08	815	0.54		5.64		2.29		66
—	19.96	33.07	41	0.54	(d)	6.46	(d)	1.57	(d)	6

$(0.82)	$21.71	10.34%	$1,277	1.18%		4.65%		1.44%		51%
(1.28)	20.49	(0.53)	1,241	1.20		4.46		1.13		85
(0.46)	21.81	12.34	497	1.29		6.28		2.18		66
—	19.87	32.47	181	1.29	(d)	7.21	(d)	0.82	(d)	6

$(1.00)	$22.00	11.13%	$105	0.41%		3.95%		1.73%		51%
(1.40)	20.78	0.19	37	0.45		3.60		2.20		85
(0.47)	22.06	13.15	22	0.54		5.48		3.05		66
—	19.96	33.07	13	0.54	(d)	6.46	(d)	1.57	(d)	6

$(0.99)	$21.90	10.89%	$38	0.65%		4.16%		1.87%		51%
(1.34)	20.73	(0.08)	36	0.71		3.90		1.84		85
(0.45)	22.01	12.91	15	0.79		5.61		3.04		66
—	19.93	32.87	13	0.79	(d)	6.71	(d)	1.32	(d)	6

$(1.03)	$22.08	11.35%	$17	0.23%		3.67%		2.32%		51%
(1.42)	20.85	0.34	15	0.27		3.26		2.84		85
(0.49)	22.12	13.38	15	0.34		5.21		3.48		66
—	19.99	33.27	13	0.34	(d)	6.31	(d)	1.77	(d)	6

$(1.06)	$22.10	11.51%	$5,008	0.13%		3.84%		2.42%		51%
(1.44)	20.87	0.43	4,483	0.17		3.16		2.95		85
(0.50)	22.14	13.49	4,484	0.24		5.11		3.58		66
—	20.00	33.33	3,920	0.24	(d)	6.21	(d)	1.87	(d)	6

$(1.00)	$22.04	11.20%	$17	0.38%		3.82%		2.17%		51%
(1.39)	20.81	0.20	15	0.42		3.41		2.69		85
(0.47)	22.08	13.20	15	0.49		5.36		3.33		66
—	19.97	33.13	13	0.49	(d)	6.46	(d)	1.62	(d)	6

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	155

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions Retirement Income:
Class A
11/30/2012	$18.27	$0.48	$1.23	$1.71	$(0.58)	$(0.20)
11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)
11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.53	2.71	3.24	(0.43)	—
Class C
11/30/2012	$18.09	$0.31	$1.24	$1.55	$(0.45)	$(0.20)
11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)
11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.41	2.72	3.13	(0.30)	—
Class D
11/30/2012	$18.36	$0.30	$1.41	$1.71	$(0.58)	$(0.20)
11/30/2011	18.60	0.49	0.13	0.62	(0.66)	(0.20)
11/30/2010	17.83	0.49	1.04	1.53	(0.56)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.52	2.72	3.24	(0.41)	—
Class R
11/30/2012	$18.77	$0.24	$1.45	$1.69	$(0.52)	$(0.20)
11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)
11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.47	2.74	3.21	(0.35)	—
Class P
11/30/2012	$18.49	$0.32	$1.48	$1.80	$(0.65)	$(0.20)
11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)
11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.54	2.74	3.28	(0.43)	—
Institutional Class
11/30/2012	$18.16	$0.49	$1.28	$1.77	$(0.65)	$(0.20)
11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)
11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.55	2.74	3.29	(0.44)	—
Administrative Class
11/30/2012	$18.46	$0.49	$1.26	$1.75	$(0.60)	$(0.20)
11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)
11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.52	2.74	3.26	(0.43)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

156	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.78)	$19.20	9.68%	$4,891	0.40%		0.60%		2.57%		51%
(0.87)	18.27	3.45	4,427	0.46		1.60		2.01		74
(0.81)	18.52	8.86	595	0.52		5.29		2.65		22
(0.43)	17.81	21.95	256	0.52	(d)	8.79	(d)	3.42	(d)	26

$(0.65)	$18.99	8.84%	$6,935	1.15%		1.35%		1.70%		51%
(0.75)	18.09	2.71	5,820	1.22		2.48		1.50		74
(0.86)	18.36	8.09	1,398	1.27		6.16		1.56		22
(0.30)	17.83	21.11	133	1.27	(d)	10.38	(d)	2.67	(d)	26

$(0.78)	$19.29	9.53%	$1,553	0.50%		0.60%		1.59%		51%
(0.86)	18.36	3.42	326	0.51		2.21		2.65		74
(0.76)	18.60	8.89	179	0.52		5.75		2.75		22
(0.41)	17.83	21.93	73	0.52	(d)	8.81	(d)	3.42	(d)	26

$(0.72)	$19.74	9.28%	$183	0.75%		0.85%		1.29%		51%
(0.54)	18.77	3.18	17	0.76		4.59		2.82		74
(0.63)	18.73	8.61	15	0.77		5.62		2.70		22
(0.35)	17.86	21.72	12	0.77	(d)	7.31	(d)	3.17	(d)	26

$(0.85)	$19.44	10.05%	$4,751	0.10%		0.20%		1.71%		51%
(0.58)	18.49	3.69	14	0.26		4.47		3.38		74
(1.00)	18.41	9.13	13	0.32		5.13		3.20		22
(0.43)	17.85	22.19	12	0.32	(d)	6.06	(d)	3.62	(d)	26

$(0.85)	$19.08	10.11%	$11,294	—%		0.15%		2.64%		51%
(0.91)	18.16	3.77	4,904	0.16		1.81		3.53		74
(1.03)	18.40	9.24	4,803	0.22		5.04		3.22		22
(0.44)	17.85	22.30	3,779	0.22	(d)	5.96	(d)	3.72	(d)	26

$(0.80)	$19.41	9.71%	$15	0.35%		0.45%		2.59%		51%
(0.56)	18.46	3.49	14	0.44		4.65		3.21		74
(0.96)	18.40	8.94	13	0.47		5.28		3.05		22
(0.43)	17.83	22.03	12	0.47	(d)	6.21	(d)	3.47	(d)	26

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	157

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC Convertible:
Class A
11/30/2012	$28.11	$0.53	$1.95	$2.48	$(0.75)	$(1.57)
11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—
Class C
11/30/2012	$28.15	$0.32	$1.96	$2.28	$(0.56)	$(1.57)
11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—
4/12/2010* - 11/30/2010	26.22	0.24	1.84	2.08	— (d)	—
Class D
11/30/2012	$28.08	$0.51	$1.95	$2.46	$(0.75)	$(1.57)
11/30/2011	28.16	0.54	0.03	0.57	(0.65)	—
4/12/2010* - 11/30/2010	26.22	0.40	1.79	2.19	(0.25)	—
Class R
11/30/2012	$28.08	$0.43	$1.95	$2.38	$(0.69)	$(1.57)
11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—
4/12/2010* - 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—
Class P
11/30/2012	$28.04	$0.58	$1.94	$2.52	$(0.79)	$(1.57)
11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—
6/7/2010* - 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—
Institutional Class
11/30/2012	$28.00	$0.62	$1.94	$2.56	$(0.83)	$(1.57)
11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—
11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—
4/1/2009** - 11/30/2009	19.01	0.50	4.77	5.27	(0.36)	—
3/31/2009	24.88	0.43	(5.73)	(5.30)	(0.43)	(0.14)
3/31/2008	24.35	0.37	0.58	0.95	(0.32)	(0.10)
Administrative Class
11/30/2012	$28.04	$0.55	$1.94	$2.49	$(0.76)	$(1.57)
11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—
AGIC Focused Opportunity:
Class A
11/30/2012	$14.63	$(0.18)	$(0.62)	$(0.80)	$—	$(0.98)
12/27/2010* - 11/30/2011	15.00	(0.13)	(0.24)	(0.37)	—	—
Institutional Class
11/30/2012	$14.69	$(0.13)	$(0.63)	$(0.76)	$—	$(0.98)
12/27/2010* - 11/30/2011	15.00	(0.11)	(0.20)	(0.31)	—	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.99%, 0.98% and 0.89% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.

158	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(2.32)	$28.27	9.64%	$94,347	1.01%		1.01%		1.91%		108%
—	(0.66)	28.11	1.95	64,857	0.97		0.97		1.89		129
—	(0.21)	28.21	8.46	10,500	0.96	(c)	0.97	(c)	2.25	(c)	116

$—	$(2.13)	$28.30	8.81%	$36,917	1.76%		1.76%		1.16%		108%
—	(0.52)	28.15	1.26	27,465	1.74		1.74		1.17		129
—	— (d)	28.30	7.94	227	1.77	(c)	1.77	(c)	1.40	(c)	116

$—	$(2.32)	$28.22	9.57%	$35,886	1.06%		1.06%		1.85%		108%
—	(0.65)	28.08	1.99	30,176	0.98		0.98		1.83		129
—	(0.25)	28.16	8.46	2,180	0.93	(c)	0.94	(c)	2.31	(c)	116

$—	$(2.26)	$28.20	9.25%	$210	1.36%		1.36%		1.58%		108%
—	(0.59)	28.08	1.76	37	1.22		1.22		1.67		129
—	(0.20)	28.17	8.29	11	1.25	(c)	1.26	(c)	1.97	(c)	116

$—	$(2.36)	$28.20	9.84%	$53,368	0.80%		0.86%		2.12%		108%
—	(0.69)	28.04	2.14	37,551	0.80		0.83		2.07		129
—	(0.28)	28.12	18.34	21,417	0.84	(c)	0.87	(c)	2.35	(c)	116

$—	$(2.40)	$28.16	10.00%	$804,646	0.67%		0.67%		2.26%		108%
—	(0.72)	28.00	2.24	521,854	0.70		0.70		2.16		129
—	(0.66)	28.08	20.46	471,226	0.77		0.80		2.42		116
—	(0.36)	23.92	27.85	64,996	1.00	(c)(e)	1.00	(c)	3.34	(c)	84
—	(0.57)	19.01	(21.30)	20,664	1.03	(e)	1.03		1.86		91
—	(0.42)	24.88	3.84	47,773	1.03	(e)	1.03		1.45		98

$—	$(2.33)	$28.20	9.70%	$2,199	0.92%		0.92%		2.00%		108%
—	(0.66)	28.04	2.00	1,352	0.97		0.97		1.90		129
—	(0.28)	28.14	8.45	11	0.98	(c)	0.99	(c)	2.23	(c)	116

$(0.02)	$(1.00)	$12.83	(5.40)%	$116	1.45%		5.42%		(1.32)%		157%
—	—	14.63	(2.47)	374	1.45	(c)	4.88	(c)	(0.86	)(c)	167

$(0.02)	$(1.00)	$12.93	(5.08)%	$3,434	1.10%		5.06%		(0.95)%		157%
—	—	14.69	(2.07)	3,157	1.10	(c)	4.70	(c)	(0.75	)(c)	167

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	159

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC Global Managed Volatility:
Class A
12/19/2011* - 11/30/2012	$15.00	$0.39	$1.29	$1.68	$—	$—
Class C
12/19/2011* - 11/30/2012	$15.00	$0.33	$1.23	$1.56	$—	$—
Class D
12/19/2011* - 11/30/2012	$15.00	$0.39	$1.29	$1.68	$—	$—
Class P
12/19/2011* - 11/30/2012	$15.00	$0.48	$1.23	$1.71	$—	$—
Institutional Class
12/19/2011* - 11/30/2012	$15.00	$0.49	$1.24	$1.73	$—	$—
AGIC High Yield Bond:
Class A
11/30/2012	$9.69	$0.72	$0.61	$1.33	$(0.73)	$(0.13)
11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.19	0.68	(0.30)	—
Class C
11/30/2012	$9.68	$0.64	$0.62	$1.26	$(0.66)	$(0.13)
11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—
4/12/2010* - 11/30/2010	9.65	0.45	0.19	0.64	(0.27)	—
Class D
11/30/2012	$9.47	$0.70	$0.60	$1.30	$(0.73)	$(0.13)
11/30/2011	9.79	0.72	(0.28)	0.44	(0.76)	—
4/12/2010* - 11/30/2010	9.65	0.48	0.18	0.66	(0.52)	—
Class R
11/30/2012	$9.45	$0.67	$0.60	$1.27	$(0.71)	$(0.13)
11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—
4/12/2010* - 11/30/2010	9.65	0.47	0.18	0.65	(0.50)	—
Class P
11/30/2012	$9.44	$0.72	$0.58	$1.30	$(0.74)	$(0.13)
11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—
4/12/2010* - 11/30/2010	9.65	0.50	0.17	0.67	(0.54)	—
Institutional Class
11/30/2012	$9.46	$0.73	$0.60	$1.33	$(0.76)	$(0.13)
11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—
11/30/2010	9.17	0.83	0.61	1.44	(0.81)	—
4/1/2009** - 11/30/2009	7.40	0.52	1.77	2.29	(0.52)	—
3/31/2009	9.36	0.71	(1.90)	(1.19)	(0.77)	—
3/31/2008	10.27	0.76	(0.86)	(0.10)	(0.81)	—
Administrative Class
11/30/2012	$9.43	$0.70	$0.61	$1.31	$(0.74)	$(0.13)
11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.17	0.66	(0.53)	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.61%, 0.61% and 0.57% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.

160	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$16.68	11.20%	$50	0.95	%(c)	3.24	%(c)	2.56	%(c)	92%

$—	$16.56	10.40%	$12	1.70	%(c)	4.02	%(c)	2.18	%(c)	92%

$—	$16.68	11.20%	$38	0.95	%(c)	3.37	%(c)	2.63	%(c)	92%

$—	$16.71	11.40%	$11	0.70	%(c)	3.11	%(c)	3.19	%(c)	92%

$—	$16.73	11.53%	$14,585	0.60	%(c)	2.98	%(c)	3.22	%(c)	92%

$(0.86)	$10.16	14.34%	$109,668	0.89%		0.90%		7.21%		86%
(0.78)	9.69	4.29	61,339	1.05		1.05		7.19		168
(0.30)	10.03	7.07	1,296	1.11	(c)	1.47	(c)	7.70	(c)	144

$(0.79)	$10.15	13.54%	$30,692	1.68%		1.68%		6.43%		86%
(0.70)	9.68	3.53	12,443	1.82		1.87		6.56		168
(0.27)	10.02	6.73	311	1.87	(c)	2.21	(c)	7.12	(c)	144

$(0.86)	$9.91	14.33%	$43,921	0.96%		1.07%		7.14%		86%
(0.76)	9.47	4.42	20,378	1.07		1.12		7.36		168
(0.52)	9.79	7.09	169	1.11	(c)	1.47	(c)	7.84	(c)	144

$(0.84)	$9.88	14.05%	$2,111	1.15%		1.25%		6.95%		86%
(0.75)	9.45	4.02	342	1.33		1.37		7.23		168
(0.50)	9.80	6.97	11	1.36	(c)	1.63	(c)	7.74	(c)	144

$(0.87)	$9.87	14.48%	$19,497	0.74%		0.79%		7.39%		86%
(0.79)	9.44	4.57	11,096	0.88		0.88		7.49		168
(0.54)	9.78	7.22	11	0.97	(c)	1.14	(c)	8.13	(c)	144

$(0.89)	$9.90	14.68%	$121,362	0.63%		0.63%		7.47%		86%
(0.80)	9.46	4.66	70,174	0.61		0.77		7.65		168
(0.81)	9.80	16.23	93,782	0.63		0.93		8.65		144
(0.52)	9.17	31.50	69,667	0.61	(c)	0.61	(c)(d)	9.08	(c)	120
(0.77)	7.40	(13.01)	49,233	0.64		0.64	(d)	8.56		55
(0.81)	9.36	(1.06)	50,271	0.63		0.63	(d)	7.66		81

$(0.87)	$9.87	14.54%	$27,274	0.90%		1.14%		8.92%		86%
(0.77)	9.43	4.27	11	1.03		1.03		7.25		168
(0.53)	9.78	7.12	11	1.12	(c)	1.28	(c)	7.98	(c)	144

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	161

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AGIC Micro Cap:
Class A
12/19/2011* - 11/30/2012	$9.84	$(0.07)	$1.85	$1.78	$—
Class P
11/30/2012	$12.20	$(0.10)	$1.47	$1.37	$(1.96)
12/27/2010* - 11/30/2011	14.20	(0.15)	(1.64)	(1.79)	(0.21)
Institutional Class
11/30/2012	$12.22	$(0.10)	$1.49	$1.39	$(1.96)
11/30/2011	13.80	(0.17)	(0.16)	(0.33)	(1.25)
11/30/2010	10.44	(0.15)	3.51	3.36	—
4/1/2009** - 11/30/2009	7.58	(0.07)	2.93	2.86	—
3/31/2009	11.60	(0.07)	(3.95)	(4.02)	— (e)
3/31/2008	15.33	(0.18)	(1.49)	(1.67)	(2.06)
AGIC Ultra Micro Cap:
Class A
12/19/2011* - 11/30/2012	$12.82	$(0.14)	$2.85	$2.71	$—
Class P
11/30/2012	$13.26	$(0.20)	$2.71	$2.51	$(0.23)
12/27/2010* - 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	(0.03)
Institutional Class
11/30/2012	$13.29	$(0.19)	$2.72	$2.53	$(0.23)
11/30/2011	13.25	(0.29)	1.08	0.79	(0.75)
11/30/2010	8.93	(0.22)	4.54	4.32	—
4/1/2009** - 11/30/2009	5.78	(0.10)	3.25	3.15	—
3/31/2009	9.28	(0.16)	(3.34)	(3.50)	—
1/28/2008* - 3/31/2008	10.00	(0.03)	(0.69)	(0.72)	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.63%, 0.91%, and 1.38% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.
(e)	Less than $(0.01) per share.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 2.22%, 2.31% and 2.15% for the period ended November 30, 2009, the year ended March 31, 2009 and the period ended March 31, 2008, respectively.

162	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$11.62	18.09%	$135	1.82	%(c)	2.18	%(c)	(0.62	)%(c)	62%

$11.61	13.90%	$332	1.65%		1.99%		(0.85)%		62%
12.20	(12.43)	426	1.65	(c)	1.85	(c)	(1.35	)(c)	74

$11.65	14.09%	$27,343	1.54%		1.84%		(0.90)%		62%
12.22	(2.88)	46,514	1.54		1.65		(1.24)		74
13.80	32.18	57,591	1.57		1.64		(1.25)		112
10.44	37.73	53,994	1.55	(c)	1.55	(c)(d)	(1.14	)(c)	86
7.58	(34.63)	40,178	1.58		1.58	(d)	(0.64)		104
11.60	(13.25)	60,122	1.58		1.58	(d)	(1.19)		139

$15.53	21.14%	$6,862	2.36	%(c)	3.36	%(c)	(0.96	)%(c)	114%

$15.54	19.26%	$252	2.18%		3.08%		(1.38)%		114%
13.26	(3.64)	230	2.41	(c)	3.48	(c)	(2.23	)(c)	101

$15.59	19.37%	$9,296	2.08%		3.15%		(1.32)%		114%
13.29	6.04	9,757	2.24		3.53		(2.06)		101
13.25	48.38	4,629	2.29		5.40		(1.99)		123
8.93	54.50	1,781	2.31	(c)	2.31	(c)(f)	(1.81	)(c)	87
5.78	(37.72)	1,084	2.40		2.40	(f)	(2.05)		109
9.28	(7.20)	886	2.31	(c)	2.31	(c)(f)	(2.10	)(c)	19

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	163

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC U.S. Emerging Growth:
Class A
11/30/2012	$13.34	$(0.08)	$0.98	$0.90	$—	$(0.99)
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	—
Class C
11/30/2012	$13.25	$(0.18)	$0.99	$0.81	$—	$(0.99)
12/20/2010* - 11/30/2011	13.77	(0.22)	(0.30)	(0.52)	—	—
Class D
11/30/2012	$13.34	$(0.09)	$0.99	$0.90	$—	$(0.99)
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	—
Class R
11/30/2012	$13.31	$(0.11)	$0.98	$0.87	$—	$(0.99)
12/20/2010* - 11/30/2011	13.77	(0.15)	(0.31)	(0.46)	—	—
Class P
11/30/2012	$13.37	$(0.04)	$0.98	$0.94	$—	$(0.99)
12/20/2010* - 11/30/2011	13.77	(0.09)	(0.31)	(0.40)	—	—
Institutional Class
11/30/2012	$13.39	$(0.04)	$0.99	$0.95	$—	$(0.99)
11/30/2011	12.84	(0.07)	0.62	0.55	—	—
11/30/2010	10.05	(0.06)	2.85	2.79	—	—
4/1/2009** - 11/30/2009	6.59	(0.03)	3.49	3.46	—	—
3/31/2009	11.45	(0.04)	(4.82)	(4.86)	—	—
3/31/2008	13.09	(0.06)	(0.70)	(0.76)	—	(0.88)
F&T Behavioral Advantage Large Cap:
Class A
11/30/2012	$16.05	$0.29	$2.76	$3.05	$(0.06)	$—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class C
11/30/2012	$16.02	$0.16	$2.74	$2.90	$(0.02)	$—
9/8/2011* - 11/30/2011	15.00	0.01	1.01	1.02	—	—
Class D
11/30/2012	$16.05	$0.28	$2.77	$3.05	$(0.06)	$—
9/8/2011* - 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class P
11/30/2012	$16.05	$0.32	$2.79	$3.11	$(0.07)	$—
9/8/2011* - 11/30/2011	15.00	0.05	1.00	1.05	—	—
Institutional Class
11/30/2012	$16.06	$0.34	$2.77	$3.11	$(0.07)	$—
9/8/2011* - 11/30/2011	15.00	0.05	1.01	1.06	—	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.16%, 0.90% and 0.72% for the period ended November 30, 2009, and the years ended March 31, 2009 and March 31, 2008, respectively.
(e)	Less than 1%.

164	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.99)	$13.25	7.67%	$1,359	1.50%		2.45%		(0.59)%		92%
—	13.34	(3.12)	837	1.50	(c)	2.70	(c)	(0.92	)(c)	111

$(0.99)	$13.07	6.99%	$228	2.22%		3.16%		(1.35)%		92%
—	13.25	(3.78)	134	2.25	(c)	3.04	(c)	(1.60	)(c)	111

$(0.99)	$13.25	7.67%	$57	1.49%		2.36%		(0.65)%		92%
—	13.34	(3.12)	27	1.50	(c)	2.31	(c)	(0.86	)(c)	111

$(0.99)	$13.19	7.44%	$10	1.70%		2.60%		(0.84)%		92%
—	13.31	(3.34)	10	1.75	(c)	2.50	(c)	(1.14	)(c)	111

$(0.99)	$13.32	7.97%	$19	1.25%		2.25%		(0.27)%		92%
—	13.37	(2.90)	15	1.25	(c)	2.13	(c)	(0.65	)(c)	111

$(0.99)	$13.35	8.05%	$20,140	1.15%		2.09%		(0.29)%		92%
—	13.39	4.28	20,862	1.15		1.99		(0.53)		111
—	12.84	27.76	20,079	1.19		1.71		(0.57)		168
—	10.05	52.50	13,942	1.18	(c)	1.18	(c)(d)	(0.53	)(c)	97
—	6.59	(42.45)	6,591	1.21		1.21	(d)	(0.34)		146
(0.88)	11.45	(7.01)	7,499	1.21		1.21	(d)	(0.46)		129

$(0.06)	$19.04	19.07%	$49	0.90%		2.76%		1.59%		76%
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (e)

$(0.02)	$18.90	18.15%	$64	1.65%		3.62%		0.89%		76%
—	16.02	6.80	10	1.65	(c)	3.59	(c)	0.38	(c)	— (e)

$(0.06)	$19.04	19.07%	$19	0.90%		2.61%		1.55%		76%
—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (e)

$(0.07)	$19.09	19.43%	$13	0.65%		2.38%		1.76%		76%
—	16.05	7.00	11	0.65	(c)	2.70	(c)	1.39	(c)	— (e)

$(0.07)	$19.10	19.46%	$17,172	0.55%		2.32%		1.88%		76%
—	16.06	7.07	10,705	0.55	(c)	2.58	(c)	1.48	(c)	— (e)

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	165

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ Global Dividend Value:
Class A
11/30/2012	$17.35	$0.56	$1.10	$1.66	$(0.40)	$(0.34)
11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)
11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.03)	—
Class C
11/30/2012	$17.19	$0.42	$1.07	$1.49	$(0.29)	$(0.34)
11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)
11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.10	3.02	3.12	— (d)	—
Class D
11/30/2012	$17.38	$0.60	$1.05	$1.65	$(0.25)	$(0.34)
11/30/2011	17.86	0.61	(0.23)	0.38	(0.58)	(0.28)
11/30/2010	18.17	0.43	0.37	0.80	(0.76)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.02)	—
Class P
11/30/2012	$17.45	$0.60	$1.10	$1.70	$(0.45)	$(0.34)
11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)
11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.16	3.04	3.20	(0.03)	—
Institutional Class
11/30/2012	$17.29	$0.60	$1.09	$1.69	$(0.46)	$(0.34)
11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)
11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.17	3.03	3.20	(0.03)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

166	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.74)	$18.27	9.98%	$7,355	1.32%		1.71%		3.13%		41%
(0.92)	17.35	1.85	6,821	1.50		1.92		3.01		66
(1.06)	17.91	4.71	1,469	1.50		4.55		2.41		40
(0.03)	18.16	21.24	282	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.63)	$18.05	9.03%	$3,948	2.07%		2.46%		2.34%		41%
(0.80)	17.19	1.12	3,020	2.25		2.71		2.39		66
(1.05)	17.76	3.99	1,210	2.25		5.11		1.57		40
— (d)	18.12	20.80	89	2.25	(c)	9.86	(c)	1.29	(c)	22

$(0.59)	$18.44	9.83%	$480	1.38%		3.04%		3.31%		41%
(0.86)	17.38	1.91	558	1.50		3.74		3.27		66
(1.11)	17.86	4.68	203	1.50		4.53		2.44		40
(0.02)	18.17	21.27	35	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.79)	$18.36	10.11%	$1,089	1.12%		1.51%		3.32%		41%
(0.77)	17.45	2.13	718	1.30		1.99		2.41		66
(1.19)	17.82	4.90	13	1.30		4.45		2.63		40
(0.03)	18.17	21.31	12	1.30	(c)	8.96	(c)	2.24	(c)	22

$(0.80)	$18.18	10.19%	$39,215	1.02%		1.40%		3.38%		41%
(0.97)	17.29	2.21	20,556	1.20		1.68		3.51		66
(1.21)	17.83	5.07	15,211	1.20		3.40		2.32		40
(0.03)	18.17	21.34	2,986	1.20	(c)	8.86	(c)	2.34	(c)	22

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	167

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income
NFJ International Small-Cap Value:
Class A
6/1/2012* - 11/30/2012	$15.00	$0.07	$2.03	$2.10	$—
Class C
6/1/2012* - 11/30/2012	$15.00	$0.09	$1.95	$2.04	$—
Class D
6/1/2012* - 11/30/2012	$15.00	$0.13	$1.98	$2.11	$—
Class P
6/1/2012* - 11/30/2012	$15.00	$0.16	$1.95	$2.11	$—
Institutional Class
6/1/2012* - 11/30/2012	$15.00	$0.17	$1.95	$2.12	$—
NFJ International Value II:
Class A
12/1/2011* - 11/30/2012	$15.00	$0.29	$1.33	$1.62	$(0.26)
Class C
12/1/2011* - 11/30/2012	$15.00	$0.22	$1.28	$1.50	$(0.18)
Class D
12/1/2011* - 11/30/2012	$15.00	$0.34	$1.28	$1.62	$(0.26)
Class P
12/1/2011* - 11/30/2012	$15.00	$0.38	$1.28	$1.66	$(0.28)
Institutional Class
12/1/2011* - 11/30/2012	$15.00	$0.39	$1.29	$1.68	$(0.30)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.

168	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$17.10	14.00%	$1,049	1.45	%(c)	4.22	%(c)	0.82	%(c)	19%

$17.04	13.60%	$11	2.20	%(c)	9.92	%(c)	1.08	%(c)	19%

$17.11	14.07%	$84	1.45	%(c)	7.85	%(c)	1.59	%(c)	19%

$17.11	14.07%	$12	1.30	%(c)	8.92	%(c)	1.98	%(c)	19%

$17.12	14.13%	$3,551	1.20	%(c)	8.90	%(c)	2.08	%(c)	19%

$16.36	10.99%	$49	1.30	%(c)	10.98	%(c)	1.89	%(c)	22%

$16.32	10.17%	$11	2.05	%(c)	10.82	%(c)	1.45	%(c)	22%

$16.36	10.97%	$11	1.30	%(c)	10.07	%(c)	2.20	%(c)	22%

$16.38	11.28%	$11	1.05	%(c)	9.92	%(c)	2.45	%(c)	22%

$16.38	11.36%	$4,396	0.95	%(c)	9.93	%(c)	2.50	%(c)	22%

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	169

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM China Equity:
Class A
11/30/2012	$15.01	$0.16	$0.91	$1.07	$(0.10)	$(1.20)
11/30/2011	19.81	0.60	(4.58)	(3.98)	— (c)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.09)	4.90	4.81	—	—
Class C
11/30/2012	$14.88	$0.06	$0.89	$0.95	$— (c)	$(1.20)
11/30/2011	19.78	(0.10)	(3.98)	(4.08)	— (c)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.17)	4.95	4.78	—	—
Class D
11/30/2012	$15.04	$0.16	$0.91	$1.07	$— (c)	$(1.20)
11/30/2011	19.84	0.02	(3.99)	(3.97)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.08)	4.92	4.84	—	—
Class P
11/30/2012	$15.10	$0.01	$1.08	$1.09	$(0.21)	$(1.20)
11/30/2011	19.87	0.12	(4.06)	(3.94)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.02)	4.89	4.87	—	—
Institutional Class
11/30/2012	$15.12	$0.20	$0.90	$1.10	$(0.21)	$(1.20)
11/30/2011	19.88	0.18	(4.10)	(3.92)	(0.02)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.01)	4.89	4.88	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized.

170	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.30)	$14.78	8.35%	$137	1.72%		6.54%		1.15%		36%
(0.82)	15.01	(20.45)	191	1.73		5.29		3.25		132
—	19.81	32.07	239	1.90	(d)	8.21	(d)	(0.99	)(d)	21

$(1.20)	$14.63	7.49%	$55	2.52%		8.46%		0.43%		36%
(0.82)	14.88	(21.02)	108	2.56		6.74		(0.56)		132
—	19.78	31.87	387	2.65	(d)	8.88	(d)	(1.88	)(d)	21

$(1.20)	$14.91	8.26%	$362	1.74%		15.31%		1.14%		36%
(0.83)	15.04	(20.40)	232	1.77		6.76		0.14		132
—	19.84	32.27	386	1.90	(d)	8.10	(d)	(0.91	)(d)	21

$(1.41)	$14.78	8.51%	$25	1.50%		5.74%		0.08%		36%
(0.83)	15.10	(20.18)	124	1.51		8.18		0.79		132
—	19.87	32.47	13	1.65	(d)	8.13	(d)	(0.19	)(d)	21

$(1.41)	$14.81	8.64%	$3,490	1.43%		6.19%		1.41%		36%
(0.84)	15.12	(20.11)	3,216	1.45		5.96		1.04		132
—	19.88	32.53	3,923	1.55	(d)	8.01	(d)	(0.08	)(d)	21

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	171

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Disciplined Equity:
Class A
11/30/2012	$15.34	$0.16	$1.27	$1.43	$(0.15)	$(0.24)
11/30/2011	15.11	0.14	0.59	0.73	(0.08)	(0.42)
11/30/2010	14.53	0.08	1.09	1.17	(0.05)	(0.54)
11/30/2009	10.58	0.08	4.11	4.19	(0.06)	(0.18)
07/15/2008* - 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—
Class C
11/30/2012	$15.07	$0.03	$1.27	$1.30	$(0.02)	$(0.24)
11/30/2011	14.89	0.01	0.59	0.60	— (d)	(0.42)
11/30/2010	14.39	(0.03)	1.07	1.04	— (d)	(0.54)
11/30/2009	10.56	(0.02)	4.09	4.07	(0.06)	(0.18)
07/15/2008* - 11/30/2008	15.00	0.02	(4.46)	(4.44)	—	—
Class D
11/30/2012	$15.43	$0.16	$1.30	$1.46	$— (d)	$(0.24)
11/30/2011	15.12	0.12	0.61	0.73	— (d)	(0.42)
11/30/2010	14.57	0.09	1.07	1.16	(0.07)	(0.54)
11/30/2009	10.58	0.08	4.13	4.21	(0.04)	(0.18)
07/15/2008* - 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—
Class P
11/30/2012	$15.46	$0.19	$1.27	$1.46	$(0.15)	$(0.24)
11/30/2011	15.21	0.17	0.60	0.77	(0.10)	(0.42)
11/30/2010	14.60	0.12	1.09	1.21	(0.06)	(0.54)
11/30/2009	10.59	0.11	4.13	4.24	(0.05)	(0.18)
07/15/2008* - 11/30/2008	15.00	0.05	(4.46)	(4.41)	—	—
Institutional Class
11/30/2012	$15.46	$0.20	$1.28	$1.48	$(0.18)	$(0.24)
11/30/2011	15.21	0.18	0.60	0.78	(0.11)	(0.42)
11/30/2010	14.60	0.13	1.10	1.23	(0.08)	(0.54)
11/30/2009	10.60	0.12	4.12	4.24	(0.06)	(0.18)
07/15/2008* - 11/30/2008	15.00	0.06	(4.46)	(4.40)	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

172	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.39)	$16.38	9.60%	$8,211	1.04%		1.41%		0.99%	23%
(0.50)	15.34	4.83	5,632	1.27		1.50		0.90	30
(0.59)	15.11	8.38	1,740	1.34		2.24		0.53	30
(0.24)	14.53	40.58	1,686	1.34		3.97		0.63	34
—	10.58	(29.47)	60	1.34	(c)	10.22	(c)	0.80 (c)	18

$(0.26)	$16.11	8.80%	$1,078	1.80%		2.24%		0.21%	23%
(0.42)	15.07	4.04	1,075	2.03		2.25		0.08	30
(0.54)	14.89	7.51	615	2.09		2.92		(0.23)	30
(0.24)	14.39	39.51	628	2.09		4.72		(0.12)	34
—	10.56	(29.60)	53	2.09	(c)	10.97	(c)	0.47 (c)	18

$(0.24)	$16.65	9.65%	$245	1.03%		4.91%		0.99%	23%
(0.42)	15.43	4.84	131	1.28		4.15		0.72	30
(0.61)	15.12	8.29	362	1.34		2.68		0.59	30
(0.22)	14.57	40.66	59	1.34		3.98		0.63	34
—	10.58	(29.47)	7	1.34	(c)	10.22	(c)	0.79 (c)	18

$(0.39)	$16.53	9.73%	$31	0.87%		1.29%		1.16%	23%
(0.52)	15.46	5.05	23	1.06		1.36		1.06	30
(0.60)	15.21	8.63	11	1.08		2.04		0.79	30
(0.23)	14.60	41.03	10	1.08		3.73		0.89	34
—	10.59	(29.40)	7	1.08	(c)	9.96	(c)	1.05 (c)	18

$(0.42)	$16.52	9.87%	$36,825	0.79%		1.12%		1.22%	23%
(0.53)	15.46	5.15	41,003	0.96		1.22		1.17	30
(0.62)	15.21	8.78	17,734	0.98		1.93		0.92	30
(0.24)	14.60	40.98	11,087	0.98		3.63		0.99	34
—	10.60	(29.33)	2,119	0.98	(c)	9.86	(c)	1.15 (c)	18

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	173

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
RCM Global Water:
Class A
11/30/2012	$8.89	$0.12	$1.30	$1.42	$(0.05)
11/30/2011	8.75	0.06	0.08	0.14	— (d)
11/30/2010	7.99	0.03	0.74	0.77	(0.01)
11/30/2009	6.28	0.06	1.84	1.90	(0.19)
3/31/2008* - 11/30/2008	10.00	0.20	(3.92)	(3.72)	—
Class C
11/30/2012	$8.70	$0.05	$1.27	$1.32	$— (d)
11/30/2011	8.62	(0.01)	0.09	0.08	— (d)
11/30/2010	7.93	(0.03)	0.72	0.69	— (d)
11/30/2009	6.24	0.01	1.84	1.85	(0.16)
3/31/2008* - 11/30/2008	10.00	0.16	(3.92)	(3.76)	—
Class D
11/30/2012	$8.87	$0.10	$1.32	$1.42	$(0.04)
11/30/2011	8.73	0.04	0.10	0.14	— (d)
11/30/2010	7.98	0.03	0.73	0.76	(0.01)
11/30/2009	6.27	0.04	1.86	1.90	(0.19)
3/31/2008* - 11/30/2008	10.00	0.21	(3.94)	(3.73)	—
Class P
11/30/2012	$8.93	$0.14	$1.30	$1.44	$(0.07)
11/30/2011	8.77	0.07	0.09	0.16	— (d)
11/30/2010	7.99	0.05	0.74	0.79	(0.01)
11/30/2009	6.29	0.08	1.83	1.91	(0.21)
3/31/2008* - 11/30/2008	10.00	0.21	(3.92)	(3.71)	—
Institutional Class
11/30/2012	$8.88	$0.12	$1.32	$1.44	$(0.07)
11/30/2011	8.71	0.08	0.09	0.17	— (d)
11/30/2010	7.94	0.05	0.74	0.79	(0.02)
11/30/2009	6.29	0.09	1.82	1.91	(0.26)
7/15/2008* - 11/30/2008	9.01	0.07	(2.79)	(2.72)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Less than $(0.01) per share.
(e)	Less than $0.01 per share.
(f)	Annualized.
(g)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See Note 1(l) in Notes to Financial Statements).

174	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$10.26	16.12%	$59,611	1.57%		1.60%		1.27%	73%
—		8.89	1.62	27,101	1.68		1.68		0.60	73
—		8.75	9.63	22,774	1.80		1.80		0.41	40
—	(e)	7.99	30.93	23,787	2.04		2.04		0.90	47
—	(e)	6.28	(37.20)	20,589	1.60	(f)(g)	2.10	(f)(g)	3.44 (f)	54

$—		$10.02	15.17%	$25,870	2.33%		2.41%		0.48%	73%
—		8.70	0.93	20,842	2.44		2.44		(0.15)	73
—		8.62	8.70	22,225	2.56		2.60		(0.37)	40
—	(e)	7.93	30.19	22,393	2.79		2.79		0.15	47
—	(e)	6.24	(37.60)	18,727	2.35	(f)(g)	2.85	(f)(g)	2.73 (f)	54

$—		$10.25	16.09%	$5,869	1.64%		2.25%		1.02%	73%
—		8.87	1.60	5,214	1.72		2.00		0.47	73
—		8.73	9.70	1,157	1.84		2.74		0.34	40
—	(e)	7.98	31.11	156	2.40		2.40		0.55	47
—	(e)	6.27	(37.30)	6	1.60	(f)(g)	2.10	(f)(g)	3.45 (f)	54

$—		$10.30	16.22%	$16,820	1.41%		1.47%		1.49%	73%
—		8.93	1.85	16,118	1.49		1.52		0.79	73
—		8.77	9.95	10,432	1.56		1.64		0.62	40
—	(e)	7.99	31.26	12,016	1.78		1.78		1.16	47
—	(e)	6.29	(37.10)	8,193	1.35	(f)(g)	1.85	(f)(g)	3.64 (f)	54

$—		$10.25	16.44%	$3,105	1.29%		1.29%		1.28%	73%
—		8.88	1.99	1,267	1.37		1.39		0.91	73
—		8.71	9.96	1,378	1.46		1.48		0.61	40
—	(e)	7.94	31.42	544	1.68		1.68		1.26	47
—	(e)	6.29	(30.19)	16	1.25	(f)(g)	1.56	(f)(g)	2.44 (f)	54

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	175

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM International Small-Cap:
Class A
11/30/2012	$28.31	$0.16	$4.06	$4.22	$(0.64)	$—
11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—
4/12/2010* - 11/30/2010	28.30	(0.01)	3.07	3.06	—	—
Class C
11/30/2012	$28.01	$(0.07)	$4.04	$3.97	$(0.23)	$—
11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—
4/12/2010* - 11/30/2010	28.30	(0.24)	3.16	2.92	—	—
Class D
11/30/2012	$28.33	$0.24	$4.03	$4.27	$— (d)	$—
11/30/2011	31.37	0.07	(2.53)	(2.46)	(0.58)	—
4/12/2010* - 11/30/2010	28.30	0.04	3.03	3.07	—	—
Class R
11/30/2012	$28.27	$0.08	$4.10	$4.18	$(0.20)	$—
11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—
4/12/2010* - 11/30/2010	28.30	0.05	2.97	3.02	—	—
Class P
11/30/2012	$27.86	$0.20	$4.05	$4.25	$(0.19)	$—
11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—
11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—
4/1/2009** - 11/30/2009	16.29	0.14	9.43	9.57	—	—
3/31/2009	40.10	0.33	(19.44)	(19.11)	—	(4.70)
3/31/2008	57.36	0.14	3.43	3.57	(1.27)	(19.56)
Institutional Class
11/30/2012	$28.58	$0.24	$4.15	$4.39	$(0.37)	$—
11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—
11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—
4/1/2009** - 11/30/2009	16.93	0.17	9.81	9.98	—	—
3/31/2009	41.28	0.34	(19.99)	(19.65)	—	(4.70)
3/31/2008	57.63	0.39	3.17	3.56	(0.35)	(19.56)
Administrative Class
11/30/2012	$28.34	$0.57	$3.64	$4.21	$(0.28)	$—
11/30/2011	31.37	0.24	(2.70)	(2.46)	(0.57)	—
4/12/2010* - 11/30/2010	28.30	0.09	2.98	3.07	—	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.41%, 1.17% and 1.13% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.26%, 1.01% and 1.00% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.

176	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.64)	$31.89	15.13%	$2,773	1.50%		1.76%		0.53%		117%
(0.61)	28.31	(8.03)	4,103	1.60		1.83		0.40		66
—	31.36	10.81	97	1.66	(c)	1.70	(c)	(0.07	)(c)	57

$(0.23)	$31.75	14.26%	$531	2.26%		2.37%		(0.24)%		117%
(0.55)	28.01	(8.75)	455	2.34		2.86		0.19		66
—	31.22	10.32	176	2.44	(c)	2.48	(c)	(1.23	)(c)	57

$— (d)	$32.60	15.07%	$112	1.56%		5.66%		0.77%		117%
(0.58)	28.33	(8.08)	1,440	1.61		2.83		0.22		66
—	31.37	10.85	38	1.66	(c)	1.83	(c)	0.22	(c)	57

$(0.20)	$32.25	14.86%	$12	1.74%		1.90%		0.26%		117%
(0.51)	28.27	(8.32)	10	1.82		1.84		0.51		66
—	31.32	10.67	11	1.91	(c)	2.35	(c)	0.27	(c)	57

$(0.19)	$31.92	15.32%	$28,996	1.31%		1.52%		0.68%		117%
(0.12)	27.86	(7.86)	34,772	1.32		1.47		0.95		66
(0.16)	30.35	18.12	46,636	1.37		1.77		0.74		57
—	25.86	58.75	66,137	1.41	(c)	1.41	(c)(e)	0.90	(c)	64
(4.70)	16.29	(48.16)	39,680	1.44		1.44	(e)	1.14		106
(20.83)	40.10	2.74	113,239	1.44		1.44	(e)	0.26		86

$(0.37)	$32.60	15.50%	$88,301	1.20%		1.38%		0.80%		117%
(0.50)	28.58	(7.74)	84,026	1.20		1.34		1.14		66
(0.64)	31.45	18.22	89,186	1.23		1.70		0.86		57
—	26.91	58.95	14,224	1.26	(c)	1.26	(c)(f)	1.09	(c)	64
(4.70)	16.93	(48.08)	6,828	1.29		1.29	(f)	1.27		106
(19.91)	41.28	2.90	8,213	1.27		1.27	(f)	0.57		86

$(0.28)	$32.27	14.96%	$12	1.56%		1.64%		1.94%		117%
(0.57)	28.34	(8.09)	10	1.57		1.59		0.75		66
—	31.37	10.85	11	1.66	(c)	2.04	(c)	0.53	(c)	57

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	177

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
RCM Redwood:
Class A
11/30/2012	$14.46	$— (c)	$0.72	$0.72	$—
12/27/2010* - 11/30/2011	15.00	(0.07)	(0.47)	(0.54)	—
Class C
11/30/2012	$14.36	$(0.13)	$0.72	$0.59	$—
12/27/2010* - 11/30/2011	15.00	(0.20)	(0.44)	(0.64)	—
Class D
11/30/2012	$14.46	$(0.03)	$0.74	$0.71	$—
12/27/2010* - 11/30/2011	15.00	(0.08)	(0.46)	(0.54)	—
Class P
11/30/2012	$14.49	$0.02	$0.73	$0.75	$—
12/27/2010* - 11/30/2011	15.00	(0.01)	(0.50)	(0.51)	—
Institutional Class
11/30/2012	$14.50	$0.03	$0.74	$0.77	$—
12/27/2010* - 11/30/2011	15.00	(0.03)	(0.47)	(0.50)	—
RCM Short Duration High Income:
Class A
11/30/2012	$15.32	$0.64	$0.68	$1.32	$(0.67)
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)
Class C
11/30/2012	$15.31	$0.58	$0.64	$1.22	$(0.59)
10/3/2011* - 11/30/2011	15.00	0.10	0.25	0.35	(0.04)
Class D
11/30/2012	$15.32	$0.65	$0.67	$1.32	$(0.67)
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)
Class P
11/30/2012	$15.32	$0.66	$0.68	$1.34	$(0.70)
10/3/2011* - 11/30/2011	15.00	0.10	0.28	0.38	(0.06)
Institutional Class
11/30/2012	$15.32	$0.70	$0.67	$1.37	$(0.70)
10/3/2011* - 11/30/2011	15.00	0.11	0.27	0.38	(0.06)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized.

178	Allianz Multi-Strategy Funds Annual Report	11.30.12	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$15.18	4.98%	$1,791	1.64%		3.57%		(0.02)%		88%
14.46	(3.60)	1,414	1.75	(d)	4.87	(d)	(0.49	)(d)	107

$14.95	4.11%	$50	2.50%		4.50%		(0.87)%		88%
14.36	(4.27)	46	2.50	(d)	5.77	(d)	(1.42	)(d)	107

$15.17	4.91%	$88	1.75%		10.67%		(0.22)%		88%
14.46	(3.60)	467	1.75	(d)	5.92	(d)	(0.58	)(d)	107

$15.24	5.18%	$138	1.50%		3.48%		0.15%		88%
14.49	(3.40)	167	1.50	(d)	5.23	(d)	(0.07	)(d)	107

$15.27	5.31%	$7,888	1.40%		3.30%		0.22%		88%
14.50	(3.33)	7,392	1.40	(d)	4.69	(d)	(0.22	)(d)	107

$15.97	8.78%	$80,995	0.89%		1.09%		4.09%		51%
15.32	2.50	532	0.95	(d)	2.99	(d)	4.97	(d)	10

$15.94	8.18%	$28,567	1.29%		1.50%		3.73%		51%
15.31	2.36	1,245	1.70	(d)	3.72	(d)	4.26	(d)	10

$15.97	8.78%	$10,018	0.90%		1.18%		4.16%		51%
15.32	2.50	65	0.95	(d)	2.88	(d)	4.95	(d)	10

$15.96	8.91%	$52,932	0.70%		0.92%		4.24%		51%
15.32	2.50	10	0.70	(d)	2.84	(d)	4.22	(d)	10

$15.99	9.13%	$38,247	0.60%		0.89%		4.48%		51%
15.32	2.52	8,055	0.60	(d)	2.72	(d)	4.58	(d)	10

See accompanying Notes to Financial Statements	11.30.12	Allianz Multi-Strategy Funds Annual Report	179

Notes to Financial Statements

November 30, 2012

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust. As of November 30, 2012, the Trust consisted of twenty-nine separate investment funds, each a “Fund” and collectively the “Funds”. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and the Funds’ sub-advisers (including the sub-sub-advisers) are Allianz Global Investors Capital LLC (“AGIC”), Allianz Global Investors Solutions LLC (“AGI Solutions”), Caywood-Scholl Capital Management LLC (“Caywood-Scholl”), NFJ Investment Group LLC (“NFJ”), RCM Asia Pacific Limited (“RCM AP”) and RCM Capital Management LLC (“RCM”), each an affiliate of the Investment Manager, and Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) (collectively the “Sub-Advisers”). The Investment Manager, AGIC, AGI Solutions, Caywood-Scholl, NFJ, RCM AP and RCM are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares: A, C, D, P, R, Administrative and Institutional. Effective November 1, 2009, Class B shares were no longer available for purchase, except through exchanges and dividend reinvestments.

The following Funds sold and issued shares of beneficial interest to AAM during the years ended November 30, 2012 and November 30, 2011:

AGI Solutions 2025/AGI Solutions 2035/AGI Solutions 2045/AGI Solutions 2055
Class	Date	Shares	Amount
A	12/19/11	667	$10,000
R	12/19/11	666	10,000
P	12/19/11	667	10,000
Institutional	12/19/11	200,000	3,000,000
Administrative	12/19/11	667	10,000
		202,667	$3,040,000

AGIC Focused Opportunity
Class	Date	Shares	Amount
A	12/27/10	667	$10,000
Institutional	12/27/10	200,000	3,000,000
		200,667	$3,010,000

AGIC Global Managed Volatility
Class	Date	Shares	Amount
A	12/19/11	666	$10,000
C	12/19/11	667	10,000
D	12/19/11	667	10,000
P	12/19/11	667	10,000
Institutional	12/19/11	133,333	2,000,000
		136,000	$2,040,000

AGIC Micro Cap
Class	Date	Shares	Amount
A	12/19/11	1,016	$10,000
P	12/27/10	704	10,000
		1,720	$20,000

AGIC Ultra Micro Cap
Class	Date	Shares	Amount
A	12/19/11	780	$10,000
P	12/27/10	725	10,000
		1,505	$20,000

AGIC U.S. Emerging Growth
Class	Date	Shares	Amount
A	12/20/10	726	$10,000
C	12/20/10	726	10,000
D	12/20/10	726	10,000
R	12/20/10	726	10,000
P	12/20/10	726	10,000
		3,630	$50,000

F&T Behavioral Advantage Large Cap
Class	Date	Shares	Amount
A	9/8/11	667	$10,000
C	9/8/11	667	10,000
D	9/8/11	667	10,000
P	9/8/11	666	10,000
Institutional	9/8/11	666,666	10,000,000
		669,333	$10,040,000

NFJ International Small-Cap Value
Class	Date	Shares	Amount
A	6/1/12	667	$10,000
C	6/1/12	667	10,000
D	6/1/12	666	10,000
P	6/1/12	667	10,000
Institutional	6/1/12	200,000	3,000,000
		202,667	$3,040,000

NFJ International Value II
Class	Date	Shares	Amount
A	12/1/11	667	$10,000
C	12/1/11	667	10,000
D	12/1/11	667	10,000
P	12/1/11	666	10,000
Institutional	12/1/11	200,000	3,000,000
		202,667	$3,040,000

RCM Redwood
Class	Date	Shares	Amount
A	12/27/10	667	$10,000
C	12/27/10	667	10,000
D	12/27/10	666	10,000
P	12/27/10	667	10,000
Institutional	12/27/10	200,000	3,000,000
		202,667	$3,040,000

180	Allianz Multi-Strategy Funds Annual Report	11.30.12

RCM Short Duration High Income
Class	Date	Shares	Amount
A	10/3/11	667	$10,000
C	10/3/11	667	10,000
D	10/3/11	666	10,000
P	10/3/11	667	10,000
Institutional	10/3/11	333,333	5,000,000
		336,000	$5,040,000

The investment objective of each of AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2025, AGI Solutions 2030, AGI Solutions 2035, AGI Solutions 2040, AGI Solutions 2045, AGI Solutions 2050 and AGI Solutions 2055 is to seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation. The investment objective of AGI Solutions Global Growth Allocation is to seek after-inflation capital appreciation and, secondarily, current income. AGI Solutions Global Allocation’s investment objective is to seek after-inflation capital appreciation and current income. AGI Solutions Retirement Income’s investment objective is to seek current income and secondarily, capital appreciation. Allianz AGIC Convertible’s investment objective is to seek maximum total return, consisting of capital appreciation and current income. The investment objective of Allianz AGIC Global Managed Volatility, Allianz F&T Behavioral Advantage Large Cap, Allianz NFJ International Small-Cap Value, Allianz NFJ International Value II, Allianz RCM China Equity, Allianz RCM Disciplined Equity and Allianz RCM Global Water is to seek long-term capital appreciation. Allianz AGIC High Yield Bond’s investment objective is to seek a high level of current income and capital growth. The investment objective of Allianz RCM Short Duration High Income is to seek a high level of current income. The investment objective of Allianz AGIC Focused Opportunity, Allianz AGIC Micro Cap, Allianz AGIC Ultra Micro Cap, Allianz AGIC U.S. Emerging Growth and RCM International Small-Cap is to seek maximum long-term capital appreciation. Allianz NFJ Global Dividend Value’s investment objective is to seek long-term growth of capital and income. The investment objective of Allianz RCM Redwood is to seek long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. Each Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Advisers determine that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value

11.30.12	Allianz Multi-Strategy Funds Annual Report	181

Notes to Financial Statements  (Cont.)

November 30, 2012

realized from the sale of those securities and the difference could be material. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
•	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Funds to measure fair value during the period or year ended November 30, 2012 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

182	Allianz Multi-Strategy Funds Annual Report	11.30.12

A summary of the inputs used at November 30, 2012 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 7(a) and 7(b) for more detailed information on Investments in Securities and Other Financial Instruments):

AGI Solutions 2015:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Allianz Funds	$2,520,128	—	—	$2,520,128
Allianz Funds Multi-Strategy Trust	1,508,872	—	—	1,508,872
Exchange-Traded Funds	1,700,344	—	—	1,700,344
Other Mutual Funds	922,461	—	—	922,461
PIMCO Funds	10,955,543	—	—	10,955,543
Repurchase Agreements	—	$125,000	—	125,000
Totals	$17,607,348	$125,000	—	$17,732,348

AGI Solutions 2020:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Allianz Funds	$2,466,451	—	—	$2,466,451
Allianz Funds Multi-Strategy Trust	1,608,295	—	—	1,608,295
Exchange-Traded Funds	1,212,897	—	—	1,212,897
Other Mutual Funds	811,284	—	—	811,284
PIMCO Funds	9,390,693	—	—	9,390,693
Repurchase Agreements	—	$114,000	—	114,000
Totals	$15,489,620	$114,000	—	$15,603,620

AGI Solutions 2025:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Allianz Funds	$1,922,867	—	—	$1,922,867
Allianz Funds Multi-Strategy Trust	1,411,888	—	—	1,411,888
Exchange-Traded Funds	558,436	—	—	558,436
Other Mutual Funds	564,084	—	—	564,084
PIMCO Funds	6,332,631	—	—	6,332,631
Totals	$10,789,906	—	—	$10,789,906

AGI Solutions 2030:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Allianz Funds	$6,066,417	—	—	$6,066,417
Allianz Funds Multi-Strategy Trust	4,569,099	—	—	4,569,099
Exchange-Traded Funds	822,391	—	—	822,391
Other Mutual Funds	1,690,546	—	—	1,690,546
PIMCO Funds	13,891,314	—	—	13,891,314
Repurchase Agreements	—	$326,000	—	326,000
Totals	$27,039,767	$326,000	—	$27,365,767

11.30.12	Allianz Multi-Strategy Funds Annual Report	183

Notes to Financial Statements  (Cont.)

November 30, 2012

AGI Solutions 2035:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Allianz Funds	$2,913,046	—	—	$2,913,046
Allianz Funds Multi-Strategy Trust	1,901,231	—	—	1,901,231
Exchange-Traded Funds	102,063	—	—	102,063
Other Mutual Funds	691,158	—	—	691,158
PIMCO Funds	4,535,793	—	—	4,535,793
Totals	$10,143,291	—	—	$10,143,291

AGI Solutions 2040:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Allianz Funds	$4,328,902	—	—	$4,328,902
Allianz Funds Multi-Strategy Trust	2,827,903	—	—	2,827,903
Exchange-Traded Funds	196,808	—	—	196,808
Other Mutual Funds	963,366	—	—	963,366
PIMCO Funds	4,928,733	—	—	4,928,733
Repurchase Agreements	—	$104,000	—	104,000
Totals	$13,245,712	$104,000	—	$13,349,712

AGI Solutions 2045:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Allianz Funds	$2,023,386	—	—	$2,023,386
Allianz Funds Multi-Strategy Trust	1,284,096	—	—	1,284,096
Exchange-Traded Funds	86,155	—	—	86,155
Other Mutual Funds	405,491	—	—	405,491
PIMCO Funds	1,841,863	—	—	1,841,863
Totals	$5,640,991	—	—	$5,640,991

AGI Solutions 2050:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Allianz Funds	$3,520,044	—	—	$3,520,044
Allianz Funds Multi-Strategy Trust	2,178,660	—	—	2,178,660
Exchange-Traded Funds	135,341	—	—	135,341
Other Mutual Funds	567,511	—	—	567,511
PIMCO Funds	2,685,429	—	—	2,685,429
Totals	$9,086,985	—	—	$9,086,985

184	Allianz Multi-Strategy Funds Annual Report	11.30.12

AGI Solutions 2055:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Allianz Funds	$1,406,593	—	—	$1,406,593
Allianz Funds Multi-Strategy Trust	864,294	—	—	864,294
Exchange-Traded Funds	53,704	—	—	53,704
Other Mutual Funds	224,681	—	—	224,681
PIMCO Funds	1,056,289	—	—	1,056,289
Totals	$3,605,561	—	—	$3,605,561

AGI Solutions Global Allocation:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Allianz Funds	$61,140,339	—	—	$61,140,339
Allianz Funds Multi-Strategy Trust	42,715,638	—	—	42,715,638
Other Mutual Funds	13,458,569	—	—	13,458,569
PIMCO Funds	89,347,345	—	—	89,347,345
Repurchase Agreements	—	$661,000	—	661,000
Totals	$206,661,891	$661,000	—	$207,322,891

AGI Solutions Global Growth Allocation:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Allianz Funds	$3,287,994	—	—	$3,287,994
Allianz Funds Multi-Strategy Trust	1,938,922	—	—	1,938,922
Exchange-Traded Funds	117,271	—	—	117,271
Other Mutual Funds	438,072	—	—	438,072
PIMCO Funds	1,532,970	—	—	1,532,970
Totals	$7,315,229	—	—	$7,315,229

AGI Solutions Retirement Income:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Allianz Funds	$3,876,669	—	—	$3,876,669
Allianz Funds Multi-Strategy Trust	2,532,148	—	—	2,532,148
Exchange-Traded Funds	2,913,242	—	—	2,913,242
Other Mutual Funds	1,523,690	—	—	1,523,690
PIMCO Funds	18,405,497	—	—	18,405,497
Repurchase Agreements	—	$343,000	—	343,000
Totals	$29,251,246	$343,000	—	$29,594,246

11.30.12	Allianz Multi-Strategy Funds Annual Report	185

Notes to Financial Statements  (Cont.)

November 30, 2012

AGIC Convertible:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/12

Investments in Securities – Assets
Convertible Bonds	—	$851,492,750	—		$851,492,750
Convertible Preferred Stock:
Diversified Financial Services	—	14,501,262	—		14,501,262
Oil & Gas	—	8,598,071	—		8,598,071
All Other	$135,804,042	—	—		135,804,042
Repurchase Agreements	—	19,387,000	—		19,387,000
Totals	$135,804,042	$893,979,083	—		$1,029,783,125

AGIC Focused Opportunity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/12

Investments in Securities – Assets
Common Stock	$3,569,440	—	—		$3,569,440

AGIC Global Managed Volatility:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/12

Investments in Securities – Assets
Common Stock:
China	—	$1,667,165	—		$1,667,165
Hong Kong	—	907,917	—		907,917
Israel	—	41,643	—		41,643
Italy	—	52,424	—		52,424
Japan	$181,452	2,653,938	—		2,835,390
Switzerland	—	159,193	—		159,193
All Other	8,684,010	—	—		8,684,010
Rights	—	—	$2,245		2,245
Totals	$8,865,462	$5,482,280	$2,245		$14,349,987

AGIC High Yield Bond:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/12

Investments in Securities – Assets
Corporate Bonds & Notes	—	$333,058,841	—		$333,058,841
Repurchase Agreements	—	11,188,000	—		11,188,000
Totals	—	$344,246,841	—		$344,246,841

AGIC Micro Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/12

Investments in Securities – Assets
Common Stock	$27,152,885	—	—		$27,152,885
Warrants	—	—	—	†	—	†
Repurchase Agreements	—	$529,000	—		529,000
Totals	$27,152,885	$529,000	—	†	$27,681,885

186	Allianz Multi-Strategy Funds Annual Report	11.30.12

AGIC Ultra Micro Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/12

Investments in Securities – Assets
Common Stock	$14,794,402	—	—		$14,794,402
Warrants	—	—	—	†	—	†
Repurchase Agreements	—	$291,000	—		291,000
Totals	$14,794,402	$291,000	—	†	$15,085,402

AGIC U.S. Emerging Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/12

Investments in Securities – Assets
Common Stock	$21,267,642	—	—		$21,267,642
Warrants	—	—	—	†	—	†
Repurchase Agreements	—	$630,000	—		630,000
Totals	$21,267,642	$630,000	—	†	$21,897,642

F&T Behavioral Advantage Large Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/12

Investments in Securities – Assets
Common Stock	$17,244,027	—	—		$17,244,027
Repurchase Agreements	—	$138,000	—		138,000
Totals	$17,244,027	$138,000	—		$17,382,027

NFJ Global Dividend Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/12

Investments in Securities – Assets
Common Stock:
Australia	—	$1,134,118	—		$1,134,118
France	—	3,141,583	—		3,141,583
Germany	—	1,984,755	—		1,984,755
Hong Kong	—	2,028,408	—		2,028,408
Israel	—	1,047,252	—		1,047,252
Japan	—	3,062,824	—		3,062,824
Korea (Republic of)	—	3,076,443	—		3,076,443
Spain	—	1,059,560	—		1,059,560
Switzerland	—	2,191,636	—		2,191,636
United Kingdom	—	4,048,356	—		4,048,356
All Other	$28,163,817	—	—		28,163,817
Repurchase Agreements	—	810,000	—		810,000
Totals	$28,163,817	$23,584,935	—		$51,748,752

11.30.12	Allianz Multi-Strategy Funds Annual Report	187

Notes to Financial Statements  (Cont.)

November 30, 2012

NFJ International Small-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Common Stock:
Austria	$23,909	$35,905	—	$59,814
Brazil	40,685	—	—	40,685
Canada	477,227	—	—	477,227
Chile	30,750	—	—	30,750
China	34,450	171,341	—	205,791
France	36,951	211,906	—	248,857
Germany	25,283	24,311	—	49,594
Greece	49,735	—	—	49,735
Ireland	111,591	38,351	—	149,942
Japan	63,528	975,378	—	1,038,906
New Zealand	35,311	51,516	—	86,827
Panama	32,400	—	—	32,400
Spain	22,110	20,416	—	42,526
Sweden	46,713	35,525	—	82,238
United Kingdom	102,931	724,113	—	827,044
United States	35,920	—	—	35,920
All Other	—	1,041,667	—	1,041,667
Preferred Stock:
Germany	34,139	38,160	—	72,299
Repurchase Agreements	—	157,000	—	157,000
Totals	$1,203,633	$3,525,589	—	$4,729,222

NFJ International Value II:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Common Stock:
Brazil	$106,928	—	—	$106,928
Canada	324,484	—	—	324,484
India	92,466	—	—	92,466
Israel	99,075	—	—	99,075
Japan	63,223	$799,443	—	862,666
Korea (Republic of)	108,128	—	—	108,128
Russian Federation	82,321	—	—	82,321
South Africa	75,555	—	—	75,555
Spain	35,115	62,508	—	97,623
Sweden	25,303	—	—	25,303
Taiwan	43,344	—	—	43,344
Turkey	47,455	—	—	47,455
All Other	—	2,419,145	—	2,419,145
Repurchase Agreements	—	102,000	—	102,000
Totals	$1,103,397	$3,383,096	—	$4,486,493

RCM China Equity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Common Stock:
China	—	$3,468,443	—	$3,468,443
Hong Kong	$127,345	380,325	—	507,670
Repurchase Agreements	—	255,000	—	255,000
Totals	$127,345	$4,103,768	—	$4,231,113

188	Allianz Multi-Strategy Funds Annual Report	11.30.12

RCM Disciplined Equity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Common Stock	$45,028,151	—	—	$45,028,151
Repurchase Agreements	—	$1,228,000	—	1,228,000
Totals	$45,028,151	$1,228,000	—	$46,256,151

RCM Global Water:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Common Stock:
Austria	—	$5,592,162	—	$5,592,162
China	—	2,385,293	—	2,385,293
France	—	6,568,059	—	6,568,059
Hong Kong	—	703,855	$41,780	745,635
Israel	—	4,189,008	—	4,189,008
Netherlands	—	3,059,764	—	3,059,764
Sweden	—	3,801,092	—	3,801,092
Switzerland	$4,558,060	11,254,944	—	15,813,004
United Kingdom	—	18,985,760	—	18,985,760
All Other	46,834,520	—	—	46,834,520
Repurchase Agreements	—	2,353,000	—	2,353,000
	51,392,580	58,892,937	41,780	110,327,297

Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(1,098)	—	(1,098)
Totals	$51,392,580	$58,891,839	$41,780	$110,326,199

RCM International Small-Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Common Stock:
Denmark	$1,741,253	$2,211,853	—	$3,953,106
Finland	1,702,558	—	—	1,702,558
France	1,739,942	1,070,279	—	2,810,221
Hong Kong	711,697	3,133,564	—	3,845,261
Ireland	2,060,552	—	—	2,060,552
Switzerland	3,535,518	2,416,226	—	5,951,744
Thailand	—	—	$1,304,215	1,304,215
All Other	—	93,362,308	—	93,362,308
Repurchase Agreements	—	4,667,000	—	4,667,000
Totals	$11,491,520	$106,861,230	$1,304,215	$119,656,965

11.30.12	Allianz Multi-Strategy Funds Annual Report	189

Notes to Financial Statements  (Cont.)

November 30, 2012

RCM Redwood:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Common Stock	$8,964,598	—	—	$8,964,598
Repurchase Agreements	—	$2,700,000	—	2,700,000
	8,964,598	2,700,000	—	11,664,598

Investment in Securities – Liabilities
Options Written, at value:
Market Price	(1,586,651)	—	—	(1,586,651)
Totals	$7,377,947	$2,700,000	—	$10,077,947

RCM Short Duration High Income:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/12

Investments in Securities – Assets
Corporate Bonds & Notes	—	$175,787,674	—	$175,787,674
Senior Loans	—	21,130,296	—	21,130,296
Convertible Bonds	—	2,729,375	—	2,729,375
Repurchase Agreements	—	12,144,000	—	12,144,000
Totals	—	$211,791,345	—	$211,791,345

At November 30, 2012, a security valued at $13,103,912 was transferred from Level 2 to Level 1 in AGIC Convertible due to the availability of a quoted price in an active market.

At November 30, 2012, a security valued at $85,469 was transferred from Level 2 to Level 1 in RCM China Equity. This change was the result of a security trading outside the U.S. whose value was adjusted by the application of a modeling tool at November 30, 2011, which was not available on November 30, 2012.

At November 30, 2012, no other Funds had transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period or year ended November 30, 2012, was as follows:

AGIC Convertible:

	Beginning Balance 11/30/11	Purchases	Sales	Accrued Discounts	Net Realized Loss	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/12

Investments in Securities – Assets
Convertible Bonds:
Machinery	$10,628,700	$1,530,485	$(11,955,045)	$35,929	$(652,700)	$412,631	—	—	—

AGIC Global Managed Volatility:

	Beginning Balance 12/19/11***	Purchases		Sales	Accrued Discounts	Net Realized Gain	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/12

Investments in Securities – Assets
Rights	—	—	††	—	—	—	$2,245	—	—	$2,245

190	Allianz Multi-Strategy Funds Annual Report	11.30.12

AGIC High Yield Bond:

	Beginning Balance 11/30/11	Purchases	Sales	Accrued Discounts	Net Realized Gain	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 11/30/12

Investments in Securities – Assets
Corporate Bonds & Notes:
Auto Manufacturers	$3,645,199	$3,099,000	$(3,585,349)	$11,922	$7,044	$463,184	—	$(3,641,000)	—

AGIC Micro Cap:

	Beginning Balance 11/30/11		Purchases	Sales	Accrued Discounts	Net Realized Gain	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/12

Investments in Securities – Assets
Warrants	—	†	—	—	—	—	—	—	—	—	†

AGIC Ultra Micro Cap:

	Beginning Balance 11/30/11		Purchases	Sales	Accrued Discounts	Net Realized Gain	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/12

Investments in Securities – Assets
Warrants	—	†	—	—	—	—	—	—	—	—	†

AGIC U.S. Emerging Growth:

	Beginning Balance 11/30/11		Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/12

Investments in Securities – Assets
Warrants	—	†	—	—	—	—	—	—	—	—	†

RCM Global Water:

	Beginning Balance 11/30/11	Purchases		Sales	Accrued Discounts	Net Realized Loss	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/12

Investments in Securities – Assets
Common Stock:
China	$13,580	—		$(16,590)	—	$(79,741)	$82,751	—	—	—
Hong Kong	—	$350,150	†††	—	—	—	(308,370)	—	—	$41,780
Totals	$13,580	$350,150		$(16,590)	—	$(79,741)	$(225,619)	—	—	$41,780

RCM International Small-Cap:

	Beginning Balance 11/30/11	Purchases	Sales	Accrued Discounts	Net Realized Gain	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/12

Investments in Securities – Assets
Common Stock:
Thailand	—	$1,132,793	—	—	—	$171,422	—	—	$1,304,215

11.30.12	Allianz Multi-Strategy Funds Annual Report	191

Notes to Financial Statements  (Cont.)

November 30, 2012

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at November 30, 2012:

RCM Global Water:

	Ending Balance at 11/30/12	Valuation Technique Used	Unobservable Inputs	Input Values

Investments in Securities – Assets
Common Stock	$41,780	Discount of Publicly Traded Quote	Discount Applied to Last Exchange Price	HKD 0.343 (75% Discount)

RCM International Small-Cap:

	Ending Balance at 11/30/12	Valuation Technique Used	Unobservable Inputs	Input Values

Investments in Securities – Assets
Common Stock	$1,304,215	Value of Foreign Security Traded on Foreign Markets	Value of Foreign Security on Local Market	THB 19.69

*	Other financial instruments are derivatives not reflected in the Schedules of Investments, such forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 3 into Level 2 because evaluated price with observable inputs from third-party pricing vendor became available.
***	Commencement of Operations.
†	Security is fair-valued at $0.
††	Rights were received as part of an offering.
†††	Security acquired in merger with Allianz RCM Global EcoTrendsSM Fund.

HKD—Hong Kong Dollar

THB—Thai Baht.

The net change in unrealized appreciation/depreciation of Level 3 investments, which AGIC Global Managed Volatility, RCM Global Water and RCM International Small-Cap held at November 30, 2012, was $2,245, $(308,370) and $171,422, respectively. There was no change in unrealized appreciation/depreciation of Level 3 investments, which AGIC Micro Cap, AGIC Ultra Micro Cap and AGIC U.S. Emerging Growth held at November 30, 2012.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized.

Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at November 30, 2012. The Funds’ federal tax returns for the period since inception or for the prior three years, whichever is shorter, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AGI Solutions Global Allocation, AGI Solutions Retirement Income, AGIC Convertible, AGIC High Yield Bond, NFJ Global Dividend Value, NFJ International Value II and RCM Short Duration High Income) declare dividends from net investment income and distributions from net realized capital gains, if any, annually. AGI Solutions Global Allocation, AGI Solutions Retirement Income, AGIC Convertible, NFJ Global Dividend Value and NFJ International Value II declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AGIC High Yield Bond and RCM Short Duration High Income declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The

192	Allianz Multi-Strategy Funds Annual Report	11.30.12

amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Withholding Taxes on Dividends.  Dividend income reflected on the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. For the period or year end November 30, 2012 foreign taxes withheld were: AGIC Global Managed Volatility—$17,781, AGIC Micro Cap—$2,090, AGIC Ultra Micro Cap—$415, AGIC U.S. Emerging Growth—$4,726, F&T Behavioral Advantage Large Cap—$901, NFJ Global Dividend Value—$96,587, NFJ International Small-Cap Value—$3,618, NFJ International Value II—$10,264, RCM China Equity—$7,632, RCM Global Water—$147,530, RCM International Small-Cap—$120,174 and RCM Redwood—$788.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(l) Custody Credits on Cash Balances.  The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(m) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price and maintain these assets until the settlement date in a designated account. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

11.30.12	Allianz Multi-Strategy Funds Annual Report	193

Notes to Financial Statements  (Cont.)

November 30, 2012

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds may be exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2025, AGI Solutions 2030, AGI Solutions 2035, AGI Solutions 2040, AGI Solutions 2045, AGI Solutions 2050, AGI Solutions 2055, AGI Solutions Global Allocation, AGI Solutions Global Growth Allocation and AGI Solutions Retirement Income invest their assets primarily in series of Allianz Funds, Allianz Funds Multi-Strategy Trust, PIMCO Equity Series, PIMCO Funds and PIMCO sponsored exchange-traded Funds (“ETFs”) (together, “Underlying Funds”). The Funds may also invest a portion of their assets in unaffiliated ETFs and mutual funds and pooled vehicles (together, “Other Acquired Funds”). Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the

194	Allianz Multi-Strategy Funds Annual Report	11.30.12

investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at November 30, 2012:

RCM Global Water:

Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(1,098)

RCM Redwood:

Location	Market Price
Liability derivatives:
Options written, at value	$(1,586,651)

The effect of derivatives on the Statements of Operations for the year ended November 30, 2012:

AGIC Global Managed Volatility:

Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$20

NFJ International Small-Cap:

Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(16)

RCM China Equity:

Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$239

11.30.12	Allianz Multi-Strategy Funds Annual Report	195

Notes to Financial Statements  (Cont.)

November 30, 2012

RCM Global Water:

Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(21,006)
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(1,098)

RCM International Small-Cap:

Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$3

RCM Redwood:

Location	Market Price
Net realized loss on:
Investments (options purchased)	$(66,707)
Options written	(253,872)
Total	$(320,579)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$18,677
Options written	334,199
Total	$352,876

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended November 30, 2012:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)
			Purchased	Sold
RCM Global Water	—	—	$1,629,242	$1,415,584
RCM Redwood	24	2,973	—	—

(1)	Number of contracts
(2)	U.S. $ value on origination date

5.	INVESTMENT MANAGER/ADMINISTRATOR/SUB-ADVISERS/DISTRIBUTOR

Investment Management Fee.  Each Fund has an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision of Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee from each Fund, payable monthly, at an annual rate of each Fund’s average daily net assets.

Administration Fee.  The Investment Manager provides administrative services to AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2025, AGI Solutions 2030, AGI Solutions 2035, AGI Solutions 2040, AGI Solutions 2045, AGI Solutions 2050, AGI Solutions 2055 and AGI Solutions Retirement Income and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Management Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes		Class A,C,D and R	Class P and Administrative	Institutional Class

	Management Fee	Effective Management Fee	Administrative Fee
AGI Solutions 2015	0.05%	0.05%	0.30%	0.15%	0.10%
AGI Solutions 2020	0.05	0.05	0.30	0.15	0.10
AGI Solutions 2025	0.05	0.05	0.30	0.15	0.10
AGI Solutions 2030	0.05	0.05	0.30	0.15	0.10
AGI Solutions 2035	0.05	0.05	0.30	0.15	0.10
AGI Solutions 2040	0.05	0.05	0.30	0.15	0.10
AGI Solutions 2045	0.05	0.05	0.30	0.15	0.10
AGI Solutions 2050	0.05	0.05	0.30	0.15	0.10
AGI Solutions 2055	0.05	0.05	0.30	0.15	0.10
AGI Solutions Global Allocation	0.85	0.15	N/A	N/A	N/A
AGI Solutions Global Growth Allocation	0.85	0.15	N/A	N/A	N/A
AGI Solutions Retirement Income	0.05	0.05	0.30	0.15	0.10
AGIC Convertible	0.57	0.57	N/A	N/A	N/A
AGIC Focused Opportunity	0.80	0.80	N/A	N/A	N/A
AGIC Global Managed Volatility	0.40	0.40	N/A	N/A	N/A
AGIC High Yield Bond	0.48	0.48	N/A	N/A	N/A
AGIC Micro Cap	1.25	1.25	N/A	N/A	N/A
AGIC Ultra Micro Cap	1.50	1.50	N/A	N/A	N/A
AGIC U.S. Emerging Growth	0.90	0.90	N/A	N/A	N/A

196	Allianz Multi-Strategy Funds Annual Report	11.30.12

	All Classes			Class A,C,D and R	Class P and Administrative	Institutional Class

	Management Fee		Effective Management Fee	Administrative Fee
F&T Behavioral Advantage Large Cap	0.40%		0.40%	N/A	N/A	N/A
NFJ Global Dividend Value	0.80	*	0.81	N/A	N/A	N/A
NFJ International Small-Cap Value	0.95		0.95	N/A	N/A	N/A
NFJ International Value II	0.80		0.80	N/A	N/A	N/A
RCM China Equity	1.10		1.10	N/A	N/A	N/A
RCM Disciplined Equity	0.60	*	0.63	N/A	N/A	N/A
RCM Global Water	0.95		0.95	N/A	N/A	N/A
RCM International Small-Cap	1.00		1.00	N/A	N/A	N/A
RCM Redwood	1.00		1.00	N/A	N/A	N/A
RCM Short Duration High Income	0.48		0.48	N/A	N/A	N/A

*	Management fee rates effective April 2, 2012. Prior management fee rates for NFJ Global Dividend Value and RCM Disciplined Equity were 0.85% and 0.70%, respectively.

The Investment Manager has retained its affiliates (AGIC, AGI Solutions, NFJ and RCM) and Fuller & Thaler to manage the Funds’ investments. Subject to the supervision of the Investment Manager, AGIC, AGI Solutions, Fuller & Thaler, NFJ and RCM are responsible for making all of the investment decisions for the Funds for which they serve as sub-adviser. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to AGIC, AGI Solutions, Fuller & Thaler, NFJ and RCM in return for their services. RCM has retained its affiliates, Caywood-Scholl and RCM AP to conduct the day to day portfolio management of RCM Short Duration High Income and RCM China Equity, respectively. RCM (and not the RCM Funds or the Investment Manager), in turn, pays Caywood-Scholl and RCM AP an annual fee, payable monthly for their services.

Sub-Adviser(s)	Funds
AGI Solutions	AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2025, AGI Solutions 2030, AGI Solutions 2035, AGI Solutions 2040, AGI Solutions 2045, AGI Solutions 2050, AGI Solutions 2055, AGI Solutions Global Allocation, AGI Solutions Global Growth Allocation, AGI Solutions Retirement Income
AGIC	AGIC Convertible, AGIC Focused Opportunity, AGIC Global Managed Volatility, AGIC High Yield Bond, AGIC Micro Cap, AGIC Ultra Micro Cap, AGIC U.S. Emerging Growth
Fuller & Thaler	F&T Behavioral Advantage Large Cap
NFJ	NFJ Global Dividend Value, NFJ International Small-Cap, NFJ International Value II
RCM	RCM Disciplined Equity, RCM Global Water, RCM International Small-Cap, RCM Redwood
RCM and Caywood-Scholl	RCM Short Duration High Income
RCM and RCM AP	RCM China Equity

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Advisers (with the exception of Fuller & Thaler), serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of each of Class B and C (with the exception of Class C for RCM Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended November 30, 2012, the Distributor received $83,480, representing commissions (sales charges) and CDSC.

11.30.12	Allianz Multi-Strategy Funds Annual Report	197

Notes to Financial Statements  (Cont.)

November 30, 2012

6.	EXPENSE LIMITATION

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation

	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P		Institutional Class		Administrative Class
AGI Solutions 2015(2)	N/A	0.97%	N/A	1.72%	1.07%	1.32%	0.67%		0.57%		0.92%
AGI Solutions 2020(2)	N/A	0.99	N/A	1.74	1.09	1.34	0.69		0.59	*	0.94
AGI Solutions 2025(2)	N/A	1.01	N/A	N/A	N/A	1.36	0.71		0.61	*	0.96
AGI Solutions 2030(2)	N/A	1.03	N/A	1.78	1.13	1.38	0.73	*	0.63	*	0.98
AGI Solutions 2035(2)	N/A	1.06	N/A	N/A	N/A	1.41	0.76		0.66	*	1.01
AGI Solutions 2040(2)	N/A	1.09	N/A	1.84	1.19	1.44	0.79	*	0.69	*	1.04
AGI Solutions 2045(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80	*	0.70	*	1.05
AGI Solutions 2050(2)	N/A	1.10	N/A	1.85	1.20	1.45	0.80	*	0.70	*	1.05
AGI Solutions 2055(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80	*	0.70	*	1.05
AGI Solutions Global Allocation(3)	0.70%	0.43	1.19%	1.17	0.46	0.66	0.26		0.16		0.41
AGI Solutions Global Growth Allocation(3)	0.70	0.40	N/A	1.18	0.40	0.63	0.23		0.13		0.38
AGI Solutions Retirement Income(2)	N/A	0.95	N/A	1.70	1.05	1.30	0.65		0.55	*	0.90
AGIC Convertible(5)	N/A	N/A	N/A	N/A	N/A	N/A	0.80		N/A		N/A
AGIC Focused Opportunity(4)	N/A	1.45	N/A	N/A	N/A	N/A	N/A		1.10		N/A
AGIC Global Managed Volatility(6)	N/A	0.95	N/A	1.70	0.95	N/A	0.70		0.60		N/A
AGIC High Yield Bond(5)	N/A	0.91	N/A	1.70	1.00	1.15	0.75		0.65		0.90
AGIC Micro Cap(5)	N/A	1.82	N/A	N/A	N/A	N/A	1.65		1.54		N/A
AGIC Ultra Micro Cap(5)	N/A	2.35	N/A	N/A	N/A	N/A	2.07		2.00		N/A
AGIC U.S. Emerging Growth(4)	N/A	1.50	N/A	2.21	1.48	1.67	1.25		1.15		N/A
F&T Behavioral Advantage Large Cap(4)	N/A	0.90	N/A	1.65	0.90	N/A	0.65		0.55		N/A
NFJ Global Dividend Value(5)	N/A	1.20	N/A	1.99	1.30	N/A	1.05		0.95		N/A
NFJ International Small-Cap Value(7)	N/A	1.45	N/A	2.20	1.45	N/A	1.30		1.20		N/A
NFJ International Value II(6)	N/A	1.30	N/A	2.05	1.30	N/A	1.05		0.95		N/A
RCM China Equity(5)	N/A	1.73	N/A	2.56	1.77	N/A	1.51		1.45		N/A
RCM Disciplined Equity(5)	N/A	0.95	N/A	1.70	0.95	N/A	0.80		0.70		N/A
RCM Global Water(5)	N/A	1.57	N/A	2.33	1.60	N/A	1.40		1.30		N/A
RCM International Small-Cap Value(5)	N/A	1.45	N/A	2.20	1.45	1.70	1.30		1.20		1.45
RCM Redwood(4)	N/A	1.60	N/A	2.50	1.75	N/A	1.50		1.40		N/A
RCM Short Duration High Income(8)	N/A	0.85	N/A	1.10	0.85	N/A	0.70		0.60		N/A

(1)	Effective April 2, 2012, the Investment Manager has contractually agreed to irrevocably waive a portion of its management fee with respect to the noted Funds. The waiver is calculated on the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2013. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).
(2)	The Investment Manager has contractually agreed, until March 31, 2013, to irrevocably waive its management and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(3)	Effective April 2, 2012, the Investment Manager has contractually agreed, until March 31, 2013, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, tax, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(4)	Effective April 2, 2012, the Investment Manager has contractually agreed, until March 31, 2013, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(5)	Effective April 2, 2012, the Investment Manager has contractually agreed, until March 31, 2013, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(6)

The Investment Manager has contractually agreed, until March 31, 2013, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement,

198	Allianz Multi-Strategy Funds Annual Report	11.30.12

the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(7)	Effective June 1, 2012, the Investment Manager has contractually agreed, until March 31, 2014, to waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(8)	Effective September 12, 2012, the Investment Manager has contractually agreed, until December 31, 2013, to waive its management fee, and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
*	As a result of reimbursing expenses inclusive of Acquired Fund Fees and Expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement is accounted for as Contribution from Investment Manager on the Statements of Operations.

7.	INVESTMENTS IN SECURITIES

For the period or year ended November 30, 2012, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AGI Solutions 2015	$15,162,619	$8,193,145
AGI Solutions 2020	13,472,271	4,709,806
AGI Solutions 2025	13,241,623	2,727,371
AGI Solutions 2030	25,063,441	5,783,722
AGI Solutions 2035	11,638,527	1,774,891
AGI Solutions 2040	10,731,968	3,596,682
AGI Solutions 2045	6,770,280	1,450,113
AGI Solutions 2050	6,389,810	3,151,671
AGI Solutions 2055	4,294,222	1,045,025
AGI Solutions Global Allocation	119,042,046	140,313,017
AGI Solutions Global Growth Allocation	3,671,983	4,114,784
AGI Solutions Retirement Income	23,330,208	10,522,519
AGIC Convertible	1,170,081,377	881,445,218
AGIC Focused Opportunity	5,956,186	5,717,757
AGIC Global Managed Volatility	24,094,586	10,564,367
AGIC High Yield Bond	367,995,145	215,755,509
AGIC Micro Cap	25,899,884	50,989,250
AGIC Ultra Micro Cap	17,452,911	14,744,771

	Purchases	Sales
AGIC U.S. Emerging Growth	$18,805,252	$20,979,977
F&T Behavioral Advantage Large Cap	14,794,404	10,194,798
NFJ Global Dividend Value	35,285,364	17,219,108
NFJ International Small-Cap Value	4,787,480	628,141
NFJ International Value II	4,849,780	732,105
RCM China Equity	1,397,298	1,521,250
RCM Disciplined Equity	10,739,731	16,704,220
RCM Global Water	70,447,820	76,786,945
RCM International Small-Cap	140,008,343	160,705,177
RCM Redwood	7,767,144	8,388,088
RCM Short Duration High Income	224,513,175	35,131,099

(a) Transactions in options written for the year ended November 30, 2012:

	RCM Redwood:
	Contracts	Premiums
Options outstanding, November 30, 2011	3,457	$ 2,616,595
Options written	6,785	4,971,022
Options terminated in closing transactions	(6,163)	(4,728,882)
Options exercised	(1,042)	(690,525)
Options expired	(235)	(48,337)
Options outstanding, November 30, 2012	2,802	$ 2,119,873

(b) Forward foreign currency contracts outstanding at November 30, 2012:

RCM Global Water:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value November 30, 2012	Unrealized Depreciation
Sold:
359,988 British Pound settling 12/3/12	State Street Bank and Trust Co.	$ 575,657	$ 576,755	$ (1,098)

8.	INCOME TAX INFORMATION

The tax character of dividends and distributions paid by the Funds was:

	Period or Year ended November 30, 2012			Year ended November 30, 2011
	Ordinary Income(1)	15% Long-term Capital Gain	Return of Capital	Ordinary Income(1)	15% Long-term Capital Gain
AGI Solutions 2015	$405,771	$179,127	—	$301,828	$53,607
AGI Solutions 2020	258,470	238,549	—	259,737	65,665
AGI Solutions 2025	29,566	—	—	—	—
AGI Solutions 2030	321,360	385,364	—	335,078	102,253
AGI Solutions 2035	35,791	—	—	—	—
AGI Solutions 2040	238,647	470,939	—	281,351	198,732
AGI Solutions 2045	44,472	—	—	—	—
AGI Solutions 2050	238,351	474,991	—	300,916	181,890
AGI Solutions 2055	44,986	—	—	—	—
AGI Solutions Global Allocation	5,794,229	—	—	7,604,901	—

11.30.12	Allianz Multi-Strategy Funds Annual Report	199

Notes to Financial Statements  (Cont.)

November 30, 2012

	Period or Year ended November 30, 2012			Year ended November 30, 2011
	Ordinary Income(1)	15% Long-term Capital Gain	Return of Capital	Ordinary Income(1)	15% Long-term Capital Gain
AGI Solutions Global Growth Allocation	$225,878	$102,216	—	$360,439	$113,562
AGI Solutions Retirement Income	624,647	132,768	—	375,991	45,604
AGIC Convertible	26,375,863	34,300,335	—	14,616,811	—
AGIC Focused Opportunity	235,104	—	$5,050	—	—
AGIC High Yield Bond	19,712,361	2,534,900	—	8,884,662	39,661
AGIC Micro Cap	—	7,448,528	—	—	4,875,481
AGIC Ultra Micro Cap	—	166,228	—	—	276,082
AGIC U.S. Emerging Growth	—	1,420,647	—	—	—
F&T Behavioral Advantage Large Cap	47,490	—	—	—	—
NFJ Global Dividend Value	1,090,196	649,107	—	1,239,980	127,960
NFJ International Value II Fund	60,000	—	—	—	—
RCM China Equity	309,537	50,727	—	207,680	—
RCM Disciplined Equity	647,265	509,993	—	597,557	136,173
RCM Global Water	311,453	—	—	8,536	—
RCM International Small-Cap	1,316,296	—	—	1,611,217	—
RCM Short Duration High Income	3,094,845	—	—	29,997	—

(1)	Includes short-term capital gains, if any.

At November 30, 2012, the components of distributable earnings was:

					Post-October Capital Loss(4)
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)	Short-Term	Long-Term
AGI Solutions 2015	$227,031	—	$51,156	—	—	—
AGI Solutions 2020	180,218	$54,370	—	—	—	—
AGI Solutions 2025	155,630	2,816	—	—	$4,209	—
AGI Solutions 2030	240,755	51,668	—	—	15,547	—
AGI Solutions 2035	144,376	3,140	—	—	5,418	—
AGI Solutions 2040	155,320	31,297	—	—	9,607	$2,850
AGI Solutions 2045	121,884	2,297	—	—	—	—
AGI Solutions 2050	128,457	29,667	—	—	—	5,046
AGI Solutions 2055	128,218	2,023	—	—	—	—
AGI Solutions Global Allocation	—	—	17,092,877	—	—	—
AGI Solutions Global Growth Allocation	91,219	74,549	—	—	48	415
AGI Solutions Retirement Income	—	79,641	—	—	—	—
AGIC Convertible	4,874,540	—	25,912,045	—	2,894,466	—
AGIC Focused Opportunity	—	—	497,794	$31,003	—	64,180
AGIC Global Managed Volatility	694,740	3,699	—	—	—	—
AGIC High Yield Bond	544,919	—	—	—	—	—
AGIC Micro Cap	—	2,229,863	8,781,519	306,482	—	—
AGIC Ultra Micro Cap	—	38,645	16,084	158,854	32,092	—
AGIC U.S. Emerging Growth	—	479,095	—	52,391	206,704	—
F&T Behavioral Advantage Large Cap	1,279,019	1,887	—	—	—	—
NFJ Global Dividend Value	327,342	105,165	—	—	149,997	—
NFJ International Small-Cap Value	96,415	—	—	—	—	—
NFJ International Value II	42,802	—	—	—	25,287	5,990
RCM China Equity	54,179	—	45,388	—	8,450	96,500
RCM Disciplined Equity	540,531	519,839	—	—	3,328	176,238
RCM Global Water	904,545	—	23,756,537	—	—	—
RCM International Small-Cap	1,150,050	—	12,355,833	—	—	—
RCM Redwood	—	—	256,204	—	—	—
RCM Short Duration High Income	555,252	—	—	—	98,246	—

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

200	Allianz Multi-Strategy Funds Annual Report	11.30.12

(3)	Certain specified losses realized during the period November 1, 2012 through November 30, 2012, and/or other ordinary losses realized during the period January 1, 2012 through November 30, 2012, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(4)	Capital losses realized during the period November 1, 2012 through November 30, 2012 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At November 30, 2012, capital loss carryforward amounts were:

							No Expiration(5)
	2016	2017		2018		2019	Short-Term		Long-Term
AGI Solutions 2015	—	—		—		—	$51,156		—
AGI Solutions Global Allocation	—	$17,092,877		—		—	—		—
AGIC Convertible	—	—		—		—	25,912,045		—
AGIC Focused Opportunity	—	—		—		—	253,337		$244,457
AGIC Micro Cap	—	8,781,519	*	—		—	—		—
AGIC Ultra Micro Cap	—	16,084	*	—		—	—		—
RCM China Equity	—	—		—		—	21,652		23,736
RCM Global Water	$5,559,690	10,881,068	*	$5,991,388	*	$1,037,618	198,979	*	87,794	*
RCM International Small-Cap	—	12,355,833		—		—	—		—
RCM Redwood	—	—		—		—	256,204	*	—

*	Subject to limitations under IRC Sections 381-384
(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended November 30, 2012, the Funds had utilized and/or written-off the following amounts of capital loss carryforwards:

	Utilized	Written-Off
AGI Solutions Global Allocation	$9,207,107	—
AGIC Micro Cap	2,326,943	—
AGIC Ultra Micro Cap	69,714	—
RCM International Small-Cap	5,581,205	—
RCM Global Water	2,092,049	$31,752,749
RCM Redwood	82,354	—

For the period or year ended November 30, 2012, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital in Excess of Par
AGI Solutions 2015(a)(h)(l)	$68,222	$(68,222)	—
AGI Solutions 2020(a)(h)(l)	42,886	(42,886)	—
AGI Solutions 2025(e)(h)(l)	10,001	(9,964)	$(37)
AGI Solutions 2030(a)(h)(l)	49,801	(49,801)	—
AGI Solutions 2035(e)(h)(l)	11,032	(10,966)	(66)
AGI Solutions 2040(a)(h)(l)	29,161	(29,161)	—
AGI Solutions 2045(e)(h)(l)	11,045	(10,968)	(77)
AGI Solutions 2050(a)(h)(l)	27,128	(27,128)	—
AGI Solutions 2055(e)(h)(l)	10,821	(10,748)	(73)
AGI Solutions Global Allocation(c)(g)(h)	1,388,830	(731,320)	(657,510)
AGI Solutions Global Growth Allocation(h)(l)	22,488	(22,488)	—
AGI Solutions Retirement Income(a)(h)(l)	121,823	(121,823)	—
AGIC Convertible(a)(k)	2,274,531	(2,274,531)	—
AGIC Focused Opportunity(d)	2,735	(977)	(1,758)
AGIC Global Managed Volatility(b)(e)(f)(i)	70,788	(69,926)	(862)
AGIC High Yield Bond(j)(m)	(240,281)	240,281	—

11.30.12	Allianz Multi-Strategy Funds Annual Report	201

Notes to Financial Statements  (Cont.)

November 30, 2012

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital in Excess of Par
AGIC Micro Cap(b)	42,696	(42,695)	(1)
AGIC Ultra Micro Cap(d)	11,184	—	(11,184)
AGIC U.S. Emerging Growth(b)(d)	(10,274)	18,365	(8,091)
F&T Behavioral Advantage Large Cap(a)(e)(f)(i)	2,404	(2,351)	(53)
NFJ Global Dividend Value(a)(f)(i)	(2,113)	2,113	—
NFJ International Small-Cap Value(b)(e)(f)	(7,651)	7,697	(46)
NFJ International Value II(b)(e)(f)	2,740	(2,578)	(162)
RCM China Equity(b)(f)	3,859	(3,859)	—
RCM Disciplined Equity(a)(n)	(21)	935	(914)
RCM Global Water(f)(o)(p)(q)	(103,813)	(8,787,050)	8,890,863
RCM International Small-Cap(b)(f)	86,066	(86,066)	—
RCM Redwood(d)(f)	1,585	(7)	(1,578)
RCM Short Duration High Income(a)(e)(j)(m)	51,053	(47,495)	(3,558)

These permanent "book-tax" differences were primarily attributable to:

(a)	Reclassification of distributions
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies ("PFICs") for tax purposes.
(c)	Taxable overdistributions.
(d)	Net operating losses.
(e)	Reclassification of non-deductible expenses.
(f)	Reclassification of gains and losses from foreign currency transactions.
(g)	Reclassification of securities litigation payments.
(h)	Reclassification of short-term capital gain dividends from underlying funds.
(i)	Reclassifications related to investments in Real Estate Investment Trusts (REITs).
(j)	Consent fees.
(k)	Reclassification of contingent debt.
(l)	Return of capital sales adjustment
(m)	Adjustments to market premium
(n)	Adjustments related to redemption-in-kind.
(o)	Capital loss carryover written off.
(p)	Wash Sales from target fund.
(q)	Capital losses from target fund

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At November 30, 2012, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AGI Solutions 2015	$16,657,395	$1,085,035	$(10,082)	$1,074,953
AGI Solutions 2020	14,794,240	828,975	(19,595)	809,380
AGI Solutions 2025	10,555,978	246,234	(12,306)	233,928
AGI Solutions 2030	26,452,102	955,842	(42,177)	913,665
AGI Solutions 2035	9,902,231	259,493	(18,433)	241,060
AGI Solutions 2040	12,589,127	794,287	(33,702)	760,585
AGI Solutions 2045	5,362,334	286,616	(7,959)	278,657
AGI Solutions 2050	8,324,222	790,994	(28,231)	762,763
AGI Solutions 2055	3,308,581	301,647	(4,667)	296,980
AGI Solutions Global Allocation	185,816,167	21,950,520	(443,796)	21,506,724
AGI Solutions Global Growth Allocation	6,303,321	1,036,538	(24,630)	1,011,908
AGI Solutions Retirement Income	27,969,571	1,645,685	(21,010)	1,624,675
AGIC Convertible	939,379,675	98,523,874	(8,120,424)	90,403,450
AGIC Focused Opportunity	3,719,391	271,875	(421,826)	(149,951)
AGIC Global Managed Volatility	13,851,014	784,286	(285,313)	498,973
AGIC High Yield Bond	333,224,813	15,120,093	(4,098,065)	11,022,028
AGIC Micro Cap	21,732,520	6,823,709	(874,344)	5,949,365
AGIC Ultra Micro Cap	12,574,225	2,984,545	(473,368)	2,511,177

202	Allianz Multi-Strategy Funds Annual Report	11.30.12

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AGIC U.S. Emerging Growth	$18,458,744	$4,209,898	$(771,000)	$3,438,898
F&T Behavioral Advantage Large Cap	15,802,686	1,790,580	(211,239)	1,579,341
NFJ Global Dividend Value	52,480,835	3,033,358	(3,765,441)	(732,083)
NFJ International Small-Cap Value	4,387,605	431,728	(90,111)	341,617
NFJ International Value II	4,206,452	400,231	(120,190)	280,041
RCM China Equity	4,364,001	311,429	(444,317)	(132,888)
RCM Disciplined Equity	42,212,654	5,589,937	(1,546,440)	4,043,497
RCM Global Water	98,547,019	14,703,812	(2,923,534)	11,780,278
RCM International Small-Cap	104,669,667	16,826,617	(1,839,319)	14,987,298
RCM Redwood	11,423,772	647,823	(406,997)	240,826
RCM Short Duration High Income	209,773,558	2,325,010	(307,223)	2,017,787

(6)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, PFIC mark-to-market, differing treatment of bond premium amortization, and basis adjustments from convertible preferred stock.

9.	REDEMPTIONS IN-KIND

During the year ended November 30, 2012, RCM Disciplined Equity transferred securities and cash to its shareholders in connection with redemption-in-kind transactions. Valuation of the securities at the time of the transfer was in accordance with the Fund’s valuation policy. These transactions were treated as a sale of securities for GAAP, and the resulting gains and losses of $264,796 and $263,613, respectively, were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemption in-kind are netted and recorded as net realized gain on investments on the Statements of Operations.

RCM Disciplined Equity redeemed 254,170 shares of the Institutional Class with a redemption value of $3,853,218. The number of shares redeemed and redemption value are included in the cost of shares redeemed for the Institutional Class in Note 10 in the Notes to Financial Statements.

11.30.12	Allianz Multi-Strategy Funds Annual Report	203

Notes to Financial Statements  (Cont.)

November 30, 2012

10.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value. Changes in shares of beneficial interest were as follows:

	AGI Solutions 2015				AGI Solutions 2020
	Year ended 11/30/2012		Year ended 11/30/2011		Year ended 11/30/2012		Year ended 11/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	52,210	$983,604	220,926	$4,167,874	42,059	$794,384	12,177	$230,391
Class C	26,098	485,033	380,309	7,134,565	9,416	170,341	33,327	628,732
Class D	60,969	1,170,564	7,626	143,268	10,258	188,707	3,668	69,245
Class R	28,200	549,028	—	—	48,210	922,209	—	—
Class P	293,349	5,736,466	—	—	309,702	5,956,849	6,940	129,337
Institutional Class	115,056	2,214,339	13,342	254,216	111,098	2,114,844	9,966	189,939
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	4,991	88,833	805	14,840	1,503	26,129	523	9,718
Class C	6,593	115,904	1,117	20,378	2,937	50,493	618	11,387
Class D	818	14,582	515	9,501	459	7,997	594	11,053
Class R	43	770	36	672	58	1,021	41	751
Class P	47	841	39	725	168	2,938	43	804
Institutional Class	20,135	360,020	16,118	298,512	23,292	407,373	15,474	288,749
Administrative Class	46	814	38	705	61	1,068	42	784

Cost of shares redeemed:
Class A	(48,067)	(900,420)	(150,679)	(2,828,639)	(10,746)	(200,147)	(1,965)	(38,133)
Class C	(52,365)	(964,987)	(270,732)	(4,977,183)	(29,066)	(535,060)	(8,458)	(151,876)
Class D	(8,965)	(168,667)	(5,436)	(104,148)	(2,985)	(54,936)	(7,781)	(147,520)
Class R	(4,941)	(95,428)	—	—	—	—	—	—
Class P	(98,557)	(1,922,855)	—	—	(36,346)	(697,105)	(5,437)	(101,889)
Institutional Class	(26,134)	(492,826)	(5,995)	(116,158)	(7,426)	(138,449)	(1,006)	(19,486)
Net increase resulting from Fund share transactions	369,526	$7,175,615	208,029	$4,019,128	472,652	$9,018,656	58,766	$1,111,986

204	Allianz Multi-Strategy Funds Annual Report	11.30.12

AGI Solutions 2025		AGI Solutions 2030				AGI Solutions 2035		AGI Solutions 2040
Period from 12/19/2011** through 11/30/2012		Year ended 11/30/2012		Year ended 11/30/2011		Period from 12/19/2011** through 11/30/2012		Year ended 11/30/2012		Year ended 11/30/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

19,499	$322,887	535,486	$10,521,899	15,810	$323,879	5,452	$92,566	91,090	$1,780,970	5,614	$120,997
—	—	5,776	110,521	16,657	335,179	—	—	5,188	101,131	4,045	89,062
—	—	6,680	129,765	6,487	136,180	—	—	7,904	147,945	11,093	246,687
100,349	1,664,628	64,558	1,284,337	—	—	52,212	885,286	57,331	1,129,675	—	—
284,836	4,742,028	293,307	5,899,283	221	4,804	263,986	4,512,788	129,893	2,604,412	—	—
122,988	2,005,560	151,622	2,978,216	36,945	758,565	102,582	1,737,925	113,581	2,211,077	29,094	640,917
—	—	—	—	—	—	10	165	—	—	—	—

6	96	2,371	42,635	945	18,838	8	116	1,023	18,264	332	7,018
—	—	3,220	57,499	1,791	35,670	—	—	566	10,081	82	1,727
—	—	1,883	33,951	948	19,046	—	—	1,261	22,454	1,427	30,041
6	95	74	1,334	47	932	7	115	99	1,761	62	1,315
6	97	101	1,826	49	988	8	117	103	1,847	65	1,356
1,938	29,182	31,190	565,487	17,701	357,390	2,324	35,326	36,478	652,814	20,635	436,855
6	96	76	1,384	48	968	8	117	102	1,814	63	1,334

—	—	(21,160)	(409,358)	(7,253)	(149,223)	—	—	(2,345)	(44,570)	(2,096)	(45,131)
—	—	(11,587)	(220,202)	(11,208)	(214,448)	—	—	(57)	(1,136)	(843)	(16,172)
—	—	(1,413)	(27,113)	(2,565)	(53,345)	—	—	(5,946)	(115,837)	(11,346)	(244,099)
(23,545)	(389,169)	(9,782)	(192,903)	—	—	—	—	(14,993)	(293,261)	(10)	(223)
(53,172)	(880,856)	(39,471)	(784,020)	—	—	(23,985)	(405,929)	(12,542)	(245,008)	—	—
(2,719)	(45,033)	(15,595)	(300,204)	(9,337)	(187,443)	(3,029)	(50,867)	(19,134)	(368,356)	(5,089)	(111,132)
450,198	$7,449,611	997,336	$19,694,337	67,286	$1,387,980	399,583	$6,807,725	389,602	$7,616,077	53,128	$1,160,552

11.30.12	Allianz Multi-Strategy Funds Annual Report	205

Notes to Financial Statements  (Cont.)

November 30, 2012

	AGI Solutions 2045		AGI Solutions 2050				AGI Solutions 2055
	Period from 12/19/2011** through 11/30/2012		Year ended 11/30/2012		Year ended 11/30/2011		Period from 12/19/ 2011** through 11/30/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	2,877	$46,824	73,849	$1,433,418	684	$14,910	— *	$5
Class B	—	—	—	—	—	—	—	—
Class C	—	—	9,809	183,673	862	18,466	—	—
Class D	—	—	4,767	88,925	6,770	147,498	—	—
Class R	22,789	388,873	17,496	343,121	13	300	1,702	29,037
Class P	102,450	1,769,959	38,703	772,368	—	—	2,890	50,048
Institutional Class	16,701	283,073	70,281	1,344,627	32,790	718,625	2,531	42,964
Administrative Class	49	800	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	9	145	742	13,087	259	5,487	10	147
Class B	—	—	—	—	—	—	—	—
Class C	—	—	330	5,804	176	3,699	—	—
Class D	—	—	1,370	24,223	764	16,152	—	—
Class R	9	144	119	2,106	75	1,581	10	146
Class P	10	146	110	1,957	69	1,472	9	148
Institutional Class	2,878	43,892	37,392	664,241	21,336	452,966	2,905	44,398
Administrative Class	9	145	108	1,924	69	1,449	9	147

Cost of shares redeemed:
Class A	—	—	(7,725)	(148,446)	—	—	—	—
Class B	—	—	—	—	—	—	—	—
Class C	—	—	(9,438)	(178,260)	(234)	(4,998)	—	—
Class D	—	—	(5,115)	(97,681)	(5,755)	(125,472)	—	—
Class R	(6,170)	(103,365)	(4)	(82)	—	—	(95)	(1,595)
Class P	(10,285)	(174,692)	(804)	(15,836)	—	—	(111)	(1,879)
Institutional Class	(930)	(15,640)	(34,239)	(653,349)	(9,254)	(186,819)	(74)	(1,263)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	130,396	$2,240,304	197,751	$3,785,820	48,624	$1,065,316	9,786	$162,303

206	Allianz Multi-Strategy Funds Annual Report	11.30.12

AGI Solutions Global Allocation				AGI Solutions Global Growth Allocation				AGI Solutions Retirement Income
Year ended 11/30/2012		Year ended 11/30/2011		Year ended 11/30/2012		Year ended 11/30/2011		Year ended 11/30/2012		Year ended 11/30/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

803,395	$8,530,086	2,076,224	$22,748,010	21,867	$469,277	223,452	$5,078,028	104,477	$1,943,555	348,769	$6,401,188
26,621	284,226	109,260	1,189,717	—	—	—	—	—	—	—	—
300,363	3,252,103	1,070,196	11,826,738	4,425	93,321	55,881	1,244,881	142,319	2,594,798	292,384	5,303,764
43,644	464,935	19,921	215,620	2,989	63,234	2,084	48,027	75,722	1,405,815	22,659	421,542
—	—	—	—	386	8,106	1,058	22,481	12,896	253,995	118	2,165
55,102	580,264	373,677	4,139,192	—	—	—	—	254,187	4,933,933	—	—
1,142,484	12,047,366	1,523,099	16,540,118	457	10,122	655	15,000	337,609	6,323,203	28,261	513,173
10,478	113,801	182,902	2,015,114	—	—	—	—	—	—	—	—

176,304	1,848,510	213,023	2,255,028	2,392	47,723	6,792	148,479	11,016	199,771	3,335	60,135
13,966	147,978	32,770	355,329	—	—	—	—	—	—	—	—
130,161	1,378,050	184,001	1,976,583	2,407	47,675	1,383	30,091	13,593	243,808	4,168	74,683
617	6,529	409	4,239	100	2,010	44	953	1,726	31,775	927	16,928
37	390	44	469	85	1,687	41	910	36	676	23	427
1,087	11,486	631	6,607	38	754	44	967	1,143	22,009	24	422
161,048	1,676,549	146,751	1,532,230	11,397	227,516	13,257	291,123	14,117	255,459	13,199	238,102
4,451	47,630	2,594	27,410	36	729	44	946	33	602	23	410

(1,790,121)	(19,070,811)	(1,969,825)	(21,239,981)	(48,005)	(1,036,566)	(205,328)	(4,409,253)	(103,039)	(1,915,362)	(141,959)	(2,594,125)
(561,222)	(6,073,688)	(918,539)	(10,168,418)	—	—	—	—	—	—	—	—
(1,576,247)	(16,942,687)	(1,922,238)	(20,959,980)	(8,532)	(179,421)	(19,499)	(415,777)	(112,566)	(2,069,627)	(50,938)	(924,124)
(39,293)	(424,840)	(4,398)	(45,007)	(95)	(2,089)	(1,331)	(27,885)	(14,652)	(271,620)	(15,459)	(238,019)
—	—	—	—	(466)	(10,071)	(41)	(767)	(4,586)	(89,922)	(2)	(43)
(129,230)	(1,363,817)	(789,585)	(8,040,489)	—	—	—	—	(11,679)	(225,184)	—	—
(766,403)	(8,055,090)	(515,167)	(5,464,560)	—	—	(1,667)	(38,064)	(29,950)	(548,345)	(32,456)	(588,543)
(25,534)	(279,369)	(29,870)	(336,387)	—	—	—	—	—	—	—	—
(2,018,292)	$(21,820,399)	(214,120)	$(1,422,418)	(10,519)	$(255,993)	76,869	$1,990,140	692,402	$13,089,339	473,076	$8,643,085

11.30.12	Allianz Multi-Strategy Funds Annual Report	207

Notes to Financial Statements  (Cont.)

November 30, 2012

	AGIC Convertible				AGIC Focused Opportunity
	Year ended 11/30/2012		Year ended 11/30/2011		Year ended 11/30/2012		Period from 12/27/2010** through 11/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	2,933,072	$81,106,399	4,117,960	$123,448,545	1,339	$18,686	151,347	$2,556,561
Class C	704,869	19,490,939	1,127,292	33,950,033	—	—	—	—
Class D	1,706,638	47,285,583	2,659,522	79,835,213	—	—	—	—
Class R	7,202	199,494	941	27,672	—	—	—	—
Class P	1,373,606	37,680,354	1,396,611	42,036,615	—	—	—	—
Institutional Class	11,402,852	314,743,526	12,596,468	379,973,300	35,941	538,500	18,563	313,461
Administrative Class	47,135	1,302,142	57,949	1,776,862	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	181,364	4,779,499	24,953	705,516	1,828	23,316	—	—
Class C	41,555	1,089,546	3,270	92,229	—	—	—	—
Class D	102,046	2,685,854	17,875	513,118	—	—	—	—
Class R	61	1,590	10	290	—	—	—	—
Class P	59,781	1,574,608	19,385	551,169	—	—	—	—
Institutional Class	583,498	15,345,825	113,374	3,227,183	16,842	215,912	—	—
Administrative Class	4,701	123,598	607	17,120	—	—	—	—

Cost of shares redeemed:
Class A	(2,084,051)	(57,773,819)	(2,208,042)	(64,609,157)	(19,755)	(269,600)	(126,404)	(2,018,002)
Class C	(417,607)	(11,425,166)	(162,850)	(4,488,169)	—	—	—	—
Class D	(1,611,698)	(44,470,566)	(1,680,038)	(47,371,791)	—	—	—	—
Class R	(1,131)	(30,353)	(13)	(354)	—	—	—	—
Class P	(880,232)	(24,082,232)	(838,473)	(23,947,520)	—	—	—	—
Institutional Class	(2,050,409)	(56,123,373)	(10,856,516)	(326,061,953)	(2,197)	(28,185)	(3,653)	(60,658)
Administrative Class	(22,076)	(611,098)	(10,710)	(300,857)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	12,081,176	$332,892,350	6,379,575	$199,375,064	33,998	$498,629	39,853	$791,362

208	Allianz Multi-Strategy Funds Annual Report	11.30.12

AGIC Global Managed Volatility		AGIC High Yield Bond				AGIC Micro Cap
Period from 12/19/2011** through 11/30/2012		Year ended 11/30/2012		Year ended 11/30/2011		Year ended 11/30/ 2012		Year ended 11/30/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

4,671	$73,379	5,367,308	$53,198,341	7,294,133	$71,461,055	14,220 †	$159,580 †	—	—
88	1,426	2,212,794	22,044,457	1,570,906	15,647,870	—	—	—	—
1,617	26,850	3,231,098	31,698,080	2,814,482	27,460,035	—	—	—	—
—	—	261,930	2,561,399	35,718	340,228	—	—	—	—
—	—	2,530,672	24,596,627	1,185,293	11,265,964	10,231	116,044	51,302 †	$629,729 †
854,489	13,265,723	6,527,366	63,779,751	3,197,108	31,573,391	403,866	4,534,781	614,035	8,609,305
—	—	2,762,875	26,887,246	—	—	—	—	—	—

—	—	284,623	2,835,863	57,534	577,352	—	—	—	—
—	—	121,978	1,214,737	21,544	214,281	—	—	—	—
—	—	234,755	2,280,125	27,520	268,209	—	—	—	—
—	—	8,117	78,936	908	8,658	—	—	—	—
—	—	74,363	719,630	8,258	79,460	6,875	68,342	90	990
—	—	850,237	8,254,807	669,136	6,625,064	741,436	7,377,291	369,423	4,857,607
—	—	240	2,336	90	877	—	—	—	—

(2,357)	(38,756)	(1,185,991)	(11,854,890)	(1,149,810)	(11,398,552)	(2,636)	(30,092)	—	—
—	—	(594,822)	(5,935,856)	(338,367)	(3,368,940)	—	—	—	—
—	—	(1,183,672)	(11,534,678)	(707,724)	(6,867,411)	—	—	—	—
—	—	(92,597)	(908,197)	(1,479)	(13,948)	—	—	—	—
—	—	(1,805,423)	(17,592,687)	(18,778)	(180,619)	(23,389)	(253,300)	(16,494)	(207,268)
(115,860)	(1,866,909)	(2,532,861)	(24,764,333)	(6,023,553)	(60,195,792)	(2,605,330)	(29,370,011)	(1,349,277)	(18,635,852)
—	—	(165)	(1,610)	—	—	—	—	—	—
742,648	$11,461,713	17,072,825	$167,560,084	8,642,919	$83,497,182	(1,454,727)	$(17,397,365)	(330,921)	$(4,745,489)

11.30.12	Allianz Multi-Strategy Funds Annual Report	209

Notes to Financial Statements  (Cont.)

November 30, 2012

	AGIC Ultra Micro Cap				AGIC U.S. Emerging Growth
	Year ended 11/30/2012		Year ended 11/30/2011		Year ended 11/30/2012		Year ended 11/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

Shares sold:
Class A	479,482 †	$7,241,883 †	—	—	55,050	$717,877	68,566	†	$850,073	†
Class C	—	—	—	—	10,051	134,400	23,576	†	362,381	†
Class D	—	—	—	—	4,553	59,530	2,433	†	35,805	†
Class R	—	—	—	—	—	—	726	†	10,000	†
Class P	2,959	44,850	37,462 †	$539,748 †	3,076	40,905	1,180	†	16,110	†
Institutional Class	239,726	3,579,989	620,622	9,281,124	356,680	4,690,148	594,912		8,282,167

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	568	6,682	—		—
Class C	—	—	—	—	854	9,981	—		—
Class D	—	—	—	—	173	2,039	—		—
Class R	—	—	—	—	61	718	—		—
Class P	306	3,948	56	683	98	1,158	—		—
Institutional Class	12,551	162,280	20,706	272,288	113,057	1,336,329	—		—

Cost of shares redeemed:
Class A	(37,584)	(559,750)	—	—	(15,766)	(207,988)	(5,842)		(80,925)
Class C	—	—	—	—	(3,550)	(45,852)	(13,491)		(205,863)
Class D	—	—	—	—	(2,453)	(32,799)	(372)		(5,309)
Class P	(4,435)	(67,840)	(20,154)	(284,644)	(2,916)	(39,075)	(25)		(300)
Institutional Class	(390,114)	(5,875,094)	(256,290)	(3,610,430)	(519,499)	(6,921,701)	(599,871)		(8,241,928)
Net increase (decrease) resulting from Fund share transactions	302,891	$4,530,266	402,402	$6,198,769	37	$(247,648)	71,792		$1,022,211

210	Allianz Multi-Strategy Funds Annual Report	11.30.12

F&T Behavioral Advantage Large Cap				NFJ Global Dividend Value				NFJ International Small-Cap Value
Year ended 11/30/2012		Period from 9/8/2011** through 11/30/2011		Year ended 11/30/2012		Year ended 11/30/2011		Period from 6/1/2012** through 11/30/2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

8,663	$157,879	—	$—	259,744	$4,800,074	654,259	$12,566,440	60,682	$1,035,838
2,726	49,240	—	—	105,088	1,878,626	134,507	2,496,832	—	—
870	15,971	—	—	22,351	420,067	82,330	1,583,468	4,953	81,619
—	—	—	—	—	—	—	—	—	—
—	—	—	—	22,328	413,721	46,644	880,403	—	—
230,416	4,304,971	—	—	1,345,536	24,789,877	634,966	12,119,470	7,423	123,440

2	39	—	—	13,951	236,720	10,682	193,347	—	—
1	15	—	—	6,875	115,928	4,615	83,603	—	—
2	39	—	—	1,051	17,801	2,305	42,713	—	—
—	—	—	—	—	—	—	—	—	—
3	44	—	—	2,334	40,417	267	4,253	—	—
2,969	47,353	—	—	76,111	1,311,651	53,512	967,889	—	—

(6,766)	(126,456)	—	—	(264,114)	(4,756,024)	(353,864)	(6,584,050)	—	—
—	—	—	—	(68,980)	(1,235,256)	(31,600)	(552,423)	—	—
(546)	(10,253)	—	—	(29,498)	(525,609)	(63,906)	(1,053,860)	(729)	(11,893)
—	—	—	—	(6,496)	(119,915)	(6,464)	(110,123)	—	—
(1,164)	(22,493)	—	—	(454,010)	(8,196,829)	(352,604)	(6,240,325)	—	—
237,176	$4,416,349	—	$—	1,032,271	$19,191,249	815,649	$16,397,637	72,329	$1,229,004

11.30.12	Allianz Multi-Strategy Funds Annual Report	211

Notes to Financial Statements  (Cont.)

November 30, 2012

	NFJ International Value II		RCM China Equity
	Period from 12/1/2011** through 11/30/2012		Year ended 11/30/2012		Year ended 11/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	2,325	$36,528	1,662	$23,697	90,773	$1,749,359
Class C	—	—	174	2,409	14,246	279,066
Class D	—	—	62,032	891,056	323,806	5,930,841
Class R	—	—	—	—	—	—
Class P	—	—	—	—	7,325	124,750
Institutional Class	64,375	1,049,950	—	—	5,379	102,000
Administrative Class	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	11	179	1,311	17,041	533	8,611
Class C	8	122	678	8,713	622	10,961
Class D	11	174	1,443	18,777	823	14,010
Class R	—	—	—	—	—	—
Class P	13	190	889	11,641	251	3,901
Institutional Class	3,959	59,335	23,203	304,091	10,115	169,781
Administrative Class	—	—	—	—	—	—

Issued in reorganization:††
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—

Cost of shares redeemed:
Class A	—	—	(6,410)	(90,196)	(90,663)	(1,701,325)
Class C	—	—	(4,357)	(61,122)	(27,171)	(502,150)
Class D	—	—	(54,602)	(786,395)	(328,680)	(6,079,143)
Class P	—	—	(7,408)	(106,101)	—	—
Institutional Class	—	—	(294)	(3,859)	(90)	(1,386)
Administrative Class	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	70,702	$1,146,478	18,321	$229,752	7,269	$109,276

212	Allianz Multi-Strategy Funds Annual Report	11.30.12

RCM Disciplined Equity				RCM Global Water				RCM International Small-Cap
Year ended 11/30/2012		Year ended 11/30/2011		Year ended 11/30/2012		Year ended 11/30/2011		Year ended 11/30/2012		Year ended 11/30/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

214,724	$3,480,616	320,925	$4,983,306	1,785,664	$17,000,729	1,496,912	$14,215,662	59,211	$1,754,533	163,667	$4,967,701
19,080	300,381	55,204	879,783	359,683	3,430,947	448,459	4,209,014	3,309	99,101	16,858	555,978
15,138	251,934	57,383	948,750	262,141	2,564,649	628,059	5,908,570	15,273	480,715	72,980	2,231,467
—	—	—	—	—	—	—	—	1	42	—	—
806	13,558	1,354	22,250	893,077	8,676,258	1,165,121	10,832,366	182,294	5,151,398	246,894	7,927,089
701,134	11,352,011	2,007,040	32,279,430	173,181	1,664,092	99,025	935,882	784,615	23,459,676	744,286	24,713,842
—	—	—	—	—	—	—	—	30,727	976,500	—	—

2,884	42,785	2,509	38,348	10,435	89,740	182	1,707	2,028	58,467	177	5,749
1,252	18,084	1,220	18,336	1	9	1	8	132	3,798	111	3,589
139	2,063	653	10,012	2,630	22,592	1	8	— *	1	22	709
—	—	—	—	—	—	—	—	3	72	6	181
40	599	25	376	6,619	57,058	61	574	5,964	172,071	5,191	165,614
66,239	990,334	41,925	644,144	1,245	10,656	58	543	35,017	1,031,247	43,209	1,412,519
—	—	—	—	—	—	—	—	4	100	6	200

—	—	—	—	2,987,721	28,821,196	—	—	—	—	—	—
—	—	—	—	480,744	4,556,642	—	—	—	—	—	—
—	—	—	—	31,837	306,909	—	—	—	—	—	—
—	—	—	—	202,617	1,960,299	—	—	—	—	—	—
—	—	—	—	12,597	121,106	—	—	—	—	—	—

(83,415)	(1,350,606)	(71,454)	(1,103,510)	(2,019,824)	(19,618,166)	(1,052,353)	(9,700,364)	(119,216)	(3,695,341)	(21,996)	(667,282)
(24,698)	(392,892)	(26,436)	(390,005)	(654,447)	(6,115,935)	(629,642)	(5,714,031)	(2,944)	(88,524)	(6,373)	(203,437)
(9,051)	(143,255)	(73,524)	(1,087,726)	(311,343)	(2,946,036)	(173,033)	(1,574,117)	(62,661)	(1,855,558)	(23,407)	(675,841)
(504)	(8,478)	(579)	(9,364)	(1,274,642)	(11,987,423)	(549,706)	(5,028,372)	(528,203)	(15,113,158)	(540,624)	(17,514,175)
(1,190,745)	(19,067,176)	(563,108)	(8,811,402)	(26,610)	(263,581)	(114,534)	(1,056,963)	(1,050,453)	(32,297,122)	(683,269)	(22,594,836)
—	—	—	—	—	—	—	—	(30,727)	(989,405)	—	—
(286,977)	$(4,510,042)	1,753,137	$28,422,728	2,923,326	$28,351,741	1,318,611	$13,030,487	(675,626)	$(20,851,387)	17,738	$329,067

11.30.12	Allianz Multi-Strategy Funds Annual Report	213

Notes to Financial Statements  (Cont.)

November 30, 2012

	RCM Redwood				RCM Short Duration High Income
	Year ended 11/30/2012		Period from 12/27/2010** through 11/30/ 2011		Year ended 11/30/2012		Period from 10/3/2011** through 11/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	33,139	$495,315	100,467	$1,505,398	5,441,375	$86,173,327	35,561	$542,812
Class C	1,575	23,434	27,047	401,295	1,813,868	28,660,618	82,665	1,256,840
Class D	4,621	69,500	31,660	476,177	739,468	11,744,664	3,585	54,878
Class P	—	—	10,826	156,001	3,635,261	57,619,158	—	—
Institutional Class	66,820	1,009,291	344,304	5,244,912	2,305,209	36,203,148	190,569	2,906,361

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	52,459	830,120	46	710
Class C	—	—	—	—	19,812	312,191	124	1,890
Class D	—	—	—	—	5,845	92,317	14	214
Class P	—	—	—	—	17,060	269,911	2	37
Institutional Class	—	—	—	—	75,123	1,182,990	1,772	27,146

Cost of shares redeemed:
Class A	(13,012)	(195,214)	(3,338)	(47,013)	(456,146)	(7,211,217)	(1,536)	(23,527)
Class C	(1,391)	(20,486)	(24,537)	(355,904)	(123,231)	(1,941,690)	(2,140)	(32,739)
Class D	(31,135)	(462,986)	—	—	(122,129)	(1,935,792)	—	—
Class P	(2,429)	(36,506)	—	—	(337,169)	(5,347,294)	—	—
Institutional Class	(59,964)	(896,485)	(34,655)	(493,512)	(513,355)	(8,137,559)	(37)	(564)
Net increase (decrease) resulting from Fund share transactions	(1,776)	$(14,137)	451,774	$6,887,354	12,553,450	$198,514,892	310,625	$4,734,058

*	Actual amount rounds to less than one share.
**	Commencement of operations.
†	Inclusive of shares sold to AAM subsequent to commencement of the Fund’s operations.
††	See Note 12(a) in the Notes to Financial Statements.

11.	INVESTMENTS BY AFFILIATES AND INVESTMENTS IN AFFILIATES

At November 30, 2012, AAM held 5% or more of the outstanding shares of the following Funds:

Approximate Ownership
AGI Solutions 2015	26%
AGI Solutions 2020	30%
AGI Solutions 2025	31%
AGI Solutions 2030	18%
AGI Solutions 2035	34%
AGI Solutions 2040	38%
AGI Solutions 2045	62%
AGI Solutions 2050	56%
AGI Solutions 2055	97%
AGI Solutions Global Growth Allocation	69%
AGI Solutions Retirement Income	16%
AGIC Focused Opportunity	79%
AGI Global Managed Volatility	15%
F&T Behavioral Advantage Large Cap	74%
NFJ International Small-Cap Value	74%
NFJ International Value II	76%
RCM China Equity	85%
RCM Redwood	31%

214	Allianz Multi-Strategy Funds Annual Report	11.30.12

An affiliate includes any company in which a Sub-Adviser owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earning from these affiliated issuers during the year ended November 30, 2012:

RCM China Equity

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
China Everbright International Ltd.	$128,535	$21,289	$17,498	$22,529	$158,064	$2,470	$3,659
Digital China Holdings Ltd.	137,871	21,303	—	4,468	163,072	5,029	—
Natural Beauty Bio-Technology Ltd.	34,736	20,790	—	(38,622)	36,119	3,157	—
Zhuzhou CSR Times Electric Co., Ltd.	67,720	—	—	464	87,521	1,379	—
Totals	$368,862	$63,382	$17,498	$(11,161)	$444,776	$12,035	$3,659

RCM Global Water

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
China Everbright International Ltd.	$251,783	$699,485	$—	$(31,804)	$893,323	$13,344	$—
Rotork PLC	—	1,106,565	—	86,325	1,192,890	—	—
Totals	$251,783	$1,806,050	$—	$54,521	$2,086,213	$13,344	$—

RCM International Small-Cap

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
Aareal Bank AG	$—	$1,160,897	$33,864	$47,632	$1,171,054	$—	$(3,611)
Aveva Group PLC	—	1,260,739	66,371	201,152	1,399,640	—	4,120
Bechtle AG	—	941,078	45,844	(25,033)	870,688	—	487
China Everbright International Ltd.	—	1,678,013	—	(109,239)	1,568,774	11,225	—
Elekta AB	—	1,399,963	410,856	265,968	1,293,140	19,286	38,065
Interroll Holding AG	—	2,022,479	106,173	153,178	2,078,534	—	9,050
Pfeiffer Vacuum Technology AG	—	1,719,377	95,323	389,819	2,024,405	—	10,532
Rotork PLC	2,672,963	—	1,588,102	659,615	1,992,127	54,279	382,131
SimCorp A/S	—	1,334,389	80,973	471,705	1,741,253	—	16,132
Totals	$2,672,963	$11,516,935	$2,427,506	$2,054,797	$14,139,615	$84,790	$456,906

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at November 30, 2012. The percents and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

RCM China Equity:

Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
China Everbright International Ltd.	6.41%	$158,064	3.88%
Digital China Holdings Ltd.	9.35%	163,072	4.01%
Natural Beauty Bio-Technology Ltd.	6.08%	36,119	0.89%
Zhuzhou CSR Times Electric Co., Ltd.	5.48%	87,521	2.15%
Totals		$444,776	10.93%

RCM Global Water:

Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
China Everbright International Ltd.	6.41%	$893,323	0.80%
Rotork PLC	5.27%	1,192,890	1.07%
Totals		$2,086,213	1.87%

11.30.12	Allianz Multi-Strategy Funds Annual Report	215

Notes to Financial Statements  (Cont.)

November 30, 2012

RCM International Small-Cap:

Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	6.31%	$1,171,054	0.97%
Aveva Group PLC	6.38%	1,399,640	1.16%
Bechtle AG	5.35%	870,688	0.72%
China Everbright International Ltd.	6.41%	1,568,774	1.30%
Elekta AB	6.23%	1,293,140	1.07%
Interroll Holding AG	7.66%	2,078,534	1.72%
Pfeiffer Vacuum Technology AG	7.49%	2,024,405	1.68%
Rotork PLC	5.27%	1,992,127	1.65%
SimCorp A/S	11.37%	1,741,253	1.44%
Totals		$14,139,615	11.71%

The tables below show the transactions in and earnings from affiliates for the period or year ended November 30, 2012:

AGI Solutions 2015:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$117,716	$59,524	$97,385	$11,829	$88,967	$969	$2,896
AGIC Income & Growth	408,791	478,515	179,086	57,914	708,818	15,266	(4,000)
AGIC International Managed Volatility	120,253	—	116,902	—	—	—	(5,831)
AGIC Opportunity	165,223	25,421	197,494	—	—	—	5,478
AGIC U.S. Managed Volatility	—	300,845	37,116	3,559	266,939	—	(349)
NFJ Dividend Value	412,253	452,618	293,250	82,085	619,542	13,507	1,309
NFJ International Value	231,759	174,313	157,896	18,230	267,507	3,716	(15,140)
NFJ Mid-Cap Value	75,537	246,413	135,835	10,175	193,553	822	635
NFJ Small-Cap Value	180,139	8,410	—	47,455	196,803	3,404	—
RCM Global Commodity Equity	199,494	128,007	150,521	25,477	177,999	—	9,294
RCM Large-Cap Growth	159,065	—	156,537	—	—	—	6,964
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	398,167	154,530	21,312	266,914	—	1,965
AGIC U.S. Emerging Growth	209,411	133,187	166,524	18,129	178,466	—	10,245
NFJ Global Dividend Value	312,881	368,375	165,030	25,366	532,280	8,749	(4,890)
RCM Disciplined Equity	465,944	212,914	524,325	53,748	177,420	3,035	23,753
RCM International Small-Cap	78,648	3,451	85,565	—	—	—	29,959
RCM Short Duration High Income	—	412,800	64,112	5,159	353,792	8,809	(55)
PIMCO Funds:
1-5 Year U.S. TIPS Index	1,495,515	489,632	1,010,570	14,811	983,287	8,305	11,788
CommoditiesPLUS Strategy	199,027	205,114	221,105	3,345	178,875	188	(39,204)
Commodity RealReturn Strategy	—	686,683	133,010	(10,083)	530,120	42,608	(13,470)
Floating Income	249,991	214,611	127,142	4,370	355,047	10,482	(4,411)
Foreign Bond (U.S. Dollar-Hedged)	397,220	789,124	202,815	66,174	1,026,478	19,146	830
Income	301,605	1,477,549	263,222	119,052	1,597,854	43,198	310
Long-Term U.S. Government	—	401,713	55,805	6,749	352,756	1,833	99
Real Return	2,321,102	4,486,908	1,507,377	508,506	5,479,925	77,728	(1,470)
RealEstateRealReturn Strategy	—	108,041	23,287	4,348	89,388	8,288	286
Short-Term	1,108,651	1,028,342	1,332,815	23,127	813,284	8,853	(4,995)
Total Return	402,066	456,177	360,561	41,894	531,816	17,943	8,202
Totals	$9,612,291	$13,746,854	$7,919,817	$1,162,731	$15,967,830	$296,849	$20,198

216	Allianz Multi-Strategy Funds Annual Report	11.30.12

AGI Solutions 2020:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$95,166	$104,837	$54,500	$30,005	$156,511	$859	$3,403
AGIC Income & Growth	256,182	427,567	56,193	39,729	623,410	10,597	(2,864)
AGIC International Managed Volatility	96,371	—	93,309	—	—	—	(7,298)
AGIC Opportunity	126,768	52,127	183,391	—	—	—	(6,314)
AGIC U.S. Managed Volatility	—	330,320	18,540	1,276	313,040	—	(16)
NFJ Dividend Value	322,080	406,564	181,311	54,490	576,057	9,835	(2,031)
NFJ International Value	161,294	143,937	82,129	6,326	235,297	2,521	(9,983)
NFJ Mid-Cap Value	63,261	256,899	32,966	8,129	295,861	1,001	987
NFJ Small-Cap Value	100,407	4,688	—	34,371	109,696	1,897	—
RCM Global Commodity Equity	130,095	105,909	79,094	19,250	156,579	—	8,005
RCM Large-Cap Growth	97,713	7,604	110,387	—	—	127	5,875
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	316,742	82,781	15,455	250,409	—	993
AGIC U.S. Emerging Growth	130,407	173,299	67,069	12,394	235,461	—	(5,607)
NFJ Global Dividend Value	304,351	392,835	127,392	14,798	577,422	7,471	(10,459)
RCM Disciplined Equity	304,655	169,824	331,650	43,963	156,048	1,918	7,712
RCM International Small-Cap	96,736	36,090	140,960	—	—	415	41,107
RCM Short Duration High Income	—	416,144	31,293	4,080	388,955	7,875	24
PIMCO Funds:
1-5 Year U.S. TIPS Index	766,230	361,210	526,507	6,343	605,599	4,216	9,787
CommoditiesPLUS Strategy	213,170	267,822	158,381	(3,456)	314,678	4,658	(44,704)
Commodity RealReturn Strategy	—	523,423	38,322	(16,139)	466,258	28,181	(2,704)
Floating Income	188,733	249,928	62,706	3,442	390,298	9,350	(1,928)
Foreign Bond (U.S. Dollar-Hedged)	252,125	700,671	95,375	50,874	887,222	12,862	763
Income	190,210	1,270,336	139,681	83,178	1,373,997	28,820	1,536
Long-Term U.S. Government	—	319,886	16,209	6,707	310,262	1,542	(122)
Real Return	1,311,596	3,719,164	753,804	334,561	4,400,634	48,997	1,367
RealEstateRealReturn Strategy	—	262,519	30,436	3,386	235,815	15,773	346
Short-Term	637,957	844,940	789,599	15,007	699,727	5,910	(2,029)
Total Return	189,647	334,761	231,498	19,862	311,802	9,988	9,155
Totals	$6,035,154	$12,200,046	$4,515,483	$788,031	$14,071,038	$214,813	$(4,999)

AGI Solutions 2025:

	Market Value 12/19/2011*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$190,310	$39,657	$11,809	$165,069	$600	$2,607
AGIC Income & Growth	—	481,172	41,233	(2,117)	437,458	5,728	(364)
AGIC Opportunity	—	94,994	94,620	—	—	—	(374)
AGIC U.S. Managed Volatility	—	236,338	15,443	(408)	220,331	—	(156)
NFJ Dividend Value	—	516,673	125,521	14,097	406,807	5,561	1,558
NFJ International Value	—	239,696	32,532	13,082	221,061	1,846	815
NFJ Mid-Cap Value	—	347,588	29,922	12,201	330,022	967	155
RCM Global Commodity Equity	—	176,497	37,698	3,627	142,119	—	(307)
RCM Large-Cap Growth	—	38,931	43,243	—	—	61	4,312
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	281,665	52,389	10,423	240,029	—	330
AGIC U.S. Emerging Growth	—	176,554	13,689	2,724	165,883	—	294
F&T Behavioral Advantage Large Cap	—	26,900	—	620	27,520	—	—
NFJ Global Dividend Value	—	514,182	63,382	9,492	460,825	4,825	533
RCM Disciplined Equity	—	346,700	133,301	7,750	219,330	917	(1,819)
RCM International Small-Cap	—	102,249	84,566	685	27,587	233	9,219
RCM Short Duration High Income	—	299,684	31,215	2,328	270,714	4,721	(83)
PIMCO Funds:
1-5 Year U.S. TIPS Index	—	400,776	292,490	272	111,413	977	2,855
CommoditiesPLUS Strategy	—	295,484	81,493	2,958	216,882	4,410	(67)
Commodity RealReturn Strategy	—	508,957	64,233	(9,781)	432,882	14,900	(2,061)
Floating Income	—	309,308	45,034	7,211	271,877	5,136	392
Foreign Bond (U.S. Dollar-Hedged)	—	625,375	77,740	15,385	563,193	6,690	173
Income	—	922,680	116,010	29,194	836,381	15,617	517
Long-Term U.S. Government	—	247,299	38,885	5,680	214,132	1,086	38
Real Return	—	3,469,115	542,916	80,568	3,006,967	25,005	200
RealEstateRealReturn Strategy	—	243,392	24,076	75	218,868	12,225	(523)
Short-Term	—	760,049	356,818	3,593	409,293	2,729	2,469
Total Return	—	301,301	147,249	4,426	162,156	4,662	3,678
Totals	—	$12,153,869	$2,625,355	$225,894	$9,778,799	$118,896	$24,391

11.30.12	Allianz Multi-Strategy Funds Annual Report	217

Notes to Financial Statements  (Cont.)

November 30, 2012

AGI Solutions 2030:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$220,725	$525,037	$102,335	$105,617	$680,939	$2,112	$2,504
AGIC Income & Growth	329,430	944,970	37,485	29,569	1,222,779	14,043	(3,564)
AGIC International Managed Volatility	165,948	157,593	117,009	7,516	217,545	3,416	(6,626)
AGIC Opportunity	294,819	233,879	515,133	—	—	—	(31,219)
AGIC U.S. Managed Volatility	—	562,831	14,533	(1,061)	546,915	—	(322)
NFJ Dividend Value	369,407	837,582	140,737	61,046	1,087,767	11,971	(4,155)
NFJ International Value	349,585	606,953	172,608	15,474	815,891	5,976	(19,513)
NFJ Mid-Cap Value	60,186	843,621	68,921	23,990	847,759	1,156	(1,011)
NFJ Small-Cap Value	219,440	10,245	—	77,039	239,739	4,146	—
RCM Global Commodity Equity	226,116	324,111	140,504	37,651	407,083	—	4,884
RCM Large-Cap Growth	146,623	14,424	166,209	—	—	148	2,593
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	652,972	47,989	22,385	627,593	—	225
AGIC U.S. Emerging Growth	184,955	330,949	104,319	40,260	406,982	—	(1,121)
F&T Behavioral Advantage Large Cap	—	272,923	2,449	1,494	271,868	—	(100)
NFJ Global Dividend Value	353,260	1,079,970	77,767	13,158	1,358,644	12,103	(3,676)
RCM Disciplined Equity	368,443	730,138	157,080	90,402	951,624	4,397	(1,824)
RCM International Small-Cap	200,305	231,728	183,278	39,871	272,225	1,052	35,256
RCM Short Duration High Income	—	703,049	29,259	6,426	680,163	10,957	(53)
PIMCO Funds:
1-5 Year U.S. TIPS Index	496,092	13,303	512,730	—	—	440	11,060
CommoditiesPLUS Strategy	292,492	758,285	224,348	(6,042)	817,399	15,573	(58,317)
Commodity RealReturn Strategy	—	1,184,712	60,536	(35,074)	1,083,795	33,809	(5,307)
Floating Income	256,812	608,416	69,455	8,212	818,283	15,510	(2,706)
Foreign Bond (U.S. Dollar-Hedged)	220,530	1,126,848	126,479	53,691	1,253,678	14,530	584
Income	147,881	1,859,236	106,568	70,310	1,966,905	36,001	450
Long-Term U.S. Government	—	569,652	35,739	9,431	543,251	2,662	(93)
Real Return	721,145	5,339,117	478,883	257,857	5,718,405	47,495	(895)
RealEstateRealReturn Strategy	—	585,033	49,211	10,292	546,478	27,403	364
Short-Term	1,301,866	1,120,363	1,552,030	4,987	870,367	6,362	(13,967)
Total Return	147,441	474,060	366,765	13,033	272,753	9,562	12,976
Totals	$7,073,501	$22,702,000	$5,660,359	$957,534	$24,526,830	$280,824	$(83,573)

AGI Solutions 2035:

	Market Value 12/19/2011*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$327,586	$42,157	$21,936	$310,269	$1,049	$2,904
AGIC Income & Growth	—	494,588	11,160	(3,016)	480,047	6,078	(365)
AGIC International Managed Volatility	—	203,667	93,895	10,565	122,563	2,088	2,226
AGIC Opportunity	—	282,110	120,413	2,238	158,383	—	(5,552)
AGIC U.S. Managed Volatility	—	260,564	3,649	2,628	259,527	241	(16)
NFJ Dividend Value	—	566,266	68,678	17,839	516,464	7,010	1,037
NFJ International Value	—	421,251	32,223	24,632	414,559	3,401	899
NFJ Mid-Cap Value	—	479,348	38,302	23,548	465,014	2,211	420
RCM Global Commodity Equity	—	219,249	36,997	4,323	186,220	—	(355)
RCM Large-Cap Growth	—	47,824	52,532	—	—	63	4,708
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	264,888	18,767	10,267	256,555	—	167
AGIC U.S. Emerging Growth	—	210,305	6,626	3,352	207,265	—	234
F&T Behavioral Advantage Large Cap	—	77,785	523	138	77,401	—	1
NFJ Global Dividend Value	—	590,306	35,415	11,356	567,359	5,832	1,112
RCM Disciplined Equity	—	514,767	117,297	12,577	410,859	2,031	812
RCM International Small-Cap	—	196,241	84,598	11,063	129,144	599	6,438
RCM Short Duration High Income	—	261,778	11,129	2,030	252,648	4,434	(31)
PIMCO Funds:
1-5 Year U.S. TIPS Index	—	151,994	153,493	—	—	—	1,499
CommoditiesPLUS Strategy	—	481,739	64,922	(837)	414,787	6,668	(1,193)
Commodity RealReturn Strategy	—	444,371	20,118	(13,136)	410,694	14,616	(423)
Floating Income	—	372,681	27,869	9,478	354,607	6,840	317
Foreign Bond (U.S. Dollar-Hedged)	—	436,556	30,550	8,633	414,765	3,688	126
Income	—	712,318	52,798	19,744	679,781	10,854	517
Long-Term U.S. Government	—	212,509	18,030	4,935	199,658	997	244
Real Return	—	1,579,968	116,681	42,601	1,506,601	13,522	713
RealEstateRealReturn Strategy	—	246,489	48,186	917	201,935	13,946	2,715
Short-Term	—	524,715	277,317	2,074	251,990	1,928	2,518
Total Return	—	233,937	138,945	2,577	100,975	3,221	3,406
Totals	—	$10,815,800	$1,723,270	$232,462	$9,350,070	$111,317	$25,078

218	Allianz Multi-Strategy Funds Annual Report	11.30.12

AGI Solutions 2040:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$242,185	$253,813	$58,833	$111,932	$467,286	$2,201	$(238)
AGIC Income & Growth	318,509	432,825	14,169	61,658	732,911	12,990	(1,444)
AGIC International Managed Volatility	228,259	216,106	131,241	12,644	334,156	5,312	(6,335)
AGIC Opportunity	301,434	190,325	343,697	7,831	135,837	—	(37,898)
AGIC U.S. Managed Volatility	115,930	229,042	12,763	39,890	335,830	894	(220)
NFJ Dividend Value	379,829	431,652	51,728	92,103	799,879	13,622	(12)
NFJ International Value	391,744	313,912	150,154	10,961	588,865	6,801	(21,484)
NFJ Mid-Cap Value	74,483	339,646	26,235	23,927	399,275	1,100	(189)
NFJ Small-Cap Value	245,608	11,467	—	92,592	268,329	4,641	—
RCM Global Commodity Equity	201,889	148,241	83,278	38,365	266,534	—	6,462
RCM Large-Cap Growth	116,001	9,564	132,982	—	—	170	3,029
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	323,800	8,199	19,124	334,683	—	(42)
AGIC U.S. Emerging Growth	163,810	172,775	37,593	43,840	295,406	—	(6,697)
F&T Behavioral Advantage Large Cap	—	166,091	—	1,192	167,283	—	—
NFJ Global Dividend Value	331,815	410,977	22,976	23,621	731,177	10,212	(2,032)
RCM Disciplined Equity	378,839	361,067	93,942	120,264	666,277	4,471	(1,197)
RCM International Small-Cap	209,364	193,398	130,286	61,349	300,955	1,601	24,845
RCM Short Duration High Income	—	341,952	14,005	4,221	332,122	7,175	(46)
PIMCO Funds:
1-5 Year U.S. TIPS Index	188,796	—	189,183	—	—	167	3,273
CommoditiesPLUS Strategy	375,971	503,954	270,355	(13,361)	601,033	20,213	(72,197)
Commodity RealReturn Strategy	—	649,249	29,164	(20,342)	597,287	22,585	(2,456)
Floating Income	290,257	309,839	89,974	6,810	533,184	14,895	(1,934)
Foreign Bond (U.S. Dollar-Hedged)	—	494,364	20,904	6,003	479,549	2,104	86
Income	—	853,554	35,534	21,419	839,573	9,792	134
Long-Term U.S. Government	—	280,035	19,406	4,536	265,444	1,342	279
Real Return	—	1,052,040	155,939	37,092	933,808	12,002	615
RealEstateRealReturn Strategy	—	286,178	31,232	10,870	267,190	21,329	1,374
Short-Term	863,498	455,547	1,041,072	3,161	278,483	3,907	(7,936)
Total Return	—	409,020	286,889	3,965	133,182	5,381	7,086
Totals	$5,418,221	$9,840,433	$3,481,733	$825,667	$12,085,538	$184,907	$(115,174)

AGI Solutions 2045:

	Market Value 12/19/2011*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$217,507	$39,988	$21,270	$201,866	$1,199	$3,077
AGIC Income & Growth	—	325,619	17,366	3,657	311,254	6,327	(656)
AGIC International Managed Volatility	—	209,443	70,266	18,124	158,774	3,607	1,473
AGIC Opportunity	—	231,034	89,628	6,843	146,685	—	(1,564)
AGIC U.S. Managed Volatility	—	173,096	8,234	7,566	172,232	482	(196)
NFJ Dividend Value	—	365,188	48,588	27,655	344,176	7,085	(79)
NFJ International Value	—	276,116	29,567	28,618	275,893	3,809	726
NFJ Mid-Cap Value	—	325,620	69,973	31,141	286,475	2,764	(313)
RCM Global Commodity Equity	—	152,023	33,203	7,430	126,031	—	(219)
RCM Large-Cap Growth	—	31,889	36,015	—	—	62	4,126
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	172,419	12,226	10,806	170,973	—	(26)
AGIC U.S. Emerging Growth	—	143,665	8,168	8,160	143,975	—	318
F&T Behavioral Advantage Large Cap	—	73,109	1,211	(141)	71,708	—	(49)
NFJ Global Dividend Value	—	349,368	25,826	19,329	343,394	5,704	523
RCM Disciplined Equity	—	341,785	79,017	22,106	285,251	2,399	377
RCM International Small-Cap	—	181,466	76,057	17,023	129,182	1,025	6,750
RCM Short Duration High Income	—	151,332	13,667	1,962	139,613	3,475	(14)
PIMCO Funds:
CommoditiesPLUS Strategy	—	369,367	85,893	3,736	286,764	10,839	(446)
Commodity RealReturn Strategy	—	318,315	26,573	(7,818)	282,844	18,209	(1,080)
Floating Income	—	275,562	35,053	11,786	252,526	7,241	231
Foreign Bond (U.S. Dollar-Hedged)	—	192,876	10,914	2,472	184,478	849	44
Income	—	339,421	23,649	9,584	325,457	4,119	101
Long-Term U.S. Government	—	121,754	14,727	2,236	109,407	592	144
Real Return	—	291,805	122,512	7,430	178,041	3,159	1,318
RealEstateRealReturn Strategy	—	168,864	65,839	5,144	111,823	13,027	3,654
Short-Term	—	271,410	191,900	1,016	82,855	1,268	2,329
Total Return	—	174,480	151,564	880	27,668	2,346	3,872
Totals	—	$6,244,533	$1,387,624	$268,015	$5,149,345	$99,587	$24,421

11.30.12	Allianz Multi-Strategy Funds Annual Report	219

Notes to Financial Statements  (Cont.)

November 30, 2012

AGI Solutions 2050:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$254,129	$162,385	$65,225	$111,455	$378,956	$2,368	$1,004
AGIC Income & Growth	330,365	272,593	55,969	70,907	547,567	12,180	(1,988)
AGIC International Managed Volatility	252,113	104,631	102,148	12,240	275,773	6,737	(7,121)
AGIC Opportunity	340,287	159,403	238,819	4,007	258,127	—	(27,730)
AGIC U.S. Managed Volatility	110,221	188,122	31,029	37,861	270,130	854	80
NFJ Dividend Value	388,945	236,413	87,015	99,664	583,455	12,887	664
NFJ International Value	391,291	182,987	140,755	10,962	468,890	6,955	(17,983)
NFJ Mid-Cap Value	69,977	194,685	60,084	20,640	214,919	1,053	580
NFJ Small-Cap Value	267,345	12,481	—	101,061	292,076	5,052	—
RCM Global Commodity Equity	224,572	99,666	94,736	43,408	230,151	—	2,069
RCM Large-Cap Growth	110,299	9,120	123,949	—	—	108	267
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	290,603	35,128	18,357	273,814	—	(18)
AGIC U.S. Emerging Growth	166,852	137,465	34,961	45,628	269,811	—	(4,465)
F&T Behavioral Advantage Large Cap	—	115,582	—	(187)	115,395	—	—
NFJ Global Dividend Value	332,095	252,095	55,757	26,413	545,455	9,870	(1,167)
RCM Disciplined Equity	387,915	169,599	89,640	123,771	493,555	4,591	588
RCM International Small-Cap	223,015	114,001	117,448	82,942	254,090	2,218	11,310
RCM Short Duration High Income	—	246,281	23,469	3,731	226,540	5,991	(3)
PIMCO Funds:
CommoditiesPLUS Strategy	385,019	347,857	257,549	(12,564)	466,456	19,014	(71,240)
Commodity RealReturn Strategy	—	538,518	52,284	(15,480)	464,102	31,717	(6,652)
Floating Income	275,970	193,094	77,201	6,660	413,519	13,389	(2,781)
Foreign Bond (U.S. Dollar-Hedged)	—	281,479	—	3,729	285,208	1,272	—
Income	—	503,501	10,114	15,535	508,989	6,344	67
Long-Term U.S. Government	—	188,360	5,004	2,668	186,032	948	8
Real Return	—	196,776	199,165	—	—	1,228	2,389
RealEstateRealReturn Strategy	—	201,798	34,483	12,252	180,691	18,269	1,124
Short-Term	642,366	207,724	714,867	1,404	135,200	2,659	(4,984)
Total Return	—	350,868	315,075	1,622	45,232	4,446	7,817
Totals	$5,152,776	$5,958,087	$3,021,874	$828,686	$8,384,133	$170,150	$(118,165)

AGI Solutions 2055:

	Market Value 12/19/2011*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	—	$151,028	$24,999	$21,481	$150,516	$1,349	$3,006
AGIC Income & Growth	—	214,922	4,394	7,066	217,407	6,110	(187)
AGIC International Managed Volatility	—	134,156	43,763	14,173	109,297	3,797	4,731
AGIC Opportunity	—	165,398	65,744	6,748	112,230	(110)	5,828
AGIC U.S. Managed Volatility	—	104,291	4,785	7,749	107,216	482	(39)
NFJ Dividend Value	—	229,784	31,557	30,719	231,665	6,882	2,719
NFJ International Value	—	170,010	13,879	28,961	186,224	3,762	1,132
NFJ Mid-Cap Value	—	192,729	23,664	28,821	200,631	2,810	2,745
RCM Global Commodity Equity	—	101,425	19,624	7,927	91,407	—	1,679
RCM Large-Cap Growth	—	31,129	35,238	—	—	61	4,109
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	105,965	7,123	9,847	108,708	—	19
AGIC U.S. Emerging Growth	—	101,365	6,203	11,396	107,141	(157)	583
F&T Behavioral Advantage Large Cap	—	45,815	—	(97)	45,718	—	—
NFJ Global Dividend Value	—	207,461	13,994	22,286	216,610	5,241	857
RCM Disciplined Equity	—	222,901	55,079	22,153	195,968	2,620	5,993
RCM International Small-Cap	—	136,914	62,612	16,737	100,670	1,204	9,631
RCM Short Duration High Income	—	94,008	6,421	1,901	89,479	2,973	(9)
PIMCO Funds:
CommoditiesPLUS Strategy	—	244,126	67,438	5,728	182,981	10,762	565
Commodity RealReturn Strategy	—	191,712	5,197	(4,570)	181,696	17,512	(249)
Floating Income	—	176,665	24,231	11,446	164,198	6,457	318
Foreign Bond (U.S. Dollar-Hedged)	—	111,572	1,497	1,558	111,638	519	5
Income	—	194,599	1,502	7,479	200,583	2,734	7
Long-Term U.S. Government	—	78,170	7,571	917	71,558	391	42
Real Return	—	100,160	101,182	—	—	660	1,022
RealEstateRealReturn Strategy	—	120,790	60,566	7,028	71,291	11,917	4,039
Short-Term	—	225,996	174,784	895	54,301	1,143	2,194
Total Return	—	158,264	144,859	791	18,043	2,270	3,847
Totals	—	$4,011,355	$1,007,906	$269,140	$3,327,176	$91,389	$54,587

220	Allianz Multi-Strategy Funds Annual Report	11.30.12

AGI Solutions Global Allocation:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$7,258,451	$2,325,644	$2,884,408	$2,280,236	$7,376,884	$70,712	$350,334
AGIC Income & Growth	7,571,983	639,788	2,018,513	944,468	6,253,644	212,102	180,866
AGIC International Managed Volatility	8,633,917	1,396,596	4,541,681	962,645	6,242,167	255,487	32,359
AGIC Opportunity	7,433,793	1,045,005	7,121,527	723,138	1,519,079	—	1,124,184
AGIC U.S. Managed Volatility	2,166,343	2,672,610	601,626	680,326	4,332,195	16,253	8,468
NFJ Dividend Value	5,459,330	3,576,571	1,177,472	837,955	8,389,558	155,575	104,593
NFJ International Value	14,121,571	1,429,844	3,547,907	389,774	13,662,070	306,959	(236,736)
NFJ Large Cap Value	4,340,098	183,042	5,101,460	—	—	106,074	1,376,234
NFJ Mid-Cap Value	2,678,797	120,107	2,377,409	216,694	486,171	21,585	849,349
NFJ Small-Cap Value	6,013,123	280,730	—	2,508,414	6,569,371	113,621	—
RCM Global Commodity Equity	8,724,654	1,312,210	3,843,673	1,292,154	6,309,200	—	490,176
RCM Large-Cap Growth	7,496,097	49,942	7,848,965	—	—	8,249	1,786,260
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	8,542,823	1,201,449	725,949	8,091,061	—	23,738
AGIC U.S. Emerging Growth	7,648,836	1,051,892	3,504,251	1,413,924	5,270,835	—	544,278
F&T Behavioral Advantage Large Cap	—	2,645,650	17,226	(6,168)	2,622,397	—	141
NFJ Global Dividend Value	9,787,057	3,315,436	2,169,705	861,480	11,510,232	271,963	68,125
RCM Disciplined Equity	8,710,241	646,582	3,568,702	1,789,517	6,243,274	87,408	497,443
RCM International Small-Cap	7,081,374	949,769	5,123,559	1,249,268	3,829,986	50,543	1,622,725
RCM Short Duration High Income	—	5,639,594	596,665	104,115	5,147,853	183,198	809
PIMCO Funds:
0-5 Year High Yield Corporate Bond Index	326,978	—	329,998	—	—	—	5,377
1-5 Year U.S. TIPS Index	21,284,459	—	21,424,127	—	—	72,181	288,603
CommoditiesPLUS Strategy	3,456,973	1,516,699	1,802,467	(238,320)	3,119,003	143,353	(555,339)
Commodity RealReturn Strategy	—	5,236,405	836,895	(199,308)	4,107,462	579,129	(92,740)
Floating Income	9,580,005	545,980	3,527,492	70,922	7,237,916	346,092	(192,462)
Foreign Bond (U.S. Dollar-Hedged)	8,340,909	7,989,770	2,832,463	1,648,859	14,460,739	504,605	19,770
Income	7,371,833	16,253,411	3,862,713	1,814,329	21,677,010	1,029,283	41,385
Long-Term U.S. Government	—	4,288,154	294,897	44,695	4,043,179	22,524	5,227
Real Return	—	12,440,402	1,884,531	516,886	11,094,070	136,475	21,313
Short-Term	33,308,970	14,712,086	36,831,263	181,966	11,273,799	180,585	(332,480)
Total Return	7,295,261	9,490,230	5,290,544	1,215,310	12,334,167	424,724	84,987
Totals	$206,091,053	$110,296,972	$136,163,588	$22,029,228	$193,203,322	$5,298,680	$8,116,987

AGI Solutions Global Growth Allocation:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$358,901	$188,723	$147,918	$139,118	$444,151	$4,017	$767
AGIC Income & Growth	321,912	95,371	54,792	56,138	366,281	10,528	364
AGIC International Managed Volatility	363,685	128,084	306,841	13,347	219,077	10,416	(9,308)
AGIC Opportunity	431,779	75,671	287,452	10,320	227,348	—	(25,871)
AGIC U.S. Managed Volatility	147,767	78,522	38,560	46,242	190,333	1,072	1,667
NFJ Dividend Value	513,434	55,408	180,151	135,934	442,903	13,628	12,573
NFJ International Value	587,403	211,499	184,513	29,582	698,834	14,363	(9,799)
NFJ Mid-Cap Value	105,561	52,236	131,489	8,220	33,196	995	12,742
NFJ Small-Cap Value	376,665	17,585	—	144,418	411,509	7,117	—
RCM Global Commodity Equity	330,749	50,471	129,427	56,477	254,362	—	6,622
RCM Large-Cap Growth	258,768	5,214	273,190	—	—	270	(470)
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	317,226	57,414	25,305	285,616	—	499
AGIC U.S. Emerging Growth	223,658	43,933	52,573	89,672	217,669	—	4,745
F&T Behavioral Advantage Large Cap	—	93,963	1,085	(234)	92,616	—	(28)
NFJ Global Dividend Value	511,509	133,040	120,621	34,637	551,939	12,945	(3,681)
RCM Disciplined Equity	513,820	66,196	208,769	113,027	405,317	5,318	14,874
RCM International Small-Cap	360,609	53,511	221,422	99,264	240,635	3,042	31,251
RCM Short Duration High Income	—	215,626	73,895	3,172	145,130	5,516	227
PIMCO Funds:
CommoditiesPLUS Strategy	214,388	65,370	92,597	(17,182)	183,674	9,511	(26,420)
Commodity RealReturn Strategy	—	282,575	51,753	(7,214)	218,354	30,126	(5,254)
Floating Income	425,766	45,632	297,031	6,865	197,992	13,038	(11,004)
Foreign Bond (U.S. Dollar-Hedged)	—	307,877	59,493	10,744	260,242	6,134	1,114
Income	—	560,278	71,657	31,555	521,375	15,585	1,199
Long-Term U.S. Government	—	159,888	10,198	1,641	151,333	818	2
Short-Term	772,985	8,604	775,232	—	—	766	(10,615)
Totals	$6,819,359	$3,312,503	$3,828,073	$1,031,048	$6,759,886	$165,205	$(13,804)

11.30.12	Allianz Multi-Strategy Funds Annual Report	221

Notes to Financial Statements  (Cont.)

November 30, 2012

AGI Solutions Retirement Income:

	Market Value 11/30/2011	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2012	Dividend Income	Net Realized Gain(Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$122,726	$125,688	$116,980	$18,429	$151,420	$1,531	$1,742
AGIC Income & Growth	613,325	679,065	108,522	48,387	1,185,640	25,556	(7,000)
AGIC International Managed Volatility	177,860	3,831	176,706	—	—	—	(10,534)
AGIC Opportunity	231,625	50,275	290,955	—	—	—	5,856
AGIC U.S. Managed Volatility	—	461,727	16,960	5,128	450,207	—	312
NFJ Dividend Value	623,707	668,696	329,724	115,232	1,046,435	22,814	4,859
NFJ International Value	316,457	165,836	202,366	28,072	299,793	4,313	(23,599)
NFJ Mid-Cap Value	18,963	237,551	63,975	5,259	196,717	27	497
NFJ Small-Cap Value	224,668	10,489	—	47,751	245,452	4,245	—
RCM Global Commodity Equity	306,714	187,999	195,101	28,904	301,005	—	(1,981)
RCM Large-Cap Growth	227,741	12,780	237,427	—	—	—	15,507
Allianz Funds Multi-Strategy Trust:
AGIC Global Managed Volatility	—	598,502	188,912	35,822	449,151	—	3,739
AGIC U.S. Emerging Growth	235,798	188,414	124,769	19,320	302,787	—	(5,447)
NFJ Global Dividend Value	470,431	551,427	155,622	40,403	894,213	15,348	(5,224)
RCM Disciplined Equity	535,239	376,419	656,354	60,751	299,848	5,719	34,348
RCM International Small-Cap	72,835	—	72,529	—	—	—	16,649
RCM Short Duration High Income	—	615,038	38,414	9,398	586,149	15,456	127
PIMCO Funds:
1-5 Year U.S. TIPS Index	2,166,731	700,657	1,138,511	30,656	1,745,967	14,820	6,237
CommoditiesPLUS Strategy	232,105	323,589	253,021	5,239	301,215	304	(37,429)
Commodity RealReturn Strategy	—	885,900	109,756	(21,010)	742,929	59,209	(12,205)
Floating Income	227,589	162,919	114,249	8,755	293,788	9,665	(4,340)
Foreign Bond (U.S. Dollar-Hedged)	623,279	1,332,197	126,168	94,544	1,907,054	34,122	1,325
Income	629,872	2,385,266	371,714	198,563	2,795,654	81,093	(1,243)
Long-Term U.S. Government	—	655,319	56,994	10,385	608,515	3,079	(195)
Real Return	4,157,040	6,993,776	2,256,890	758,556	9,245,645	143,638	(2,213)
RealEstateRealReturn Strategy	—	159,194	24,045	8,310	144,450	14,024	991
Short-Term	1,922,549	1,872,131	2,328,534	37,982	1,486,946	17,630	(9,534)
Total Return	624,752	755,330	562,093	61,501	879,301	31,814	12,037
Totals	$14,762,006	$21,160,015	$10,317,291	$1,656,337	$26,560,281	$504,407	$(16,718)

*	Commencement of operations.

12.	FUND EVENTS

(a) Reorganization

Prior to the opening of business on February 27, 2012, Allianz RCM Global Water Fund (the “Survivor Fund”) acquired all assets and liabilities of Allianz RCM Global EcoTrendsSM Fund (the “Target Fund”). The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of shares of the Target Fund, valued at $35,766,152 in total, for shares of the Survivor Fund as follows:

	Shares of Target Fund	Shares of Survivor Fund
Class A	1,489,283	2,987,721
Class C	241,552	480,744
Class D	15,843	31,837
Class P	100,556	202,617
Institutional Class	6,191	12,597

The investment portfolio of the Target Fund, with a market value of $33,330,151 and identified cost of $33,338,052 at February 24, 2012, was the principal asset acquired by the Survivor Fund. For financial reporting purposes, assets received and shares issued by the Survivor Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Survivor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, the Survivor Fund’s net assets were $73,746,391. The Target Fund’s net unrealized depreciation of investments at acquisition date was $7,901.

See Note 10 in the Notes to Financial Statements for the changes in shares outstanding for the Survivor Fund during the year ended November 30, 2012.

(b) Sub-Adviser Change

On July 11, 2012, shareholders of Allianz AGIC International Growth Opportunities approved a change in the Fund’s sub-adviser that took effect on July 13, 2012. RCM and Allianz Global Investors Europe GmbH (“AGI Europe”) assumed the roles of sub-adviser and portfolio manager, respectively. The Fund changed its name to Allianz RCM International Small-Cap and adopted a new non-fundamental investment policy to invest at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. Related changes were made to the Fund’s benchmark and portfolio managers.

Effective September 4, 2012, the portfolio management agreement between RCM and AGI Europe terminated. RCM assumed AGI Europe’s responsibilities for the day-to-day management of RCM Global Water and RCM International Small-Cap.

(c) New Funds

On December 1, 2011, Allianz NFJ International Value II Fund commenced operations as a series of the Trust, offering Class A, C, D, P and Institutional Class shares.

On December 19, 2011, Allianz Global Investors Solutions 2025, Allianz Global Investors Solutions 2035, Allianz Global Investors Solutions 2045 and

222	Allianz Multi-Strategy Funds Annual Report	11.30.12

Allianz Global Investors Solutions 2055 each commenced operations as a series of the Trust, with each Fund offering Class A, P, R, Institutional and Administrative Class shares.

On December 19, 2011, Allianz AGIC Global Managed Volatility commenced operations as a series of the Trust, offering Class A, C, D, P and Institutional Class shares.

On June 1, 2012, Allianz NFJ International Small-Cap Value commenced operations as a series of the Trust, offering Class A, C, D, P and Institutional Class shares.

(d) Fund Liquidations

On May 21, 2012, Allianz AGIC International Growth Fund liquidated as a series of the Trust.

On June 22, 2012, Allianz RCM All Alpha Fund liquidated as a series of the Trust.

(e) New Share Classes

On December 19, 2011, Allianz AGIC Micro Cap and Allianz AGIC Ultra Micro Cap began offering Class A shares.

13.	SUBSEQUENT EVENTS

The following Funds commenced operations as series of the Trust, each offering Class A, C, D, P and Institutional Class shares:

Commencement Date	Fund Name
December 3, 2012	AllianzGI Structured Alpha Fund
December 3, 2012	AllianzGI U.S. Equity Hedged Fund
December 17, 2012	AllianzGI Dynamic Emerging Multi-Asset Fund
December 17, 2012	AllianzGI Multi-Asset Real Return Fund
December 18, 2012	AllianzGI NFJ Emerging Markets Value Fund

The investment objective of AllianzGI Dynamic Emerging Multi-Asset and AllianzGI NFJ Emerging Markets Value is to seek long-term capital appreciation. The investment objective of AllianzGI Multi-Asset Real Return is to seek long-term capital appreciation emphasizing inflation-adjusted returns. The investment objective of AllianzGI Structured Alpha is to seek to generate attractive risk-adjusted absolute returns through a complete market cycle. The investment objective of AllianzGI U.S. Equity Hedged is to seek capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

On December 12, 2012, as a result of a trading error RCM China Equity recorded a receivable of $34,320 ($0.12 per share) due from RCM and/or RCM AP.

On December 13, 2012, the following Funds declared short-term or long-term capital gain distributions to shareholders, payable December 13, 2012 to shareholders of record on December 12, 2012:

	Short-Term Capital Gains	Long-Term Capital Gains
AGIC Global Managed Volatility	$0.06721	$	NA
AGIC Micro Cap	NA		0.83765
AGIC U.S. Emerging Growth	NA		0.25739
F&T Behavioral Advantage Large Cap	1.09382		NA
NFJ Global Dividend Value	NA		0.02187
NFJ International Small-Cap Value	0.08568		NA
NFJ International Value II	0.02341		NA
RCM Disciplined Equity	NA		0.18150
RCM Short Duration High Income	0.00535		NA

On December 20, 2012, the following Funds declared net investment income dividends to shareholders, payable December 20, 2012 to shareholders of record on December 19, 2012:

	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AGIC Convertible	$0.14952	$0.10061	$0.12869	$0.10331	$0.16728	$0.17976	$0.15979
AGIC Global Managed Volatility	0.64555	0.70489	0.71292	NA	0.65579	0.68545	NA
AGIC High Yield Bond	0.05761	0.05100	0.05742	0.05569	0.05870	0.06000	0.05792
F&T Behavioral Advantage Large Cap	0.19782	0.20910	0.35893	NA	0.26281	0.29870	NA
NFJ Global Dividend Value	0.12880	0.08712	0.11952	NA	0.12837	0.13995	NA
NFJ International Small-Cap Value	0.28482	0.10466	0.29250	NA	0.18867	0.20167	NA
NFJ International Value II	0.22202	0.17019	0.20059	NA	0.21083	0.21496	NA
RCM China Equity	0.21058	0.00018	0.34640	NA	0.13109	0.32355	NA
RCM Disciplined Equity	0.18521	0.00001	0.14030	NA	0.17847	0.20534	NA
RCM Global Water	0.11643	0.04670	0.13108	NA	0.11383	0.17874	NA
RCM International Small-Cap	0.00002	0.01877	0.00159	0.19253	0.26250	0.30022	0.00162
RCM Redwood	0.00002	0.03116	0.00013	NA	0.07697	0.09434	NA
RCM Short Duration High Income	0.10178	0.09883	0.10235	NA	0.10397	0.10484	NA

11.30.12	Allianz Multi-Strategy Funds Annual Report	223

Notes to Financial Statements  (Cont.)

November 30, 2012

On December 27, 2012, the following Funds declared net investment income dividends and/or short-term and long-term capital gain distributions to shareholders, payable December 27, 2012 to shareholders of record on December 26, 2012:

	Class A	Class B		Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Short-Term Captial Gains		Long-Term Capital Gains
AGI Solutions 2015	$0.54939	$	NA	$0.35083	$0.54211	$0.53468	$0.56835	$0.57488	$0.50920	$	NA	$	NA
AGI Solutions 2020	0.48469		NA	0.13638	0.43211	0.45929	0.48829	0.49303	0.48550		NA		0.04347
AGI Solutions 2025	0.39567		NA	NA	NA	0.36211	0.39628	0.40027	0.34676		0.04031		NA
AGI Solutions 2030	0.54134		NA	0.35123	0.48062	0.52980	0.56291	0.56291	0.51686		NA		0.03985
AGI Solutions 2035	0.41769		NA	NA	NA	0.39387	0.42126	0.42127	0.37999		0.05329		NA
AGI Solutions 2040	0.53262		NA	0.41983	0.44826	0.51642	0.54384	0.54385	0.51387		NA		0.03974
AGI Solutions 2045	0.46040		NA	NA	NA	0.43259	0.46413	0.45414	0.42466		0.08707		NA
AGI Solutions 2050	0.59822		NA	0.40728	0.55821	0.60077	0.63226	0.63226	0.59124		NA		0.06697
AGI Solutions 2055	0.58568		NA	NA	NA	0.56220	0.60830	0.60830	0.57125		0.28286		NA
AGI Solutions Global Allocation	0.17659		0.15377	0.15541	0.17622	0.17063	0.18170	0.18444	0.17713		NA		NA
AGI Solutions Global Growth Allocation	0.61296		NA	0.47798	0.66738	0.48658	0.67073	0.69210	0.63913		NA		0.21415
AGI Solutions Retirement Income	0.32721		NA	0.28808	0.32232	0.29031	0.34307	0.34818	0.34279		NA		0.04628

On December 31, 2012, the portfolio management agreement between RCM and RCM AP terminated with respect to RCM China Equity Fund. RCM assumed RCM AP’s responsibilities for the day-to-day management of RCM China Equity Fund.

Changes to Fund Names and Mergers of Certain Advisers

Effective as of the close of business on December 31, 2012, Allianz Global Investors Capital LLC was renamed Allianz Global Investors U.S. LLC (“AGI U.S.”). Effective January 1, 2013, AGI Solutions merged into AGI U.S. by means of a statutory merger (the “Adviser Restructuring”). AGI Solutions and AGI U.S. were each, and AGI U.S. continues to be, direct, wholly-owned subsidiaries of their managing member, Allianz Global Investors U.S. Holdings LLC. Upon completion of the Adviser Restructuring, AGI U.S. succeeded to the advisory business of AGI Solutions. This occurred by operation of law. On or about April 1, 2013 RCM and Caywood-Scholl will merge into AGI U.S. NFJ remains a separate registered investment adviser and wholly owned subsidiary of AGI U.S.

Effective as of January 28, 2013, the Fund names will change as set forth below:

Current Fund Name	New Fund Name as of January 28, 2013
Allianz Global Investors Solutions 2015 Fund	AllianzGI Retirement 2015 Fund
Allianz Global Investors Solutions 2020 Fund	AllianzGI Retirement 2020 Fund
Allianz Global Investors Solutions 2025 Fund	AllianzGI Retirement 2025 Fund
Allianz Global Investors Solutions 2030 Fund	AllianzGI Retirement 2030 Fund
Allianz Global Investors Solutions 2035 Fund	AllianzGI Retirement 2035 Fund
Allianz Global Investors Solutions 2040 Fund	AllianzGI Retirement 2040 Fund
Allianz Global Investors Solutions 2045 Fund	AllianzGI Retirement 2045 Fund
Allianz Global Investors Solutions 2050 Fund	AllianzGI Retirement 2050 Fund
Allianz Global Investors Solutions 2055 Fund	AllianzGI Retirement 2055 Fund
Allianz Global Investors Solutions Global Allocation Fund	AllianzGI Global Allocation Fund
Allianz Global Investors Solutions Global Growth Allocation Fund	AllianzGI Global Growth Allocation Fund
Allianz Global Investors Solutions Retirement Income Fund	AllianzGI Retirement Income Fund
Allianz AGIC Convertible Fund	AllianzGI Convertible Fund
Allianz AGIC Focused Opportunity Fund	AllianzGI Focused Opportunity Fund
Allianz AGIC Global Managed Volatility Fund	AllianzGI Global Managed Volatility Fund
Allianz AGIC High Yield Bond Fund	AllianzGI High Yield Bond Fund
Allianz AGIC Micro Cap Fund	AllianzGI Micro Cap Fund
Allianz AGIC Ultra Micro Cap Fund	AllianzGI Ultra Micro Cap Fund
Allianz AGIC U.S. Emerging Growth Fund	AllianzGI U.S. Emerging Growth Fund
Allianz F&T Behavioral Advantage Large Cap Fund	AllianzGI Behavioral Advantage Large Cap Fund
Allianz NFJ Global Dividend Value Fund	AllianzGI NFJ Global Dividend Value Fund
Allianz NFJ International Small-Cap Value Fund	AllianzGI NFJ International Small-Cap Value Fund
Allianz NFJ International Value II Fund	AllianzGI NFJ International Value II Fund
Allianz RCM China Equity Fund	AllianzGI China Equity Fund
Allianz RCM Disciplined Equity Fund	AllianzGI Disciplined Equity Fund

224	Allianz Multi-Strategy Funds Annual Report	11.30.12

Current Fund Name	New Fund Name as of January 28, 2013
Allianz RCM Global Water Fund	AllianzGI Global Water Fund
Allianz RCM International Small-Cap Fund	AllianzGI International Small-Cap Fund
Allianz RCM Redwood Fund	AllianzGI Redwood Fund
Allianz RCM Short Duration High Income Fund	AllianzGI Short Duration High Income Fund

On or about April 1, 2013, the Institutional Class shares of the following series of the Trust shall be reclassified as “Class R6” shares, a new share class of the Trust: Allianz Global Investors Solutions 2015 Fund, Allianz Global Investors Solutions 2020 Fund, Allianz Global Investors Solutions 2025 Fund, Allianz Global Investors Solutions 2030 Fund, Allianz Global Investors Solutions 2035 Fund, Allianz Global Investors Solutions 2040 Fund, Allianz Global Investors Solutions 2045 Fund, Allianz Global Investors Solutions 2050 Fund, Allianz Global Investors Solutions 2055 Fund and Allianz Global Investors Solutions Retirement Income Fund. The contractual fee rate to be imposed on Class R6 shares under the Trust’s Administration Agreement with AGIFM will be five basis points lower than the fee rate imposed on Institutional Class shares, resulting in a correspondingly lower total expense ratio (gross of expense waivers) for Class R6 shares. Because of a five basis point reduction in the level of the expense waiver, the net expense ratio for Class R6 shares after the reclassification will remain unchanged from Institutional Class shares before the reclassification.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

11.30.12	Allianz Multi-Strategy Funds Annual Report	225

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Allianz Funds Multi-Strategy Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AGI Solutions 2015 Fund, AGI Solutions 2020 Fund, AGI Solutions 2025 Fund, AGI Solutions 2030 Fund, AGI Solutions 2035 Fund, AGI Solutions 2040 Fund, AGI Solutions 2045 Fund, AGI Solutions 2050 Fund, AGI Solutions 2055 Fund, AGI Solutions Global Allocation Fund, AGI Solutions Global Growth Allocation Fund, AGI Solutions Retirement Income Fund, Allianz AGIC Convertible Fund, Allianz AGIC Focused Opportunity Fund, Allianz AGIC Global Managed Volatility Fund, Allianz AGIC High Yield Bond Fund, Allianz AGIC Micro Cap Fund, Allianz AGIC Ultra Micro Cap Fund, Allianz AGIC U.S. Emerging Growth Fund, Allianz F&T Behavioral Advantage Large Cap Fund, Allianz NFJ Global Dividend Value Fund, Allianz NFJ International Small-Cap Value Fund, Allianz NFJ International Value II Fund, Allianz RCM China Equity Fund, Allianz RCM Disciplined Equity Fund, Allianz RCM Global Water Fund, Allianz RCM International Small-Cap Fund (formally, Allianz AGIC International Growth Opportunities Fund) Allianz RCM Redwood Fund and Allianz RCM Short Duration High Income Fund, each a fund of the Allianz Funds Multi-Strategy Trust (hereafter referred to as the “Funds”) at November 30, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 25, 2013

226	Allianz Multi-Strategy Funds Annual Report	11.30.12

Shareholder Meeting Results/Changes to Board of Trustees

(Unaudited)

Shareholder Meeting Results:

The Trust on behalf of it series, Allianz AGIC International Growth Opportunities, held a special meeting of shareholders on July 11, 2012. The shareholders of the Fund voted on the following proposals:

Proposal 1:

Approval of RCM Capital Management LLC as the new sub-adviser to the Fund and the terms of a Sub-Advisory Agreement relating to the Fund between Allianz Global Investors Fund Management LLC and RCM Capital Management LLC.

Proposal 2:

Approval of Allianz Global Investors Europe GmbH as the portfolio manager to the Fund and the terms of a Portfolio Management Agreement relating to the Fund between RCM Capital Management LLC and Allianz Global Investors Europe GmbH.

The Fund’s shareholders voted as indicated below:

	For	Against	Abstain
Proposal 1	2,243,402	55,242	122,530
Proposal 2	2,232,222	66,422	122,530

Changes to Board of Trustees:

Paul Belica retired from the Funds’ Board of Trustees effective December 31, 2011.

11.30.12	Allianz Multi-Strategy Funds Annual Report	227

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment management agreement or sub-advisory agreement for a Fund. The sub-advisers for the Fund appearing in this report include RCM Capital Management LLC (“RCM”) and Allianz Global Investors Europe GmbH (“AGI Europe”).

The new agreements approved during the period covered by this report relate to the restructuring of the subadvisory arrangements for the Allianz AGIC International Growth Opportunities Fund (the “International Growth Opportunities Fund”). At an in-person meeting held on April 3, 2012, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Subadvisory Agreement between Allianz Global Investors Fund Management LLC (the “Investment Manager”) and RCM with respect to the International Growth Opportunities Fund (the “RCM Sub-Advisory Agreement”) and the Portfolio Management Agreement between RCM and AGI Europe with respect to the International Growth Opportunities Fund (the “AGI Europe Portfolio Management Agreement,” and together with the RCM Sub-Advisory Agreement, the “New RCM Sub-Advisory Agreements”). RCM and AGI Europe assumed the roles of sub-adviser and portfolio manager, respectively, of the International Growth Opportunities Fund on July 13, 2012 and the Fund changed its name to Allianz RCM International Small-Cap Fund.1

The Board met in person on April 3, 2012 (the “RCM Contract Review Meeting”) for the specific purpose of considering whether to approve the New RCM Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the New RCM Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the RCM Contract Review Meeting. In connection with their deliberations regarding the approval of the New RCM Sub-Advisory Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the New RCM Sub-Advisory Agreements should be approved for an initial two-year term, subject to shareholder approval.

The Board’s decision to restructure the International Growth Opportunities Fund’s sub-advisory arrangements and designate RCM as the Fund’s sub-adviser and AGI Europe as the Fund’s portfolio manager pursuant to each of the New RCM Sub-Advisory Agreements, as applicable, followed previous discussions about the Fund and its then-current sub-adviser, AGIC. At the RCM Contract Review Meeting, the Board conducted further discussions with management regarding reassigning responsibility for the International Growth Opportunities Fund’s portfolio management to RCM and AGI Europe. In evaluating this proposal, the Board considered that RCM sub-advises other funds that are overseen by the Board and managed by the Investment Manager (the “Other RCM Funds”), including funds employing international or global strategies and investing in companies within the capitalization range of the proposed new strategy for the Fund, and that the Board had regularly reviewed the services provided by RCM to those funds. At the RCM Contract Review Meeting, the Investment Manager, RCM and AGI Europe provided the Board with materials regarding services provided by the New Sub-Advisers and the performance of Other RCM Funds, as well as information about other similar funds and accounts managed by RCM and AGI Europe. The Board took into account RCM’s and AGI Europe’s strong reputations. The Board placed emphasis on RCM’s performance record in sub-advising the Other RCM Funds.

In connection with the approval of the New RCM Sub-Advisory Agreements, the Board relied upon materials previously provided by the Investment Manager, RCM and AGI Europe which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the investment performance of a group of funds with substantially similar investment classifications/objectives as the International Growth Opportunities Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information on the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of RCM, (iv) descriptions of various functions performed and to be performed by RCM and AGI Europe for the International Growth Opportunities Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of RCM and AGI Europe, including information regarding portfolio managers and other personnel to provide investment management services to the International Growth Opportunities Fund. Each RCM investment strategy is supported by a team of investment professionals. The proposed portfolio managers for the Fund are Andrew Neville, who will be the Fund’s lead portfolio manager, Björn Mehrmann, Dennis Lai and Koji Nakatsuka.

During the RCM Contract Review Meeting and the Board’s annual review of sub-advisory arrangements for the International Growth Opportunities Fund and the Other RCM Funds and funds managed by AGI Europe, the Board examined RCM’s and AGI Europe’s abilities to provide high quality investment management and other services to the Fund. The Board considered RCM’s and AGI Europe’s investment philosophy and research and decision-making processes; the experience of key advisory personnel who would be responsible for portfolio management of the Fund in the future; the ability to attract and retain capable personnel; the capability and integrity of the senior management and staff at RCM and AGI Europe; and the level of skill required to manage the Fund. In addition, the Board reviewed the quality of RCM’s and AGI Europe’s services with respect to regulatory compliance and compliance with the investment policies of the International Growth Opportunities Fund; and conditions that might affect their ability to provide high quality services to the Fund in the future under the New RCM Sub-Advisory Agreements, including the New Sub-Advisers’ business reputation, financial condition and operational stability. Based on the foregoing, the Board concluded that RCM’s and AGI Europe’s investment process, research capabilities and philosophy were well suited to the Fund, and that RCM and AGI Europe would be able to meet any reasonably foreseeable obligations under the New RCM Sub-Advisory Agreements. The Trustees took into account that approval of the two New RCM Sub-Advisory Agreements are contingent on one another.

In reviewing the information provided by Lipper on the investment performance of the International Growth Opportunities Fund and of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper, the Board noted that the Fund’s performance ranked in the fourth quintile and thus underperformed the median for its peer group for the one-year period ended November 30, 2011. The Board further considered that the International Growth Opportunities Fund performed in the second quintile for the three-, five-, and ten-year periods as compared to its peer group’s returns.

In assessing the reasonableness of the fee to be paid to RCM under the RCM Sub-Advisory Agreement, the Board noted that the fee to be paid by

[1]	Subsequent to the approval of the New RCM Sub-Advisory Agreements, AGI Europe merged out of existence and the Fund terminated the AGI Europe Portfolio Management Agreement. RCM assumed AGI Europe’s responsibilities for the day-to-day management of the Fund and the named portfolio managers of the Fund continue in their roles as associated persons of RCM.

228	Allianz Multi-Strategy Funds Annual Report	11.30.12

the Investment Manager to RCM would be identical to the fee currently paid by the Investment Manager to AGIC under the Current Sub-Advisory Agreement with respect to the International Growth Opportunities Fund, and that the management fee paid by the Fund to the Investment Manager would remain unchanged. In addition, the portfolio management fee that would be paid to AGI Europe would be paid by RCM out of its sub-advisory fee. The Board noted that the fee to be paid to RCM under the RCM Sub-Advisory Agreement is comparable to the fees paid to RCM to sub-advise Other RCM Funds (excluding any applicable fee waivers). The Board also noted that the management fees for the International Growth Opportunities Fund were comparable to the fees paid by similar open-end funds advised by the Investment Manager and RCM, and the gross and net expenses are the lowest in the Fund’s peer group. The Board further noted its consideration of information relating to separate accounts with a similar investment strategy to the Fund and to the RCM international small cap investment strategy.

Based on the profitability analysis provided by the Investment Manager, the Board also considered the estimate of the profitability of the Investment Manager from its relationship with the International Growth Opportunities Fund and determined that such profitability was not excessive in light of the nature, scope and quality of services provided to the Fund.

The Board also considered possible conflicts of interest associated with the provision of investment advisory services by RCM and AGI Europe to other clients. The Trustees considered the procedures of RCM and AGI Europe designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and RCM’s and AGI Europe’s record in these matters. Additionally, the Board considered so-called “fall-out benefits” to RCM and AGI Europe, such as reputational value derived from serving as a sub-adviser to the International Growth Opportunities Fund.

After reviewing these and other related factors, the Board concluded, within the context of their overall conclusions regarding the New RCM Sub-Advisory Agreements, that the fees payable under the RCM Sub-Advisory Agreement and the AGI Europe Portfolio Management Agreement represent reasonable compensation in light of the nature and quality of the services to be provided by RCM and AGI Europe on behalf of the International Growth Opportunities Fund and that the approval of the New RCM Sub-Advisory Agreements would be in the best interests of the Fund and its shareholders. The Board’s conclusions as to the approval of the New RCM Sub-Advisory Agreements were based on a comprehensive consideration of all information provided to the Board and not the result of any single factor. Some of the factors that figured particularly in the Board’s deliberations are described above, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

Based on its evaluation, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New RCM Sub-Advisory Agreements for an initial two-year term and to submit the New RCM Sub-Advisory Agreements for shareholder approval.

11.30.12	Allianz Multi-Strategy Funds Annual Report	229

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

During the year ended November 30, 2012, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

15% Long-Term Capital Gain
AGI Solutions 2015	$179,127
AGI Solutions 2020	238,549
AGI Solutions 2030	385,364
AGI Solutions 2040	470,939
AGI Solutions 2050	474,991
AGI Solutions Global Growth Allocation	102,216
AGI Solutions Retirement Income	132,768
AGIC Convertible	34,300,335
AGIC High Yield Bond	2,534,900
AGIC Micro Cap	7,448,528
AGIC Ultra Micro Cap	166,228
AGIC U.S. Emerging Growth	1,420,647
NFJ Global Dividend Value	649,107
RCM China Equity	50,727
RCM Disciplined Equity	509,993

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the period or year ended November 30, 2012, are designated as “qualified dividend income”:

AGI Solutions 2015	12%
AGI Solutions 2020	14%
AGI Solutions 2025	16%
AGI Solutions 2030	20%
AGI Solutions 2035	26%
AGI Solutions 2040	30%
AGI Solutions 2045	33%
AGI Solutions 2050	34%
AGI Solutions 2055	33%
AGI Solutions Global Allocation	30%
AGI Solutions Global Growth Allocation	46%
AGI Solutions Retirement Income	11%
AGIC Convertible	16%
AGIC Focused Opportunity	2%
AGIC Global Managed Volatility	0%
AGIC High Yield Bond	0%
AGIC Micro Cap	0%
AGIC Ultra Micro Cap	0%
AGIC U.S. Emerging Growth	0%
F&T Behavioral Advantage Large Cap	100%
NFJ Global Dividend Value	100%
NFJ International Small-Cap Value	0%
NFJ International Value II	100%
RCM China Equity	27%
RCM Disciplined Equity	100%
RCM Global Water	100%
RCM International Small-Cap	100%
RCM Redwood	0%
RCM Short Duration High Income	0%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the period or year ended November 30, 2012, that qualify for the corporate dividend received deduction is set forth below:

AGI Solutions 2015	9%
AGI Solutions 2020	10%
AGI Solutions 2025	11%
AGI Solutions 2030	13%
AGI Solutions 2035	15%
AGI Solutions 2040	18%
AGI Solutions 2045	16%
AGI Solutions 2050	19%
AGI Solutions 2055	13%
AGI Solutions Global Allocation	14%
AGI Solutions Global Growth Allocation	22%
AGI Solutions Retirement Income	8%
AGIC Convertible	15%
AGIC Focused Opportunity	2%
AGIC Global Managed Volatility	0%
AGIC High Yield Bond	0%
AGIC Micro Cap	0%
AGIC Ultra Micro Cap	0%
AGIC U.S. Emerging Growth	0%
F&T Behavioral Advantage Large Cap	100%
NFJ Global Dividend Value	42%
NFJ International Small-Cap Value	0%
NFJ International Value II	0%
RCM China Equity	0%
RCM Disciplined Equity	100%
RCM Global Water	100%
RCM International Small-Cap	0%
RCM Redwood	0%
RCM Short Duration High Income	0%

Foreign Tax Credit:  The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on November 30, 2012 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AGI Solutions Global Allocation	$671,792	$0.034241	$49,635	$0.002530
AGI Solutions Retirement Income	13,447	0.012359	1,003	0.000922
NFJ Global Dividend Value	1,416,409	0.589271	96,587	0.040183
NFJ International Small-Cap Value	59,841	0.280585	3,618	0.016966
NFJ International Value II	126,918	0.588247	9,841	0.045612
RCM China Equity	119,497	0.426224	7,632	0.027222
RCM Global Water	2,423,414	0.231498	147,530	0.014093
RCM International Small-Cap	2,573,867	0.635980	120,174	0.029694

230	Allianz Multi-Strategy Funds Annual Report	11.30.12

The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on November 30, 2011 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
NFJ Global Dividend Value	$1,053,147	$0.625206	$69,300	$0.041140
RCM China Equity	132,694	0.492688	8,361	0.031046
RCM Global Water	1,280,329	0.168227	89,041	0.011699
RCM International Small-Cap	3,445,518	0.781010	158,902	0.036019

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of dividends and distributions received during the calendar year 2012. The amount that will be reported will be the amount to use on the shareholder’s 2012 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended November 30, 2012. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

11.30.12	Allianz Multi-Strategy Funds Annual Report	231

Privacy Policy

(Unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

232	Allianz Multi-Strategy Funds Annual Report	11.30.12

Allianz Funds Multi-Strategy Trust—Board of Trustees

(Unaudited)

Name, Year of Birth, Position(s) Held with Trust, Length of Service,
Other Trusteeships/Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess Year of Birth: 1939 Chairman of the Board of Trustees since: 2008 Trustee since: 2008 Trustee/Director of 64 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis Year of Birth: 1952 Trustee since: 2011 Trustee/Director of 64 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); Advisory Council, Stanford Business School (2002-2008); and Director, Armor Holdings, a manufacturing company (2002-2007).

Bradford K. Gallagher

Year of Birth:1944

Trustee since: 2010

Trustee/Director of 64 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010)

and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson Year of Birth: 1945 Trustee since: 2009 Trustee/Director of 64 funds in Fund Complex Trustee/Director of 17 funds in Alpine Mutual Funds Complex	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV Year of Birth: 1945 Trustee since: 2008 Trustee/Director of 64 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport Year of Birth: 1953 Trustee since: 2010 Trustee/Director of 64 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney† Year of Birth: 1959 Trustee since: 2008 Trustee/Director of 83 funds in Fund Complex Trustee/Director of no funds outside the Fund Complex	Management Board and Managing Director of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. (since January 2005) and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D, and R) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

11.30.12	Allianz Multi-Strategy Funds Annual Report	233

Allianz Funds Multi-Strategy Trust—Officers

(Unaudited)

Name, Year of Birth, Position(s) Held with Trust.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Year of Birth: 1964 President since: 2008	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 54 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2011	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 83 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2008	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors U.S. LLC; Vice President, Secretary and Chief Legal Officer of 83 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2008	Senior Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 83 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex.

Youse E. Guia Year of Birth: 1972 Chief Compliance Officer since: 2008	Senior Vice President, Chief Compliance Officer and Deputy Chief of U.S. Compliance, Allianz Global Investors U.S. LLC; Chief Compliance Officer of 83 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2008	Vice President of Allianz Global Investors U.S. LLC; Assistant Secretary of 83 funds in the Fund Complex and of The Korea Fund, Inc.

Richard H. Kirk Year of Birth: 1961 Assistant Secretary since: 2008	Senior Vice President, Allianz Global Investors U.S. LLC; Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 53 funds in the Fund Complex.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

234	Allianz Multi-Strategy Funds Annual Report	11.30.12

Allianz Funds Multi-Strategy Trust

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors Capital LLC

600 West Broadway, Suite 2900

San Diego, CA 92101

Allianz Global Investors Solutions LLC

600 West Broadway

San Diego, CA 92101

Caywood-Scholl Capital Management LLC

4250 Executive Square, Suite 400

La Jolla, CA 92037

Fuller & Thaler Asset Management, Inc.(1)

411 Borel Avenue, Suite 300

San Mateo, CA 94402

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

RCM Asia Pacific Limited

21st Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLC

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

(1)	Fuller & Thaler Asset Management, Inc. is an independently owned investment firm.

About Allianz Global Investors

We are active asset managers operating across 19 markets with specialized in-house research teams around the globe. We manage more than $389 billion in assets for individuals, families and institutions worldwide and employ almost 2,800 people, including 500 investment professionals.*

For more information about any of our investment solutions or client services, call your financial advisor or visit www.allianzinvestors.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

* As of 9/30/12

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2012. For information about any product, contact your financial advisor.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ750AR_113012

AGI-2012-11-26-5100

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $505,050 in 2011 and $587,485 in 2012.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2011 and $0 in 2012.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $298,400 in 2011 and $280,400 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculations of excise tax distributions.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Funds Multi-Strategy Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2011 Reporting Period was $3,565,283 and the 2012 Reporting Period was $4,133,254.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.302 CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds Multi-Strategy Trust

By	/s/ Brian S. Shlissel
President

Date: January 31, 2013

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: January 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President

Date: January 31, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: January 31, 2013